UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2007

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Intermediate Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge) (dagger)	0.16%	3.15%	4.95%
Class T (incl. 2.75% sales charge)	0.03%	3.06%	4.84%
Class B (incl. contingent deferred sales charge) A	-0.72%	3.08%	4.94%
Class C (incl. contingent deferred sales charge) B	1.19%	2.86%	4.34%

A Class B shares bear a 0.90% 12b-1 fee. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 3%, 0%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

8 The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 3.75% for Class A.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Class T on August 31, 1997 and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Ford O'Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the 12-month period ending August 31, 2007. While returns for high-grade debt were fairly solid overall, they also were tempered to an extent by the Federal Reserve Board's decision not to lower interest rates as bond investors had hoped. The Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The asset-backed category - home to volatile subprime mortgages, as well as credit card debt and auto loans - had the weakest performance.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 2.99%, 2.85%, 2.24% and 2.18%, respectively (excluding sales charges), and the Lehman Brothers Intermediate U.S. Government/Credit Index rose 5.54%. By way of a refresher, I hold securities both directly and indirectly through Fidelity fixed-income central funds, available only to other Fidelity funds. They allow me to gain exposure to particular segments of the bond market. I also invested in Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets. As I address fund performance, I will be doing so by looking at the portfolio as a whole, combining my direct investments and those of the central funds. Turning to fund performance, sector selection proved to be the biggest detractor, fueled by a significant underweighting in U.S. Treasury and agency securities and sizable out-of-benchmark investments in high-quality, higher-yielding securities such as commercial mortgage-backed and asset-backed bonds. While Treasuries and agencies were bolstered by a global flight to quality as the subprime mortgage market meltdown and resulting credit contagion forced a repricing of risk, securitized products were hurt by it. Among securitized products, our exposure to subprime mortgage securities detracted meaningfully. An out-of-index exposure to commercial mortgage-backed securities also worked against us. They suffered in response to concerns that the commercial property market could be vulnerable to lax lending standards. I believe my choices regarding the fund's yield-curve positioning - meaning how I allocated the fund's investments across bonds with various maturities - generally worked in our favor. Security selection in the corporate sector also helped, with solid results from holdings in the real estate investment trust and communications segments.

During the period, the fund's Institutional Class shares returned 3.22%, while the Lehman Brothers Intermediate U.S. Government/Credit Index rose 5.54%. By way of a refresher, I hold securities both directly and indirectly through Fidelity fixed-income central funds, available only to other Fidelity funds. They allow me to gain exposure to particular segments of the bond market. I also invested in Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets. As I address fund performance, I will be doing so by looking at the portfolio as a whole, combining my direct investments and those of the central funds. Turning to fund performance, sector selection proved to be the biggest detractor, fueled by a significant underweighting in U.S. Treasury and agency securities and sizable out-of-benchmark investments in high-quality, higher-yielding securities such as commercial mortgage-backed and asset-backed bonds. While Treasuries and agencies were bolstered by a global flight to quality as the subprime mortgage market meltdown and resulting credit contagion forced a repricing of risk, securitized products were hurt by it. Among securitized products, our exposure to subprime mortgage securities detracted meaningfully. An out-of-index exposure to commercial mortgage-backed securities also worked against us. They suffered in response to concerns that the commercial property market could be vulnerable to lax lending standards. I believe my choices regarding the fund's yield-curve positioning - meaning how I allocated the fund's investments across bonds with various maturities - generally worked in our favor. Security selection in the corporate sector also helped, with solid results from holdings in the real estate investment trust and communications segments.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 999.30	$ 4.13
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18
Class T
Actual	$ 1,000.00	$ 998.40	$ 4.08
Hypothetical A	$ 1,000.00	$ 1,021.12	$ 4.13
Class B
Actual	$ 1,000.00	$ 995.90	$ 7.55
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class C
Actual	$ 1,000.00	$ 995.60	$ 7.90
Hypothetical A	$ 1,000.00	$ 1,017.29	$ 7.98
Institutional Class
Actual	$ 1,000.00	$ 1,000.70	$ 2.72
Hypothetical A	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.82%
Class T	.81%
Class B	1.50%
Class C	1.57%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the fund and its pro-rata share of its investments of each Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2007	As of February 28, 2007
U.S. Government and U.S. Government Agency Obligations 41.0%	U.S. Government and U.S. Government Agency Obligations 37.8%
AAA 17.0%	AAA 18.9%
AA 7.9%	AA 7.0%
A 7.6%	A 9.4%
BBB 19.9%	BBB 19.9%
BB and Below 4.1%	BB and Below 3.5%
Not Rated 0.5%	Not Rated 1.0%
Short-Term Investments and Net Other Assets 2.0%	Short-Term Investments and Net Other Assets 2.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2007
6 months ago
Years	3.8	4.2

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	3.6	3.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007*		As of February 28, 2007**
	Corporate Bonds 30.2%		Corporate Bonds 29.4%
	U.S. Government and U.S. Government Agency Obligations 41.0%		U.S. Government and U.S. Government Agency Obligations 37.8%
	Asset-Backed Securities 11.3%		Asset-Backed Securities 13.8%
	CMOs and Other Mortgage Related Securities 14.9%		CMOs and Other Mortgage Related Securities 15.7%
	Other Investments 0.6%		Other Investments 0.8%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	9.7%	** Foreign investments	9.6%
* Futures and Swaps	18.0%	** Futures and Swaps	16.6%

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Nonconvertible Bonds - 2.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Time Warner Cable, Inc. 5.85% 5/1/17 (c)	$ 1,328,000	$ 1,297,969
Univision Communications, Inc. 3.875% 10/15/08	1,680,000	1,617,000
		2,914,969
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 6.302% 6/1/37 (g)	2,510,000	2,424,522
Tobacco - 0.1%
Reynolds American, Inc. 7.25% 6/15/37	1,575,000	1,596,207
TOTAL CONSUMER STAPLES		4,020,729
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Gazstream SA 5.625% 7/22/13 (c)	2,220,125	2,170,172
Kinder Morgan Energy Partners LP 6.95% 1/15/38	225,000	226,371
Nexen, Inc. 6.4% 5/15/37	1,015,000	987,434
Talisman Energy, Inc. yankee 6.25% 2/1/38	635,000	596,569
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	1,180,000	1,171,150
Valero Energy Corp. 6.625% 6/15/37	420,000	423,488
		5,575,184
FINANCIALS - 0.6%
Capital Markets - 0.1%
Deutsche Bank AG London 6% 9/1/17	1,220,000	1,230,884
Consumer Finance - 0.2%
SLM Corp.:
4.5% 7/26/10	560,000	518,297
5.5% 7/27/09 (g)	531,000	509,456
5.52% 7/26/10 (g)	2,025,000	1,908,206
		2,935,959
Diversified Financial Services - 0.0%
ZFS Finance USA Trust V 6.5% 5/9/67 (c)(g)	805,000	753,193
Insurance - 0.2%
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (c)	3,000,000	3,007,344
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Archstone-Smith Operating Trust 5.25% 5/1/15	$ 645,000	$ 622,240
UDR, Inc. 5.5% 4/1/14	1,470,000	1,434,054
		2,056,294
TOTAL FINANCIALS		9,983,674
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6.3% 5/1/14 (c)	1,575,000	1,504,125
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates 7.324% 4/15/11	500,000	491,250
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	2,095,000	2,121,188
United Air Lines, Inc. pass-thru trust certificates:
7.032% 4/1/12	800,478	803,984
7.186% 10/1/12	1,987,712	2,007,589
		5,424,011
TOTAL INDUSTRIALS		6,928,136
UTILITIES - 0.6%
Electric Utilities - 0.3%
Commonwealth Edison Co. 5.4% 12/15/11	927,000	921,375
Nevada Power Co. 6.5% 5/15/18	3,950,000	3,950,000
		4,871,375
Independent Power Producers & Energy Traders - 0.1%
TXU Corp. 5.55% 11/15/14	1,645,000	1,348,900
Multi-Utilities - 0.2%
CMS Energy Corp. 6.55% 7/17/17	1,740,000	1,667,639
TECO Energy, Inc. 7% 5/1/12	1,500,000	1,538,213
		3,205,852
TOTAL UTILITIES		9,426,127
TOTAL NONCONVERTIBLE BONDS (Cost $39,580,512)		38,848,819
U.S. Government and Government Agency Obligations - 24.4%
	Principal Amount	Value
U.S. Government Agency Obligations - 3.8%
Fannie Mae:
4.375% 7/17/13	$ 4,850,000	$ 4,712,415
5% 2/16/12	18,000,000	18,160,434
Federal Home Loan Bank 5.375% 8/19/11	10,035,000	10,255,991
Freddie Mac:
5.25% 7/18/11 (b)	24,105,000	24,540,023
5.25% 11/5/12	1,405,000	1,404,149
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		59,073,012
U.S. Treasury Inflation Protected Obligations - 6.7%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	30,792,440	29,450,145
2% 4/15/12	5,133,500	5,053,680
2% 1/15/14 (b)	43,071,646	42,060,381
2% 7/15/14 (b)	28,737,020	28,088,081
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		104,652,287
U.S. Treasury Obligations - 13.9%
U.S. Treasury Notes:
4.25% 8/15/14	10,000,000	9,922,660
4.5% 4/30/12 (b)	20,000,000	20,203,120
4.625% 7/31/12 (d)	29,552,000	30,027,258
4.75% 5/15/14 (b)	152,695,000	156,154,454
TOTAL U.S. TREASURY OBLIGATIONS		216,307,492
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $380,479,181)		380,032,791
U.S. Government Agency - Mortgage Securities - 9.7%

Fannie Mae - 5.8%
3.72% 10/1/33 (g)	163,186	159,874
3.75% 9/1/33 (g)	669,427	660,279
3.75% 1/1/34 (g)	149,714	147,700
3.754% 10/1/33 (g)	150,421	149,670
3.785% 6/1/34 (g)	736,723	724,338
3.823% 4/1/33 (g)	442,407	442,275
3.845% 10/1/33 (g)	3,759,173	3,726,649
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
3.934% 5/1/33 (g)	$ 48,135	$ 47,541
4% 8/1/18	2,867,569	2,694,097
4% 10/1/18 (g)	104,194	102,862
4.025% 4/1/33 (g)	38,257	38,204
4.067% 2/1/35 (g)	65,100	64,977
4.098% 1/1/35 (g)	236,992	235,903
4.167% 1/1/35 (g)	338,444	333,039
4.249% 1/1/34 (g)	416,230	412,531
4.25% 2/1/35 (g)	164,183	161,747
4.26% 5/1/35 (g)	161,591	161,177
4.27% 10/1/33 (g)	65,426	64,852
4.285% 3/1/33 (g)	162,334	162,192
4.288% 8/1/33 (g)	270,965	271,275
4.295% 3/1/35 (g)	137,836	138,707
4.297% 3/1/33 (g)	75,119	73,963
4.303% 6/1/33 (g)	85,915	85,967
4.304% 4/1/35 (g)	83,271	82,933
4.343% 1/1/35 (g)	179,955	177,551
4.356% 2/1/34 (g)	316,682	314,190
4.391% 2/1/35 (g)	251,181	247,762
4.413% 5/1/35 (g)	109,904	109,395
4.417% 12/1/33 (g)	6,691,850	6,605,890
4.43% 5/1/35 (g)	437,243	435,955
4.434% 3/1/35 (g)	238,559	235,437
4.452% 8/1/34 (g)	447,746	444,593
4.481% 1/1/35 (g)	181,232	179,691
4.487% 3/1/35 (g)	503,412	497,378
4.5% 4/1/20 to 3/1/35	2,154,034	2,025,444
4.502% 10/1/35 (g)	63,755	63,324
4.503% 2/1/35 (g)	801,358	803,768
4.506% 2/1/35 (g)	122,791	122,624
4.509% 3/1/35 (g)	501,800	495,986
4.513% 2/1/35 (g)	2,288,865	2,274,735
4.517% 2/1/35 (g)	68,863	69,016
4.528% 7/1/35 (g)	506,257	501,745
4.57% 11/1/34 (g)	442,800	438,734
4.57% 2/1/35 (g)	1,561,483	1,545,202
4.57% 7/1/35 (g)	582,174	582,993
4.575% 2/1/35 (g)	436,456	432,227
4.613% 7/1/34 (g)	4,993,538	4,949,914
4.631% 2/1/35 (g)	4,034,439	3,996,441
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.657% 3/1/35 (g)	$ 1,040,976	$ 1,045,151
4.668% 11/1/34 (g)	510,041	506,483
4.7% 10/1/34 (g)	525,886	522,550
4.708% 12/1/34 (g)	338,147	335,784
4.709% 3/1/35 (g)	51,229	51,563
4.717% 7/1/34 (g)	414,728	412,576
4.776% 12/1/34 (g)	143,596	142,652
4.799% 6/1/35 (g)	684,040	681,188
4.807% 11/1/34 (g)	445,234	442,738
4.808% 2/1/33 (g)	216,473	218,014
4.856% 10/1/34 (g)	1,796,186	1,788,318
4.87% 5/1/33 (g)	5,960	5,992
4.884% 10/1/35 (g)	331,306	327,825
4.945% 8/1/34 (g)	1,455,697	1,452,173
5.016% 7/1/34 (g)	70,505	70,380
5.045% 5/1/35 (g)	847,855	850,391
5.062% 8/1/34 (g)	120,878	120,972
5.07% 9/1/34 (g)	1,259,206	1,257,436
5.079% 9/1/34 (g)	144,454	144,306
5.112% 1/1/36 (g)	1,211,661	1,210,815
5.138% 3/1/35 (g)	70,024	69,918
5.144% 5/1/35 (g)	544,683	543,842
5.157% 5/1/35 (g)	1,598,161	1,596,108
5.173% 6/1/35 (g)	608,451	610,579
5.176% 8/1/33 (g)	207,066	207,351
5.197% 5/1/35 (g)	1,723,676	1,722,769
5.22% 4/1/36 (g)	2,282,145	2,274,192
5.261% 11/1/36 (g)	581,566	582,626
5.297% 7/1/35 (g)	80,487	80,763
5.317% 12/1/34 (g)	214,376	214,740
5.37% 2/1/36 (g)	209,932	210,041
5.475% 2/1/36 (g)	2,732,195	2,742,218
5.5% 9/1/10 to 12/1/14	2,501,130	2,515,898
5.532% 11/1/36 (g)	1,175,101	1,179,367
5.602% 1/1/36 (g)	806,378	811,335
5.651% 7/1/37 (g)	464,989	467,733
5.815% 1/1/36 (g)	552,665	556,334
5.819% 7/1/46 (d)(g)	4,648,263	4,688,069
5.829% 3/1/36 (g)	1,761,715	1,777,172
6% 5/1/16 to 4/1/17	865,569	879,592
6.061% 4/1/36 (g)	331,831	335,851
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
6.256% 6/1/36 (g)	$ 162,501	$ 164,012
6.319% 4/1/36 (g)	293,113	297,689
6.5% 12/1/13 to 3/1/35	10,816,413	11,043,896
6.575% 9/1/36 (g)	2,323,920	2,359,403
7% 2/1/09 to 6/1/33	1,938,351	2,006,105
7.5% 8/1/17 to 9/1/28	675,216	716,575
8.5% 6/1/11 to 9/1/25	112,967	121,434
9.5% 2/1/25	20,504	22,354
10.5% 8/1/20	20,269	23,449
11% 8/1/15	100,583	105,797
12.5% 12/1/13 to 4/1/15	12,531	14,578
TOTAL FANNIE MAE		91,221,844
Freddie Mac - 1.3%
4.064% 1/1/35 (g)	518,019	518,053
4.173% 1/1/34 (g)	1,749,854	1,728,379
4.289% 3/1/35 (g)	179,954	180,366
4.292% 2/1/35 (g)	383,941	384,891
4.307% 12/1/34 (g)	218,405	214,858
4.342% 3/1/35 (g)	360,415	354,347
4.375% 2/1/35 (g)	418,558	411,727
4.423% 3/1/35 (g)	217,970	214,332
4.423% 6/1/35 (g)	277,715	274,850
4.426% 2/1/34 (g)	187,900	186,029
4.455% 3/1/35 (g)	235,378	231,722
4.539% 2/1/35 (g)	391,970	386,316
4.807% 3/1/33 (g)	69,692	70,111
4.99% 4/1/35 (g)	962,495	963,416
5.131% 4/1/35 (g)	986,429	982,123
5.534% 1/1/36 (g)	1,276,118	1,277,669
5.787% 10/1/35 (g)	301,392	302,781
5.877% 6/1/36 (g)	373,419	375,785
6.044% 6/1/36 (g)	364,508	367,439
6.049% 7/1/37 (g)	1,890,000	1,903,605
6.089% 4/1/36 (g)	613,915	618,593
6.1% 6/1/36 (g)	343,339	346,926
6.744% 10/1/36 (g)	2,054,132	2,081,326
6.747% 1/1/37 (g)	2,874,199	2,921,662
6.853% 10/1/36 (g)	2,844,165	2,893,535
8.5% 9/1/24 to 8/1/27	88,854	96,480
10% 5/1/09	1,154	1,172
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
10.5% 5/1/21	$ 12,654	$ 13,059
11% 12/1/11	1,210	1,283
11.5% 10/1/15	6,128	6,969
11.75% 10/1/10	7,189	7,765
TOTAL FREDDIE MAC		20,317,569
Government National Mortgage Association - 2.6%
4.25% 7/20/34 (g)	534,556	532,400
6.5% 9/1/37 (d)	38,000,000	38,724,994
7% 7/15/28 to 11/15/28	505,722	526,803
7.5% 2/15/28 to 10/15/28	8,454	8,894
8% 6/15/24 to 10/15/24	7,398	7,898
8.5% 4/15/17 to 10/15/21	105,514	115,104
11% 7/20/19 to 8/20/19	5,193	6,076
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		39,922,169
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $151,519,383)		151,461,582
Asset-Backed Securities - 0.7%

Advanta Business Card Master Trust Series 2007-D1 Class D, 6.9375% 1/22/13 (c)(g)	1,420,000	1,393,855
AmeriCredit Automobile Receivables Trust Series 2006-1 Class E1, 6.62% 5/6/13 (c)	739,138	591,310
Bear Stearns Asset Backed Securities Trust Series 2005-HE2 Class M2, 6.255% 2/25/35 (g)	570,000	394,448
Capital Auto Receivables Asset Trust Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	245,000	244,109
Class C, 5.77% 5/20/10 (c)	235,000	233,422
Class D, 6.15% 4/20/11 (c)	400,000	399,771
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.505% 8/25/36 (c)(g)	215,000	47,031
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (c)	715,000	734,915
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (c)	850,000	845,855
Series 2006-C Class D, 6.89% 5/15/13 (c)	585,000	582,025
Series 2007-A Class D, 7.05% 12/15/13 (c)	310,000	294,500
Asset-Backed Securities - continued
	Principal Amount	Value
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (c)	$ 1,030,000	$ 1,007,690
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (c)(g)	290,000	145,000
Long Beach Mortgage Loan Trust Series 2006-7 Class M11, 8.005% 8/25/36 (g)	1,000,000	120,000
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (c)(g)	1,695,000	1,695,000
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	1,045,000	1,030,823
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 8.005% 3/25/36 (c)(g)	700,000	107,170
Wachovia Auto Loan Trust Series 2006-2A Class E, 7.05% 5/20/14 (c)	955,000	918,390
WaMu Asset-Backed Certificates Series 2006-HE5 Class B1, 8.005% 10/25/36 (c)(g)	825,000	165,000
TOTAL ASSET-BACKED SECURITIES (Cost $13,361,298)		10,950,314
Collateralized Mortgage Obligations - 3.0%

Private Sponsor - 0.4%
Chase Mortgage Finance Trust Series 2007-A1 Class 1A5, 4.3588% 2/25/37 (g)	166,810	164,432
Countrywide Home Loans pass-thru certificates Series 2007-HY5 Class 3A1, 6.2335% 9/25/37 (g)	1,255,000	1,236,175
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.6454% 11/25/34 (g)	701,284	688,994
JPMorgan Mortgage Trust Series 2007-A1 Class 3A2, 5.0072% 7/25/35 (g)	731,103	719,888
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B6, 8.2% 7/10/35 (c)(g)	738,246	745,628
Series 2003-CB1:
Class B4, 7% 6/10/35 (c)(g)	691,230	694,686
Class B5, 7.6% 6/10/35 (c)(g)	470,037	472,387
Class B6, 8.1% 6/10/35 (c)(g)	281,100	283,911
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 8.005% 12/25/36 (c)(g)	650,000	231,530
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (g)	218,828	213,408
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (g)	428,617	420,446
TOTAL PRIVATE SPONSOR		5,871,485
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - 2.6%
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 5.755% 10/25/35 (g)	$ 4,879,808	$ 4,850,026
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16	1,158,480	1,160,765
Series 2002-9 Class PC, 6% 3/25/17	235,449	237,769
Series 2003-84 Class GC, 4.5% 5/25/15	1,540,000	1,530,488
Series 2005-67 Class HD, 5.5% 12/25/30	2,835,000	2,848,998
Series 2006-4 Class PB, 6% 9/25/35	2,899,419	2,936,041
sequential payer:
Series 2002-56 Class MC, 5.5% 9/25/17	828,261	828,629
Series 2004-3 Class BA, 4% 7/25/17	136,430	131,943
Series 2004-45 Class AV, 4.5% 10/25/22	1,086,165	1,081,695
Series 2004-86 Class KC, 4.5% 5/25/19	603,331	589,382
Series 2004-91 Class AH, 4.5% 5/25/29	1,252,716	1,223,495
Freddie Mac planned amortization class:
Series 2104 Class PG, 6% 12/15/28	1,326,031	1,349,770
Series 2356 Class GD, 6% 9/15/16	920,294	935,773
Series 3033 Class UD, 5.5% 10/15/30	1,075,000	1,082,441
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2363 Class PF, 6% 9/15/16	1,222,493	1,242,841
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,479,767
Series 2952 Class EC, 5.5% 11/15/28	2,785,000	2,800,591
Series 3018 Class UD, 5.5% 9/15/30	1,735,000	1,746,311
Series 3049 Class DB, 5.5% 6/15/31	2,495,000	2,512,322
Series 3117 Class PC, 5% 6/15/31	4,000,000	3,963,738
sequential payer:
Series 2528 Class HN, 5% 11/15/17	1,515,000	1,488,298
Series 2777 Class AB, 4.5% 6/15/29	2,899,514	2,830,939
Series 2809 Class UA, 4% 12/15/14	638,373	632,408
TOTAL U.S. GOVERNMENT AGENCY		40,484,430
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $46,339,149)		46,355,915
Commercial Mortgage Securities - 0.9%
	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T12 Class X2, 0.5582% 8/13/39 (c)(g)(i)	$ 5,227,242	$ 84,170
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2006-CD3 Class A3, 5.607% 10/15/48	3,000,000	2,994,830
Credit Suisse Commercial Mortgage Trust Series 2007-C2 Class A1, 5.269% 1/15/49	593,124	590,325
DLJ Commercial Mortgage Corp. sequential payer Series 1999-CG1 Class A1B, 6.46% 3/10/32	3,787,006	3,822,693
Ginnie Mae guaranteed Multi-family pass-thru securities sequential payer Series 2002-35 Class C, 5.8739% 10/16/23 (g)	113,105	114,181
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer:
Series 2003-47 Class C, 4.227% 10/16/27	2,656,817	2,604,087
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,911,883
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6778% 12/10/41 (g)(i)	11,458,015	221,849
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C7 Class A1, 5.279% 11/15/38	361,909	361,401
Series 2007-C2 Class A1, 5.226% 2/15/40	454,099	452,385
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $14,443,782)		14,157,804
Fixed-Income Funds - 59.7%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (h)	1,222,536	116,678,845
Fidelity 2-5 Year Duration Securitized Bond Central Fund (h)	1,583,675	154,867,605
Fidelity Corporate Bond 1-10 Year Central Fund (h)	3,937,791	389,723,224
Fidelity Corporate Bond 1-5 Year Central Fund (h)	262,206	25,963,647
Fidelity Specialized High Income Central Fund (h)	235,830	22,875,519
Fidelity Ultra-Short Central Fund (h)	2,306,145	218,046,027
TOTAL FIXED-INCOME FUNDS (Cost $955,705,166)		928,154,867
Cash Equivalents - 21.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at:
5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) #	$ 62,090,045	$ 62,053,000
5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (a)	272,785,573	272,622,000
TOTAL CASH EQUIVALENTS (Cost $334,675,000)		334,675,000
TOTAL INVESTMENT PORTFOLIO - 122.4% (Cost $1,936,103,471)		1,904,637,092
NET OTHER ASSETS - (22.4)%		(348,714,403)
NET ASSETS - 100%		$ 1,555,922,689
Swap Agreements
	Expiration Date	Notional Amount
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 409,000	(71,809)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34	Oct. 2034	400,000	(88,466)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7, Class B3, 9.01% 8/25/34	Sept. 2034	409,000	(101,148)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34

	August 2034	$ 409,000	$ (63,089)
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	625,000	(175,227)
Receive monthly notional amount multiplied by .52% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M6, 6.835% 9/25/34	Oct. 2034	1,900,000	(274,757)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	600,000	(123,534)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	409,000	(45,445)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	600,000	(183,816)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34

	Nov. 2034	$ 409,000	$ (68,265)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	409,000	(57,852)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	370,000	(114,741)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	409,000	(126,282)
Receive monthly notional amount multiplied by 2% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.14% 8/25/36	Sept. 2036	1,000,000	(782,702)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	36,015	(1,106)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34

	March 2034	$ 85,922	$ (12,179)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	39,777	(32,287)
Receive monthly notional amount multiplied by 2.7% and pay Merrill Lynch, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.4606% 5/25/35	June 2035	2,410,000	(1,043,383)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	700,000	(254,597)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	409,000	(118,167)
Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36	August 2036	700,000	(293,815)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36

	Oct. 2036	$ 700,000	$ (490,380)
Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (f)	June 2010	10,000,000	(22,252)
Receive quarterly a fixed rate of .45% multiplied by the notional amount and pay to Goldman Sachs, upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 5 Index, par value of the proportional notional amount (j)	Dec. 2010	15,000,000	(16,463)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (e)	March 2010	6,373,600	11,433
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Alleghany Energy Supply Co. LLC, par value of the notional amount of Alleghany Energy Supply Co. LLC 8.25% 4/15/12	June 2012	1,400,000	(28,670)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	1,405,000	(25,633)
TOTAL CREDIT DEFAULT SWAPS		47,617,314	(4,604,632)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.795% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2011	$ 15,000,000	$ (109,041)
Receive semi-annually a fixed rate equal to 4.9375% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2012	25,000,000	269,198
Receive semi-annually a fixed rate equal to 5.022% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Nov. 2011	20,000,000	312,024
Receive semi-annually a fixed rate equal to 5.095% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	Feb. 2012	30,000,000	172,572
Receive semi-annually a fixed rate equal to 5.145% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	Feb. 2012	60,000,000	461,595
Receive semi-annually a fixed rate equal to 5.186% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Sept. 2011	15,000,000	326,518
TOTAL INTEREST RATE SWAPS		165,000,000	1,432,866
		$ 212,617,314	$ (3,171,766)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,650,158 or 1.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$62,053,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 1,433,828
Banc of America Securities LLC	21,973,330
Bank of America, NA	9,876,280
Bear Stearns & Co., Inc.	1,234,535
Citigroup Global Markets, Inc.	3,893,682
Credit Suisse Securities (USA) LLC	2,469,070
Greenwich Capital Markets, Inc.	1,234,535
HSBC Securities (USA), Inc.	2,469,070
ING Financial Markets LLC	4,938,140
Societe Generale, New York Branch	7,407,210
UBS Securities LLC	2,407,343
WestLB AG	2,715,977
$ 62,053,000

$272,622,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 174,709,423
Citigroup Global Markets, Inc.	23,037,110
Countrywide Securities Corp.	74,875,467
$ 272,622,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 5,460,167
Fidelity 2-5 Year Duration Securitized Bond Central Fund	6,857,269
Fidelity Corporate Bond 1-10 Year Central Fund	18,620,019
Fidelity Corporate Bond 1-5 Year Central Fund	1,322,191
Fidelity Specialized High Income Central Fund	1,086,186
Fidelity Ultra-Short Central Fund	13,826,190
Total	$ 47,172,022
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 122,200,190*	$ -	$ 116,678,845	4.2%
Fidelity 2-5 Year Duration Securitized Bond Central Fund	-	158,281,936*	-	154,867,605	4.1%
Fidelity Corporate Bond 1-10 Year Central Fund	-	428,551,841*	34,972,651	389,723,224	5.5%
Fidelity Corporate Bond 1-5 Year Central Fund	-	40,285,352*	13,992,114	25,963,647	2.8%
Fidelity Specialized High Income Central Fund	14,777,196	8,240,174	-	22,875,519	6.7%
Fidelity Ultra-Short Central Fund	218,844,967	111,366,065*	98,508,193	218,046,027	1.7%
Total	$ 233,622,163	$ 868,925,558	$ 147,472,958	$ 928,154,867
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information
At August 31, 2007, the fund had a capital loss carryforward of approximately $8,055,126 all of which will expire on August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $264,659,727 and repurchase agreements of $334,675,000) - See accompanying schedule: Unaffiliated issuers (cost $980,398,305)	$ 976,482,225
Fidelity Central Funds (cost $955,705,166)	928,154,867
Total Investments (cost $1,936,103,471)		$ 1,904,637,092
Cash		256,820
Receivable for investments sold		194,729
Receivable for swap agreements		29,491
Receivable for fund shares sold		1,318,779
Interest receivable		4,807,965
Distributions receivable from Fidelity Central Funds		4,680,666
Prepaid expenses		2,005
Total assets		1,915,927,547

Liabilities
Payable for investments purchased Regular delivery	$ 5,471,383
Delayed delivery	73,465,919
Payable for fund shares redeemed	3,914,605
Distributions payable	319,665
Swap agreements, at value	3,171,766
Accrued management fee	408,652
Distribution fees payable	223,546
Other affiliated payables	301,236
Other payables and accrued expenses	105,586
Collateral on securities loaned, at value	272,622,500
Total liabilities		360,004,858

Net Assets		$ 1,555,922,689
Net Assets consist of:
Paid in capital		$ 1,602,292,429
Undistributed net investment income		3,153,954
Accumulated undistributed net realized gain (loss) on investments		(14,961,031)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(34,562,663)
Net Assets		$ 1,555,922,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($255,591,257 ÷ 24,030,211 shares)	$ 10.64

Maximum offering price per share (100/97.25 of $10.64)	$ 10.94
Class T: Net Asset Value and redemption price per share ($503,737,463 ÷ 47,338,110 shares)	$ 10.64

Maximum offering price per share (100/97.25 of $10.64)	$ 10.94
Class B: Net Asset Value and offering price per share ($22,608,709 ÷ 2,127,590 shares) A	$ 10.63

Class C: Net Asset Value and offering price per share ($58,693,038 ÷ 5,528,151 shares) A	$ 10.62

Institutional Class: Net Asset Value, offering price and redemption price per share ($715,292,222 ÷ 67,110,845 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended August 31, 2007

Investment Income
Interest		$ 35,506,229
Income from Fidelity Central Funds		47,172,022
Total income		82,678,251

Expenses
Management fee	$ 4,952,905
Transfer agent fees	3,087,976
Distribution fees	2,727,644
Accounting and security lending fees	544,049
Custodian fees and expenses	39,822
Independent trustees' compensation	5,161
Registration fees	112,452
Audit	85,794
Legal	10,065
Miscellaneous	13,351
Total expenses before reductions	11,579,219
Expense reductions	(64,283)	11,514,936
Net investment income		71,163,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,111,362)
Fidelity Central Funds	(2,027,324)
Swap agreements	(2,249,051)
Capital gain distributions from Fidelity Central Funds	31,496
Total net realized gain (loss)		(8,356,241)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,966,099
Fidelity Central Funds	(24,833,592)
Swap agreements	(1,887,640)
Total change in net unrealized appreciation (depreciation)		(17,755,133)
Net gain (loss)		(26,111,374)
Net increase (decrease) in net assets resulting from operations		$ 45,051,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 71,163,315	$ 52,322,457	$ 48,634,982
Net realized gain (loss)	(8,356,241)	(10,023,592)	7,895,285
Change in net unrealized appreciation (depreciation)	(17,755,133)	4,063,334	(50,939,491)
Net increase (decrease) in net assets resulting from operations	45,051,941	46,362,199	5,590,776
Distributions to shareholders from net investment income	(67,133,368)	(51,890,296)	(46,348,627)
Distributions to shareholders from net realized gain	-	(6,729,699)	(17,912,078)
Total distributions	(67,133,368)	(58,619,995)	(64,260,705)
Share transactions - net increase (decrease)	92,477,521	43,358,947	165,772,627
Total increase (decrease) in net assets	70,396,094	31,101,151	107,102,698

Net Assets
Beginning of period	1,485,526,595	1,454,425,444	1,347,322,746
End of period (including undistributed net investment income of $3,153,954, $2,339,755 and $5,771,423, respectively)	$ 1,555,922,689	$ 1,485,526,595	$ 1,454,425,444

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01
Income from Investment Operations
Net investment income E	.487	.385	.397	.385	.420	.521
Net realized and unrealized gain (loss)	(.167)	(.043)	(.338)	.120	.254	.055
Total from investment operations	.320	.342	.059	.505	.674	.576
Distributions from net investment income	(.460)	(.382)	(.379)	(.385)	(.414)	(.526)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.460)	(.432)	(.529)	(.485)	(.414)	(.526)
Net asset value, end of period	$ 10.64	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06
Total Return B, C, D	2.99%	3.23%	.54%	4.58%	6.16%	5.44%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.75% A	.81%	.84%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.75% A	.81%	.84%	.81%	.83%
Expenses net of all reductions	.78%	.74% A	.80%	.84%	.81%	.82%
Net investment income	4.52%	4.30% A	3.60%	3.42%	3.72%	4.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 255,591	$ 229,490	$ 219,441	$ 186,748	$ 166,701	$ 133,236
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02
Income from Investment Operations
Net investment income E	.484	.377	.386	.374	.408	.508
Net realized and unrealized gain (loss)	(.178)	(.043)	(.338)	.130	.253	.044
Total from investment operations	.306	.334	.048	.504	.661	.552
Distributions from net investment income	(.456)	(.374)	(.368)	(.374)	(.401)	(.512)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.456)	(.424)	(.518)	(.474)	(.401)	(.512)
Net asset value, end of period	$ 10.64	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06
Total Return B, C, D	2.85%	3.15%	.43%	4.56%	6.03%	5.21%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.84% A	.91%	.95%	.93%	.95%
Expenses net of fee waivers, if any	.82%	.84% A	.91%	.95%	.93%	.95%
Expenses net of all reductions	.82%	.83% A	.91%	.95%	.93%	.95%
Net investment income	4.48%	4.21% A	3.49%	3.32%	3.60%	4.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 503,737	$ 563,677	$ 622,245	$ 680,947	$ 711,263	$ 684,618
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01
Income from Investment Operations
Net investment income E	.409	.316	.310	.295	.331	.436
Net realized and unrealized gain (loss)	(.169)	(.043)	(.338)	.120	.253	.044
Total from investment operations	.240	.273	(.028)	.415	.584	.480
Distributions from net investment income	(.380)	(.313)	(.292)	(.295)	(.324)	(.440)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.380)	(.363)	(.442)	(.395)	(.324)	(.440)
Net asset value, end of period	$ 10.63	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05
Total Return B, C, D	2.24%	2.57%	(.25)%	3.75%	5.32%	4.52%
Ratios to Average Net Assets F, I
Expenses before reductions	1.52%	1.52% A	1.61%	1.66%	1.60%	1.61%
Expenses net of fee waivers, if any	1.52%	1.52% A	1.60%	1.65%	1.60%	1.61%
Expenses net of all reductions	1.52%	1.52% A	1.60%	1.65%	1.60%	1.61%
Net investment income	3.78%	3.52% A	2.80%	2.62%	2.92%	4.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,609	$ 46,344	$ 73,017	$ 118,751	$ 154,697	$ 178,062
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00
Income from Investment Operations
Net investment income E	.400	.308	.301	.289	.322	.428
Net realized and unrealized gain (loss)	(.167)	(.042)	(.337)	.120	.254	.044
Total from investment operations	.233	.266	(.036)	.409	.576	.472
Distributions from net investment income	(.373)	(.306)	(.284)	(.289)	(.316)	(.432)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.373)	(.356)	(.434)	(.389)	(.316)	(.432)
Net asset value, end of period	$ 10.62	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04
Total Return B, C, D	2.18%	2.51%	(.33)%	3.70%	5.26%	4.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.59%	1.60% A	1.67%	1.70%	1.67%	1.68%
Expenses net of fee waivers, if any	1.59%	1.60% A	1.67%	1.70%	1.67%	1.68%
Expenses net of all reductions	1.58%	1.60% A	1.67%	1.70%	1.67%	1.68%
Net investment income	3.72%	3.45% A	2.73%	2.57%	2.86%	3.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,693	$ 63,946	$ 74,522	$ 91,149	$ 113,849	$ 98,158
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03
Income from Investment Operations
Net investment income D	.513	.401	.417	.400	.437	.539
Net realized and unrealized gain (loss)	(.169)	(.043)	(.339)	.122	.254	.053
Total from investment operations	.344	.358	.078	.522	.691	.592
Distributions from net investment income	(.484)	(.398)	(.398)	(.402)	(.431)	(.542)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.484)	(.448)	(.548)	(.502)	(.431)	(.542)
Net asset value, end of period	$ 10.66	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08
Total Return B, C	3.22%	3.37%	.71%	4.72%	6.30%	5.59%
Ratios to Average Net Assets E, H
Expenses before reductions	.55%	.57% A	.63%	.70%	.66%	.67%
Expenses net of fee waivers, if any	.55%	.57% A	.63%	.70%	.66%	.67%
Expenses net of all reductions	.55%	.57% A	.63%	.70%	.66%	.67%
Net investment income	4.75%	4.48% A	3.77%	3.57%	3.87%	4.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 715,292	$ 582,070	$ 465,201	$ 269,727	$ 155,302	$ 114,546
Portfolio turnover rate F	89% I	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

1. Organization.

Fidelity Advisor Intermediate Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity 2-5 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,647,824
Unrealized depreciation	(39,603,312)
Net unrealized appreciation (depreciation)	(32,955,488)
Undistributed ordinary income	2,913,250
Capital loss carryforward	(8,055,126)

Cost for federal income tax purposes	$ 1,937,592,580

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	August 31, 2007	Ten months ended August 31, 2006	October 31, 2005
Ordinary Income	$ 67,133,368	$ 51,890,296	$ 48,736,904
Long-term Capital Gains	-	6,729,699	15,523,801
Total	$ 67,133,368	$ 58,619,995	$ 64,260,705

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities, (including the Fixed-Income Central Funds) other than short-term securities, U.S. government securities and non-taxable in-kind transactions, aggregated $305,915,415 and $263,076,867 respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 469,300	$ 39,466
Class T	0%	.25%	1,345,728	8,483
Class B	.65%	.25%	299,937	216,826
Class C	.75%	.25%	612,679	49,090
			$ 2,727,644	$ 313,865

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares (3.75% for Class A shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 39,276
Class T	11,160
Class B*	37,653
Class C*	3,849
$ 91,938

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 550,602.23
Class T	1,079,578.20
Class B	83,607.25
Class C	134,594.22
Institutional Class	1,239,595.18
	$ 3,087,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of four newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Fund in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table. Each exchange is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed-Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 72,681,098	$ (1,084,210)	726,811
2-5 Year Duration Securitized Bond Central Fund	135,346,599	(892,353)	1,353,466
Corporate Bond 1-5 Year Central Fund	30,000,000	-	300,000
Corporate Bond 1-10 Year Central Fund	424,874,550	(879,534)	4,248,746
Total	$ 662,902,247	$ (2,856,097)	6,629,023

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Exchange-In-Kind - continued

On April 27, 2007, the Fund purchased 569,139 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $56,367,554 by transferring securities of equal value, including accrued interest. This is considered taxable for federal income tax purposes, and the Fund recognized a gain of $147,862.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,570 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $366,476.

Annual Report

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,464. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 18,166
Class T	19,896
Class C	3,600
Institutional Class	10,347
$ 52,009

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
From net investment income
Class A	$ 10,370,477	$ 8,237,954	$ 6,750,916
Class T	22,730,353	20,024,907	21,938,255
Class B	1,169,158	1,706,342	2,468,615
Class C	2,124,376	1,937,516	2,155,983
Institutional Class	30,739,004	19,983,577	13,034,858
Total	$ 67,133,368	$ 51,890,296	$ 46,348,627

From net realized gain
Class A	$ -	$ 1,020,134	$ 2,485,599
Class T	-	2,809,300	8,985,225
Class B	-	314,308	1,506,398
Class C	-	331,629	1,194,745
Institutional Class	-	2,254,328	3,740,111
Total	$ -	$ 6,729,699	$ 17,912,078

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class A
Shares sold	10,574,585	8,278,094	8,880,810
Reinvestment of distributions	820,864	742,446	712,081
Shares redeemed	(8,653,270)	(7,918,238)	(5,873,872)
Net increase (decrease)	2,742,179	1,102,302	3,719,019
Class T
Shares sold	13,148,613	13,931,574	17,421,833
Reinvestment of distributions	1,987,509	2,015,582	2,664,683
Shares redeemed	(20,062,229)	(20,897,941)	(22,891,513)
Net increase (decrease)	(4,926,107)	(4,950,785)	(2,804,997)
Class B
Shares sold	600,059	671,993	796,684
Reinvestment of distributions	92,579	158,557	293,999
Shares redeemed	(2,868,103)	(3,250,226)	(4,848,523)
Net increase (decrease)	(2,175,465)	(2,419,676)	(3,757,840)

Annual Report

12. Share Transactions - continued

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class C
Shares sold	1,488,943	883,428	1,502,035
Reinvestment of distributions	163,983	176,528	254,887
Shares redeemed	(2,066,746)	(1,984,475)	(2,940,524)
Net increase (decrease)	(413,820)	(924,519)	(1,183,602)
Institutional Class
Shares sold	19,511,051	18,293,682	21,107,727
Reinvestment of distributions	2,781,278	2,006,280	1,430,815
Shares redeemed	(9,069,558)	(9,124,283)	(3,567,194)
Net increase (decrease)	13,222,771	11,175,679	18,971,348
	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class A
Shares sold	$ 114,058,074	$ 88,900,621	$ 98,032,653
Reinvestment of distributions	8,855,890	7,978,925	7,878,261
Shares redeemed	(93,273,700)	(85,054,294)	(64,959,678)
Net increase (decrease)	$ 29,640,264	$ 11,825,252	$ 40,951,236
Class T
Shares sold	$ 141,957,847	$ 149,419,842	$ 192,781,788
Reinvestment of distributions	21,458,242	21,688,566	29,505,458
Shares redeemed	(216,499,859)	(224,614,505)	(253,165,506)
Net increase (decrease)	$ (53,083,770)	$ (53,506,097)	$ (30,878,260)
Class B
Shares sold	$ 6,457,505	$ 7,195,245	$ 8,809,947
Reinvestment of distributions	999,355	1,704,584	3,254,211
Shares redeemed	(30,956,416)	(34,885,370)	(53,542,026)
Net increase (decrease)	$ (23,499,556)	$ (25,985,541)	$ (41,477,868)
Class C
Shares sold	$ 16,006,140	$ 9,467,312	$ 16,597,884
Reinvestment of distributions	1,766,938	1,895,452	2,818,224
Shares redeemed	(22,267,059)	(21,287,935)	(32,438,326)
Net increase (decrease)	$ (4,493,981)	$ (9,925,171)	$ (13,022,218)
Institutional Class
Shares sold	$ 211,209,559	$ 197,223,981	$ 233,901,844
Reinvestment of distributions	30,063,141	21,595,701	15,843,665
Shares redeemed	(97,358,136)	(97,869,178)	(39,545,772)
Net increase (decrease)	$ 143,914,564	$ 120,950,504	$ 210,199,737

Annual Report

Notes to Financial Statements - continued

13. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 30, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Intermediate Bond. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Intermediate Bond. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of 6.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $60,044,812 of distributions paid during the period January 1, 2007 to August 31, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Intermediate Bond Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LTB-UANN-1007
1.784752.104

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Intermediate Bond

Fund - Institutional Class

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www..fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	3.22%	3.90%	5.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Institutional Class on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Ford O'Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the 12-month period ending August 31, 2007. While returns for high-grade debt were fairly solid overall, they also were tempered to an extent by the Federal Reserve Board's decision not to lower interest rates as bond investors had hoped. The Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The asset-backed category - home to volatile subprime mortgages, as well as credit card debt and auto loans - had the weakest performance.

During the period, the fund's Class A, Class T, Class B and Class C shares returned 2.99%, 2.85%, 2.24% and 2.18%, respectively (excluding sales charges), and the Lehman Brothers Intermediate U.S. Government/Credit Index rose 5.54%. By way of a refresher, I hold securities both directly and indirectly through Fidelity fixed-income central funds, available only to other Fidelity funds. They allow me to gain exposure to particular segments of the bond market. I also invested in Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets. As I address fund performance, I will be doing so by looking at the portfolio as a whole, combining my direct investments and those of the central funds. Turning to fund performance, sector selection proved to be the biggest detractor, fueled by a significant underweighting in U.S. Treasury and agency securities and sizable out-of-benchmark investments in high-quality, higher-yielding securities such as commercial mortgage-backed and asset-backed bonds. While Treasuries and agencies were bolstered by a global flight to quality as the subprime mortgage market meltdown and resulting credit contagion forced a repricing of risk, securitized products were hurt by it. Among securitized products, our exposure to subprime mortgage securities detracted meaningfully. An out-of-index exposure to commercial mortgage-backed securities also worked against us. They suffered in response to concerns that the commercial property market could be vulnerable to lax lending standards. I believe my choices regarding the fund's yield-curve positioning - meaning how I allocated the fund's investments across bonds with various maturities - generally worked in our favor. Security selection in the corporate sector also helped, with solid results from holdings in the real estate investment trust and communications segments.

During the period, the fund's Institutional Class shares returned 3.22%, while the Lehman Brothers Intermediate U.S. Government/Credit Index rose 5.54%. By way of a refresher, I hold securities both directly and indirectly through Fidelity fixed-income central funds, available only to other Fidelity funds. They allow me to gain exposure to particular segments of the bond market. I also invested in Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets. As I address fund performance, I will be doing so by looking at the portfolio as a whole, combining my direct investments and those of the central funds. Turning to fund performance, sector selection proved to be the biggest detractor, fueled by a significant underweighting in U.S. Treasury and agency securities and sizable out-of-benchmark investments in high-quality, higher-yielding securities such as commercial mortgage-backed and asset-backed bonds. While Treasuries and agencies were bolstered by a global flight to quality as the subprime mortgage market meltdown and resulting credit contagion forced a repricing of risk, securitized products were hurt by it. Among securitized products, our exposure to subprime mortgage securities detracted meaningfully. An out-of-index exposure to commercial mortgage-backed securities also worked against us. They suffered in response to concerns that the commercial property market could be vulnerable to lax lending standards. I believe my choices regarding the fund's yield-curve positioning - meaning how I allocated the fund's investments across bonds with various maturities - generally worked in our favor. Security selection in the corporate sector also helped, with solid results from holdings in the real estate investment trust and communications segments.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 999.30	$ 4.13
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18
Class T
Actual	$ 1,000.00	$ 998.40	$ 4.08
Hypothetical A	$ 1,000.00	$ 1,021.12	$ 4.13
Class B
Actual	$ 1,000.00	$ 995.90	$ 7.55
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class C
Actual	$ 1,000.00	$ 995.60	$ 7.90
Hypothetical A	$ 1,000.00	$ 1,017.29	$ 7.98
Institutional Class
Actual	$ 1,000.00	$ 1,000.70	$ 2.72
Hypothetical A	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.82%
Class T	.81%
Class B	1.50%
Class C	1.57%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the fund and its pro-rata share of its investments of each Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2007	As of February 28, 2007
U.S. Government and U.S. Government Agency Obligations 41.0%	U.S. Government and U.S. Government Agency Obligations 37.8%
AAA 17.0%	AAA 18.9%
AA 7.9%	AA 7.0%
A 7.6%	A 9.4%
BBB 19.9%	BBB 19.9%
BB and Below 4.1%	BB and Below 3.5%
Not Rated 0.5%	Not Rated 1.0%
Short-Term Investments and Net Other Assets 2.0%	Short-Term Investments and Net Other Assets 2.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2007
6 months ago
Years	3.8	4.2

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	3.6	3.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007*		As of February 28, 2007**
	Corporate Bonds 30.2%		Corporate Bonds 29.4%
	U.S. Government and U.S. Government Agency Obligations 41.0%		U.S. Government and U.S. Government Agency Obligations 37.8%
	Asset-Backed Securities 11.3%		Asset-Backed Securities 13.8%
	CMOs and Other Mortgage Related Securities 14.9%		CMOs and Other Mortgage Related Securities 15.7%
	Other Investments 0.6%		Other Investments 0.8%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	9.7%	** Foreign investments	9.6%
* Futures and Swaps	18.0%	** Futures and Swaps	16.6%

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Nonconvertible Bonds - 2.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Time Warner Cable, Inc. 5.85% 5/1/17 (c)	$ 1,328,000	$ 1,297,969
Univision Communications, Inc. 3.875% 10/15/08	1,680,000	1,617,000
		2,914,969
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 6.302% 6/1/37 (g)	2,510,000	2,424,522
Tobacco - 0.1%
Reynolds American, Inc. 7.25% 6/15/37	1,575,000	1,596,207
TOTAL CONSUMER STAPLES		4,020,729
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Gazstream SA 5.625% 7/22/13 (c)	2,220,125	2,170,172
Kinder Morgan Energy Partners LP 6.95% 1/15/38	225,000	226,371
Nexen, Inc. 6.4% 5/15/37	1,015,000	987,434
Talisman Energy, Inc. yankee 6.25% 2/1/38	635,000	596,569
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	1,180,000	1,171,150
Valero Energy Corp. 6.625% 6/15/37	420,000	423,488
		5,575,184
FINANCIALS - 0.6%
Capital Markets - 0.1%
Deutsche Bank AG London 6% 9/1/17	1,220,000	1,230,884
Consumer Finance - 0.2%
SLM Corp.:
4.5% 7/26/10	560,000	518,297
5.5% 7/27/09 (g)	531,000	509,456
5.52% 7/26/10 (g)	2,025,000	1,908,206
		2,935,959
Diversified Financial Services - 0.0%
ZFS Finance USA Trust V 6.5% 5/9/67 (c)(g)	805,000	753,193
Insurance - 0.2%
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (c)	3,000,000	3,007,344
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Archstone-Smith Operating Trust 5.25% 5/1/15	$ 645,000	$ 622,240
UDR, Inc. 5.5% 4/1/14	1,470,000	1,434,054
		2,056,294
TOTAL FINANCIALS		9,983,674
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6.3% 5/1/14 (c)	1,575,000	1,504,125
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates 7.324% 4/15/11	500,000	491,250
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	2,095,000	2,121,188
United Air Lines, Inc. pass-thru trust certificates:
7.032% 4/1/12	800,478	803,984
7.186% 10/1/12	1,987,712	2,007,589
		5,424,011
TOTAL INDUSTRIALS		6,928,136
UTILITIES - 0.6%
Electric Utilities - 0.3%
Commonwealth Edison Co. 5.4% 12/15/11	927,000	921,375
Nevada Power Co. 6.5% 5/15/18	3,950,000	3,950,000
		4,871,375
Independent Power Producers & Energy Traders - 0.1%
TXU Corp. 5.55% 11/15/14	1,645,000	1,348,900
Multi-Utilities - 0.2%
CMS Energy Corp. 6.55% 7/17/17	1,740,000	1,667,639
TECO Energy, Inc. 7% 5/1/12	1,500,000	1,538,213
		3,205,852
TOTAL UTILITIES		9,426,127
TOTAL NONCONVERTIBLE BONDS (Cost $39,580,512)		38,848,819
U.S. Government and Government Agency Obligations - 24.4%
	Principal Amount	Value
U.S. Government Agency Obligations - 3.8%
Fannie Mae:
4.375% 7/17/13	$ 4,850,000	$ 4,712,415
5% 2/16/12	18,000,000	18,160,434
Federal Home Loan Bank 5.375% 8/19/11	10,035,000	10,255,991
Freddie Mac:
5.25% 7/18/11 (b)	24,105,000	24,540,023
5.25% 11/5/12	1,405,000	1,404,149
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		59,073,012
U.S. Treasury Inflation Protected Obligations - 6.7%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	30,792,440	29,450,145
2% 4/15/12	5,133,500	5,053,680
2% 1/15/14 (b)	43,071,646	42,060,381
2% 7/15/14 (b)	28,737,020	28,088,081
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		104,652,287
U.S. Treasury Obligations - 13.9%
U.S. Treasury Notes:
4.25% 8/15/14	10,000,000	9,922,660
4.5% 4/30/12 (b)	20,000,000	20,203,120
4.625% 7/31/12 (d)	29,552,000	30,027,258
4.75% 5/15/14 (b)	152,695,000	156,154,454
TOTAL U.S. TREASURY OBLIGATIONS		216,307,492
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $380,479,181)		380,032,791
U.S. Government Agency - Mortgage Securities - 9.7%

Fannie Mae - 5.8%
3.72% 10/1/33 (g)	163,186	159,874
3.75% 9/1/33 (g)	669,427	660,279
3.75% 1/1/34 (g)	149,714	147,700
3.754% 10/1/33 (g)	150,421	149,670
3.785% 6/1/34 (g)	736,723	724,338
3.823% 4/1/33 (g)	442,407	442,275
3.845% 10/1/33 (g)	3,759,173	3,726,649
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
3.934% 5/1/33 (g)	$ 48,135	$ 47,541
4% 8/1/18	2,867,569	2,694,097
4% 10/1/18 (g)	104,194	102,862
4.025% 4/1/33 (g)	38,257	38,204
4.067% 2/1/35 (g)	65,100	64,977
4.098% 1/1/35 (g)	236,992	235,903
4.167% 1/1/35 (g)	338,444	333,039
4.249% 1/1/34 (g)	416,230	412,531
4.25% 2/1/35 (g)	164,183	161,747
4.26% 5/1/35 (g)	161,591	161,177
4.27% 10/1/33 (g)	65,426	64,852
4.285% 3/1/33 (g)	162,334	162,192
4.288% 8/1/33 (g)	270,965	271,275
4.295% 3/1/35 (g)	137,836	138,707
4.297% 3/1/33 (g)	75,119	73,963
4.303% 6/1/33 (g)	85,915	85,967
4.304% 4/1/35 (g)	83,271	82,933
4.343% 1/1/35 (g)	179,955	177,551
4.356% 2/1/34 (g)	316,682	314,190
4.391% 2/1/35 (g)	251,181	247,762
4.413% 5/1/35 (g)	109,904	109,395
4.417% 12/1/33 (g)	6,691,850	6,605,890
4.43% 5/1/35 (g)	437,243	435,955
4.434% 3/1/35 (g)	238,559	235,437
4.452% 8/1/34 (g)	447,746	444,593
4.481% 1/1/35 (g)	181,232	179,691
4.487% 3/1/35 (g)	503,412	497,378
4.5% 4/1/20 to 3/1/35	2,154,034	2,025,444
4.502% 10/1/35 (g)	63,755	63,324
4.503% 2/1/35 (g)	801,358	803,768
4.506% 2/1/35 (g)	122,791	122,624
4.509% 3/1/35 (g)	501,800	495,986
4.513% 2/1/35 (g)	2,288,865	2,274,735
4.517% 2/1/35 (g)	68,863	69,016
4.528% 7/1/35 (g)	506,257	501,745
4.57% 11/1/34 (g)	442,800	438,734
4.57% 2/1/35 (g)	1,561,483	1,545,202
4.57% 7/1/35 (g)	582,174	582,993
4.575% 2/1/35 (g)	436,456	432,227
4.613% 7/1/34 (g)	4,993,538	4,949,914
4.631% 2/1/35 (g)	4,034,439	3,996,441
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.657% 3/1/35 (g)	$ 1,040,976	$ 1,045,151
4.668% 11/1/34 (g)	510,041	506,483
4.7% 10/1/34 (g)	525,886	522,550
4.708% 12/1/34 (g)	338,147	335,784
4.709% 3/1/35 (g)	51,229	51,563
4.717% 7/1/34 (g)	414,728	412,576
4.776% 12/1/34 (g)	143,596	142,652
4.799% 6/1/35 (g)	684,040	681,188
4.807% 11/1/34 (g)	445,234	442,738
4.808% 2/1/33 (g)	216,473	218,014
4.856% 10/1/34 (g)	1,796,186	1,788,318
4.87% 5/1/33 (g)	5,960	5,992
4.884% 10/1/35 (g)	331,306	327,825
4.945% 8/1/34 (g)	1,455,697	1,452,173
5.016% 7/1/34 (g)	70,505	70,380
5.045% 5/1/35 (g)	847,855	850,391
5.062% 8/1/34 (g)	120,878	120,972
5.07% 9/1/34 (g)	1,259,206	1,257,436
5.079% 9/1/34 (g)	144,454	144,306
5.112% 1/1/36 (g)	1,211,661	1,210,815
5.138% 3/1/35 (g)	70,024	69,918
5.144% 5/1/35 (g)	544,683	543,842
5.157% 5/1/35 (g)	1,598,161	1,596,108
5.173% 6/1/35 (g)	608,451	610,579
5.176% 8/1/33 (g)	207,066	207,351
5.197% 5/1/35 (g)	1,723,676	1,722,769
5.22% 4/1/36 (g)	2,282,145	2,274,192
5.261% 11/1/36 (g)	581,566	582,626
5.297% 7/1/35 (g)	80,487	80,763
5.317% 12/1/34 (g)	214,376	214,740
5.37% 2/1/36 (g)	209,932	210,041
5.475% 2/1/36 (g)	2,732,195	2,742,218
5.5% 9/1/10 to 12/1/14	2,501,130	2,515,898
5.532% 11/1/36 (g)	1,175,101	1,179,367
5.602% 1/1/36 (g)	806,378	811,335
5.651% 7/1/37 (g)	464,989	467,733
5.815% 1/1/36 (g)	552,665	556,334
5.819% 7/1/46 (d)(g)	4,648,263	4,688,069
5.829% 3/1/36 (g)	1,761,715	1,777,172
6% 5/1/16 to 4/1/17	865,569	879,592
6.061% 4/1/36 (g)	331,831	335,851
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
6.256% 6/1/36 (g)	$ 162,501	$ 164,012
6.319% 4/1/36 (g)	293,113	297,689
6.5% 12/1/13 to 3/1/35	10,816,413	11,043,896
6.575% 9/1/36 (g)	2,323,920	2,359,403
7% 2/1/09 to 6/1/33	1,938,351	2,006,105
7.5% 8/1/17 to 9/1/28	675,216	716,575
8.5% 6/1/11 to 9/1/25	112,967	121,434
9.5% 2/1/25	20,504	22,354
10.5% 8/1/20	20,269	23,449
11% 8/1/15	100,583	105,797
12.5% 12/1/13 to 4/1/15	12,531	14,578
TOTAL FANNIE MAE		91,221,844
Freddie Mac - 1.3%
4.064% 1/1/35 (g)	518,019	518,053
4.173% 1/1/34 (g)	1,749,854	1,728,379
4.289% 3/1/35 (g)	179,954	180,366
4.292% 2/1/35 (g)	383,941	384,891
4.307% 12/1/34 (g)	218,405	214,858
4.342% 3/1/35 (g)	360,415	354,347
4.375% 2/1/35 (g)	418,558	411,727
4.423% 3/1/35 (g)	217,970	214,332
4.423% 6/1/35 (g)	277,715	274,850
4.426% 2/1/34 (g)	187,900	186,029
4.455% 3/1/35 (g)	235,378	231,722
4.539% 2/1/35 (g)	391,970	386,316
4.807% 3/1/33 (g)	69,692	70,111
4.99% 4/1/35 (g)	962,495	963,416
5.131% 4/1/35 (g)	986,429	982,123
5.534% 1/1/36 (g)	1,276,118	1,277,669
5.787% 10/1/35 (g)	301,392	302,781
5.877% 6/1/36 (g)	373,419	375,785
6.044% 6/1/36 (g)	364,508	367,439
6.049% 7/1/37 (g)	1,890,000	1,903,605
6.089% 4/1/36 (g)	613,915	618,593
6.1% 6/1/36 (g)	343,339	346,926
6.744% 10/1/36 (g)	2,054,132	2,081,326
6.747% 1/1/37 (g)	2,874,199	2,921,662
6.853% 10/1/36 (g)	2,844,165	2,893,535
8.5% 9/1/24 to 8/1/27	88,854	96,480
10% 5/1/09	1,154	1,172
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
10.5% 5/1/21	$ 12,654	$ 13,059
11% 12/1/11	1,210	1,283
11.5% 10/1/15	6,128	6,969
11.75% 10/1/10	7,189	7,765
TOTAL FREDDIE MAC		20,317,569
Government National Mortgage Association - 2.6%
4.25% 7/20/34 (g)	534,556	532,400
6.5% 9/1/37 (d)	38,000,000	38,724,994
7% 7/15/28 to 11/15/28	505,722	526,803
7.5% 2/15/28 to 10/15/28	8,454	8,894
8% 6/15/24 to 10/15/24	7,398	7,898
8.5% 4/15/17 to 10/15/21	105,514	115,104
11% 7/20/19 to 8/20/19	5,193	6,076
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		39,922,169
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $151,519,383)		151,461,582
Asset-Backed Securities - 0.7%

Advanta Business Card Master Trust Series 2007-D1 Class D, 6.9375% 1/22/13 (c)(g)	1,420,000	1,393,855
AmeriCredit Automobile Receivables Trust Series 2006-1 Class E1, 6.62% 5/6/13 (c)	739,138	591,310
Bear Stearns Asset Backed Securities Trust Series 2005-HE2 Class M2, 6.255% 2/25/35 (g)	570,000	394,448
Capital Auto Receivables Asset Trust Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	245,000	244,109
Class C, 5.77% 5/20/10 (c)	235,000	233,422
Class D, 6.15% 4/20/11 (c)	400,000	399,771
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.505% 8/25/36 (c)(g)	215,000	47,031
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (c)	715,000	734,915
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (c)	850,000	845,855
Series 2006-C Class D, 6.89% 5/15/13 (c)	585,000	582,025
Series 2007-A Class D, 7.05% 12/15/13 (c)	310,000	294,500
Asset-Backed Securities - continued
	Principal Amount	Value
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (c)	$ 1,030,000	$ 1,007,690
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (c)(g)	290,000	145,000
Long Beach Mortgage Loan Trust Series 2006-7 Class M11, 8.005% 8/25/36 (g)	1,000,000	120,000
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (c)(g)	1,695,000	1,695,000
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	1,045,000	1,030,823
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 8.005% 3/25/36 (c)(g)	700,000	107,170
Wachovia Auto Loan Trust Series 2006-2A Class E, 7.05% 5/20/14 (c)	955,000	918,390
WaMu Asset-Backed Certificates Series 2006-HE5 Class B1, 8.005% 10/25/36 (c)(g)	825,000	165,000
TOTAL ASSET-BACKED SECURITIES (Cost $13,361,298)		10,950,314
Collateralized Mortgage Obligations - 3.0%

Private Sponsor - 0.4%
Chase Mortgage Finance Trust Series 2007-A1 Class 1A5, 4.3588% 2/25/37 (g)	166,810	164,432
Countrywide Home Loans pass-thru certificates Series 2007-HY5 Class 3A1, 6.2335% 9/25/37 (g)	1,255,000	1,236,175
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.6454% 11/25/34 (g)	701,284	688,994
JPMorgan Mortgage Trust Series 2007-A1 Class 3A2, 5.0072% 7/25/35 (g)	731,103	719,888
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B6, 8.2% 7/10/35 (c)(g)	738,246	745,628
Series 2003-CB1:
Class B4, 7% 6/10/35 (c)(g)	691,230	694,686
Class B5, 7.6% 6/10/35 (c)(g)	470,037	472,387
Class B6, 8.1% 6/10/35 (c)(g)	281,100	283,911
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 8.005% 12/25/36 (c)(g)	650,000	231,530
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (g)	218,828	213,408
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (g)	428,617	420,446
TOTAL PRIVATE SPONSOR		5,871,485
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - 2.6%
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 5.755% 10/25/35 (g)	$ 4,879,808	$ 4,850,026
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16	1,158,480	1,160,765
Series 2002-9 Class PC, 6% 3/25/17	235,449	237,769
Series 2003-84 Class GC, 4.5% 5/25/15	1,540,000	1,530,488
Series 2005-67 Class HD, 5.5% 12/25/30	2,835,000	2,848,998
Series 2006-4 Class PB, 6% 9/25/35	2,899,419	2,936,041
sequential payer:
Series 2002-56 Class MC, 5.5% 9/25/17	828,261	828,629
Series 2004-3 Class BA, 4% 7/25/17	136,430	131,943
Series 2004-45 Class AV, 4.5% 10/25/22	1,086,165	1,081,695
Series 2004-86 Class KC, 4.5% 5/25/19	603,331	589,382
Series 2004-91 Class AH, 4.5% 5/25/29	1,252,716	1,223,495
Freddie Mac planned amortization class:
Series 2104 Class PG, 6% 12/15/28	1,326,031	1,349,770
Series 2356 Class GD, 6% 9/15/16	920,294	935,773
Series 3033 Class UD, 5.5% 10/15/30	1,075,000	1,082,441
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2363 Class PF, 6% 9/15/16	1,222,493	1,242,841
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,479,767
Series 2952 Class EC, 5.5% 11/15/28	2,785,000	2,800,591
Series 3018 Class UD, 5.5% 9/15/30	1,735,000	1,746,311
Series 3049 Class DB, 5.5% 6/15/31	2,495,000	2,512,322
Series 3117 Class PC, 5% 6/15/31	4,000,000	3,963,738
sequential payer:
Series 2528 Class HN, 5% 11/15/17	1,515,000	1,488,298
Series 2777 Class AB, 4.5% 6/15/29	2,899,514	2,830,939
Series 2809 Class UA, 4% 12/15/14	638,373	632,408
TOTAL U.S. GOVERNMENT AGENCY		40,484,430
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $46,339,149)		46,355,915
Commercial Mortgage Securities - 0.9%
	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T12 Class X2, 0.5582% 8/13/39 (c)(g)(i)	$ 5,227,242	$ 84,170
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2006-CD3 Class A3, 5.607% 10/15/48	3,000,000	2,994,830
Credit Suisse Commercial Mortgage Trust Series 2007-C2 Class A1, 5.269% 1/15/49	593,124	590,325
DLJ Commercial Mortgage Corp. sequential payer Series 1999-CG1 Class A1B, 6.46% 3/10/32	3,787,006	3,822,693
Ginnie Mae guaranteed Multi-family pass-thru securities sequential payer Series 2002-35 Class C, 5.8739% 10/16/23 (g)	113,105	114,181
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer:
Series 2003-47 Class C, 4.227% 10/16/27	2,656,817	2,604,087
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,911,883
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6778% 12/10/41 (g)(i)	11,458,015	221,849
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C7 Class A1, 5.279% 11/15/38	361,909	361,401
Series 2007-C2 Class A1, 5.226% 2/15/40	454,099	452,385
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $14,443,782)		14,157,804
Fixed-Income Funds - 59.7%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (h)	1,222,536	116,678,845
Fidelity 2-5 Year Duration Securitized Bond Central Fund (h)	1,583,675	154,867,605
Fidelity Corporate Bond 1-10 Year Central Fund (h)	3,937,791	389,723,224
Fidelity Corporate Bond 1-5 Year Central Fund (h)	262,206	25,963,647
Fidelity Specialized High Income Central Fund (h)	235,830	22,875,519
Fidelity Ultra-Short Central Fund (h)	2,306,145	218,046,027
TOTAL FIXED-INCOME FUNDS (Cost $955,705,166)		928,154,867
Cash Equivalents - 21.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at:
5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) #	$ 62,090,045	$ 62,053,000
5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (a)	272,785,573	272,622,000
TOTAL CASH EQUIVALENTS (Cost $334,675,000)		334,675,000
TOTAL INVESTMENT PORTFOLIO - 122.4% (Cost $1,936,103,471)		1,904,637,092
NET OTHER ASSETS - (22.4)%		(348,714,403)
NET ASSETS - 100%		$ 1,555,922,689
Swap Agreements
	Expiration Date	Notional Amount
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 409,000	(71,809)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34	Oct. 2034	400,000	(88,466)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7, Class B3, 9.01% 8/25/34	Sept. 2034	409,000	(101,148)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34

	August 2034	$ 409,000	$ (63,089)
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	625,000	(175,227)
Receive monthly notional amount multiplied by .52% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M6, 6.835% 9/25/34	Oct. 2034	1,900,000	(274,757)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	600,000	(123,534)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	409,000	(45,445)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	600,000	(183,816)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34

	Nov. 2034	$ 409,000	$ (68,265)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	409,000	(57,852)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	370,000	(114,741)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	409,000	(126,282)
Receive monthly notional amount multiplied by 2% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.14% 8/25/36	Sept. 2036	1,000,000	(782,702)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	36,015	(1,106)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34

	March 2034	$ 85,922	$ (12,179)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	39,777	(32,287)
Receive monthly notional amount multiplied by 2.7% and pay Merrill Lynch, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.4606% 5/25/35	June 2035	2,410,000	(1,043,383)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	700,000	(254,597)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	409,000	(118,167)
Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36	August 2036	700,000	(293,815)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36

	Oct. 2036	$ 700,000	$ (490,380)
Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (f)	June 2010	10,000,000	(22,252)
Receive quarterly a fixed rate of .45% multiplied by the notional amount and pay to Goldman Sachs, upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 5 Index, par value of the proportional notional amount (j)	Dec. 2010	15,000,000	(16,463)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (e)	March 2010	6,373,600	11,433
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Alleghany Energy Supply Co. LLC, par value of the notional amount of Alleghany Energy Supply Co. LLC 8.25% 4/15/12	June 2012	1,400,000	(28,670)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	1,405,000	(25,633)
TOTAL CREDIT DEFAULT SWAPS		47,617,314	(4,604,632)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.795% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2011	$ 15,000,000	$ (109,041)
Receive semi-annually a fixed rate equal to 4.9375% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2012	25,000,000	269,198
Receive semi-annually a fixed rate equal to 5.022% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Nov. 2011	20,000,000	312,024
Receive semi-annually a fixed rate equal to 5.095% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	Feb. 2012	30,000,000	172,572
Receive semi-annually a fixed rate equal to 5.145% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	Feb. 2012	60,000,000	461,595
Receive semi-annually a fixed rate equal to 5.186% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Sept. 2011	15,000,000	326,518
TOTAL INTEREST RATE SWAPS		165,000,000	1,432,866
		$ 212,617,314	$ (3,171,766)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,650,158 or 1.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$62,053,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 1,433,828
Banc of America Securities LLC	21,973,330
Bank of America, NA	9,876,280
Bear Stearns & Co., Inc.	1,234,535
Citigroup Global Markets, Inc.	3,893,682
Credit Suisse Securities (USA) LLC	2,469,070
Greenwich Capital Markets, Inc.	1,234,535
HSBC Securities (USA), Inc.	2,469,070
ING Financial Markets LLC	4,938,140
Societe Generale, New York Branch	7,407,210
UBS Securities LLC	2,407,343
WestLB AG	2,715,977
$ 62,053,000

$272,622,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 174,709,423
Citigroup Global Markets, Inc.	23,037,110
Countrywide Securities Corp.	74,875,467
$ 272,622,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 5,460,167
Fidelity 2-5 Year Duration Securitized Bond Central Fund	6,857,269
Fidelity Corporate Bond 1-10 Year Central Fund	18,620,019
Fidelity Corporate Bond 1-5 Year Central Fund	1,322,191
Fidelity Specialized High Income Central Fund	1,086,186
Fidelity Ultra-Short Central Fund	13,826,190
Total	$ 47,172,022
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 122,200,190*	$ -	$ 116,678,845	4.2%
Fidelity 2-5 Year Duration Securitized Bond Central Fund	-	158,281,936*	-	154,867,605	4.1%
Fidelity Corporate Bond 1-10 Year Central Fund	-	428,551,841*	34,972,651	389,723,224	5.5%
Fidelity Corporate Bond 1-5 Year Central Fund	-	40,285,352*	13,992,114	25,963,647	2.8%
Fidelity Specialized High Income Central Fund	14,777,196	8,240,174	-	22,875,519	6.7%
Fidelity Ultra-Short Central Fund	218,844,967	111,366,065*	98,508,193	218,046,027	1.7%
Total	$ 233,622,163	$ 868,925,558	$ 147,472,958	$ 928,154,867
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information
At August 31, 2007, the fund had a capital loss carryforward of approximately $8,055,126 all of which will expire on August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $264,659,727 and repurchase agreements of $334,675,000) - See accompanying schedule: Unaffiliated issuers (cost $980,398,305)	$ 976,482,225
Fidelity Central Funds (cost $955,705,166)	928,154,867
Total Investments (cost $1,936,103,471)		$ 1,904,637,092
Cash		256,820
Receivable for investments sold		194,729
Receivable for swap agreements		29,491
Receivable for fund shares sold		1,318,779
Interest receivable		4,807,965
Distributions receivable from Fidelity Central Funds		4,680,666
Prepaid expenses		2,005
Total assets		1,915,927,547

Liabilities
Payable for investments purchased Regular delivery	$ 5,471,383
Delayed delivery	73,465,919
Payable for fund shares redeemed	3,914,605
Distributions payable	319,665
Swap agreements, at value	3,171,766
Accrued management fee	408,652
Distribution fees payable	223,546
Other affiliated payables	301,236
Other payables and accrued expenses	105,586
Collateral on securities loaned, at value	272,622,500
Total liabilities		360,004,858

Net Assets		$ 1,555,922,689
Net Assets consist of:
Paid in capital		$ 1,602,292,429
Undistributed net investment income		3,153,954
Accumulated undistributed net realized gain (loss) on investments		(14,961,031)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(34,562,663)
Net Assets		$ 1,555,922,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($255,591,257 ÷ 24,030,211 shares)	$ 10.64

Maximum offering price per share (100/97.25 of $10.64)	$ 10.94
Class T: Net Asset Value and redemption price per share ($503,737,463 ÷ 47,338,110 shares)	$ 10.64

Maximum offering price per share (100/97.25 of $10.64)	$ 10.94
Class B: Net Asset Value and offering price per share ($22,608,709 ÷ 2,127,590 shares) A	$ 10.63

Class C: Net Asset Value and offering price per share ($58,693,038 ÷ 5,528,151 shares) A	$ 10.62

Institutional Class: Net Asset Value, offering price and redemption price per share ($715,292,222 ÷ 67,110,845 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended August 31, 2007

Investment Income
Interest		$ 35,506,229
Income from Fidelity Central Funds		47,172,022
Total income		82,678,251

Expenses
Management fee	$ 4,952,905
Transfer agent fees	3,087,976
Distribution fees	2,727,644
Accounting and security lending fees	544,049
Custodian fees and expenses	39,822
Independent trustees' compensation	5,161
Registration fees	112,452
Audit	85,794
Legal	10,065
Miscellaneous	13,351
Total expenses before reductions	11,579,219
Expense reductions	(64,283)	11,514,936
Net investment income		71,163,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,111,362)
Fidelity Central Funds	(2,027,324)
Swap agreements	(2,249,051)
Capital gain distributions from Fidelity Central Funds	31,496
Total net realized gain (loss)		(8,356,241)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,966,099
Fidelity Central Funds	(24,833,592)
Swap agreements	(1,887,640)
Total change in net unrealized appreciation (depreciation)		(17,755,133)
Net gain (loss)		(26,111,374)
Net increase (decrease) in net assets resulting from operations		$ 45,051,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 71,163,315	$ 52,322,457	$ 48,634,982
Net realized gain (loss)	(8,356,241)	(10,023,592)	7,895,285
Change in net unrealized appreciation (depreciation)	(17,755,133)	4,063,334	(50,939,491)
Net increase (decrease) in net assets resulting from operations	45,051,941	46,362,199	5,590,776
Distributions to shareholders from net investment income	(67,133,368)	(51,890,296)	(46,348,627)
Distributions to shareholders from net realized gain	-	(6,729,699)	(17,912,078)
Total distributions	(67,133,368)	(58,619,995)	(64,260,705)
Share transactions - net increase (decrease)	92,477,521	43,358,947	165,772,627
Total increase (decrease) in net assets	70,396,094	31,101,151	107,102,698

Net Assets
Beginning of period	1,485,526,595	1,454,425,444	1,347,322,746
End of period (including undistributed net investment income of $3,153,954, $2,339,755 and $5,771,423, respectively)	$ 1,555,922,689	$ 1,485,526,595	$ 1,454,425,444

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01
Income from Investment Operations
Net investment income E	.487	.385	.397	.385	.420	.521
Net realized and unrealized gain (loss)	(.167)	(.043)	(.338)	.120	.254	.055
Total from investment operations	.320	.342	.059	.505	.674	.576
Distributions from net investment income	(.460)	(.382)	(.379)	(.385)	(.414)	(.526)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.460)	(.432)	(.529)	(.485)	(.414)	(.526)
Net asset value, end of period	$ 10.64	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06
Total Return B, C, D	2.99%	3.23%	.54%	4.58%	6.16%	5.44%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.75% A	.81%	.84%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.75% A	.81%	.84%	.81%	.83%
Expenses net of all reductions	.78%	.74% A	.80%	.84%	.81%	.82%
Net investment income	4.52%	4.30% A	3.60%	3.42%	3.72%	4.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 255,591	$ 229,490	$ 219,441	$ 186,748	$ 166,701	$ 133,236
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02
Income from Investment Operations
Net investment income E	.484	.377	.386	.374	.408	.508
Net realized and unrealized gain (loss)	(.178)	(.043)	(.338)	.130	.253	.044
Total from investment operations	.306	.334	.048	.504	.661	.552
Distributions from net investment income	(.456)	(.374)	(.368)	(.374)	(.401)	(.512)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.456)	(.424)	(.518)	(.474)	(.401)	(.512)
Net asset value, end of period	$ 10.64	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06
Total Return B, C, D	2.85%	3.15%	.43%	4.56%	6.03%	5.21%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.84% A	.91%	.95%	.93%	.95%
Expenses net of fee waivers, if any	.82%	.84% A	.91%	.95%	.93%	.95%
Expenses net of all reductions	.82%	.83% A	.91%	.95%	.93%	.95%
Net investment income	4.48%	4.21% A	3.49%	3.32%	3.60%	4.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 503,737	$ 563,677	$ 622,245	$ 680,947	$ 711,263	$ 684,618
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01
Income from Investment Operations
Net investment income E	.409	.316	.310	.295	.331	.436
Net realized and unrealized gain (loss)	(.169)	(.043)	(.338)	.120	.253	.044
Total from investment operations	.240	.273	(.028)	.415	.584	.480
Distributions from net investment income	(.380)	(.313)	(.292)	(.295)	(.324)	(.440)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.380)	(.363)	(.442)	(.395)	(.324)	(.440)
Net asset value, end of period	$ 10.63	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05
Total Return B, C, D	2.24%	2.57%	(.25)%	3.75%	5.32%	4.52%
Ratios to Average Net Assets F, I
Expenses before reductions	1.52%	1.52% A	1.61%	1.66%	1.60%	1.61%
Expenses net of fee waivers, if any	1.52%	1.52% A	1.60%	1.65%	1.60%	1.61%
Expenses net of all reductions	1.52%	1.52% A	1.60%	1.65%	1.60%	1.61%
Net investment income	3.78%	3.52% A	2.80%	2.62%	2.92%	4.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,609	$ 46,344	$ 73,017	$ 118,751	$ 154,697	$ 178,062
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006 H	2005 K	2004 K	2003 K	2002 K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00
Income from Investment Operations
Net investment income E	.400	.308	.301	.289	.322	.428
Net realized and unrealized gain (loss)	(.167)	(.042)	(.337)	.120	.254	.044
Total from investment operations	.233	.266	(.036)	.409	.576	.472
Distributions from net investment income	(.373)	(.306)	(.284)	(.289)	(.316)	(.432)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.373)	(.356)	(.434)	(.389)	(.316)	(.432)
Net asset value, end of period	$ 10.62	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04
Total Return B, C, D	2.18%	2.51%	(.33)%	3.70%	5.26%	4.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.59%	1.60% A	1.67%	1.70%	1.67%	1.68%
Expenses net of fee waivers, if any	1.59%	1.60% A	1.67%	1.70%	1.67%	1.68%
Expenses net of all reductions	1.58%	1.60% A	1.67%	1.70%	1.67%	1.68%
Net investment income	3.72%	3.45% A	2.73%	2.57%	2.86%	3.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,693	$ 63,946	$ 74,522	$ 91,149	$ 113,849	$ 98,158
Portfolio turnover rate G	89% J	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03
Income from Investment Operations
Net investment income D	.513	.401	.417	.400	.437	.539
Net realized and unrealized gain (loss)	(.169)	(.043)	(.339)	.122	.254	.053
Total from investment operations	.344	.358	.078	.522	.691	.592
Distributions from net investment income	(.484)	(.398)	(.398)	(.402)	(.431)	(.542)
Distributions from net realized gain	-	(.050)	(.150)	(.100)	-	-
Total distributions	(.484)	(.448)	(.548)	(.502)	(.431)	(.542)
Net asset value, end of period	$ 10.66	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08
Total Return B, C	3.22%	3.37%	.71%	4.72%	6.30%	5.59%
Ratios to Average Net Assets E, H
Expenses before reductions	.55%	.57% A	.63%	.70%	.66%	.67%
Expenses net of fee waivers, if any	.55%	.57% A	.63%	.70%	.66%	.67%
Expenses net of all reductions	.55%	.57% A	.63%	.70%	.66%	.67%
Net investment income	4.75%	4.48% A	3.77%	3.57%	3.87%	4.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 715,292	$ 582,070	$ 465,201	$ 269,727	$ 155,302	$ 114,546
Portfolio turnover rate F	89% I	43% A	73%	96%	108%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

1. Organization.

Fidelity Advisor Intermediate Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity 2-5 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,647,824
Unrealized depreciation	(39,603,312)
Net unrealized appreciation (depreciation)	(32,955,488)
Undistributed ordinary income	2,913,250
Capital loss carryforward	(8,055,126)

Cost for federal income tax purposes	$ 1,937,592,580

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	August 31, 2007	Ten months ended August 31, 2006	October 31, 2005
Ordinary Income	$ 67,133,368	$ 51,890,296	$ 48,736,904
Long-term Capital Gains	-	6,729,699	15,523,801
Total	$ 67,133,368	$ 58,619,995	$ 64,260,705

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

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Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities, (including the Fixed-Income Central Funds) other than short-term securities, U.S. government securities and non-taxable in-kind transactions, aggregated $305,915,415 and $263,076,867 respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 469,300	$ 39,466
Class T	0%	.25%	1,345,728	8,483
Class B	.65%	.25%	299,937	216,826
Class C	.75%	.25%	612,679	49,090
			$ 2,727,644	$ 313,865

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares (3.75% for Class A shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 39,276
Class T	11,160
Class B*	37,653
Class C*	3,849
$ 91,938

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 550,602.23
Class T	1,079,578.20
Class B	83,607.25
Class C	134,594.22
Institutional Class	1,239,595.18
	$ 3,087,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of four newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Fund in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table. Each exchange is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed-Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 72,681,098	$ (1,084,210)	726,811
2-5 Year Duration Securitized Bond Central Fund	135,346,599	(892,353)	1,353,466
Corporate Bond 1-5 Year Central Fund	30,000,000	-	300,000
Corporate Bond 1-10 Year Central Fund	424,874,550	(879,534)	4,248,746
Total	$ 662,902,247	$ (2,856,097)	6,629,023

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Exchange-In-Kind - continued

On April 27, 2007, the Fund purchased 569,139 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $56,367,554 by transferring securities of equal value, including accrued interest. This is considered taxable for federal income tax purposes, and the Fund recognized a gain of $147,862.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,570 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $366,476.

Annual Report

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,464. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 18,166
Class T	19,896
Class C	3,600
Institutional Class	10,347
$ 52,009

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
From net investment income
Class A	$ 10,370,477	$ 8,237,954	$ 6,750,916
Class T	22,730,353	20,024,907	21,938,255
Class B	1,169,158	1,706,342	2,468,615
Class C	2,124,376	1,937,516	2,155,983
Institutional Class	30,739,004	19,983,577	13,034,858
Total	$ 67,133,368	$ 51,890,296	$ 46,348,627

From net realized gain
Class A	$ -	$ 1,020,134	$ 2,485,599
Class T	-	2,809,300	8,985,225
Class B	-	314,308	1,506,398
Class C	-	331,629	1,194,745
Institutional Class	-	2,254,328	3,740,111
Total	$ -	$ 6,729,699	$ 17,912,078

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class A
Shares sold	10,574,585	8,278,094	8,880,810
Reinvestment of distributions	820,864	742,446	712,081
Shares redeemed	(8,653,270)	(7,918,238)	(5,873,872)
Net increase (decrease)	2,742,179	1,102,302	3,719,019
Class T
Shares sold	13,148,613	13,931,574	17,421,833
Reinvestment of distributions	1,987,509	2,015,582	2,664,683
Shares redeemed	(20,062,229)	(20,897,941)	(22,891,513)
Net increase (decrease)	(4,926,107)	(4,950,785)	(2,804,997)
Class B
Shares sold	600,059	671,993	796,684
Reinvestment of distributions	92,579	158,557	293,999
Shares redeemed	(2,868,103)	(3,250,226)	(4,848,523)
Net increase (decrease)	(2,175,465)	(2,419,676)	(3,757,840)

Annual Report

12. Share Transactions - continued

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class C
Shares sold	1,488,943	883,428	1,502,035
Reinvestment of distributions	163,983	176,528	254,887
Shares redeemed	(2,066,746)	(1,984,475)	(2,940,524)
Net increase (decrease)	(413,820)	(924,519)	(1,183,602)
Institutional Class
Shares sold	19,511,051	18,293,682	21,107,727
Reinvestment of distributions	2,781,278	2,006,280	1,430,815
Shares redeemed	(9,069,558)	(9,124,283)	(3,567,194)
Net increase (decrease)	13,222,771	11,175,679	18,971,348
	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2006
Class A
Shares sold	$ 114,058,074	$ 88,900,621	$ 98,032,653
Reinvestment of distributions	8,855,890	7,978,925	7,878,261
Shares redeemed	(93,273,700)	(85,054,294)	(64,959,678)
Net increase (decrease)	$ 29,640,264	$ 11,825,252	$ 40,951,236
Class T
Shares sold	$ 141,957,847	$ 149,419,842	$ 192,781,788
Reinvestment of distributions	21,458,242	21,688,566	29,505,458
Shares redeemed	(216,499,859)	(224,614,505)	(253,165,506)
Net increase (decrease)	$ (53,083,770)	$ (53,506,097)	$ (30,878,260)
Class B
Shares sold	$ 6,457,505	$ 7,195,245	$ 8,809,947
Reinvestment of distributions	999,355	1,704,584	3,254,211
Shares redeemed	(30,956,416)	(34,885,370)	(53,542,026)
Net increase (decrease)	$ (23,499,556)	$ (25,985,541)	$ (41,477,868)
Class C
Shares sold	$ 16,006,140	$ 9,467,312	$ 16,597,884
Reinvestment of distributions	1,766,938	1,895,452	2,818,224
Shares redeemed	(22,267,059)	(21,287,935)	(32,438,326)
Net increase (decrease)	$ (4,493,981)	$ (9,925,171)	$ (13,022,218)
Institutional Class
Shares sold	$ 211,209,559	$ 197,223,981	$ 233,901,844
Reinvestment of distributions	30,063,141	21,595,701	15,843,665
Shares redeemed	(97,358,136)	(97,869,178)	(39,545,772)
Net increase (decrease)	$ 143,914,564	$ 120,950,504	$ 210,199,737

Annual Report

Notes to Financial Statements - continued

13. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 30, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Intermediate Bond. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Intermediate Bond. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of 6.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $60,044,812 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.
Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Intermediate Bond Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LTBI-UANN-1007
1.784753.104

(Fidelity Investment logo)(registered trademark)
Fidelity

Mortgage Securities

Fund

(A Class of Fidelity® Advisor Mortgage
Securities Fund)

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Mortgage Securities Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and Fidelity Mortgage Securities Fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund	1.38%	3.37%	5.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Mortgage Securities Fund on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brett Kozlowski, Portfolio Manager of Fidelity Mortgage Securities Fund

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the year ending August 31, 2007, though some categories, particularly Treasuries, benefited from a flight to quality. During the one-year span, the Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The Lehman Brothers U.S. Treasury Index rose 6.02%. The asset-backed category - home to volatile subprime mortgages - had the weakest performance, gaining only 3.68% according to the Lehman Brothers Asset-Backed Securities Index.

Mortgage Securities returned 1.38% during the past year, while its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 5.31%. Amid a difficult market environment, the fund's return relative to the index was hampered by sizable exposure - both direct and indirect - to subprime mortgage securities. The fund's indirect exposure came through its position in Fidelity® Ultra-Short Central Fund, which is a diversified pool of short-term assets. In addition, the fund's results were hurt by its position in hybrid adjustable-rate mortgage securities (ARMs). Late in the period, I began to increase the fund's weighting in hybrid ARMs, believing that the market downturn had created compelling bargains in the sector. However, because of the pervasiveness of the liquidity crisis that gripped the market, with leveraged investors unloading bonds across multiple sectors, additional hybrid ARMs came into the market, which drove down the prices of the bonds that I had purchased earlier. Given the changing shape of the yield curve during the period, I increased the fund's use of interest rate swaps, which helped me manage the fund's sensitivity to interest rate changes. Lastly, I also used credit default swaps and total return swaps, which allowed me to add sector exposure at more attractive levels than were available in comparable cash bonds. Using these instruments made it easier to deploy the fund's cash more strategically by having cash available to invest as attractively priced securities appeared in the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 981.70	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Class T
Actual	$ 1,000.00	$ 981.80	$ 4.05
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13
Class B
Actual	$ 1,000.00	$ 978.40	$ 7.43
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class C
Actual	$ 1,000.00	$ 978.00	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 983.56	$ 2.25
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.20	$ 2.70
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.83%
Class T	.81%
Class B	1.49%
Class C	1.57%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Coupon Distribution as of August 31, 2007
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	2.6	1.9
4 - 4.99%	10.7	7.4
5 - 5.99%	48.4	61.0
6 - 6.99%	30.1	25.1
7% and over	4.9	4.4
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Weighted Average Maturity as of August 31, 2007
6 months ago
Years	4.8	4.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	4.4	2.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007*		As of February 28, 2007**
	Mortgage Securities 82.3%		Mortgage Securities 86.4%
	Corporate Bonds 2.8%		Corporate Bonds 3.4%
	CMOs and Other Mortgage Related Securities 32.9%		CMOs and Other Mortgage Related Securities 27.4%
	U.S. Treasury Obligations 2.7%		U.S. Treasury Obligations 0.0%
	U.S. Government Agency Obligations 0.4%		U.S. Government Agency Obligations 0.4%
	Asset-Backed Securities 13.8%		Asset-Backed Securities 11.9%
	Short-Term Investments and Net Other Assets(dagger) (34.9)%		Short-Term Investments and Net Other Assets(dagger) (29.5)%
* Foreign investments	6.4%	** Foreign investments	5.1%
* Futures and Swaps	13.7%	** Futures and Swaps	10.9%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 2.7%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - 2.7%
U.S. Treasury Notes:
4.125% 8/31/12 (b)	$ 14,808	$ 14,724
4.625% 7/31/12 (b)	30,000	30,482
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $44,846)		45,206
U.S. Government Agency - Mortgage Securities - 82.1%

Fannie Mae - 54.0%
3.585% 9/1/33 (f)	832	813
3.716% 7/1/33 (f)	268	267
3.72% 6/1/33 (f)	2,617	2,594
3.754% 10/1/33 (f)	226	225
3.783% 6/1/33 (f)	3,133	3,127
3.802% 6/1/33 (f)	183	182
3.84% 5/1/34 (f)	1,915	1,886
3.859% 8/1/33 (f)	217	215
3.927% 1/1/35 (f)	5,244	5,267
3.934% 5/1/33 (f)	77	76
3.979% 8/1/33 (f)	1,150	1,130
4% 10/1/18 (f)	167	165
4.025% 4/1/33 (f)	62	62
4.029% 3/1/34 (f)	4,818	4,758
4.051% 6/1/33 (f)	2,922	2,891
4.066% 7/1/34 (f)	7,001	6,913
4.067% 2/1/35 (f)	108	108
4.115% 4/1/34 (f)	3,165	3,130
4.116% 1/1/35 (f)	4,612	4,642
4.122% 5/1/34 (f)	2,588	2,560
4.167% 1/1/35 (f)	525	516
4.25% 2/1/35 (f)	246	243
4.26% 5/1/35 (f)	254	253
4.266% 2/1/34 (f)	245	243
4.288% 12/1/33 (f)	220	218
4.295% 3/1/35 (f)	207	208
4.297% 3/1/33 (f)	118	116
4.304% 4/1/35 (f)	119	118
4.329% 1/1/35 (f)	2,089	2,061
4.343% 1/1/35 (f)	270	266
4.356% 2/1/34 (f)	489	486
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.391% 2/1/35 (f)	$ 385	$ 380
4.396% 10/1/33 (f)	1,124	1,104
4.413% 5/1/35 (f)	220	219
4.43% 5/1/35 (f)	674	672
4.434% 3/1/35 (f)	367	362
4.442% 5/1/35 (f)	3,559	3,537
4.452% 8/1/34 (f)	691	686
4.462% 8/1/35 (f)	3,797	3,807
4.481% 1/1/35 (f)	279	276
4.5% 4/1/18 to 9/1/31	14,797	14,058
4.506% 2/1/35 (f)	194	194
4.517% 2/1/35 (f)	107	107
4.526% 1/1/20 (f)	1,395	1,380
4.528% 7/1/35 (f)	789	782
4.569% 1/1/35 (f)	2,026	2,006
4.582% 4/1/33 (f)	1,045	1,047
4.602% 8/1/35 (f)	2,639	2,645
4.635% 1/1/35 (f)	1,242	1,232
4.638% 8/1/35 (f)	1,356	1,345
4.663% 8/1/35 (f)	1,131	1,124
4.682% 9/1/34 (f)	3,214	3,192
4.717% 7/1/34 (f)	645	642
4.72% 2/1/35 (f)	1,536	1,524
4.776% 12/1/34 (f)	227	226
4.777% 1/1/35 (f)	1,155	1,147
4.779% 12/1/35 (f)	1,178	1,166
4.841% 9/1/34 (f)	2,273	2,263
4.847% 10/1/34 (f)	2,185	2,177
4.853% 7/1/35 (f)	1,428	1,418
4.87% 1/1/35 (f)	802	800
4.9% 4/1/33 (f)	2,269	2,260
4.918% 8/1/34 (f)	2,218	2,211
4.925% 7/1/35 (f)	55	54
4.947% 3/1/35 (f)	1,207	1,202
5% 9/1/16 to 12/1/34 (d)	109,994	105,576
5% 9/1/37 (b)	4,000	3,804
5% 9/1/37 (b)	9,000	8,560
5% 9/1/37 (b)	10,000	9,511
5.045% 5/1/35 (f)	1,303	1,306
5.087% 2/1/35 (f)	1,597	1,594
5.115% 7/1/34 (f)	572	572
5.118% 8/1/34 (f)	1,449	1,448
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.123% 3/1/34 (f)	$ 3,974	$ 3,973
5.15% 1/1/37 (f)	1,443	1,440
5.163% 3/1/36 (f)	3,533	3,529
5.173% 6/1/35 (f)	931	935
5.22% 9/1/35 (f)	210	210
5.225% 11/1/32 (f)	641	641
5.261% 11/1/36 (f)	711	712
5.267% 8/1/34 (f)	2,088	2,059
5.271% 12/1/36 (f)	798	798
5.3% 7/1/35 (f)	931	912
5.31% 3/1/36 (f)	9,673	9,682
5.332% 1/1/36 (f)	2,654	2,657
5.351% 1/1/32 (f)	216	218
5.368% 6/1/36 (f)	2,093	2,090
5.387% 2/1/37 (f)	729	731
5.387% 3/1/37 (f)	5,264	5,280
5.388% 7/1/35 (f)	670	671
5.488% 2/1/37 (f)	4,307	4,322
5.5% 1/1/09 to 12/1/35 (c)	33,452	32,840
5.5% 9/1/22 (b)	26,000	25,866
5.5% 9/1/22 (b)	17,000	16,913
5.5% 9/18/22 (b)	2,000	1,990
5.5% 9/1/37 (b)	21,500	21,009
5.5% 9/1/37 (b)	6,000	5,863
5.5% 9/1/37 (b)	51,000	49,835
5.5% 9/1/37 (b)	34,000	33,223
5.5% 9/1/37 (b)	3,000	2,931
5.5% 9/13/37 (b)	20,000	19,543
5.5% 9/13/37 (b)	15,000	14,657
5.5% 9/13/37 (b)	7,000	6,834
5.547% 6/1/32 (f)	408	410
5.668% 6/1/36 (f)	1,939	1,951
5.681% 10/1/36 (f)	795	799
5.76% 4/1/36 (f)	1,585	1,597
5.76% 9/1/36 (f)	3,215	3,238
5.797% 3/1/36 (f)	3,958	3,993
5.798% 11/1/36 (f)	952	959
5.815% 1/1/36 (f)	683	687
5.815% 7/1/36 (f)	954	959
5.834% 5/1/36 (f)	4,739	4,785
5.844% 4/1/36 (f)	465	470
5.856% 12/1/35 (f)	3,065	3,071
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.861% 3/1/36 (f)	$ 2,074	$ 2,090
5.914% 3/1/36 (f)	2,015	2,035
5.94% 12/1/36 (f)	4,438	4,471
5.946% 5/1/36 (f)	1,910	1,931
5.948% 5/1/36 (f)	664	671
5.979% 9/1/36 (f)	1,123	1,134
6% 4/1/08 to 6/1/35 (c)	64,006	64,573
6% 9/1/22 (b)	39,000	39,417
6% 9/18/22 (b)	3,000	3,032
6% 9/1/37 (b)	1,000	1,000
6% 9/1/37 (b)	20,000	19,994
6% 9/1/37 (b)	35,000	34,989
6% 9/13/37 (b)	12,000	11,996
6% 9/13/37 (b)	2,000	1,999
6.022% 9/1/36 (f)	770	778
6.033% 4/1/36 (f)	7,179	7,263
6.033% 9/1/36 (f)	1,483	1,497
6.101% 3/1/37 (f)	1,054	1,068
6.108% 4/1/36 (f)	6,800	6,881
6.155% 4/1/36 (f)	1,142	1,158
6.197% 5/1/37 (f)	85	86
6.256% 6/1/36 (f)	177	179
6.27% 6/1/36 (f)	3,611	3,662
6.316% 10/1/36 (f)	11,691	11,841
6.339% 5/1/36 (f)	1,523	1,548
6.352% 8/1/36 (f)	1,869	1,897
6.359% 8/1/46 (f)	325	328
6.499% 12/1/36 (f)	207	210
6.5% 5/1/12 to 9/1/37 (c)	46,930	47,860
6.5% 9/1/37 (b)	51,000	51,782
6.54% 4/1/37 (f)	1,321	1,337
6.614% 12/1/36 (f)	465	470
7% 12/1/15 to 7/1/37	11,255	11,652
7.5% 8/1/22 to 5/1/37	18,724	19,489
8% 12/1/29 to 3/1/37	252	262
8.5% 1/1/16 to 7/1/31	310	335
9% 6/1/09 to 10/1/30	654	713
9.5% 11/1/09 to 8/1/22	118	130
11% 8/1/10	42	44
12.25% 5/1/15	22	25
12.5% 8/1/15 to 3/1/16	27	31
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
12.75% 2/1/15	$ 4	$ 5
13.5% 9/1/14	4	5
		892,506
Freddie Mac - 27.0%
0% 3/1/34 (f)	3,817	3,818
3.753% 10/1/33 (f)	2,789	2,742
3.914% 6/1/34 (f)	417	410
4.081% 6/1/33 (f)	3,310	3,283
4.178% 1/1/35 (f)	3,763	3,723
4.234% 3/1/34 (f)	2,028	2,003
4.289% 3/1/35 (f)	276	277
4.307% 12/1/34 (f)	343	338
4.423% 3/1/35 (f)	345	339
4.423% 6/1/35 (f)	444	440
4.426% 2/1/34 (f)	286	283
4.455% 3/1/35 (f)	361	355
4.5% 9/1/18	3,080	2,972
4.539% 2/1/35 (f)	606	597
4.789% 2/1/36 (f)	338	333
4.819% 3/1/35 (f)	610	605
4.902% 5/1/34 (f)	47	48
4.99% 4/1/35 (f)	1,502	1,504
5% 6/1/18 to 9/1/35	33,426	31,926
5% 9/1/37 (b)	25,000	23,785
5% 9/1/37 (b)	17,000	16,151
5.021% 4/1/35 (f)	141	139
5.275% 11/1/35 (f)	1,347	1,343
5.5% 6/1/09 to 9/1/35	34,477	33,981
5.5% 9/1/37 (b)	41,000	40,059
5.5% 9/1/37 (b)	46,000	44,944
5.5% 9/1/37 (b)	34,000	33,219
5.5% 9/1/37 (b)	18,000	17,587
5.553% 4/1/37 (f)	759	761
5.666% 1/1/37 (f)	2,553	2,561
5.779% 3/1/37 (f)	2,542	2,554
5.787% 10/1/35 (f)	323	325
5.809% 4/1/37 (f)	2,390	2,403
5.828% 6/1/37 (f)	1,940	1,951
5.833% 5/1/37 (f)	770	774
5.909% 11/1/31 (f)	155	155
6% 5/1/16 to 9/1/36	16,497	16,633
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
6% 9/1/37 (b)	$ 25,000	$ 24,993
6.015% 6/1/36 (f)	764	770
6.027% 4/1/37 (f)	2,595	2,615
6.142% 4/1/37 (f)	898	903
6.168% 10/1/36 (f)	165	167
6.221% 5/1/36 (f)	631	638
6.271% 9/1/36 (f)	3,473	3,511
6.282% 3/1/36 (f)	3,577	3,600
6.362% 7/1/36 (f)	893	904
6.374% 12/1/36 (f)	1,901	1,924
6.416% 6/1/37 (f)	170	172
6.458% 10/1/36 (f)	4,793	4,859
6.5% 4/1/11 to 3/1/37	28,133	28,705
6.534% 2/1/37 (f)	15,670	15,874
6.599% 10/1/36 (f)	6,625	6,713
6.614% 12/1/36 (f)	4,811	4,884
6.631% 7/1/36 (f)	3,534	3,595
6.725% 8/1/37 (f)	1,327	1,349
6.744% 10/1/36 (f)	2,199	2,228
6.747% 1/1/37 (f)	3,073	3,124
6.748% 9/1/36 (f)	9,141	9,290
6.758% 6/1/36 (f)	660	669
6.853% 10/1/36 (f)	3,042	3,095
7% 6/1/21 to 5/1/37	9,902	10,179
7.226% 2/1/37 (f)	445	457
7.5% 2/1/08 to 4/1/37	13,765	14,499
7.581% 4/1/37 (f)	180	185
7.659% 8/1/36 (f)	40	41
8% 11/1/16 to 1/1/37	421	436
8.5% 7/1/09 to 9/1/20	62	65
9% 3/1/09 to 5/1/21	321	346
10% 1/1/09 to 5/1/19	70	76
10.5% 8/1/10 to 2/1/16	8	8
12.5% 5/1/12 to 12/1/14	57	63
13% 12/1/13 to 6/1/15	101	114
		446,372
Government National Mortgage Association - 1.1%
6.5% 5/15/28 to 7/15/36	9,387	9,608
7% 2/15/24 to 7/15/32	4,274	4,436
7.5% 9/15/16 to 4/15/32	1,501	1,584
8% 11/15/07 to 12/15/25	561	598
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Government National Mortgage Association - continued
8.5% 8/15/16 to 10/15/28	$ 869	$ 945
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	71	81
13.5% 7/15/11	4	4
		17,258
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,356,052)		1,356,136
Asset-Backed Securities - 6.1%

ACE Securities Corp. Home Equity Loan Trust:
Series 2005-HE6 Class A2B, 5.705% 10/25/35 (f)	1,034	1,031
Series 2006-HE2 Class M2, 5.825% 5/25/36 (f)	565	404
Series 2006-HE3 Class A2A, 5.555% 6/25/36 (f)	558	556
Series 2007-HE1 Class A2C, 5.675% 1/25/37 (f)	5,000	4,765
Ameriquest Mortgage Securities, Inc.:
Series 2005-R10 Class A2B, 5.725% 12/25/35 (f)	844	833
Series 2006-M3 Class A2A, 5.555% 10/25/36 (f)	973	963
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AQ2 Class M7, 7.155% 9/25/35 (f)	1,965	1,199
Series 2005-FR1 Class M1, 6.005% 6/25/35 (f)	600	530
Series 2007-AQ1 Class A1, 5.615% 11/25/36 (f)	1,232	1,200
Series 2007-HE3 Class 1A1, 5.625% 4/25/37 (f)	1,005	999
Capital Auto Receivables Asset Trust Series 2007-SN1 Class D, 6.05% 1/17/12	970	971
Citigroup Mortgage Loan Trust:
Series 2006-HE2 Class A2A, 5.37% 8/26/36 (f)	298	297
Series 2006-NC2:
Class A2A, 5.36% 9/25/36 (f)	364	362
Class A2B, 5.48% 9/25/36 (f)	685	644
Countrywide Asset-Backed Certificates Trust :
Series 2007-4 Class A1A, 5.625% 9/25/37 (f)	1,359	1,351
Series 2007-BC2 Class 2A1, 5.595% 6/25/37 (f)	1,158	1,150
Countrywide Home Loans, Inc. Series 2005-14 Class M4, 6.235% 4/25/36 (f)	3,950	2,542
Credit-Based Asset Servicing & Securitization Trust Series 2006-CB7 Class A2, 5.565% 10/25/36 (f)	670	663
First Franklin Mortgage Loan Trust:
Series 2005-FF12 Class A2A, 5.595% 11/25/36 (f)	252	251
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
First Franklin Mortgage Loan Trust: - continued
Series 2006-FF5 Class 2A2, 5.615% 4/25/36 (f)	$ 640	$ 631
Ford Credit Auto Owner Trust:
Series 2006-C Class D, 6.89% 5/15/13 (a)	715	711
Series 2007-A Class D, 7.05% 12/15/13 (a)	350	333
Fremont Home Loan Trust:
Series 2006-1 Class M1, 5.825% 4/25/36 (f)	485	396
Series 2006-3 Class 2A1, 5.575% 2/25/37 (f)	84	80
Series 2006-E Class M1, 5.765% 1/25/37 (f)	5,000	3,709
GSAMP Trust:
Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	325	163
Series 2004-AR2 Class B1, 7.405% 8/25/34 (f)	1,384	1,275
Series 2006-HE5 Class A2C, 5.655% 8/25/36 (f)	1,000	917
Helios Finance L.P. Series 2007-S1 Class B1, 6.02% 10/20/14 (a)(f)	2,325	2,245
Holmes Master Issuer PLC Series 2006-1A:
Class 1C, 5.6% 7/15/40 (a)(f)	940	940
Class 2C, 5.75% 7/15/40 (a)(f)	490	490
Home Equity Asset Trust Series 2006-8 Class 2A1, 5.555% 3/25/37 (f)	103	102
Home Equity Loan Trust Series 2007-FRE1 Class M1, 6.005% 4/25/37 (d)(f)	4,435	3,388
JPMorgan Mortgage Acquisition Trust Series 2006-WF1:
Class A1A, 5.6% 7/25/36	308	307
Class A1B, 5.605% 7/25/36 (f)	1,026	1,022
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,455
Long Beach Mortgage Loan Trust:
Series 2003-3 Class M1, 6.255% 7/25/33 (f)	3,741	3,163
Series 2005-WL1 Class M2, 6.055% 6/25/35 (f)	1,125	1,026
Series 2006-1 Class 2A2, 5.645% 2/25/36 (f)	590	586
Series 2006-8 Class 2A1, 5.545% 9/25/36 (f)	815	808
Series 2006-9 Class M10, 8.005% 11/25/36 (f)	2,721	544
Luminent Mortgage Trust Series 2006-3 Class 12A1, 5.715% 5/25/36 (f)	2,576	2,521
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 5.715% 5/25/47 (f)	1,000	977
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR1 Class A1, 5.675% 2/25/37 (f)	4,523	4,386
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Morgan Stanley ABS Capital I Trust:
Series 2006-HE3 Class A2C, 5.665% 4/25/36 (f)	$ 5,000	$ 4,826
Series 2006-HE6 Class A2A, 5.545% 9/25/36 (f)	2,568	2,547
Series 2006-NC1 Class A2, 5.645% 12/25/35 (f)	940	936
Series 2007-HE2 Class A2A, 5.545% 1/25/37 (f)	154	152
Series 2007-HE4 Class A2A, 5.615% 2/25/37 (f)	145	143
Series 2007-NC3 Class A2A, 5.565% 5/25/37 (f)	65	65
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 5.605% 4/25/37 (f)	1,265	1,258
National Collegiate Student Loan Trust:
Series 2006-4 Class AIO, 6.35% 2/27/12 (h)	4,205	1,036
Series 2007-1 Class A, 7.27% 4/25/12 (h)	6,370	1,879
Series 2007-2 Class AIO, 6.7% 7/25/12 (h)	4,540	1,278
New Century Home Equity Loan Trust Series 2006-1 Class M2, 5.865% 5/25/36 (f)	500	401
Newcastle CDO VIII Series 2006-8A Class 4, 5.92% 11/1/52 (a)(f)	5,000	4,275
Nomura Home Equity Loan Trust:
Series 2006-AF1 Class A1, 6.032% 10/25/36	391	390
Series 2006-HE1 Class A1, 5.585% 2/25/36 (f)	53	53
Series 2007-2 Class 2A3, 5.695% 2/25/37 (f)	5,000	4,764
NovaStar Home Equity Loan Trust Series 2006-2 Class A2A, 5.555% 6/25/36 (f)	127	127
Ocala Funding LLC Series 2006-1A Class A, 6.72% 3/20/11 (a)(f)	2,100	1,809
Option One Mortgage Loan Trust Series 2007-5 Class 2A1, 5.595% 5/25/37 (f)	443	441
Ownit Mortgage Loan Asset-Backed Certificates Series 2006-2 Class A2A, 5.585% 1/25/37 (f)	463	460
Ownit Mortgage Loan Trust Series 2006-6 Class A2A, 5.565% 9/25/37 (f)	989	975
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (a)	985	983
Class C, 5.77% 5/25/10 (a)	915	909
Popular ABS Mortgage Trust pass-thru certificates Series 2005-6 Class A1, 5.5% 1/25/36	253	252
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	567	543
Securitized Asset Backed Receivables LLC Trust Series 2005-FR4 Class B3, 7.225% 1/25/36 (f)	500	363
Structured Asset Securities Corp. Series 2005-NC2 Class M3, 5.935% 5/25/35 (f)	1,995	1,887
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-BC2 Class M1, 5.745% 3/25/37 (f)	$ 1,000	$ 779
Series 2007-OSI Class A2, 5.595% 6/25/37 (f)	1,576	1,565
WaMu Asset Holdings Corp.:
Series 2006-5 Class N1, 5.926% 7/25/46 (a)	1,148	574
Series 2006-7 Class N1, 5.926% 10/25/46 (a)	912	456
Series 2006-8 Class N1, 6.048% 10/25/46 (a)	1,160	580
WaMu Asset-Backed Certificates Series 2006-HE5:
Class B1, 8.005% 10/25/36 (a)(f)	1,005	201
Class M9, 8.005% 10/25/36 (f)	1,515	392
Wells Fargo Home Equity Trust Series 2007-2 Class A1, 5.595% 4/25/37 (f)	1,535	1,524
TOTAL ASSET-BACKED SECURITIES (Cost $112,135)		99,709
Collateralized Mortgage Obligations - 22.1%

Private Sponsor - 13.3%
American Home Mortgage Investment Trust floater Series 2004-2 Class 4A5, 4.55% 2/25/44 (d)(f)	6,360	6,277
Arkle Master Issuer PLC floater:
Series 2006-1A:
Class 1C, 5.77% 2/17/52 (a)(f)	745	745
Class 3C, 5.91% 2/17/52 (a)(f)	455	455
Series 2006-2A:
Class 1C, 5.76% 2/17/52 (a)(f)	705	704
Class 2C, 5.9% 2/17/52 (a)(f)	2,250	2,211
Series 2007-1A Class 1C, 5.78% 2/17/52 (a)(f)	2,860	2,860
Banc of America Mortgage Securities, Inc.:
Series 2003-I Class 2A6, 4.1499% 10/25/33 (d)(f)	15,000	14,728
Series 2003-J Class 2A2, 4.3919% 11/25/33 (f)	963	948
Series 2004-1 Class 2A2, 4.6856% 10/25/34 (f)	2,180	2,142
Series 2004-A:
Class 2A1, 3.5523% 2/25/34 (f)	569	553
Class 2A2, 4.1033% 2/25/34 (f)	2,457	2,402
Series 2004-D Class 2A1, 3.6156% 5/25/34 (f)	274	266
Series 2004-J Class 2A1, 4.7685% 11/25/34 (f)	1,076	1,056
Series 2005-D Class 2A7, 4.7749% 5/25/35 (f)	970	945
Series 2005-H:
Class 1A1, 4.9226% 9/25/35 (f)	299	296
Class 2A2, 4.8021% 9/25/35 (f)	307	299
Series 2005-J Class 2A5, 5.0858% 11/25/35 (f)	3,435	3,375
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10 Class 11A1, 4.2907% 1/25/35 (f)	$ 1,997	$ 1,989
Chase Mortgage Finance Trust:
Series 2007-A1:
Class 1A5, 4.3588% 2/25/37 (f)	180	178
Class 5A1, 4.1708% 2/25/37 (f)	1,501	1,465
Series 2007-A2:
Class 2A1, 4.243% 7/25/37 (f)	846	833
Class 3A1, 4.566% 7/25/37 (f)	6,190	6,080
Citigroup Mortgage Loan Trust: Series 2004-UST1:
Class A3, 4.2265% 8/25/34 (f)	3,785	3,729
Class A4, 4.4069% 8/25/34 (f)	2,587	2,534
Series 2006-AR7 Class 1A1, 6.705% 11/25/36 (f)	204	204
Countrywide Home Loans pass-thru certificates Series 2007-HY3 Class 1A1, 5.6832% 6/25/47 (f)	3,472	3,454
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	868	866
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.905% 3/25/35 (d)(f)	210	208
Credit Suisse First Boston Mortgage Acceptance Corp. sequential payer Series 2003-1 Class 3A8, 6% 1/25/33	761	760
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5795% 1/28/32 (a)(f)	300	264
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 5.1102% 10/25/34 (f)	2,974	2,932
Fosse Master Issuer PLC floater Series 2006-1A Class C2, 5.83% 10/18/54 (a)(f)	770	769
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 5.98% 11/20/56 (a)(f)	1,910	1,862
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.82% 10/11/41 (a)(f)	2,520	2,471
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 6.01% 12/20/54 (f)	3,290	3,265
Series 2005-4 Class C2, 6.06% 12/20/54 (f)	1,300	1,298
Series 2006-1A Class C2, 6.11% 12/20/54 (a)(f)	2,860	2,832
Series 2006-2 Class C1, 5.83% 12/20/54 (f)	155	146
Series 2007-1:
Class 1C1, 5.66% 12/20/54 (f)	940	926
Class 2C1, 5.79% 12/20/54 (f)	500	480
Series 2007-2 Class 2C1, 5.79% 12/17/54 (f)	1,355	1,354
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
GSR Mortgage Loan Trust:
Series 2005-AR4 Class 3A5, 4.7579% 7/25/35 (f)	$ 920	$ 920
Series 2006-AR2 Class 4A1, 5.8537% 4/25/36 (f)	3,665	3,619
Series 2007-AR2 Class 2A1, 4.8399% 4/25/35 (f)	1,116	1,093
Holmes Financing No. 6 PLC floater Series 2006 Class 4C, 6.91% 7/15/40 (f)	765	765
Holmes Master Issuer PLC:
floater:
Series 2007-1 Class 1C1, 5.64% 7/15/40 (a)(f)	2,325	2,307
Series 2007-2A Class 2C1, 5.77% 7/15/21 (f)	1,160	1,160
Series 2007-1 Class 2C1, 5.78% 7/15/40 (f)	640	616
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A1, 5.32% 6/12/47 (f)	969	966
JPMorgan Mortgage Trust:
sequential payer:
Series 2006-A3 Class 3A3, 5.7456% 5/25/36 (f)	4,525	4,502
Series 2006-A4 Class 1A3, 5.8257% 6/25/36 (f)	1,680	1,655
Series 2006-A2 Class 5A1, 3.7552% 11/25/33 (f)	13,961	13,760
Series 2006-A3 Class 6A1, 3.7702% 8/25/34 (f)	1,571	1,526
Series 2006-A4 Class 1A1, 5.8257% 6/25/36 (f)	297	295
Series 2007-A1:
Class 3A2, 5.0072% 7/25/35 (f)	4,598	4,528
Class 7A3, 5.3007% 7/25/35 (f)	6,920	6,816
MASTR Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	3,487	3,547
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 6.1113% 6/15/22 (a)(f)	18,000	18,145
Merrill Lynch Mortgage Investors Trust:
Series 2004-A4 Class A1, 4.2273% 8/25/34 (f)	2,815	2,745
Series 2006-A6 Class A4, 4.1758% 10/25/33 (f)	4,342	4,267
Morgan Stanley Mortgage Loan Trust sequential payer Series 2006-8AR Class 5A3, 5.4264% 6/25/36 (f)	2,365	2,344
Permanent Financing (No. 8) PLC floater:
Class 2C, 5.76% 6/10/42 (f)	1,580	1,569
Class 3C, 5.88% 6/10/42 (f)	610	597
Permanent Master Issuer PLC floater Series 2006-1 Class 1C, 5.56% 7/17/42 (f)	1,500	1,508
Residential Asset Mortgage Products, Inc. sequential payer:
Series 2003-SL1 Class A31, 7.125% 4/25/31	876	884
Series 2004-SL2 Class A1, 6.5% 10/25/16	175	177
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Residential Funding Mortgage Securities I, Inc. Series 2004-SA1 Class A2, 4.2922% 7/25/34 (f)	$ 2,260	$ 2,214
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	733	710
Securitized Asset Backed Receivables LLC Trust floater Series 2006-FR3 Class A1, 5.555% 5/25/36 (f)	138	138
Structured Asset Securities Corp.:
floater Series 2006-BC5 Class B, 8.005% 12/25/36 (a)(f)	795	283
Series 2003-15A Class 4A, 5.4207% 4/25/33 (f)	1,837	1,797
Series 2003-20 Class 1A1, 5.5% 7/25/33	1,293	1,256
WaMu Mortgage pass-thru certificates:
sequential payer Series 2002-S6 Class A25, 6% 10/25/32	539	538
Series 2003-AR10 Class A7, 4.0575% 10/25/33 (f)	8,250	8,051
Series 2004-AR7 Class A6, 3.941% 7/25/34 (f)	395	382
Series 2005-AR16 Class 1A3, 5.1042% 12/25/35 (f)	2,065	2,027
Series 2006-AR10 Class 1A4, 5.9506% 9/25/36 (f)	5,370	5,416
WaMu Mortgage Securities Corp. pass-thru certificates:
Series 2004-RA3 Class 2A, 6.3991% 8/25/38 (f)	13,868	13,968
Series 2005-AR3 Class A2, 4.6374% 3/25/35 (f)	4,097	4,001
Wells Fargo Mortgage Backed Securities Trust:
sequential payer Series 2006-AR13 Class A4, 5.7598% 9/25/36 (f)	1,720	1,724
Series 2004-W:
Class A1, 4.5638% 11/25/34 (f)	1,985	1,943
Class A9, 4.5638% 11/25/34 (f)	3,490	3,406
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (f)	233	228
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (f)	460	451
Series 2006-AR8:
Class 2A6, 5.2401% 4/25/36 (f)	4,865	4,776
Class 3A1, 5.2377% 4/25/36 (f)	4,272	4,220
TOTAL PRIVATE SPONSOR		219,001
U.S. Government Agency - 8.8%
Fannie Mae:
planned amortization class:
Series 1994-23:
Class PX, 6% 8/25/23	3,152	3,171
Class PZ, 6% 2/25/24	2,456	2,495
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
planned amortization class:
Series 1999-15 Class PC, 6% 9/25/18	$ 1,733	$ 1,739
Series 2006-105 Class MD, 5.5% 6/25/35	1,145	1,119
Series 1993-165 Class SH, 4.1544% 9/25/23 (f)	200	194
Series 1999-17 Class PG, 6% 4/25/29	6,799	6,913
Series 2003-22 6% 4/25/33 (h)	5,079	1,183
Series 2003-26 Class KI, 5% 12/25/15 (h)	2,835	218
Series 2003-39 Class IA, 5.5% 10/25/22 (f)(h)	2,385	398
Series 2006-48 Class LF, 0% 8/25/34 (f)	390	389
Fannie Mae STRIP:
Series 339 Class 29, 5.5% 7/1/18 (h)	2,505	395
Series 348 Class 14, 6.5% 8/1/34 (h)	1,089	249
Series 351:
Class 12, 5.5% 4/1/34 (h)	789	183
Class 13, 6% 3/1/34 (h)	1,036	249
Series 359, Class 19 6% 7/1/35 (h)	1,024	238
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 1999-32 Class PL, 6% 7/25/29	4,751	4,828
Series 2001-52 Class YZ, 6.5% 10/25/31	244	250
Series 2001-63 Class TC, 6% 12/25/31	4,065	4,095
Series 2001-72 Class NZ, 6% 12/25/31	1,093	1,087
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,073
Series 2005-14 Class ME, 5% 10/25/33	1,785	1,697
Series 2005-39 Class TE, 5% 5/25/35	1,120	1,033
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,916
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	5,905	5,983
Series 2001-31 Class ZC, 6.5% 7/25/31	1,797	1,843
Series 2002-34 Class Z, 6% 4/25/32	7,176	7,187
Series 2003-80 Class CG, 6% 4/25/30	801	811
Series 2005-41 Class LA, 5.5% 5/25/35	3,347	3,340
Series 1999-33 Class PK, 6% 7/25/29	3,140	3,188
Series 2001-63 Class PG, 6% 12/25/31	2,436	2,467
Series 2001-74 Class QE, 6% 12/25/31	2,318	2,347
Series 2003-21 Class SK, 2.595% 3/25/33 (f)(h)	1,028	98
Series 2003-3 Class HS, 2.145% 9/25/16 (f)(h)	83	4
Series 2003-35:
Class BS, 1.495% 4/25/17 (f)(h)	828	34
Class TQ, 1.995% 5/25/18 (f)(h)	985	75
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
Series 2003-42:
Class HS, 1.595% 12/25/17 (f)(h)	$ 9,186	$ 492
Class SJ, 1.545% 11/25/22 (f)(h)	1,192	70
Series 2003-48 Class HI, 5% 11/25/17 (h)	3,370	431
Series 2004-54 Class SW, 0.495% 6/25/33 (f)(h)	4,605	144
Series 2005-14 Class SE, 0.545% 3/25/35 (f)(h)	5,303	187
Series 2006-4 Class IT, 6% 10/25/35 (h)	566	130
Series 2007-36:
Class GO, 4/25/37 (i)	624	478
Class PO, 4/25/37 (i)	1,114	850
Class SB, 1.095% 4/25/37 (f)(h)	14,573	823
Class SG, 1.095% 4/25/37 (f)(h)	8,093	418
Series 2007-57 Class SA, 7.59% 6/25/37 (f)	6,516	7,017
Series 2007-66:
Class SA, 6.57% 7/25/37 (f)	3,810	4,190
Class SB, 6.57% 7/25/37 (f)	1,193	1,326
Freddie Mac:
floater Series 3318:
Class CY, 0% 11/15/36 (f)	255	284
Class GY, 0% 5/15/37 (f)	279	306
planned amortization class:
Series 2095 Class PE, 6% 11/15/28 (d)	5,968	6,062
Series 2104 Class PG, 6% 12/15/28	1,818	1,851
Series 70 Class C, 9% 9/15/20	132	139
sequential payer Series 2114 Class ZM, 6% 1/15/29	874	888
Series 3030 Class SL, 0.4888% 9/15/35 (f)(h)	12,069	390
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28 (d)	1,406	1,438
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2958 Class TF, 0% 4/15/35 (f)	538	521
Series 3129 Class MF, 0% 7/15/34 (f)	409	406
Series 3222 Class HF, 0% 9/15/36 (f)	635	632
planned amortization class:
Series 2121 Class MG, 6% 2/15/29	2,399	2,442
Series 2137 Class PG, 6% 3/15/29	2,359	2,400
Series 2154 Class PT, 6% 5/15/29	3,370	3,433
Series 2435 Class VG, 6% 2/15/13	863	874
Series 2585 Class KS, 1.9888% 3/15/23 (f)(h)	587	50
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class:
Series 2590 Class YR, 5.5% 9/15/32 (h)	$ 135	$ 41
Series 2802 Class OB, 6% 5/15/34	3,375	3,410
Series 2810 Class PD, 6% 6/15/33	2,540	2,576
Series 3077 Class TO, 4/15/35 (i)	4,717	3,434
sequential payer:
Series 2135 Class JE, 6% 3/15/29	2,771	2,812
Series 2274 Class ZM, 6.5% 1/15/31	924	953
Series 2281 Class ZB, 6% 3/15/30	1,159	1,168
Series 2388 Class ZA, 6% 12/15/31	5,791	5,797
Series 2502 Class ZC, 6% 9/15/32	1,550	1,535
Series 2564 Class ES, 1.9888% 2/15/22 (f)(h)	1,083	60
Series 2575 Class ID, 5.5% 8/15/22 (h)	167	27
Series 2750 Class ZT, 5% 2/15/34	2,584	2,232
Series 2817 Class SD, 1.4388% 7/15/30 (f)(h)	1,753	94
Series 2902 Class LZ, 5.5% 9/15/31	7,565	7,419
Series 3097 Class IA, 5.5% 3/15/33 (h)	4,420	881
Series 1658 Class GZ, 7% 1/15/24	2,791	2,908
Series 2587 Class IM, 6.5% 3/15/33 (h)	1,711	411
Series 2957 Class SW, 0.3888% 4/15/35 (f)(h)	7,182	222
Series 3002 Class SN, 0.8888% 7/15/35 (f)(h)	7,157	339
Ginnie Mae guaranteed REMIC pass-thru securities:
Series 2003-11 Class S, 0.9613% 2/16/33 (f)(h)	5,782	261
Series 2004-32 Class GS, 0.9113% 5/16/34 (f)(h)	1,710	74
TOTAL U.S. GOVERNMENT AGENCY		145,815
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $365,547)		364,816
Commercial Mortgage Securities - 5.1%

Asset Securitization Corp. Series 1997-D5:
Class A-6, 7.1243% 2/14/43 (f)	8,300	9,050
Class PS1, 1.4448% 2/14/43 (f)(h)	25,689	934
Banc of America Commercial Mortgage Trust sequential payer Series 2007-2 Class A1, 5.421% 1/10/12	1,402	1,402
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	689
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Banc of America Commercial Mortgage, Inc. Series 2003-2: - continued
Class HSB, 4.954% 3/11/41 (a)	$ 895	$ 829
Class HSC, 4.954% 3/11/41 (a)	895	825
Class HSD, 4.954% 3/11/41 (a)	895	813
Class HSE, 4.954% 3/11/41 (a)	2,290	2,150
Bayview Commercial Asset Trust floater:
Series 2006-3A:
Class B1, 6.305% 10/25/36 (a)(f)	305	282
Class B2, 6.855% 10/25/36 (a)(f)	199	181
Class B3, 8.105% 10/25/36 (a)(f)	356	321
Class M4, 5.935% 10/25/36 (a)(f)	305	289
Class M5, 5.985% 10/25/36 (a)(f)	388	366
Class M6, 6.065% 10/25/36 (a)(f)	754	706
Series 2006-4A:
Class B1, 6.205% 12/25/36 (a)(f)	122	105
Class B2, 6.755% 12/25/36 (a)(f)	117	106
Class B3, 7.955% 12/25/36 (a)(f)	215	206
Series 2007-1:
Class B1, 6.175% 3/25/37 (a)(f)	174	160
Class B2, 6.655% 3/25/37 (a)(f)	127	115
Class B3, 8.855% 3/25/37 (a)(f)	362	332
Class M1, 5.775% 3/25/37 (a)(f)	146	141
Class M2, 5.795% 3/25/37 (a)(f)	113	109
Class M3, 5.825% 3/27/37 (a)(f)	99	95
Class M4, 5.875% 3/25/37 (a)(f)	75	71
Class M5, 5.925% 3/25/37 (a)(f)	122	115
Class M6, 6.005% 3/25/37 (a)(f)	174	163
Series 2007-2A:
Class B1, 7.105% 7/25/37 (a)(f)	129	123
Class B2, 7.755% 7/25/37 (a)(f)	109	103
Class B3, 8.855% 7/25/37 (a)(f)	124	115
Class M4, 6.155% 7/25/37 (a)(f)	158	151
Class M5, 6.255% 7/25/37 (a)(f)	143	137
Class M6, 6.505% 7/25/37 (a)(f)	178	170
Series 2007-3:
Class B1, 6.455% 7/25/37 (a)(f)	126	124
Class B2, 7.105% 7/25/37 (a)(f)	330	325
Class B3, 9.505% 7/25/37 (a)(f)	170	167
Class M1, 5.815% 7/25/37 (a)(f)	112	111
Class M2, 5.845% 7/25/37 (a)(f)	116	116
Class M3, 5.875% 7/25/37 (a)(f)	189	188
Class M4, 6.005% 7/25/37 (a)(f)	301	298
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M5, 6.105% 7/25/37 (a)(f)	$ 150	$ 149
Class M6, 6.305% 7/25/37 (a)(f)	116	115
Series 2007-4A:
Class B1, 8.055% 9/25/37 (a)(f)	149	149
Class B2, 8.955% 9/25/37 (a)(f)	552	552
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2007-T26 Class A1, 5.145% 1/12/45 (f)	2,671	2,651
Series 2007-PW15 Class A1, 5.016% 2/11/44	1,270	1,258
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.973% 5/15/35 (a)(f)(h)	30,507	1,520
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,161
Class F, 7.734% 1/15/32	600	627
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (f)	1,133	1,121
COMM Series 2006-C8 Class A1, 5.11% 12/10/46	2,062	2,047
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A1, 5.664% 6/15/39 (f)	818	819
Series 2007-C2 Class A1, 5.269% 1/15/49	743	739
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2006-TF2A:
Class A2, 7.1113% 7/15/19 (a)(f)	1,649	1,620
Class SHDC, 6.6113% 7/15/19 (a)(f)	787	775
Series 2006-TFL2 Class SHDD, 6.9613% 7/15/19 (a)(f)	444	439
Credit Suisse Mortgage Capital Certificates sequential payer Series 2007-C1 Class A1, 5.227% 2/15/40	922	917
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A1, 5.233% 3/10/39	1,188	1,182
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class C, 5.65% 3/1/20 (a)(f)	780	764
Class D, 5.7% 3/1/20 (a)(f)	235	230
Class E, 5.77% 3/1/20 (a)(f)	390	382
Class F, 5.81% 3/1/20 (a)(f)	195	191
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
GS Mortgage Securities Corp. II: - continued
floater Series 2007-EOP:
Class G, 5.85% 3/1/20 (a)(f)	$ 95	$ 93
Class H, 5.98% 3/1/20 (a)(f)	160	156
Class J:
6.18% 3/1/20 (a)(f)	230	224
6.38% 3/1/20 (a)(f)	160	156
Series 1998-GLII Class E, 6.9707% 4/13/31 (f)	390	393
GS Mortgage Securities Trust Series 2007-GG10 Class A1, 5.69% 8/10/45	1,158	1,165
Host Marriott Pool Trust sequential payer Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	815
JPMorgan Chase Commercial Mortgage Securities Trust: Series 2005-CB13 Class E, 5.3641% 1/12/43 (a)(f)	2,770	2,431
Series 2007-LDP10 Class A1, 5.122% 5/15/49	850	844
LB Commercial Mortgage Trust Series 2007-C3:
Class F, 6.1339% 7/15/44 (f)	1,000	957
Class G, 6.1339% 7/15/44 (a)(f)	1,765	1,599
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C3 Class A1, 5.478% 3/15/39	1,026	1,027
Series 2006-C6 Class A1, 5.23% 9/15/39	1,087	1,083
Series 2006-C7 Class A1, 5.279% 11/15/38	492	491
Series 2007-C1 Class A1, 5.391% 2/15/40 (f)	765	764
Series 2004-C2 Class XCP, 1.1169% 3/1/36 (a)(f)(h)	99,258	2,578
Series 2007-C1 Class XCP, 0.4593% 2/15/40 (f)(h)	15,300	393
Series 2007-C2 Class A1, 5.226% 2/15/40	618	616
Merrill Lynch/Countrywide Commercial Mortgage Trust sequential payer Series 2007-5 Class A1, 4.275% 12/12/11	675	659
ML-CFC Commercial Mortgage Trust Series 2007-6 Class A1, 5.175% 3/12/51	767	762
Morgan Stanley Capital I Trust sequential payer:
Series 2007-HQ11 Class A1, 5.246% 2/20/44 (f)	1,255	1,249
Series 2007-IQ13 Class A1, 5.05% 3/15/44	1,173	1,159
Series 2007-IQ14 Class A1, 5.38% 4/15/49	2,428	2,422
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,256
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C30:
Class A1, 5.031% 12/15/43	$ 1,151	$ 1,139
Class A5, 5.342% 12/15/43 (d)	10,000	9,712
WaMu Mortgage pass-thru certificates Series 2006-AR8 Class 2A2, 6.1342% 8/25/36 (f)	4,850	4,899
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $85,502)		84,133
Fixed-Income Funds - 19.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $340,645)	3,426,097	323,937
Cash Equivalents - 1.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (Cost $19,270)	$ 19,282	19,270
TOTAL INVESTMENT PORTFOLIO - 138.9% (Cost $2,323,997)		2,293,207
NET OTHER ASSETS - (38.9)%		(641,669)
NET ASSETS - 100%		$ 1,651,538
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Pay monthly a fixed rate of .15% multiplied by the notional amount and receive from Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	$ 2,400	576
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.5% and pay Goldman Sachs upon credit event of Merrill Lynch Mortgage Investors, Inc., par value of the notional amount of Merrill Lynch Mortgage Investors, Inc. Series 2006-HE5 Class B3, 7.32% 8/25/37

	Sept. 2037	$ 7,500	$ (5,210)
Receive from JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.405% 7/25/36, and pay monthly notional amount multiplied by 2.45%	August 2036	1,500	1,161
Receive monthly notional amount multiplied by 2.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 8.52% 9/25/34	Oct. 2034	1,400	(260)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Citibank upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	5,000	(1,400)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,300	(645)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Merrill Lynch, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)

	August 2037	$ 3,000	$ (840)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,400	(672)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	900	(252)
Receive monthly notional amount multiplied by 1.35% and pay Deutsche Bank upon credit event of Asset Backed Securities Corp. Home Equity Loan Trust, par value of the notional amount of Asset Backed Securities Corp. Home Equity Loan Trust Series 2006-HE5 Class M8, 6.32% 7/25/36	August 2036	5,000	(2,775)
Receive monthly notional amount multiplied by 1.45% and pay UBS upon credit event of ACE Securities Corp., par value of the notional amount of ACE Securities Corp. Series 2006-NC2 Class M9, 7.03% 7/25/36	August 2036	2,400	(1,911)
Receive monthly notional amount multiplied by 2.22% and pay JPMorgan Chase, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2005-HE3 Class B2, 6.87% 7/25/35	August 2035	1,000	(282)
Receive monthly notional amount multiplied by 2.37% and pay Bank of America upon credit event of JP Morgan Mortgage Acquisition Corp., par value of the notional amount of JP Morgan Mortgage Acquisition Corp. Series 2006-CW2 Class MV9, 7.1244% 8/25/36	Sept. 2036	1,400	(725)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.8% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.7768% 11/25/34

	Dec. 2034	$ 1,200	$ (333)
Receive monthly notional amount multiplied by 2.87% and pay Bank of America upon credit event of Morgan Stanley ABS Capital I, Inc. Trust, par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	1,498	(1,189)
Receive monthly notional amount multiplied by 3.05% and pay JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.13% 8/25/36	Sept. 2036	1,400	(1,058)
Receive monthly notional amount multiplied by 3.12% and pay Bank of America upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2006-B Class M9, 7.23% 8/25/36	Sept. 2036	1,400	(896)
Receive monthly notional amount multiplied by 3.6% and pay Goldman Sachs upon credit event of Nomura Home Equity Loan, Inc., par value of the notional amount of Nomura Home Equity Loan, Inc. Series 2006-HE3 Class M9, 7.17% 7/25/36	August 2036	7,500	(4,714)
Receive monthly notional amount multiplied by 3.7% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.22% 7/25/36	August 2036	7,500	(5,803)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.75% and pay Deutsche Bank upon credit event of Fieldstone Mortgage Investment Corp., par value of the notional amount of Fieldstone Mortgage Investment Corp. Series 2005-3 Class M9, 7.32% 2/25/36

	March 2036	$ 2,000	$ (748)
Receive monthly notional amount multiplied by 3.8% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-8 Class M9, 7.12% 9/25/36	Oct. 2036	7,500	(4,995)
TOTAL CREDIT DEFAULT SWAPS		70,198	(34,091)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.235% with Morgan Stanley, Inc.	March 2037	15,000	307
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.825% with Credit Suisse First Boston	July 2017	10,000	(467)
Receive semi-annually a fixed rate equal to 4.923% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	March 2010	25,000	302
Receive semi-annually a fixed rate equal to 4.931% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Dec. 2016	10,000	(212)
Receive semi-annually a fixed rate equal to 5.031% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2012	15,000	41
Receive semi-annually a fixed rate equal to 5.20% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	August 2012	40,000	409
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.38% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2017	$ 34,000	$ 395
Receive semi-annually a fixed rate equal to 5.55% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	July 2013	20,000	544
TOTAL INTEREST RATE SWAPS		169,000	1,319
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(88)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Lehman Brothers, Inc.	May 2008	15,000	201
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	May 2008	15,000	128
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	10,000	(1,096)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(87)
TOTAL TOTAL RETURN SWAPS		70,000	(942)
		$ 309,198	$ (33,714)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,233,000 or 5.5% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $37,738,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$19,270,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 445
Banc of America Securities LLC	6,825
Bank of America, NA	3,067
Bear Stearns & Co., Inc.	383
Citigroup Global Markets, Inc.	1,209
Credit Suisse Securities (USA) LLC	767
Greenwich Capital Markets, Inc.	383
HSBC Securities (USA), Inc.	767
ING Financial Markets LLC	1,533
Societe Generale, New York Branch	2,300
UBS Securities LLC	748
WestLB AG	843
$ 19,270
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 25,881

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 422,645	$ 333,901	$ 412,936	$ 323,937	2.6%
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information
At August 31, 2007, the fund had a capital loss carryforward of approximately $20,332,000 of which $2,470,000, $14,312,000 and $3,550,000 will expire on August 31, 2013, 2014 and 2015, respectively.
The fund intends to elect to defer to its fiscal year ending August 31, 2008 approximately $16,872,000 of losses recognized during the period November 1, 2006 to August 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $19,270) - See accompanying schedule: Unaffiliated issuers (cost $1,983,352)	$ 1,969,270
Fidelity Central Funds (cost $340,645)	323,937
Total Investments (cost $2,323,997)		$ 2,293,207
Commitment to sell securities on a delayed delivery basis	(52,659)
Receivable for securities sold on a delayed delivery basis	52,510	(149)
Cash		115
Receivable for investments sold Regular delivery		16,698
Delayed delivery		3,985
Receivable for swap agreements		133
Receivable for fund shares sold		573
Interest receivable		7,506
Distributions receivable from Fidelity Central Funds		1,772
Total assets		2,323,840

Liabilities
Payable for investments purchased Regular delivery	$ 2,942
Delayed delivery	631,938
Payable for fund shares redeemed	2,460
Distributions payable	508
Swap agreements, at value	33,714
Accrued management fee	440
Distribution fees payable	84
Other affiliated payables	216
Total liabilities		672,302

Net Assets		$ 1,651,538
Net Assets consist of:
Paid in capital		$ 1,754,751
Distributions in excess of net investment income		(3,794)
Accumulated undistributed net realized gain (loss) on investments		(36,539)
Net unrealized appreciation (depreciation) on investments		(62,880)
Net Assets		$ 1,651,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($54,001 ÷ 5,108.6 shares)	$ 10.57

Maximum offering price per share (100/96.00 of $10.57)	$ 11.01
Class T: Net Asset Value and redemption price per share ($68,423 ÷ 6,463.0 shares)	$ 10.59

Maximum offering price per share (100/96.00 of $10.59)	$ 11.03
Class B: Net Asset Value and offering price per share ($50,438 ÷ 4,772.1 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($22,700 ÷ 2,150.0 shares)A	$ 10.56

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,445,939 ÷ 136,526.8 shares)	$ 10.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,037 ÷ 950.2 shares)	$ 10.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2007

Investment Income
Interest		$ 74,908
Income from Fidelity Central Funds		25,881
Total income		100,789

Expenses
Management fee	$ 5,765
Transfer agent fees	2,127
Distribution fees	1,162
Fund wide operations fee	585
Independent trustees' compensation	6
Miscellaneous	5
Total expenses before reductions	9,650
Expense reductions	(8)	9,642
Net investment income		91,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,209)
Fidelity Central Funds	(1,751)
Swap agreements	(3,291)
Capital gain distributions from Fidelity Central Funds	78
Total net realized gain (loss)		(21,173)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,581)
Swap agreements	(32,636)
Delayed delivery commitments	(32)
Total change in net unrealized appreciation (depreciation)		(45,249)
Net gain (loss)		(66,422)
Net increase (decrease) in net assets resulting from operations		$ 24,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 91,147	$ 76,477	$ 80,564
Net realized gain (loss)	(21,173)	(19,322)	1,596
Change in net unrealized appreciation (depreciation)	(45,249)	15,324	(52,287)
Net increase (decrease) in net assets resulting from operations	24,725	72,479	29,873
Distributions to shareholders from net investment income	(90,807)	(76,044)	(83,034)
Distributions to shareholders from net realized gain	-	-	(10,450)
Total distributions	(90,807)	(76,044)	(93,484)
Share transactions - net increase (decrease)	(156,420)	(263,875)	288,375
Total increase (decrease) in net assets	(222,502)	(267,440)	224,764

Net Assets
Beginning of period	1,874,040	2,141,480	1,916,716
End of period (including distributions in excess of net investment income of $3,794, $3,000 and $2,371, respectively)	$ 1,651,538	$ 1,874,040	$ 2,141,480

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.521	.404	.408	.365	.282	.502
Net realized and unrealized gain (loss)	(.401)	(.021)	(.267)	.181	.112	.172
Total from investment operations	.120	.383	.141	.546	.394	.674
Distributions from net investment income	(.520)	(.403)	(.421)	(.366)	(.274)	(.534)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.520)	(.403)	(.481)	(.516)	(.354)	(.534)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26
Total Return B, C, D	1.04%	3.56%	1.26%	4.97%	3.56%	6.26%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of fee waivers, if any	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of all reductions	.78%	.74% A	.82%	.86%	.81%	.84%
Net investment income	4.77%	4.44% A	3.65%	3.24%	2.51%	4.55%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 54	$ 50	$ 55	$ 69	$ 63
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income E	.519	.399	.400	.353	.270	.492
Net realized and unrealized gain (loss)	(.403)	(.012)	(.268)	.181	.101	.171
Total from investment operations	.116	.387	.132	.534	.371	.663
Distributions from net investment income	(.516)	(.397)	(.412)	(.354)	(.261)	(.523)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.516)	(.397)	(.472)	(.504)	(.341)	(.523)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28
Total Return B, C, D	1.01%	3.59%	1.18%	4.86%	3.34%	6.15%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of fee waivers, if any	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of all reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Net investment income	4.73%	4.37% A	3.57%	3.14%	2.39%	4.45%
Supplemental Data
Net assets, end of period (in millions)	$ 68	$ 89	$ 126	$ 131	$ 155	$ 195
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.443	.336	.323	.278	.197	.421
Net realized and unrealized gain (loss)	(.401)	(.022)	(.257)	.172	.112	.171
Total from investment operations	.042	.314	.066	.450	.309	.592
Distributions from net investment income	(.442)	(.334)	(.336)	(.280)	(.189)	(.452)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.442)	(.334)	(.396)	(.430)	(.269)	(.452)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26
Total Return B, C, D	.32%	2.91%	.58%	4.08%	2.78%	5.48%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of fee waivers, if any	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of all reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.57%
Net investment income	4.05%	3.68% A	2.89%	2.48%	1.75%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$ 50	$ 74	$ 101	$ 134	$ 182	$ 176
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Income from Investment Operations
Net investment income E	.434	.328	.316	.273	.189	.413
Net realized and unrealized gain (loss)	(.401)	(.021)	(.257)	.172	.112	.173
Total from investment operations	.033	.307	.059	.445	.301	.586
Distributions from net investment income	(.433)	(.327)	(.329)	(.275)	(.181)	(.436)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.433)	(.327)	(.389)	(.425)	(.261)	(.436)
Net asset value, end of period	$ 10.56	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25
Total Return B, C, D	.25%	2.85%	.52%	4.04%	2.71%	5.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of fee waivers, if any	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of all reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Net investment income	3.97%	3.61% A	2.82%	2.42%	1.68%	3.75%
Supplemental Data
Net assets, end of period (in millions)	$ 23	$ 31	$ 41	$ 58	$ 99	$ 74
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income D	.559	.432	.438	.390	.306	.526
Net realized and unrealized gain (loss)	(.403)	(.023)	(.257)	.183	.102	.170
Total from investment operations	.156	.409	.181	.573	.408	.696
Distributions from net investment income	(.556)	(.429)	(.451)	(.393)	(.298)	(.556)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.556)	(.429)	(.511)	(.543)	(.378)	(.556)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28
Total Return B, C	1.38%	3.80%	1.61%	5.21%	3.68%	6.47%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of fee waivers, if any	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of all reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Net investment income	5.10%	4.73% A	3.91%	3.48%	2.72%	4.76%
Supplemental Data
Net assets, end of period (in millions)	$ 1,446	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Income from Investment Operations
Net investment income D	.548	.424	.432	.387	.302	.513
Net realized and unrealized gain (loss)	(.411)	(.011)	(.266)	.182	.112	.171
Total from investment operations	.137	.413	.166	.569	.414	.684
Distributions from net investment income	(.547)	(.423)	(.446)	(.389)	(.294)	(.544)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.547)	(.423)	(.506)	(.539)	(.374)	(.544)
Net asset value, end of period	$ 10.56	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25
Total Return B, C	1.20%	3.85%	1.48%	5.19%	3.75%	6.36%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of fee waivers, if any	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of all reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Net investment income	5.02%	4.66% A	3.87%	3.45%	2.69%	4.65%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 13	$ 16	$ 12
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

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3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,312
Unrealized depreciation	(77,174)
Net unrealized appreciation (depreciation)	(64,862)
Capital loss carryforward	(20,332)

Cost for federal income tax purposes	$ 2,358,069

The tax character of distributions paid was as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Ordinary Income	$ 90,807	$ 76,044	$ 93,484

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The

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4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $895,606 and $660,926, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Exchange-In-Kind. On April 27, 2007, the Fund purchased 40 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $3,924 by transferring securities of equal value, including accrued interest. This is considered taxable for federal income tax purposes, and the Fund recognized a loss of $10.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 102	$ 3
Class T	-%	.25%	204	-
Class B	.65%	.25%	577	417
Class C	.75%	.25%	279	24
			$ 1,162	$ 444

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A and Class T shares (4.75% for Class A and 3.50% for Class T prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to ..50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	5
Class B*	188
Class C*	2
$ 201

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 129.24
Class T	177.22
Class B	161.25
Class C	64.23
Fidelity Mortgage Securities Fund	1,575.10
Institutional Class	21.18
	$ 2,127

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fees by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2
Fidelity Mortgage Securities Fund	2
$ 4

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
From net investment income
Class A	$ 2,529	$ 1,927	$ 2,029
Class T	3,848	3,883	4,745
Class B	2,591	2,632	3,543
Class C	1,107	1,063	1,456
Fidelity Mortgage Securities Fund	80,170	65,925	70,651
Institutional Class	562	614	610
Total	$ 90,807	$ 76,044	$ 83,034
From net realized gain
Class A	$ -	$ -	$ 287
Class T	-	-	691
Class B	-	-	700
Class C	-	-	301
Fidelity Mortgage Securities Fund	-	-	8,396
Institutional Class	-	-	75
Total	$ -	$ -	$ 10,450

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	2,038	1,839	1,644
Reinvestment of distributions	200	152	179
Shares redeemed	(2,019)	(1,692)	(2,106)
Net increase (decrease)	219	299	(283)
Class T
Shares sold	1,314	1,518	3,841
Reinvestment of distributions	332	334	458
Shares redeemed	(3,268)	(5,186)	(4,417)
Net increase (decrease)	(1,622)	(3,334)	(118)
Class B
Shares sold	144	180	374
Reinvestment of distributions	193	194	308
Shares redeemed	(2,350)	(2,788)	(3,340)
Net increase (decrease)	(2,013)	(2,414)	(2,658)
Class C
Shares sold	245	272	501
Reinvestment of distributions	80	76	124
Shares redeemed	(1,047)	(1,211)	(2,018)
Net increase (decrease)	(722)	(863)	(1,393)

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11. Share Transactions - continued

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Fidelity Mortgage Securities Fund
Shares sold	26,597	19,669	60,281
Reinvestment of distributions	6,813	5,589	6,543
Shares redeemed	(43,460)	(42,873)	(37,075)
Net increase (decrease)	(10,050)	(17,615)	29,749
Institutional Class
Shares sold	356	703	733
Reinvestment of distributions	38	43	44
Shares redeemed	(726)	(935)	(476)
Net increase (decrease)	(332)	(189)	301
	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	$ 22,212	$ 20,110	$ 18,382
Reinvestment of distributions	2,187	1,656	2,002
Shares redeemed	(22,037)	(18,454)	(23,537)
Net increase (decrease)	$ 2,362	$ 3,312	$ (3,153)
Class T
Shares sold	$ 14,395	$ 16,612	$ 43,073
Reinvestment of distributions	3,636	3,658	5,128
Shares redeemed	(35,637)	(56,617)	(49,428)
Net increase (decrease)	$ (17,606)	$ (36,347)	$ (1,227)
Class B
Shares sold	$ 1,578	$ 1,960	$ 4,184
Reinvestment of distributions	2,115	2,120	3,440
Shares redeemed	(25,607)	(30,466)	(37,334)
Net increase (decrease)	$ (21,914)	$ (26,386)	$ (29,710)
Class C
Shares sold	$ 2,682	$ 2,962	$ 5,615
Reinvestment of distributions	873	831	1,386
Shares redeemed	(11,404)	(13,216)	(22,545)
Net increase (decrease)	$ (7,849)	$ (9,423)	$ (15,544)
Fidelity Mortgage Securities Fund
Shares sold	$ 291,948	$ 215,483	$ 676,321
Reinvestment of distributions	74,535	61,180	73,241
Shares redeemed	(474,256)	(469,651)	(414,945)
Net increase (decrease)	$ (107,773)	$ (192,988)	$ 334,617
Institutional Class
Shares sold	$ 3,903	$ 7,639	$ 8,212
Reinvestment of distributions	418	474	496
Shares redeemed	(7,961)	(10,156)	(5,316)
Net increase (decrease)	$ (3,640)	$ (2,043)	$ 3,392

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 7, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2003-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $59,082,886 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Fidelity Mortgage Securities (retail class) and Class C, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Mortgage Securities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2006.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

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MOR-UANN-1007
1.784764.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Mortgage Securities
Fund - Class A, Class T, Class B
and Class C

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) (dagger)	-3.00%	2.25%	4.65%
Class T (incl. 4.00% sales charge) (dagger)	-3.03%	2.18%	4.55%
Class B (incl. contingent deferred sales charge) A	-4.49%	1.99%	4.53%
Class C (incl. contingent deferred sales charge) B	-0.72%	2.25%	4.28%

8 The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

A Class B shares' contingent deferred sales charges included in past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Class T on August 31, 1997, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brett Kozlowski, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the year ending August 31, 2007, though some categories, particularly Treasuries, benefited from a flight to quality. During the one-year span, the Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The Lehman Brothers U.S. Treasury Index rose 6.02%. The asset-backed category - home to volatile subprime mortgages - had the weakest performance, gaining only 3.68% according to the Lehman Brothers Asset-Backed Securities Index.

The fund's Class A, Class T, Class B and Class C shares returned 1.04%, 1.01%, 0.32% and 0.25%, respectively (excluding sales charges), during the past year, while its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 5.31%. Amid a difficult market environment, the fund's return relative to the index was hampered by sizable exposure - both direct and indirect - to subprime mortgage securities. The fund's indirect exposure came through its position in Fidelity Ultra-Short Central Fund, which is a diversified pool of short-term assets. In addition, the fund's results were hurt by its position in hybrid adjustable-rate mortgage securities (ARMs). Late in the period, I began to increase the fund's weighting in hybrid ARMs, believing that the market downturn had created compelling bargains in the sector. However, because of the pervasiveness of the liquidity crisis that gripped the market, with leveraged investors unloading bonds across multiple sectors, additional hybrid ARMs came into the market, which drove down the prices of the bonds that I had purchased earlier. Given the changing shape of the yield curve during the period, I increased the fund's use of interest rate swaps, which helped me manage the fund's sensitivity to interest rate changes. Lastly, I also used credit default swaps and total return swaps, which allowed me to add sector exposure at more attractive levels than were available in comparable cash bonds. Using these instruments made it easier to deploy the fund's cash more strategically by having cash available to invest as attractively priced securities appeared in the market.

The fund's Institutional Class shares returned 1.20% during the past year, while its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 5.31%. Amid a difficult market environment, the fund's return relative to the index was hampered by sizable exposure - both direct and indirect - to subprime mortgage securities. The fund's indirect exposure came through its position in Fidelity Ultra-Short Central Fund, which is a diversified pool of short-term assets. In addition, the fund's results were hurt by its position in hybrid adjustable-rate mortgage securities (ARMs). Late in the period, I began to increase the fund's weighting in hybrid ARMs, believing that the market downturn had created compelling bargains in the sector. However, because of the pervasiveness of the liquidity crisis that gripped the market, with leveraged investors unloading bonds across multiple sectors, additional hybrid ARMs came into the market, which drove down the prices of the bonds that I had purchased earlier. Given the changing shape of the yield curve during the period, I increased the fund's use of interest rate swaps, which helped me manage the fund's sensitivity to interest rate changes. Lastly, I also used credit default swaps and total return swaps, which allowed me to add sector exposure at more attractive levels than were available in comparable cash bonds. Using these instruments made it easier to deploy the fund's cash more strategically by having cash available to invest as attractively priced securities appeared in the market.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 981.70	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Class T
Actual	$ 1,000.00	$ 981.80	$ 4.05
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13
Class B
Actual	$ 1,000.00	$ 978.40	$ 7.43
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class C
Actual	$ 1,000.00	$ 978.00	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 983.56	$ 2.25
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.20	$ 2.70
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.83%
Class T	.81%
Class B	1.49%
Class C	1.57%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Coupon Distribution as of August 31, 2007
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	2.6	1.9
4 - 4.99%	10.7	7.4
5 - 5.99%	48.4	61.0
6 - 6.99%	30.1	25.1
7% and over	4.9	4.4
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Weighted Average Maturity as of August 31, 2007
6 months ago
Years	4.8	4.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	4.4	2.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007*		As of February 28, 2007**
	Mortgage Securities 82.3%		Mortgage Securities 86.4%
	Corporate Bonds 2.8%		Corporate Bonds 3.4%
	CMOs and Other Mortgage Related Securities 32.9%		CMOs and Other Mortgage Related Securities 27.4%
	U.S. Treasury Obligations 2.7%		U.S. Treasury Obligations 0.0%
	U.S. Government Agency Obligations 0.4%		U.S. Government Agency Obligations 0.4%
	Asset-Backed Securities 13.8%		Asset-Backed Securities 11.9%
	Short-Term Investments and Net Other Assets(dagger) (34.9)%		Short-Term Investments and Net Other Assets(dagger) (29.5)%
* Foreign investments	6.4%	** Foreign investments	5.1%
* Futures and Swaps	13.7%	** Futures and Swaps	10.9%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 2.7%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - 2.7%
U.S. Treasury Notes:
4.125% 8/31/12 (b)	$ 14,808	$ 14,724
4.625% 7/31/12 (b)	30,000	30,482
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $44,846)		45,206
U.S. Government Agency - Mortgage Securities - 82.1%

Fannie Mae - 54.0%
3.585% 9/1/33 (f)	832	813
3.716% 7/1/33 (f)	268	267
3.72% 6/1/33 (f)	2,617	2,594
3.754% 10/1/33 (f)	226	225
3.783% 6/1/33 (f)	3,133	3,127
3.802% 6/1/33 (f)	183	182
3.84% 5/1/34 (f)	1,915	1,886
3.859% 8/1/33 (f)	217	215
3.927% 1/1/35 (f)	5,244	5,267
3.934% 5/1/33 (f)	77	76
3.979% 8/1/33 (f)	1,150	1,130
4% 10/1/18 (f)	167	165
4.025% 4/1/33 (f)	62	62
4.029% 3/1/34 (f)	4,818	4,758
4.051% 6/1/33 (f)	2,922	2,891
4.066% 7/1/34 (f)	7,001	6,913
4.067% 2/1/35 (f)	108	108
4.115% 4/1/34 (f)	3,165	3,130
4.116% 1/1/35 (f)	4,612	4,642
4.122% 5/1/34 (f)	2,588	2,560
4.167% 1/1/35 (f)	525	516
4.25% 2/1/35 (f)	246	243
4.26% 5/1/35 (f)	254	253
4.266% 2/1/34 (f)	245	243
4.288% 12/1/33 (f)	220	218
4.295% 3/1/35 (f)	207	208
4.297% 3/1/33 (f)	118	116
4.304% 4/1/35 (f)	119	118
4.329% 1/1/35 (f)	2,089	2,061
4.343% 1/1/35 (f)	270	266
4.356% 2/1/34 (f)	489	486
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.391% 2/1/35 (f)	$ 385	$ 380
4.396% 10/1/33 (f)	1,124	1,104
4.413% 5/1/35 (f)	220	219
4.43% 5/1/35 (f)	674	672
4.434% 3/1/35 (f)	367	362
4.442% 5/1/35 (f)	3,559	3,537
4.452% 8/1/34 (f)	691	686
4.462% 8/1/35 (f)	3,797	3,807
4.481% 1/1/35 (f)	279	276
4.5% 4/1/18 to 9/1/31	14,797	14,058
4.506% 2/1/35 (f)	194	194
4.517% 2/1/35 (f)	107	107
4.526% 1/1/20 (f)	1,395	1,380
4.528% 7/1/35 (f)	789	782
4.569% 1/1/35 (f)	2,026	2,006
4.582% 4/1/33 (f)	1,045	1,047
4.602% 8/1/35 (f)	2,639	2,645
4.635% 1/1/35 (f)	1,242	1,232
4.638% 8/1/35 (f)	1,356	1,345
4.663% 8/1/35 (f)	1,131	1,124
4.682% 9/1/34 (f)	3,214	3,192
4.717% 7/1/34 (f)	645	642
4.72% 2/1/35 (f)	1,536	1,524
4.776% 12/1/34 (f)	227	226
4.777% 1/1/35 (f)	1,155	1,147
4.779% 12/1/35 (f)	1,178	1,166
4.841% 9/1/34 (f)	2,273	2,263
4.847% 10/1/34 (f)	2,185	2,177
4.853% 7/1/35 (f)	1,428	1,418
4.87% 1/1/35 (f)	802	800
4.9% 4/1/33 (f)	2,269	2,260
4.918% 8/1/34 (f)	2,218	2,211
4.925% 7/1/35 (f)	55	54
4.947% 3/1/35 (f)	1,207	1,202
5% 9/1/16 to 12/1/34 (d)	109,994	105,576
5% 9/1/37 (b)	4,000	3,804
5% 9/1/37 (b)	9,000	8,560
5% 9/1/37 (b)	10,000	9,511
5.045% 5/1/35 (f)	1,303	1,306
5.087% 2/1/35 (f)	1,597	1,594
5.115% 7/1/34 (f)	572	572
5.118% 8/1/34 (f)	1,449	1,448
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.123% 3/1/34 (f)	$ 3,974	$ 3,973
5.15% 1/1/37 (f)	1,443	1,440
5.163% 3/1/36 (f)	3,533	3,529
5.173% 6/1/35 (f)	931	935
5.22% 9/1/35 (f)	210	210
5.225% 11/1/32 (f)	641	641
5.261% 11/1/36 (f)	711	712
5.267% 8/1/34 (f)	2,088	2,059
5.271% 12/1/36 (f)	798	798
5.3% 7/1/35 (f)	931	912
5.31% 3/1/36 (f)	9,673	9,682
5.332% 1/1/36 (f)	2,654	2,657
5.351% 1/1/32 (f)	216	218
5.368% 6/1/36 (f)	2,093	2,090
5.387% 2/1/37 (f)	729	731
5.387% 3/1/37 (f)	5,264	5,280
5.388% 7/1/35 (f)	670	671
5.488% 2/1/37 (f)	4,307	4,322
5.5% 1/1/09 to 12/1/35 (c)	33,452	32,840
5.5% 9/1/22 (b)	26,000	25,866
5.5% 9/1/22 (b)	17,000	16,913
5.5% 9/18/22 (b)	2,000	1,990
5.5% 9/1/37 (b)	21,500	21,009
5.5% 9/1/37 (b)	6,000	5,863
5.5% 9/1/37 (b)	51,000	49,835
5.5% 9/1/37 (b)	34,000	33,223
5.5% 9/1/37 (b)	3,000	2,931
5.5% 9/13/37 (b)	20,000	19,543
5.5% 9/13/37 (b)	15,000	14,657
5.5% 9/13/37 (b)	7,000	6,834
5.547% 6/1/32 (f)	408	410
5.668% 6/1/36 (f)	1,939	1,951
5.681% 10/1/36 (f)	795	799
5.76% 4/1/36 (f)	1,585	1,597
5.76% 9/1/36 (f)	3,215	3,238
5.797% 3/1/36 (f)	3,958	3,993
5.798% 11/1/36 (f)	952	959
5.815% 1/1/36 (f)	683	687
5.815% 7/1/36 (f)	954	959
5.834% 5/1/36 (f)	4,739	4,785
5.844% 4/1/36 (f)	465	470
5.856% 12/1/35 (f)	3,065	3,071
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.861% 3/1/36 (f)	$ 2,074	$ 2,090
5.914% 3/1/36 (f)	2,015	2,035
5.94% 12/1/36 (f)	4,438	4,471
5.946% 5/1/36 (f)	1,910	1,931
5.948% 5/1/36 (f)	664	671
5.979% 9/1/36 (f)	1,123	1,134
6% 4/1/08 to 6/1/35 (c)	64,006	64,573
6% 9/1/22 (b)	39,000	39,417
6% 9/18/22 (b)	3,000	3,032
6% 9/1/37 (b)	1,000	1,000
6% 9/1/37 (b)	20,000	19,994
6% 9/1/37 (b)	35,000	34,989
6% 9/13/37 (b)	12,000	11,996
6% 9/13/37 (b)	2,000	1,999
6.022% 9/1/36 (f)	770	778
6.033% 4/1/36 (f)	7,179	7,263
6.033% 9/1/36 (f)	1,483	1,497
6.101% 3/1/37 (f)	1,054	1,068
6.108% 4/1/36 (f)	6,800	6,881
6.155% 4/1/36 (f)	1,142	1,158
6.197% 5/1/37 (f)	85	86
6.256% 6/1/36 (f)	177	179
6.27% 6/1/36 (f)	3,611	3,662
6.316% 10/1/36 (f)	11,691	11,841
6.339% 5/1/36 (f)	1,523	1,548
6.352% 8/1/36 (f)	1,869	1,897
6.359% 8/1/46 (f)	325	328
6.499% 12/1/36 (f)	207	210
6.5% 5/1/12 to 9/1/37 (c)	46,930	47,860
6.5% 9/1/37 (b)	51,000	51,782
6.54% 4/1/37 (f)	1,321	1,337
6.614% 12/1/36 (f)	465	470
7% 12/1/15 to 7/1/37	11,255	11,652
7.5% 8/1/22 to 5/1/37	18,724	19,489
8% 12/1/29 to 3/1/37	252	262
8.5% 1/1/16 to 7/1/31	310	335
9% 6/1/09 to 10/1/30	654	713
9.5% 11/1/09 to 8/1/22	118	130
11% 8/1/10	42	44
12.25% 5/1/15	22	25
12.5% 8/1/15 to 3/1/16	27	31
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
12.75% 2/1/15	$ 4	$ 5
13.5% 9/1/14	4	5
		892,506
Freddie Mac - 27.0%
0% 3/1/34 (f)	3,817	3,818
3.753% 10/1/33 (f)	2,789	2,742
3.914% 6/1/34 (f)	417	410
4.081% 6/1/33 (f)	3,310	3,283
4.178% 1/1/35 (f)	3,763	3,723
4.234% 3/1/34 (f)	2,028	2,003
4.289% 3/1/35 (f)	276	277
4.307% 12/1/34 (f)	343	338
4.423% 3/1/35 (f)	345	339
4.423% 6/1/35 (f)	444	440
4.426% 2/1/34 (f)	286	283
4.455% 3/1/35 (f)	361	355
4.5% 9/1/18	3,080	2,972
4.539% 2/1/35 (f)	606	597
4.789% 2/1/36 (f)	338	333
4.819% 3/1/35 (f)	610	605
4.902% 5/1/34 (f)	47	48
4.99% 4/1/35 (f)	1,502	1,504
5% 6/1/18 to 9/1/35	33,426	31,926
5% 9/1/37 (b)	25,000	23,785
5% 9/1/37 (b)	17,000	16,151
5.021% 4/1/35 (f)	141	139
5.275% 11/1/35 (f)	1,347	1,343
5.5% 6/1/09 to 9/1/35	34,477	33,981
5.5% 9/1/37 (b)	41,000	40,059
5.5% 9/1/37 (b)	46,000	44,944
5.5% 9/1/37 (b)	34,000	33,219
5.5% 9/1/37 (b)	18,000	17,587
5.553% 4/1/37 (f)	759	761
5.666% 1/1/37 (f)	2,553	2,561
5.779% 3/1/37 (f)	2,542	2,554
5.787% 10/1/35 (f)	323	325
5.809% 4/1/37 (f)	2,390	2,403
5.828% 6/1/37 (f)	1,940	1,951
5.833% 5/1/37 (f)	770	774
5.909% 11/1/31 (f)	155	155
6% 5/1/16 to 9/1/36	16,497	16,633
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
6% 9/1/37 (b)	$ 25,000	$ 24,993
6.015% 6/1/36 (f)	764	770
6.027% 4/1/37 (f)	2,595	2,615
6.142% 4/1/37 (f)	898	903
6.168% 10/1/36 (f)	165	167
6.221% 5/1/36 (f)	631	638
6.271% 9/1/36 (f)	3,473	3,511
6.282% 3/1/36 (f)	3,577	3,600
6.362% 7/1/36 (f)	893	904
6.374% 12/1/36 (f)	1,901	1,924
6.416% 6/1/37 (f)	170	172
6.458% 10/1/36 (f)	4,793	4,859
6.5% 4/1/11 to 3/1/37	28,133	28,705
6.534% 2/1/37 (f)	15,670	15,874
6.599% 10/1/36 (f)	6,625	6,713
6.614% 12/1/36 (f)	4,811	4,884
6.631% 7/1/36 (f)	3,534	3,595
6.725% 8/1/37 (f)	1,327	1,349
6.744% 10/1/36 (f)	2,199	2,228
6.747% 1/1/37 (f)	3,073	3,124
6.748% 9/1/36 (f)	9,141	9,290
6.758% 6/1/36 (f)	660	669
6.853% 10/1/36 (f)	3,042	3,095
7% 6/1/21 to 5/1/37	9,902	10,179
7.226% 2/1/37 (f)	445	457
7.5% 2/1/08 to 4/1/37	13,765	14,499
7.581% 4/1/37 (f)	180	185
7.659% 8/1/36 (f)	40	41
8% 11/1/16 to 1/1/37	421	436
8.5% 7/1/09 to 9/1/20	62	65
9% 3/1/09 to 5/1/21	321	346
10% 1/1/09 to 5/1/19	70	76
10.5% 8/1/10 to 2/1/16	8	8
12.5% 5/1/12 to 12/1/14	57	63
13% 12/1/13 to 6/1/15	101	114
		446,372
Government National Mortgage Association - 1.1%
6.5% 5/15/28 to 7/15/36	9,387	9,608
7% 2/15/24 to 7/15/32	4,274	4,436
7.5% 9/15/16 to 4/15/32	1,501	1,584
8% 11/15/07 to 12/15/25	561	598
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Government National Mortgage Association - continued
8.5% 8/15/16 to 10/15/28	$ 869	$ 945
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	71	81
13.5% 7/15/11	4	4
		17,258
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,356,052)		1,356,136
Asset-Backed Securities - 6.1%

ACE Securities Corp. Home Equity Loan Trust:
Series 2005-HE6 Class A2B, 5.705% 10/25/35 (f)	1,034	1,031
Series 2006-HE2 Class M2, 5.825% 5/25/36 (f)	565	404
Series 2006-HE3 Class A2A, 5.555% 6/25/36 (f)	558	556
Series 2007-HE1 Class A2C, 5.675% 1/25/37 (f)	5,000	4,765
Ameriquest Mortgage Securities, Inc.:
Series 2005-R10 Class A2B, 5.725% 12/25/35 (f)	844	833
Series 2006-M3 Class A2A, 5.555% 10/25/36 (f)	973	963
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AQ2 Class M7, 7.155% 9/25/35 (f)	1,965	1,199
Series 2005-FR1 Class M1, 6.005% 6/25/35 (f)	600	530
Series 2007-AQ1 Class A1, 5.615% 11/25/36 (f)	1,232	1,200
Series 2007-HE3 Class 1A1, 5.625% 4/25/37 (f)	1,005	999
Capital Auto Receivables Asset Trust Series 2007-SN1 Class D, 6.05% 1/17/12	970	971
Citigroup Mortgage Loan Trust:
Series 2006-HE2 Class A2A, 5.37% 8/26/36 (f)	298	297
Series 2006-NC2:
Class A2A, 5.36% 9/25/36 (f)	364	362
Class A2B, 5.48% 9/25/36 (f)	685	644
Countrywide Asset-Backed Certificates Trust :
Series 2007-4 Class A1A, 5.625% 9/25/37 (f)	1,359	1,351
Series 2007-BC2 Class 2A1, 5.595% 6/25/37 (f)	1,158	1,150
Countrywide Home Loans, Inc. Series 2005-14 Class M4, 6.235% 4/25/36 (f)	3,950	2,542
Credit-Based Asset Servicing & Securitization Trust Series 2006-CB7 Class A2, 5.565% 10/25/36 (f)	670	663
First Franklin Mortgage Loan Trust:
Series 2005-FF12 Class A2A, 5.595% 11/25/36 (f)	252	251
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
First Franklin Mortgage Loan Trust: - continued
Series 2006-FF5 Class 2A2, 5.615% 4/25/36 (f)	$ 640	$ 631
Ford Credit Auto Owner Trust:
Series 2006-C Class D, 6.89% 5/15/13 (a)	715	711
Series 2007-A Class D, 7.05% 12/15/13 (a)	350	333
Fremont Home Loan Trust:
Series 2006-1 Class M1, 5.825% 4/25/36 (f)	485	396
Series 2006-3 Class 2A1, 5.575% 2/25/37 (f)	84	80
Series 2006-E Class M1, 5.765% 1/25/37 (f)	5,000	3,709
GSAMP Trust:
Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	325	163
Series 2004-AR2 Class B1, 7.405% 8/25/34 (f)	1,384	1,275
Series 2006-HE5 Class A2C, 5.655% 8/25/36 (f)	1,000	917
Helios Finance L.P. Series 2007-S1 Class B1, 6.02% 10/20/14 (a)(f)	2,325	2,245
Holmes Master Issuer PLC Series 2006-1A:
Class 1C, 5.6% 7/15/40 (a)(f)	940	940
Class 2C, 5.75% 7/15/40 (a)(f)	490	490
Home Equity Asset Trust Series 2006-8 Class 2A1, 5.555% 3/25/37 (f)	103	102
Home Equity Loan Trust Series 2007-FRE1 Class M1, 6.005% 4/25/37 (d)(f)	4,435	3,388
JPMorgan Mortgage Acquisition Trust Series 2006-WF1:
Class A1A, 5.6% 7/25/36	308	307
Class A1B, 5.605% 7/25/36 (f)	1,026	1,022
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,455
Long Beach Mortgage Loan Trust:
Series 2003-3 Class M1, 6.255% 7/25/33 (f)	3,741	3,163
Series 2005-WL1 Class M2, 6.055% 6/25/35 (f)	1,125	1,026
Series 2006-1 Class 2A2, 5.645% 2/25/36 (f)	590	586
Series 2006-8 Class 2A1, 5.545% 9/25/36 (f)	815	808
Series 2006-9 Class M10, 8.005% 11/25/36 (f)	2,721	544
Luminent Mortgage Trust Series 2006-3 Class 12A1, 5.715% 5/25/36 (f)	2,576	2,521
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 5.715% 5/25/47 (f)	1,000	977
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR1 Class A1, 5.675% 2/25/37 (f)	4,523	4,386
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Morgan Stanley ABS Capital I Trust:
Series 2006-HE3 Class A2C, 5.665% 4/25/36 (f)	$ 5,000	$ 4,826
Series 2006-HE6 Class A2A, 5.545% 9/25/36 (f)	2,568	2,547
Series 2006-NC1 Class A2, 5.645% 12/25/35 (f)	940	936
Series 2007-HE2 Class A2A, 5.545% 1/25/37 (f)	154	152
Series 2007-HE4 Class A2A, 5.615% 2/25/37 (f)	145	143
Series 2007-NC3 Class A2A, 5.565% 5/25/37 (f)	65	65
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 5.605% 4/25/37 (f)	1,265	1,258
National Collegiate Student Loan Trust:
Series 2006-4 Class AIO, 6.35% 2/27/12 (h)	4,205	1,036
Series 2007-1 Class A, 7.27% 4/25/12 (h)	6,370	1,879
Series 2007-2 Class AIO, 6.7% 7/25/12 (h)	4,540	1,278
New Century Home Equity Loan Trust Series 2006-1 Class M2, 5.865% 5/25/36 (f)	500	401
Newcastle CDO VIII Series 2006-8A Class 4, 5.92% 11/1/52 (a)(f)	5,000	4,275
Nomura Home Equity Loan Trust:
Series 2006-AF1 Class A1, 6.032% 10/25/36	391	390
Series 2006-HE1 Class A1, 5.585% 2/25/36 (f)	53	53
Series 2007-2 Class 2A3, 5.695% 2/25/37 (f)	5,000	4,764
NovaStar Home Equity Loan Trust Series 2006-2 Class A2A, 5.555% 6/25/36 (f)	127	127
Ocala Funding LLC Series 2006-1A Class A, 6.72% 3/20/11 (a)(f)	2,100	1,809
Option One Mortgage Loan Trust Series 2007-5 Class 2A1, 5.595% 5/25/37 (f)	443	441
Ownit Mortgage Loan Asset-Backed Certificates Series 2006-2 Class A2A, 5.585% 1/25/37 (f)	463	460
Ownit Mortgage Loan Trust Series 2006-6 Class A2A, 5.565% 9/25/37 (f)	989	975
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (a)	985	983
Class C, 5.77% 5/25/10 (a)	915	909
Popular ABS Mortgage Trust pass-thru certificates Series 2005-6 Class A1, 5.5% 1/25/36	253	252
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	567	543
Securitized Asset Backed Receivables LLC Trust Series 2005-FR4 Class B3, 7.225% 1/25/36 (f)	500	363
Structured Asset Securities Corp. Series 2005-NC2 Class M3, 5.935% 5/25/35 (f)	1,995	1,887
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-BC2 Class M1, 5.745% 3/25/37 (f)	$ 1,000	$ 779
Series 2007-OSI Class A2, 5.595% 6/25/37 (f)	1,576	1,565
WaMu Asset Holdings Corp.:
Series 2006-5 Class N1, 5.926% 7/25/46 (a)	1,148	574
Series 2006-7 Class N1, 5.926% 10/25/46 (a)	912	456
Series 2006-8 Class N1, 6.048% 10/25/46 (a)	1,160	580
WaMu Asset-Backed Certificates Series 2006-HE5:
Class B1, 8.005% 10/25/36 (a)(f)	1,005	201
Class M9, 8.005% 10/25/36 (f)	1,515	392
Wells Fargo Home Equity Trust Series 2007-2 Class A1, 5.595% 4/25/37 (f)	1,535	1,524
TOTAL ASSET-BACKED SECURITIES (Cost $112,135)		99,709
Collateralized Mortgage Obligations - 22.1%

Private Sponsor - 13.3%
American Home Mortgage Investment Trust floater Series 2004-2 Class 4A5, 4.55% 2/25/44 (d)(f)	6,360	6,277
Arkle Master Issuer PLC floater:
Series 2006-1A:
Class 1C, 5.77% 2/17/52 (a)(f)	745	745
Class 3C, 5.91% 2/17/52 (a)(f)	455	455
Series 2006-2A:
Class 1C, 5.76% 2/17/52 (a)(f)	705	704
Class 2C, 5.9% 2/17/52 (a)(f)	2,250	2,211
Series 2007-1A Class 1C, 5.78% 2/17/52 (a)(f)	2,860	2,860
Banc of America Mortgage Securities, Inc.:
Series 2003-I Class 2A6, 4.1499% 10/25/33 (d)(f)	15,000	14,728
Series 2003-J Class 2A2, 4.3919% 11/25/33 (f)	963	948
Series 2004-1 Class 2A2, 4.6856% 10/25/34 (f)	2,180	2,142
Series 2004-A:
Class 2A1, 3.5523% 2/25/34 (f)	569	553
Class 2A2, 4.1033% 2/25/34 (f)	2,457	2,402
Series 2004-D Class 2A1, 3.6156% 5/25/34 (f)	274	266
Series 2004-J Class 2A1, 4.7685% 11/25/34 (f)	1,076	1,056
Series 2005-D Class 2A7, 4.7749% 5/25/35 (f)	970	945
Series 2005-H:
Class 1A1, 4.9226% 9/25/35 (f)	299	296
Class 2A2, 4.8021% 9/25/35 (f)	307	299
Series 2005-J Class 2A5, 5.0858% 11/25/35 (f)	3,435	3,375
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10 Class 11A1, 4.2907% 1/25/35 (f)	$ 1,997	$ 1,989
Chase Mortgage Finance Trust:
Series 2007-A1:
Class 1A5, 4.3588% 2/25/37 (f)	180	178
Class 5A1, 4.1708% 2/25/37 (f)	1,501	1,465
Series 2007-A2:
Class 2A1, 4.243% 7/25/37 (f)	846	833
Class 3A1, 4.566% 7/25/37 (f)	6,190	6,080
Citigroup Mortgage Loan Trust: Series 2004-UST1:
Class A3, 4.2265% 8/25/34 (f)	3,785	3,729
Class A4, 4.4069% 8/25/34 (f)	2,587	2,534
Series 2006-AR7 Class 1A1, 6.705% 11/25/36 (f)	204	204
Countrywide Home Loans pass-thru certificates Series 2007-HY3 Class 1A1, 5.6832% 6/25/47 (f)	3,472	3,454
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	868	866
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.905% 3/25/35 (d)(f)	210	208
Credit Suisse First Boston Mortgage Acceptance Corp. sequential payer Series 2003-1 Class 3A8, 6% 1/25/33	761	760
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5795% 1/28/32 (a)(f)	300	264
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 5.1102% 10/25/34 (f)	2,974	2,932
Fosse Master Issuer PLC floater Series 2006-1A Class C2, 5.83% 10/18/54 (a)(f)	770	769
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 5.98% 11/20/56 (a)(f)	1,910	1,862
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.82% 10/11/41 (a)(f)	2,520	2,471
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 6.01% 12/20/54 (f)	3,290	3,265
Series 2005-4 Class C2, 6.06% 12/20/54 (f)	1,300	1,298
Series 2006-1A Class C2, 6.11% 12/20/54 (a)(f)	2,860	2,832
Series 2006-2 Class C1, 5.83% 12/20/54 (f)	155	146
Series 2007-1:
Class 1C1, 5.66% 12/20/54 (f)	940	926
Class 2C1, 5.79% 12/20/54 (f)	500	480
Series 2007-2 Class 2C1, 5.79% 12/17/54 (f)	1,355	1,354
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
GSR Mortgage Loan Trust:
Series 2005-AR4 Class 3A5, 4.7579% 7/25/35 (f)	$ 920	$ 920
Series 2006-AR2 Class 4A1, 5.8537% 4/25/36 (f)	3,665	3,619
Series 2007-AR2 Class 2A1, 4.8399% 4/25/35 (f)	1,116	1,093
Holmes Financing No. 6 PLC floater Series 2006 Class 4C, 6.91% 7/15/40 (f)	765	765
Holmes Master Issuer PLC:
floater:
Series 2007-1 Class 1C1, 5.64% 7/15/40 (a)(f)	2,325	2,307
Series 2007-2A Class 2C1, 5.77% 7/15/21 (f)	1,160	1,160
Series 2007-1 Class 2C1, 5.78% 7/15/40 (f)	640	616
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A1, 5.32% 6/12/47 (f)	969	966
JPMorgan Mortgage Trust:
sequential payer:
Series 2006-A3 Class 3A3, 5.7456% 5/25/36 (f)	4,525	4,502
Series 2006-A4 Class 1A3, 5.8257% 6/25/36 (f)	1,680	1,655
Series 2006-A2 Class 5A1, 3.7552% 11/25/33 (f)	13,961	13,760
Series 2006-A3 Class 6A1, 3.7702% 8/25/34 (f)	1,571	1,526
Series 2006-A4 Class 1A1, 5.8257% 6/25/36 (f)	297	295
Series 2007-A1:
Class 3A2, 5.0072% 7/25/35 (f)	4,598	4,528
Class 7A3, 5.3007% 7/25/35 (f)	6,920	6,816
MASTR Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	3,487	3,547
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 6.1113% 6/15/22 (a)(f)	18,000	18,145
Merrill Lynch Mortgage Investors Trust:
Series 2004-A4 Class A1, 4.2273% 8/25/34 (f)	2,815	2,745
Series 2006-A6 Class A4, 4.1758% 10/25/33 (f)	4,342	4,267
Morgan Stanley Mortgage Loan Trust sequential payer Series 2006-8AR Class 5A3, 5.4264% 6/25/36 (f)	2,365	2,344
Permanent Financing (No. 8) PLC floater:
Class 2C, 5.76% 6/10/42 (f)	1,580	1,569
Class 3C, 5.88% 6/10/42 (f)	610	597
Permanent Master Issuer PLC floater Series 2006-1 Class 1C, 5.56% 7/17/42 (f)	1,500	1,508
Residential Asset Mortgage Products, Inc. sequential payer:
Series 2003-SL1 Class A31, 7.125% 4/25/31	876	884
Series 2004-SL2 Class A1, 6.5% 10/25/16	175	177
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Residential Funding Mortgage Securities I, Inc. Series 2004-SA1 Class A2, 4.2922% 7/25/34 (f)	$ 2,260	$ 2,214
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	733	710
Securitized Asset Backed Receivables LLC Trust floater Series 2006-FR3 Class A1, 5.555% 5/25/36 (f)	138	138
Structured Asset Securities Corp.:
floater Series 2006-BC5 Class B, 8.005% 12/25/36 (a)(f)	795	283
Series 2003-15A Class 4A, 5.4207% 4/25/33 (f)	1,837	1,797
Series 2003-20 Class 1A1, 5.5% 7/25/33	1,293	1,256
WaMu Mortgage pass-thru certificates:
sequential payer Series 2002-S6 Class A25, 6% 10/25/32	539	538
Series 2003-AR10 Class A7, 4.0575% 10/25/33 (f)	8,250	8,051
Series 2004-AR7 Class A6, 3.941% 7/25/34 (f)	395	382
Series 2005-AR16 Class 1A3, 5.1042% 12/25/35 (f)	2,065	2,027
Series 2006-AR10 Class 1A4, 5.9506% 9/25/36 (f)	5,370	5,416
WaMu Mortgage Securities Corp. pass-thru certificates:
Series 2004-RA3 Class 2A, 6.3991% 8/25/38 (f)	13,868	13,968
Series 2005-AR3 Class A2, 4.6374% 3/25/35 (f)	4,097	4,001
Wells Fargo Mortgage Backed Securities Trust:
sequential payer Series 2006-AR13 Class A4, 5.7598% 9/25/36 (f)	1,720	1,724
Series 2004-W:
Class A1, 4.5638% 11/25/34 (f)	1,985	1,943
Class A9, 4.5638% 11/25/34 (f)	3,490	3,406
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (f)	233	228
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (f)	460	451
Series 2006-AR8:
Class 2A6, 5.2401% 4/25/36 (f)	4,865	4,776
Class 3A1, 5.2377% 4/25/36 (f)	4,272	4,220
TOTAL PRIVATE SPONSOR		219,001
U.S. Government Agency - 8.8%
Fannie Mae:
planned amortization class:
Series 1994-23:
Class PX, 6% 8/25/23	3,152	3,171
Class PZ, 6% 2/25/24	2,456	2,495
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
planned amortization class:
Series 1999-15 Class PC, 6% 9/25/18	$ 1,733	$ 1,739
Series 2006-105 Class MD, 5.5% 6/25/35	1,145	1,119
Series 1993-165 Class SH, 4.1544% 9/25/23 (f)	200	194
Series 1999-17 Class PG, 6% 4/25/29	6,799	6,913
Series 2003-22 6% 4/25/33 (h)	5,079	1,183
Series 2003-26 Class KI, 5% 12/25/15 (h)	2,835	218
Series 2003-39 Class IA, 5.5% 10/25/22 (f)(h)	2,385	398
Series 2006-48 Class LF, 0% 8/25/34 (f)	390	389
Fannie Mae STRIP:
Series 339 Class 29, 5.5% 7/1/18 (h)	2,505	395
Series 348 Class 14, 6.5% 8/1/34 (h)	1,089	249
Series 351:
Class 12, 5.5% 4/1/34 (h)	789	183
Class 13, 6% 3/1/34 (h)	1,036	249
Series 359, Class 19 6% 7/1/35 (h)	1,024	238
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 1999-32 Class PL, 6% 7/25/29	4,751	4,828
Series 2001-52 Class YZ, 6.5% 10/25/31	244	250
Series 2001-63 Class TC, 6% 12/25/31	4,065	4,095
Series 2001-72 Class NZ, 6% 12/25/31	1,093	1,087
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,073
Series 2005-14 Class ME, 5% 10/25/33	1,785	1,697
Series 2005-39 Class TE, 5% 5/25/35	1,120	1,033
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,916
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	5,905	5,983
Series 2001-31 Class ZC, 6.5% 7/25/31	1,797	1,843
Series 2002-34 Class Z, 6% 4/25/32	7,176	7,187
Series 2003-80 Class CG, 6% 4/25/30	801	811
Series 2005-41 Class LA, 5.5% 5/25/35	3,347	3,340
Series 1999-33 Class PK, 6% 7/25/29	3,140	3,188
Series 2001-63 Class PG, 6% 12/25/31	2,436	2,467
Series 2001-74 Class QE, 6% 12/25/31	2,318	2,347
Series 2003-21 Class SK, 2.595% 3/25/33 (f)(h)	1,028	98
Series 2003-3 Class HS, 2.145% 9/25/16 (f)(h)	83	4
Series 2003-35:
Class BS, 1.495% 4/25/17 (f)(h)	828	34
Class TQ, 1.995% 5/25/18 (f)(h)	985	75
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
Series 2003-42:
Class HS, 1.595% 12/25/17 (f)(h)	$ 9,186	$ 492
Class SJ, 1.545% 11/25/22 (f)(h)	1,192	70
Series 2003-48 Class HI, 5% 11/25/17 (h)	3,370	431
Series 2004-54 Class SW, 0.495% 6/25/33 (f)(h)	4,605	144
Series 2005-14 Class SE, 0.545% 3/25/35 (f)(h)	5,303	187
Series 2006-4 Class IT, 6% 10/25/35 (h)	566	130
Series 2007-36:
Class GO, 4/25/37 (i)	624	478
Class PO, 4/25/37 (i)	1,114	850
Class SB, 1.095% 4/25/37 (f)(h)	14,573	823
Class SG, 1.095% 4/25/37 (f)(h)	8,093	418
Series 2007-57 Class SA, 7.59% 6/25/37 (f)	6,516	7,017
Series 2007-66:
Class SA, 6.57% 7/25/37 (f)	3,810	4,190
Class SB, 6.57% 7/25/37 (f)	1,193	1,326
Freddie Mac:
floater Series 3318:
Class CY, 0% 11/15/36 (f)	255	284
Class GY, 0% 5/15/37 (f)	279	306
planned amortization class:
Series 2095 Class PE, 6% 11/15/28 (d)	5,968	6,062
Series 2104 Class PG, 6% 12/15/28	1,818	1,851
Series 70 Class C, 9% 9/15/20	132	139
sequential payer Series 2114 Class ZM, 6% 1/15/29	874	888
Series 3030 Class SL, 0.4888% 9/15/35 (f)(h)	12,069	390
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28 (d)	1,406	1,438
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2958 Class TF, 0% 4/15/35 (f)	538	521
Series 3129 Class MF, 0% 7/15/34 (f)	409	406
Series 3222 Class HF, 0% 9/15/36 (f)	635	632
planned amortization class:
Series 2121 Class MG, 6% 2/15/29	2,399	2,442
Series 2137 Class PG, 6% 3/15/29	2,359	2,400
Series 2154 Class PT, 6% 5/15/29	3,370	3,433
Series 2435 Class VG, 6% 2/15/13	863	874
Series 2585 Class KS, 1.9888% 3/15/23 (f)(h)	587	50
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class:
Series 2590 Class YR, 5.5% 9/15/32 (h)	$ 135	$ 41
Series 2802 Class OB, 6% 5/15/34	3,375	3,410
Series 2810 Class PD, 6% 6/15/33	2,540	2,576
Series 3077 Class TO, 4/15/35 (i)	4,717	3,434
sequential payer:
Series 2135 Class JE, 6% 3/15/29	2,771	2,812
Series 2274 Class ZM, 6.5% 1/15/31	924	953
Series 2281 Class ZB, 6% 3/15/30	1,159	1,168
Series 2388 Class ZA, 6% 12/15/31	5,791	5,797
Series 2502 Class ZC, 6% 9/15/32	1,550	1,535
Series 2564 Class ES, 1.9888% 2/15/22 (f)(h)	1,083	60
Series 2575 Class ID, 5.5% 8/15/22 (h)	167	27
Series 2750 Class ZT, 5% 2/15/34	2,584	2,232
Series 2817 Class SD, 1.4388% 7/15/30 (f)(h)	1,753	94
Series 2902 Class LZ, 5.5% 9/15/31	7,565	7,419
Series 3097 Class IA, 5.5% 3/15/33 (h)	4,420	881
Series 1658 Class GZ, 7% 1/15/24	2,791	2,908
Series 2587 Class IM, 6.5% 3/15/33 (h)	1,711	411
Series 2957 Class SW, 0.3888% 4/15/35 (f)(h)	7,182	222
Series 3002 Class SN, 0.8888% 7/15/35 (f)(h)	7,157	339
Ginnie Mae guaranteed REMIC pass-thru securities:
Series 2003-11 Class S, 0.9613% 2/16/33 (f)(h)	5,782	261
Series 2004-32 Class GS, 0.9113% 5/16/34 (f)(h)	1,710	74
TOTAL U.S. GOVERNMENT AGENCY		145,815
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $365,547)		364,816
Commercial Mortgage Securities - 5.1%

Asset Securitization Corp. Series 1997-D5:
Class A-6, 7.1243% 2/14/43 (f)	8,300	9,050
Class PS1, 1.4448% 2/14/43 (f)(h)	25,689	934
Banc of America Commercial Mortgage Trust sequential payer Series 2007-2 Class A1, 5.421% 1/10/12	1,402	1,402
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	689
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Banc of America Commercial Mortgage, Inc. Series 2003-2: - continued
Class HSB, 4.954% 3/11/41 (a)	$ 895	$ 829
Class HSC, 4.954% 3/11/41 (a)	895	825
Class HSD, 4.954% 3/11/41 (a)	895	813
Class HSE, 4.954% 3/11/41 (a)	2,290	2,150
Bayview Commercial Asset Trust floater:
Series 2006-3A:
Class B1, 6.305% 10/25/36 (a)(f)	305	282
Class B2, 6.855% 10/25/36 (a)(f)	199	181
Class B3, 8.105% 10/25/36 (a)(f)	356	321
Class M4, 5.935% 10/25/36 (a)(f)	305	289
Class M5, 5.985% 10/25/36 (a)(f)	388	366
Class M6, 6.065% 10/25/36 (a)(f)	754	706
Series 2006-4A:
Class B1, 6.205% 12/25/36 (a)(f)	122	105
Class B2, 6.755% 12/25/36 (a)(f)	117	106
Class B3, 7.955% 12/25/36 (a)(f)	215	206
Series 2007-1:
Class B1, 6.175% 3/25/37 (a)(f)	174	160
Class B2, 6.655% 3/25/37 (a)(f)	127	115
Class B3, 8.855% 3/25/37 (a)(f)	362	332
Class M1, 5.775% 3/25/37 (a)(f)	146	141
Class M2, 5.795% 3/25/37 (a)(f)	113	109
Class M3, 5.825% 3/27/37 (a)(f)	99	95
Class M4, 5.875% 3/25/37 (a)(f)	75	71
Class M5, 5.925% 3/25/37 (a)(f)	122	115
Class M6, 6.005% 3/25/37 (a)(f)	174	163
Series 2007-2A:
Class B1, 7.105% 7/25/37 (a)(f)	129	123
Class B2, 7.755% 7/25/37 (a)(f)	109	103
Class B3, 8.855% 7/25/37 (a)(f)	124	115
Class M4, 6.155% 7/25/37 (a)(f)	158	151
Class M5, 6.255% 7/25/37 (a)(f)	143	137
Class M6, 6.505% 7/25/37 (a)(f)	178	170
Series 2007-3:
Class B1, 6.455% 7/25/37 (a)(f)	126	124
Class B2, 7.105% 7/25/37 (a)(f)	330	325
Class B3, 9.505% 7/25/37 (a)(f)	170	167
Class M1, 5.815% 7/25/37 (a)(f)	112	111
Class M2, 5.845% 7/25/37 (a)(f)	116	116
Class M3, 5.875% 7/25/37 (a)(f)	189	188
Class M4, 6.005% 7/25/37 (a)(f)	301	298
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M5, 6.105% 7/25/37 (a)(f)	$ 150	$ 149
Class M6, 6.305% 7/25/37 (a)(f)	116	115
Series 2007-4A:
Class B1, 8.055% 9/25/37 (a)(f)	149	149
Class B2, 8.955% 9/25/37 (a)(f)	552	552
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2007-T26 Class A1, 5.145% 1/12/45 (f)	2,671	2,651
Series 2007-PW15 Class A1, 5.016% 2/11/44	1,270	1,258
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.973% 5/15/35 (a)(f)(h)	30,507	1,520
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,161
Class F, 7.734% 1/15/32	600	627
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (f)	1,133	1,121
COMM Series 2006-C8 Class A1, 5.11% 12/10/46	2,062	2,047
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A1, 5.664% 6/15/39 (f)	818	819
Series 2007-C2 Class A1, 5.269% 1/15/49	743	739
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2006-TF2A:
Class A2, 7.1113% 7/15/19 (a)(f)	1,649	1,620
Class SHDC, 6.6113% 7/15/19 (a)(f)	787	775
Series 2006-TFL2 Class SHDD, 6.9613% 7/15/19 (a)(f)	444	439
Credit Suisse Mortgage Capital Certificates sequential payer Series 2007-C1 Class A1, 5.227% 2/15/40	922	917
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A1, 5.233% 3/10/39	1,188	1,182
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class C, 5.65% 3/1/20 (a)(f)	780	764
Class D, 5.7% 3/1/20 (a)(f)	235	230
Class E, 5.77% 3/1/20 (a)(f)	390	382
Class F, 5.81% 3/1/20 (a)(f)	195	191
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
GS Mortgage Securities Corp. II: - continued
floater Series 2007-EOP:
Class G, 5.85% 3/1/20 (a)(f)	$ 95	$ 93
Class H, 5.98% 3/1/20 (a)(f)	160	156
Class J:
6.18% 3/1/20 (a)(f)	230	224
6.38% 3/1/20 (a)(f)	160	156
Series 1998-GLII Class E, 6.9707% 4/13/31 (f)	390	393
GS Mortgage Securities Trust Series 2007-GG10 Class A1, 5.69% 8/10/45	1,158	1,165
Host Marriott Pool Trust sequential payer Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	815
JPMorgan Chase Commercial Mortgage Securities Trust: Series 2005-CB13 Class E, 5.3641% 1/12/43 (a)(f)	2,770	2,431
Series 2007-LDP10 Class A1, 5.122% 5/15/49	850	844
LB Commercial Mortgage Trust Series 2007-C3:
Class F, 6.1339% 7/15/44 (f)	1,000	957
Class G, 6.1339% 7/15/44 (a)(f)	1,765	1,599
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C3 Class A1, 5.478% 3/15/39	1,026	1,027
Series 2006-C6 Class A1, 5.23% 9/15/39	1,087	1,083
Series 2006-C7 Class A1, 5.279% 11/15/38	492	491
Series 2007-C1 Class A1, 5.391% 2/15/40 (f)	765	764
Series 2004-C2 Class XCP, 1.1169% 3/1/36 (a)(f)(h)	99,258	2,578
Series 2007-C1 Class XCP, 0.4593% 2/15/40 (f)(h)	15,300	393
Series 2007-C2 Class A1, 5.226% 2/15/40	618	616
Merrill Lynch/Countrywide Commercial Mortgage Trust sequential payer Series 2007-5 Class A1, 4.275% 12/12/11	675	659
ML-CFC Commercial Mortgage Trust Series 2007-6 Class A1, 5.175% 3/12/51	767	762
Morgan Stanley Capital I Trust sequential payer:
Series 2007-HQ11 Class A1, 5.246% 2/20/44 (f)	1,255	1,249
Series 2007-IQ13 Class A1, 5.05% 3/15/44	1,173	1,159
Series 2007-IQ14 Class A1, 5.38% 4/15/49	2,428	2,422
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,256
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C30:
Class A1, 5.031% 12/15/43	$ 1,151	$ 1,139
Class A5, 5.342% 12/15/43 (d)	10,000	9,712
WaMu Mortgage pass-thru certificates Series 2006-AR8 Class 2A2, 6.1342% 8/25/36 (f)	4,850	4,899
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $85,502)		84,133
Fixed-Income Funds - 19.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $340,645)	3,426,097	323,937
Cash Equivalents - 1.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (Cost $19,270)	$ 19,282	19,270
TOTAL INVESTMENT PORTFOLIO - 138.9% (Cost $2,323,997)		2,293,207
NET OTHER ASSETS - (38.9)%		(641,669)
NET ASSETS - 100%		$ 1,651,538
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Pay monthly a fixed rate of .15% multiplied by the notional amount and receive from Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	$ 2,400	576
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.5% and pay Goldman Sachs upon credit event of Merrill Lynch Mortgage Investors, Inc., par value of the notional amount of Merrill Lynch Mortgage Investors, Inc. Series 2006-HE5 Class B3, 7.32% 8/25/37

	Sept. 2037	$ 7,500	$ (5,210)
Receive from JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.405% 7/25/36, and pay monthly notional amount multiplied by 2.45%	August 2036	1,500	1,161
Receive monthly notional amount multiplied by 2.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 8.52% 9/25/34	Oct. 2034	1,400	(260)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Citibank upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	5,000	(1,400)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,300	(645)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Merrill Lynch, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)

	August 2037	$ 3,000	$ (840)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,400	(672)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	900	(252)
Receive monthly notional amount multiplied by 1.35% and pay Deutsche Bank upon credit event of Asset Backed Securities Corp. Home Equity Loan Trust, par value of the notional amount of Asset Backed Securities Corp. Home Equity Loan Trust Series 2006-HE5 Class M8, 6.32% 7/25/36	August 2036	5,000	(2,775)
Receive monthly notional amount multiplied by 1.45% and pay UBS upon credit event of ACE Securities Corp., par value of the notional amount of ACE Securities Corp. Series 2006-NC2 Class M9, 7.03% 7/25/36	August 2036	2,400	(1,911)
Receive monthly notional amount multiplied by 2.22% and pay JPMorgan Chase, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2005-HE3 Class B2, 6.87% 7/25/35	August 2035	1,000	(282)
Receive monthly notional amount multiplied by 2.37% and pay Bank of America upon credit event of JP Morgan Mortgage Acquisition Corp., par value of the notional amount of JP Morgan Mortgage Acquisition Corp. Series 2006-CW2 Class MV9, 7.1244% 8/25/36	Sept. 2036	1,400	(725)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.8% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.7768% 11/25/34

	Dec. 2034	$ 1,200	$ (333)
Receive monthly notional amount multiplied by 2.87% and pay Bank of America upon credit event of Morgan Stanley ABS Capital I, Inc. Trust, par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	1,498	(1,189)
Receive monthly notional amount multiplied by 3.05% and pay JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.13% 8/25/36	Sept. 2036	1,400	(1,058)
Receive monthly notional amount multiplied by 3.12% and pay Bank of America upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2006-B Class M9, 7.23% 8/25/36	Sept. 2036	1,400	(896)
Receive monthly notional amount multiplied by 3.6% and pay Goldman Sachs upon credit event of Nomura Home Equity Loan, Inc., par value of the notional amount of Nomura Home Equity Loan, Inc. Series 2006-HE3 Class M9, 7.17% 7/25/36	August 2036	7,500	(4,714)
Receive monthly notional amount multiplied by 3.7% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.22% 7/25/36	August 2036	7,500	(5,803)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.75% and pay Deutsche Bank upon credit event of Fieldstone Mortgage Investment Corp., par value of the notional amount of Fieldstone Mortgage Investment Corp. Series 2005-3 Class M9, 7.32% 2/25/36

	March 2036	$ 2,000	$ (748)
Receive monthly notional amount multiplied by 3.8% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-8 Class M9, 7.12% 9/25/36	Oct. 2036	7,500	(4,995)
TOTAL CREDIT DEFAULT SWAPS		70,198	(34,091)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.235% with Morgan Stanley, Inc.	March 2037	15,000	307
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.825% with Credit Suisse First Boston	July 2017	10,000	(467)
Receive semi-annually a fixed rate equal to 4.923% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	March 2010	25,000	302
Receive semi-annually a fixed rate equal to 4.931% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Dec. 2016	10,000	(212)
Receive semi-annually a fixed rate equal to 5.031% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2012	15,000	41
Receive semi-annually a fixed rate equal to 5.20% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	August 2012	40,000	409
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.38% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2017	$ 34,000	$ 395
Receive semi-annually a fixed rate equal to 5.55% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	July 2013	20,000	544
TOTAL INTEREST RATE SWAPS		169,000	1,319
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(88)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Lehman Brothers, Inc.	May 2008	15,000	201
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	May 2008	15,000	128
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	10,000	(1,096)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(87)
TOTAL TOTAL RETURN SWAPS		70,000	(942)
		$ 309,198	$ (33,714)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,233,000 or 5.5% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $37,738,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$19,270,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 445
Banc of America Securities LLC	6,825
Bank of America, NA	3,067
Bear Stearns & Co., Inc.	383
Citigroup Global Markets, Inc.	1,209
Credit Suisse Securities (USA) LLC	767
Greenwich Capital Markets, Inc.	383
HSBC Securities (USA), Inc.	767
ING Financial Markets LLC	1,533
Societe Generale, New York Branch	2,300
UBS Securities LLC	748
WestLB AG	843
$ 19,270
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 25,881

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 422,645	$ 333,901	$ 412,936	$ 323,937	2.6%
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information
At August 31, 2007, the fund had a capital loss carryforward of approximately $20,332,000 of which $2,470,000, $14,312,000 and $3,550,000 will expire on August 31, 2013, 2014 and 2015, respectively.
The fund intends to elect to defer to its fiscal year ending August 31, 2008 approximately $16,872,000 of losses recognized during the period November 1, 2006 to August 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $19,270) - See accompanying schedule: Unaffiliated issuers (cost $1,983,352)	$ 1,969,270
Fidelity Central Funds (cost $340,645)	323,937
Total Investments (cost $2,323,997)		$ 2,293,207
Commitment to sell securities on a delayed delivery basis	(52,659)
Receivable for securities sold on a delayed delivery basis	52,510	(149)
Cash		115
Receivable for investments sold Regular delivery		16,698
Delayed delivery		3,985
Receivable for swap agreements		133
Receivable for fund shares sold		573
Interest receivable		7,506
Distributions receivable from Fidelity Central Funds		1,772
Total assets		2,323,840

Liabilities
Payable for investments purchased Regular delivery	$ 2,942
Delayed delivery	631,938
Payable for fund shares redeemed	2,460
Distributions payable	508
Swap agreements, at value	33,714
Accrued management fee	440
Distribution fees payable	84
Other affiliated payables	216
Total liabilities		672,302

Net Assets		$ 1,651,538
Net Assets consist of:
Paid in capital		$ 1,754,751
Distributions in excess of net investment income		(3,794)
Accumulated undistributed net realized gain (loss) on investments		(36,539)
Net unrealized appreciation (depreciation) on investments		(62,880)
Net Assets		$ 1,651,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($54,001 ÷ 5,108.6 shares)	$ 10.57

Maximum offering price per share (100/96.00 of $10.57)	$ 11.01
Class T: Net Asset Value and redemption price per share ($68,423 ÷ 6,463.0 shares)	$ 10.59

Maximum offering price per share (100/96.00 of $10.59)	$ 11.03
Class B: Net Asset Value and offering price per share ($50,438 ÷ 4,772.1 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($22,700 ÷ 2,150.0 shares)A	$ 10.56

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,445,939 ÷ 136,526.8 shares)	$ 10.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,037 ÷ 950.2 shares)	$ 10.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2007

Investment Income
Interest		$ 74,908
Income from Fidelity Central Funds		25,881
Total income		100,789

Expenses
Management fee	$ 5,765
Transfer agent fees	2,127
Distribution fees	1,162
Fund wide operations fee	585
Independent trustees' compensation	6
Miscellaneous	5
Total expenses before reductions	9,650
Expense reductions	(8)	9,642
Net investment income		91,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,209)
Fidelity Central Funds	(1,751)
Swap agreements	(3,291)
Capital gain distributions from Fidelity Central Funds	78
Total net realized gain (loss)		(21,173)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,581)
Swap agreements	(32,636)
Delayed delivery commitments	(32)
Total change in net unrealized appreciation (depreciation)		(45,249)
Net gain (loss)		(66,422)
Net increase (decrease) in net assets resulting from operations		$ 24,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 91,147	$ 76,477	$ 80,564
Net realized gain (loss)	(21,173)	(19,322)	1,596
Change in net unrealized appreciation (depreciation)	(45,249)	15,324	(52,287)
Net increase (decrease) in net assets resulting from operations	24,725	72,479	29,873
Distributions to shareholders from net investment income	(90,807)	(76,044)	(83,034)
Distributions to shareholders from net realized gain	-	-	(10,450)
Total distributions	(90,807)	(76,044)	(93,484)
Share transactions - net increase (decrease)	(156,420)	(263,875)	288,375
Total increase (decrease) in net assets	(222,502)	(267,440)	224,764

Net Assets
Beginning of period	1,874,040	2,141,480	1,916,716
End of period (including distributions in excess of net investment income of $3,794, $3,000 and $2,371, respectively)	$ 1,651,538	$ 1,874,040	$ 2,141,480

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.521	.404	.408	.365	.282	.502
Net realized and unrealized gain (loss)	(.401)	(.021)	(.267)	.181	.112	.172
Total from investment operations	.120	.383	.141	.546	.394	.674
Distributions from net investment income	(.520)	(.403)	(.421)	(.366)	(.274)	(.534)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.520)	(.403)	(.481)	(.516)	(.354)	(.534)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26
Total Return B, C, D	1.04%	3.56%	1.26%	4.97%	3.56%	6.26%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of fee waivers, if any	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of all reductions	.78%	.74% A	.82%	.86%	.81%	.84%
Net investment income	4.77%	4.44% A	3.65%	3.24%	2.51%	4.55%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 54	$ 50	$ 55	$ 69	$ 63
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income E	.519	.399	.400	.353	.270	.492
Net realized and unrealized gain (loss)	(.403)	(.012)	(.268)	.181	.101	.171
Total from investment operations	.116	.387	.132	.534	.371	.663
Distributions from net investment income	(.516)	(.397)	(.412)	(.354)	(.261)	(.523)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.516)	(.397)	(.472)	(.504)	(.341)	(.523)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28
Total Return B, C, D	1.01%	3.59%	1.18%	4.86%	3.34%	6.15%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of fee waivers, if any	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of all reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Net investment income	4.73%	4.37% A	3.57%	3.14%	2.39%	4.45%
Supplemental Data
Net assets, end of period (in millions)	$ 68	$ 89	$ 126	$ 131	$ 155	$ 195
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.443	.336	.323	.278	.197	.421
Net realized and unrealized gain (loss)	(.401)	(.022)	(.257)	.172	.112	.171
Total from investment operations	.042	.314	.066	.450	.309	.592
Distributions from net investment income	(.442)	(.334)	(.336)	(.280)	(.189)	(.452)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.442)	(.334)	(.396)	(.430)	(.269)	(.452)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26
Total Return B, C, D	.32%	2.91%	.58%	4.08%	2.78%	5.48%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of fee waivers, if any	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of all reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.57%
Net investment income	4.05%	3.68% A	2.89%	2.48%	1.75%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$ 50	$ 74	$ 101	$ 134	$ 182	$ 176
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Income from Investment Operations
Net investment income E	.434	.328	.316	.273	.189	.413
Net realized and unrealized gain (loss)	(.401)	(.021)	(.257)	.172	.112	.173
Total from investment operations	.033	.307	.059	.445	.301	.586
Distributions from net investment income	(.433)	(.327)	(.329)	(.275)	(.181)	(.436)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.433)	(.327)	(.389)	(.425)	(.261)	(.436)
Net asset value, end of period	$ 10.56	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25
Total Return B, C, D	.25%	2.85%	.52%	4.04%	2.71%	5.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of fee waivers, if any	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of all reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Net investment income	3.97%	3.61% A	2.82%	2.42%	1.68%	3.75%
Supplemental Data
Net assets, end of period (in millions)	$ 23	$ 31	$ 41	$ 58	$ 99	$ 74
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income D	.559	.432	.438	.390	.306	.526
Net realized and unrealized gain (loss)	(.403)	(.023)	(.257)	.183	.102	.170
Total from investment operations	.156	.409	.181	.573	.408	.696
Distributions from net investment income	(.556)	(.429)	(.451)	(.393)	(.298)	(.556)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.556)	(.429)	(.511)	(.543)	(.378)	(.556)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28
Total Return B, C	1.38%	3.80%	1.61%	5.21%	3.68%	6.47%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of fee waivers, if any	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of all reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Net investment income	5.10%	4.73% A	3.91%	3.48%	2.72%	4.76%
Supplemental Data
Net assets, end of period (in millions)	$ 1,446	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Income from Investment Operations
Net investment income D	.548	.424	.432	.387	.302	.513
Net realized and unrealized gain (loss)	(.411)	(.011)	(.266)	.182	.112	.171
Total from investment operations	.137	.413	.166	.569	.414	.684
Distributions from net investment income	(.547)	(.423)	(.446)	(.389)	(.294)	(.544)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.547)	(.423)	(.506)	(.539)	(.374)	(.544)
Net asset value, end of period	$ 10.56	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25
Total Return B, C	1.20%	3.85%	1.48%	5.19%	3.75%	6.36%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of fee waivers, if any	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of all reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Net investment income	5.02%	4.66% A	3.87%	3.45%	2.69%	4.65%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 13	$ 16	$ 12
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,312
Unrealized depreciation	(77,174)
Net unrealized appreciation (depreciation)	(64,862)
Capital loss carryforward	(20,332)

Cost for federal income tax purposes	$ 2,358,069

The tax character of distributions paid was as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Ordinary Income	$ 90,807	$ 76,044	$ 93,484

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $895,606 and $660,926, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Exchange-In-Kind. On April 27, 2007, the Fund purchased 40 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $3,924 by transferring securities of equal value, including accrued interest. This is considered taxable for federal income tax purposes, and the Fund recognized a loss of $10.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 102	$ 3
Class T	-%	.25%	204	-
Class B	.65%	.25%	577	417
Class C	.75%	.25%	279	24
			$ 1,162	$ 444

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A and Class T shares (4.75% for Class A and 3.50% for Class T prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to ..50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	5
Class B*	188
Class C*	2
$ 201

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 129.24
Class T	177.22
Class B	161.25
Class C	64.23
Fidelity Mortgage Securities Fund	1,575.10
Institutional Class	21.18
	$ 2,127

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fees by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2
Fidelity Mortgage Securities Fund	2
$ 4

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
From net investment income
Class A	$ 2,529	$ 1,927	$ 2,029
Class T	3,848	3,883	4,745
Class B	2,591	2,632	3,543
Class C	1,107	1,063	1,456
Fidelity Mortgage Securities Fund	80,170	65,925	70,651
Institutional Class	562	614	610
Total	$ 90,807	$ 76,044	$ 83,034
From net realized gain
Class A	$ -	$ -	$ 287
Class T	-	-	691
Class B	-	-	700
Class C	-	-	301
Fidelity Mortgage Securities Fund	-	-	8,396
Institutional Class	-	-	75
Total	$ -	$ -	$ 10,450

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	2,038	1,839	1,644
Reinvestment of distributions	200	152	179
Shares redeemed	(2,019)	(1,692)	(2,106)
Net increase (decrease)	219	299	(283)
Class T
Shares sold	1,314	1,518	3,841
Reinvestment of distributions	332	334	458
Shares redeemed	(3,268)	(5,186)	(4,417)
Net increase (decrease)	(1,622)	(3,334)	(118)
Class B
Shares sold	144	180	374
Reinvestment of distributions	193	194	308
Shares redeemed	(2,350)	(2,788)	(3,340)
Net increase (decrease)	(2,013)	(2,414)	(2,658)
Class C
Shares sold	245	272	501
Reinvestment of distributions	80	76	124
Shares redeemed	(1,047)	(1,211)	(2,018)
Net increase (decrease)	(722)	(863)	(1,393)

Annual Report

11. Share Transactions - continued

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Fidelity Mortgage Securities Fund
Shares sold	26,597	19,669	60,281
Reinvestment of distributions	6,813	5,589	6,543
Shares redeemed	(43,460)	(42,873)	(37,075)
Net increase (decrease)	(10,050)	(17,615)	29,749
Institutional Class
Shares sold	356	703	733
Reinvestment of distributions	38	43	44
Shares redeemed	(726)	(935)	(476)
Net increase (decrease)	(332)	(189)	301
	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	$ 22,212	$ 20,110	$ 18,382
Reinvestment of distributions	2,187	1,656	2,002
Shares redeemed	(22,037)	(18,454)	(23,537)
Net increase (decrease)	$ 2,362	$ 3,312	$ (3,153)
Class T
Shares sold	$ 14,395	$ 16,612	$ 43,073
Reinvestment of distributions	3,636	3,658	5,128
Shares redeemed	(35,637)	(56,617)	(49,428)
Net increase (decrease)	$ (17,606)	$ (36,347)	$ (1,227)
Class B
Shares sold	$ 1,578	$ 1,960	$ 4,184
Reinvestment of distributions	2,115	2,120	3,440
Shares redeemed	(25,607)	(30,466)	(37,334)
Net increase (decrease)	$ (21,914)	$ (26,386)	$ (29,710)
Class C
Shares sold	$ 2,682	$ 2,962	$ 5,615
Reinvestment of distributions	873	831	1,386
Shares redeemed	(11,404)	(13,216)	(22,545)
Net increase (decrease)	$ (7,849)	$ (9,423)	$ (15,544)
Fidelity Mortgage Securities Fund
Shares sold	$ 291,948	$ 215,483	$ 676,321
Reinvestment of distributions	74,535	61,180	73,241
Shares redeemed	(474,256)	(469,651)	(414,945)
Net increase (decrease)	$ (107,773)	$ (192,988)	$ 334,617
Institutional Class
Shares sold	$ 3,903	$ 7,639	$ 8,212
Reinvestment of distributions	418	474	496
Shares redeemed	(7,961)	(10,156)	(5,316)
Net increase (decrease)	$ (3,640)	$ (2,043)	$ 3,392

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 7, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Mortgage Securities. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2003-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Mortgage Securities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $59,082,886 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Fidelity Mortgage Securities (retail class) and Class C, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Mortgage Securities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2006.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMOR-UANN-1007
1.784762.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Mortgage Securities
Fund - Institutional Class

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	1.20%	3.30%	5.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Institutional Class on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brett Kozlowski, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the year ending August 31, 2007, though some categories, particularly Treasuries, benefited from a flight to quality. During the one-year span, the Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The Lehman Brothers U.S. Treasury Index rose 6.02%. The asset-backed category - home to volatile subprime mortgages - had the weakest performance, gaining only 3.68% according to the Lehman Brothers Asset-Backed Securities Index.

The fund's Class A, Class T, Class B and Class C shares returned 1.04%, 1.01%, 0.32% and 0.25%, respectively (excluding sales charges), during the past year, while its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 5.31%. Amid a difficult market environment, the fund's return relative to the index was hampered by sizable exposure - both direct and indirect - to subprime mortgage securities. The fund's indirect exposure came through its position in Fidelity Ultra-Short Central Fund, which is a diversified pool of short-term assets. In addition, the fund's results were hurt by its position in hybrid adjustable-rate mortgage securities (ARMs). Late in the period, I began to increase the fund's weighting in hybrid ARMs, believing that the market downturn had created compelling bargains in the sector. However, because of the pervasiveness of the liquidity crisis that gripped the market, with leveraged investors unloading bonds across multiple sectors, additional hybrid ARMs came into the market, which drove down the prices of the bonds that I had purchased earlier. Given the changing shape of the yield curve during the period, I increased the fund's use of interest rate swaps, which helped me manage the fund's sensitivity to interest rate changes. Lastly, I also used credit default swaps and total return swaps, which allowed me to add sector exposure at more attractive levels than were available in comparable cash bonds. Using these instruments made it easier to deploy the fund's cash more strategically by having cash available to invest as attractively priced securities appeared in the market.

The fund's Institutional Class shares returned 1.20% during the past year, while its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 5.31%. Amid a difficult market environment, the fund's return relative to the index was hampered by sizable exposure - both direct and indirect - to subprime mortgage securities. The fund's indirect exposure came through its position in Fidelity Ultra-Short Central Fund, which is a diversified pool of short-term assets. In addition, the fund's results were hurt by its position in hybrid adjustable-rate mortgage securities (ARMs). Late in the period, I began to increase the fund's weighting in hybrid ARMs, believing that the market downturn had created compelling bargains in the sector. However, because of the pervasiveness of the liquidity crisis that gripped the market, with leveraged investors unloading bonds across multiple sectors, additional hybrid ARMs came into the market, which drove down the prices of the bonds that I had purchased earlier. Given the changing shape of the yield curve during the period, I increased the fund's use of interest rate swaps, which helped me manage the fund's sensitivity to interest rate changes. Lastly, I also used credit default swaps and total return swaps, which allowed me to add sector exposure at more attractive levels than were available in comparable cash bonds. Using these instruments made it easier to deploy the fund's cash more strategically by having cash available to invest as attractively priced securities appeared in the market.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 981.70	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Class T
Actual	$ 1,000.00	$ 981.80	$ 4.05
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13
Class B
Actual	$ 1,000.00	$ 978.40	$ 7.43
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class C
Actual	$ 1,000.00	$ 978.00	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 983.56	$ 2.25
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.20	$ 2.70
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.83%
Class T	.81%
Class B	1.49%
Class C	1.57%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Coupon Distribution as of August 31, 2007
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	2.6	1.9
4 - 4.99%	10.7	7.4
5 - 5.99%	48.4	61.0
6 - 6.99%	30.1	25.1
7% and over	4.9	4.4
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Weighted Average Maturity as of August 31, 2007
6 months ago
Years	4.8	4.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	4.4	2.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007*		As of February 28, 2007**
	Mortgage Securities 82.3%		Mortgage Securities 86.4%
	Corporate Bonds 2.8%		Corporate Bonds 3.4%
	CMOs and Other Mortgage Related Securities 32.9%		CMOs and Other Mortgage Related Securities 27.4%
	U.S. Treasury Obligations 2.7%		U.S. Treasury Obligations 0.0%
	U.S. Government Agency Obligations 0.4%		U.S. Government Agency Obligations 0.4%
	Asset-Backed Securities 13.8%		Asset-Backed Securities 11.9%
	Short-Term Investments and Net Other Assets(dagger) (34.9)%		Short-Term Investments and Net Other Assets(dagger) (29.5)%
* Foreign investments	6.4%	** Foreign investments	5.1%
* Futures and Swaps	13.7%	** Futures and Swaps	10.9%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 2.7%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - 2.7%
U.S. Treasury Notes:
4.125% 8/31/12 (b)	$ 14,808	$ 14,724
4.625% 7/31/12 (b)	30,000	30,482
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $44,846)		45,206
U.S. Government Agency - Mortgage Securities - 82.1%

Fannie Mae - 54.0%
3.585% 9/1/33 (f)	832	813
3.716% 7/1/33 (f)	268	267
3.72% 6/1/33 (f)	2,617	2,594
3.754% 10/1/33 (f)	226	225
3.783% 6/1/33 (f)	3,133	3,127
3.802% 6/1/33 (f)	183	182
3.84% 5/1/34 (f)	1,915	1,886
3.859% 8/1/33 (f)	217	215
3.927% 1/1/35 (f)	5,244	5,267
3.934% 5/1/33 (f)	77	76
3.979% 8/1/33 (f)	1,150	1,130
4% 10/1/18 (f)	167	165
4.025% 4/1/33 (f)	62	62
4.029% 3/1/34 (f)	4,818	4,758
4.051% 6/1/33 (f)	2,922	2,891
4.066% 7/1/34 (f)	7,001	6,913
4.067% 2/1/35 (f)	108	108
4.115% 4/1/34 (f)	3,165	3,130
4.116% 1/1/35 (f)	4,612	4,642
4.122% 5/1/34 (f)	2,588	2,560
4.167% 1/1/35 (f)	525	516
4.25% 2/1/35 (f)	246	243
4.26% 5/1/35 (f)	254	253
4.266% 2/1/34 (f)	245	243
4.288% 12/1/33 (f)	220	218
4.295% 3/1/35 (f)	207	208
4.297% 3/1/33 (f)	118	116
4.304% 4/1/35 (f)	119	118
4.329% 1/1/35 (f)	2,089	2,061
4.343% 1/1/35 (f)	270	266
4.356% 2/1/34 (f)	489	486
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.391% 2/1/35 (f)	$ 385	$ 380
4.396% 10/1/33 (f)	1,124	1,104
4.413% 5/1/35 (f)	220	219
4.43% 5/1/35 (f)	674	672
4.434% 3/1/35 (f)	367	362
4.442% 5/1/35 (f)	3,559	3,537
4.452% 8/1/34 (f)	691	686
4.462% 8/1/35 (f)	3,797	3,807
4.481% 1/1/35 (f)	279	276
4.5% 4/1/18 to 9/1/31	14,797	14,058
4.506% 2/1/35 (f)	194	194
4.517% 2/1/35 (f)	107	107
4.526% 1/1/20 (f)	1,395	1,380
4.528% 7/1/35 (f)	789	782
4.569% 1/1/35 (f)	2,026	2,006
4.582% 4/1/33 (f)	1,045	1,047
4.602% 8/1/35 (f)	2,639	2,645
4.635% 1/1/35 (f)	1,242	1,232
4.638% 8/1/35 (f)	1,356	1,345
4.663% 8/1/35 (f)	1,131	1,124
4.682% 9/1/34 (f)	3,214	3,192
4.717% 7/1/34 (f)	645	642
4.72% 2/1/35 (f)	1,536	1,524
4.776% 12/1/34 (f)	227	226
4.777% 1/1/35 (f)	1,155	1,147
4.779% 12/1/35 (f)	1,178	1,166
4.841% 9/1/34 (f)	2,273	2,263
4.847% 10/1/34 (f)	2,185	2,177
4.853% 7/1/35 (f)	1,428	1,418
4.87% 1/1/35 (f)	802	800
4.9% 4/1/33 (f)	2,269	2,260
4.918% 8/1/34 (f)	2,218	2,211
4.925% 7/1/35 (f)	55	54
4.947% 3/1/35 (f)	1,207	1,202
5% 9/1/16 to 12/1/34 (d)	109,994	105,576
5% 9/1/37 (b)	4,000	3,804
5% 9/1/37 (b)	9,000	8,560
5% 9/1/37 (b)	10,000	9,511
5.045% 5/1/35 (f)	1,303	1,306
5.087% 2/1/35 (f)	1,597	1,594
5.115% 7/1/34 (f)	572	572
5.118% 8/1/34 (f)	1,449	1,448
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.123% 3/1/34 (f)	$ 3,974	$ 3,973
5.15% 1/1/37 (f)	1,443	1,440
5.163% 3/1/36 (f)	3,533	3,529
5.173% 6/1/35 (f)	931	935
5.22% 9/1/35 (f)	210	210
5.225% 11/1/32 (f)	641	641
5.261% 11/1/36 (f)	711	712
5.267% 8/1/34 (f)	2,088	2,059
5.271% 12/1/36 (f)	798	798
5.3% 7/1/35 (f)	931	912
5.31% 3/1/36 (f)	9,673	9,682
5.332% 1/1/36 (f)	2,654	2,657
5.351% 1/1/32 (f)	216	218
5.368% 6/1/36 (f)	2,093	2,090
5.387% 2/1/37 (f)	729	731
5.387% 3/1/37 (f)	5,264	5,280
5.388% 7/1/35 (f)	670	671
5.488% 2/1/37 (f)	4,307	4,322
5.5% 1/1/09 to 12/1/35 (c)	33,452	32,840
5.5% 9/1/22 (b)	26,000	25,866
5.5% 9/1/22 (b)	17,000	16,913
5.5% 9/18/22 (b)	2,000	1,990
5.5% 9/1/37 (b)	21,500	21,009
5.5% 9/1/37 (b)	6,000	5,863
5.5% 9/1/37 (b)	51,000	49,835
5.5% 9/1/37 (b)	34,000	33,223
5.5% 9/1/37 (b)	3,000	2,931
5.5% 9/13/37 (b)	20,000	19,543
5.5% 9/13/37 (b)	15,000	14,657
5.5% 9/13/37 (b)	7,000	6,834
5.547% 6/1/32 (f)	408	410
5.668% 6/1/36 (f)	1,939	1,951
5.681% 10/1/36 (f)	795	799
5.76% 4/1/36 (f)	1,585	1,597
5.76% 9/1/36 (f)	3,215	3,238
5.797% 3/1/36 (f)	3,958	3,993
5.798% 11/1/36 (f)	952	959
5.815% 1/1/36 (f)	683	687
5.815% 7/1/36 (f)	954	959
5.834% 5/1/36 (f)	4,739	4,785
5.844% 4/1/36 (f)	465	470
5.856% 12/1/35 (f)	3,065	3,071
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.861% 3/1/36 (f)	$ 2,074	$ 2,090
5.914% 3/1/36 (f)	2,015	2,035
5.94% 12/1/36 (f)	4,438	4,471
5.946% 5/1/36 (f)	1,910	1,931
5.948% 5/1/36 (f)	664	671
5.979% 9/1/36 (f)	1,123	1,134
6% 4/1/08 to 6/1/35 (c)	64,006	64,573
6% 9/1/22 (b)	39,000	39,417
6% 9/18/22 (b)	3,000	3,032
6% 9/1/37 (b)	1,000	1,000
6% 9/1/37 (b)	20,000	19,994
6% 9/1/37 (b)	35,000	34,989
6% 9/13/37 (b)	12,000	11,996
6% 9/13/37 (b)	2,000	1,999
6.022% 9/1/36 (f)	770	778
6.033% 4/1/36 (f)	7,179	7,263
6.033% 9/1/36 (f)	1,483	1,497
6.101% 3/1/37 (f)	1,054	1,068
6.108% 4/1/36 (f)	6,800	6,881
6.155% 4/1/36 (f)	1,142	1,158
6.197% 5/1/37 (f)	85	86
6.256% 6/1/36 (f)	177	179
6.27% 6/1/36 (f)	3,611	3,662
6.316% 10/1/36 (f)	11,691	11,841
6.339% 5/1/36 (f)	1,523	1,548
6.352% 8/1/36 (f)	1,869	1,897
6.359% 8/1/46 (f)	325	328
6.499% 12/1/36 (f)	207	210
6.5% 5/1/12 to 9/1/37 (c)	46,930	47,860
6.5% 9/1/37 (b)	51,000	51,782
6.54% 4/1/37 (f)	1,321	1,337
6.614% 12/1/36 (f)	465	470
7% 12/1/15 to 7/1/37	11,255	11,652
7.5% 8/1/22 to 5/1/37	18,724	19,489
8% 12/1/29 to 3/1/37	252	262
8.5% 1/1/16 to 7/1/31	310	335
9% 6/1/09 to 10/1/30	654	713
9.5% 11/1/09 to 8/1/22	118	130
11% 8/1/10	42	44
12.25% 5/1/15	22	25
12.5% 8/1/15 to 3/1/16	27	31
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
12.75% 2/1/15	$ 4	$ 5
13.5% 9/1/14	4	5
		892,506
Freddie Mac - 27.0%
0% 3/1/34 (f)	3,817	3,818
3.753% 10/1/33 (f)	2,789	2,742
3.914% 6/1/34 (f)	417	410
4.081% 6/1/33 (f)	3,310	3,283
4.178% 1/1/35 (f)	3,763	3,723
4.234% 3/1/34 (f)	2,028	2,003
4.289% 3/1/35 (f)	276	277
4.307% 12/1/34 (f)	343	338
4.423% 3/1/35 (f)	345	339
4.423% 6/1/35 (f)	444	440
4.426% 2/1/34 (f)	286	283
4.455% 3/1/35 (f)	361	355
4.5% 9/1/18	3,080	2,972
4.539% 2/1/35 (f)	606	597
4.789% 2/1/36 (f)	338	333
4.819% 3/1/35 (f)	610	605
4.902% 5/1/34 (f)	47	48
4.99% 4/1/35 (f)	1,502	1,504
5% 6/1/18 to 9/1/35	33,426	31,926
5% 9/1/37 (b)	25,000	23,785
5% 9/1/37 (b)	17,000	16,151
5.021% 4/1/35 (f)	141	139
5.275% 11/1/35 (f)	1,347	1,343
5.5% 6/1/09 to 9/1/35	34,477	33,981
5.5% 9/1/37 (b)	41,000	40,059
5.5% 9/1/37 (b)	46,000	44,944
5.5% 9/1/37 (b)	34,000	33,219
5.5% 9/1/37 (b)	18,000	17,587
5.553% 4/1/37 (f)	759	761
5.666% 1/1/37 (f)	2,553	2,561
5.779% 3/1/37 (f)	2,542	2,554
5.787% 10/1/35 (f)	323	325
5.809% 4/1/37 (f)	2,390	2,403
5.828% 6/1/37 (f)	1,940	1,951
5.833% 5/1/37 (f)	770	774
5.909% 11/1/31 (f)	155	155
6% 5/1/16 to 9/1/36	16,497	16,633
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
6% 9/1/37 (b)	$ 25,000	$ 24,993
6.015% 6/1/36 (f)	764	770
6.027% 4/1/37 (f)	2,595	2,615
6.142% 4/1/37 (f)	898	903
6.168% 10/1/36 (f)	165	167
6.221% 5/1/36 (f)	631	638
6.271% 9/1/36 (f)	3,473	3,511
6.282% 3/1/36 (f)	3,577	3,600
6.362% 7/1/36 (f)	893	904
6.374% 12/1/36 (f)	1,901	1,924
6.416% 6/1/37 (f)	170	172
6.458% 10/1/36 (f)	4,793	4,859
6.5% 4/1/11 to 3/1/37	28,133	28,705
6.534% 2/1/37 (f)	15,670	15,874
6.599% 10/1/36 (f)	6,625	6,713
6.614% 12/1/36 (f)	4,811	4,884
6.631% 7/1/36 (f)	3,534	3,595
6.725% 8/1/37 (f)	1,327	1,349
6.744% 10/1/36 (f)	2,199	2,228
6.747% 1/1/37 (f)	3,073	3,124
6.748% 9/1/36 (f)	9,141	9,290
6.758% 6/1/36 (f)	660	669
6.853% 10/1/36 (f)	3,042	3,095
7% 6/1/21 to 5/1/37	9,902	10,179
7.226% 2/1/37 (f)	445	457
7.5% 2/1/08 to 4/1/37	13,765	14,499
7.581% 4/1/37 (f)	180	185
7.659% 8/1/36 (f)	40	41
8% 11/1/16 to 1/1/37	421	436
8.5% 7/1/09 to 9/1/20	62	65
9% 3/1/09 to 5/1/21	321	346
10% 1/1/09 to 5/1/19	70	76
10.5% 8/1/10 to 2/1/16	8	8
12.5% 5/1/12 to 12/1/14	57	63
13% 12/1/13 to 6/1/15	101	114
		446,372
Government National Mortgage Association - 1.1%
6.5% 5/15/28 to 7/15/36	9,387	9,608
7% 2/15/24 to 7/15/32	4,274	4,436
7.5% 9/15/16 to 4/15/32	1,501	1,584
8% 11/15/07 to 12/15/25	561	598
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Government National Mortgage Association - continued
8.5% 8/15/16 to 10/15/28	$ 869	$ 945
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	71	81
13.5% 7/15/11	4	4
		17,258
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,356,052)		1,356,136
Asset-Backed Securities - 6.1%

ACE Securities Corp. Home Equity Loan Trust:
Series 2005-HE6 Class A2B, 5.705% 10/25/35 (f)	1,034	1,031
Series 2006-HE2 Class M2, 5.825% 5/25/36 (f)	565	404
Series 2006-HE3 Class A2A, 5.555% 6/25/36 (f)	558	556
Series 2007-HE1 Class A2C, 5.675% 1/25/37 (f)	5,000	4,765
Ameriquest Mortgage Securities, Inc.:
Series 2005-R10 Class A2B, 5.725% 12/25/35 (f)	844	833
Series 2006-M3 Class A2A, 5.555% 10/25/36 (f)	973	963
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AQ2 Class M7, 7.155% 9/25/35 (f)	1,965	1,199
Series 2005-FR1 Class M1, 6.005% 6/25/35 (f)	600	530
Series 2007-AQ1 Class A1, 5.615% 11/25/36 (f)	1,232	1,200
Series 2007-HE3 Class 1A1, 5.625% 4/25/37 (f)	1,005	999
Capital Auto Receivables Asset Trust Series 2007-SN1 Class D, 6.05% 1/17/12	970	971
Citigroup Mortgage Loan Trust:
Series 2006-HE2 Class A2A, 5.37% 8/26/36 (f)	298	297
Series 2006-NC2:
Class A2A, 5.36% 9/25/36 (f)	364	362
Class A2B, 5.48% 9/25/36 (f)	685	644
Countrywide Asset-Backed Certificates Trust :
Series 2007-4 Class A1A, 5.625% 9/25/37 (f)	1,359	1,351
Series 2007-BC2 Class 2A1, 5.595% 6/25/37 (f)	1,158	1,150
Countrywide Home Loans, Inc. Series 2005-14 Class M4, 6.235% 4/25/36 (f)	3,950	2,542
Credit-Based Asset Servicing & Securitization Trust Series 2006-CB7 Class A2, 5.565% 10/25/36 (f)	670	663
First Franklin Mortgage Loan Trust:
Series 2005-FF12 Class A2A, 5.595% 11/25/36 (f)	252	251
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
First Franklin Mortgage Loan Trust: - continued
Series 2006-FF5 Class 2A2, 5.615% 4/25/36 (f)	$ 640	$ 631
Ford Credit Auto Owner Trust:
Series 2006-C Class D, 6.89% 5/15/13 (a)	715	711
Series 2007-A Class D, 7.05% 12/15/13 (a)	350	333
Fremont Home Loan Trust:
Series 2006-1 Class M1, 5.825% 4/25/36 (f)	485	396
Series 2006-3 Class 2A1, 5.575% 2/25/37 (f)	84	80
Series 2006-E Class M1, 5.765% 1/25/37 (f)	5,000	3,709
GSAMP Trust:
Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	325	163
Series 2004-AR2 Class B1, 7.405% 8/25/34 (f)	1,384	1,275
Series 2006-HE5 Class A2C, 5.655% 8/25/36 (f)	1,000	917
Helios Finance L.P. Series 2007-S1 Class B1, 6.02% 10/20/14 (a)(f)	2,325	2,245
Holmes Master Issuer PLC Series 2006-1A:
Class 1C, 5.6% 7/15/40 (a)(f)	940	940
Class 2C, 5.75% 7/15/40 (a)(f)	490	490
Home Equity Asset Trust Series 2006-8 Class 2A1, 5.555% 3/25/37 (f)	103	102
Home Equity Loan Trust Series 2007-FRE1 Class M1, 6.005% 4/25/37 (d)(f)	4,435	3,388
JPMorgan Mortgage Acquisition Trust Series 2006-WF1:
Class A1A, 5.6% 7/25/36	308	307
Class A1B, 5.605% 7/25/36 (f)	1,026	1,022
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,455
Long Beach Mortgage Loan Trust:
Series 2003-3 Class M1, 6.255% 7/25/33 (f)	3,741	3,163
Series 2005-WL1 Class M2, 6.055% 6/25/35 (f)	1,125	1,026
Series 2006-1 Class 2A2, 5.645% 2/25/36 (f)	590	586
Series 2006-8 Class 2A1, 5.545% 9/25/36 (f)	815	808
Series 2006-9 Class M10, 8.005% 11/25/36 (f)	2,721	544
Luminent Mortgage Trust Series 2006-3 Class 12A1, 5.715% 5/25/36 (f)	2,576	2,521
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 5.715% 5/25/47 (f)	1,000	977
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR1 Class A1, 5.675% 2/25/37 (f)	4,523	4,386
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Morgan Stanley ABS Capital I Trust:
Series 2006-HE3 Class A2C, 5.665% 4/25/36 (f)	$ 5,000	$ 4,826
Series 2006-HE6 Class A2A, 5.545% 9/25/36 (f)	2,568	2,547
Series 2006-NC1 Class A2, 5.645% 12/25/35 (f)	940	936
Series 2007-HE2 Class A2A, 5.545% 1/25/37 (f)	154	152
Series 2007-HE4 Class A2A, 5.615% 2/25/37 (f)	145	143
Series 2007-NC3 Class A2A, 5.565% 5/25/37 (f)	65	65
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 5.605% 4/25/37 (f)	1,265	1,258
National Collegiate Student Loan Trust:
Series 2006-4 Class AIO, 6.35% 2/27/12 (h)	4,205	1,036
Series 2007-1 Class A, 7.27% 4/25/12 (h)	6,370	1,879
Series 2007-2 Class AIO, 6.7% 7/25/12 (h)	4,540	1,278
New Century Home Equity Loan Trust Series 2006-1 Class M2, 5.865% 5/25/36 (f)	500	401
Newcastle CDO VIII Series 2006-8A Class 4, 5.92% 11/1/52 (a)(f)	5,000	4,275
Nomura Home Equity Loan Trust:
Series 2006-AF1 Class A1, 6.032% 10/25/36	391	390
Series 2006-HE1 Class A1, 5.585% 2/25/36 (f)	53	53
Series 2007-2 Class 2A3, 5.695% 2/25/37 (f)	5,000	4,764
NovaStar Home Equity Loan Trust Series 2006-2 Class A2A, 5.555% 6/25/36 (f)	127	127
Ocala Funding LLC Series 2006-1A Class A, 6.72% 3/20/11 (a)(f)	2,100	1,809
Option One Mortgage Loan Trust Series 2007-5 Class 2A1, 5.595% 5/25/37 (f)	443	441
Ownit Mortgage Loan Asset-Backed Certificates Series 2006-2 Class A2A, 5.585% 1/25/37 (f)	463	460
Ownit Mortgage Loan Trust Series 2006-6 Class A2A, 5.565% 9/25/37 (f)	989	975
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (a)	985	983
Class C, 5.77% 5/25/10 (a)	915	909
Popular ABS Mortgage Trust pass-thru certificates Series 2005-6 Class A1, 5.5% 1/25/36	253	252
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	567	543
Securitized Asset Backed Receivables LLC Trust Series 2005-FR4 Class B3, 7.225% 1/25/36 (f)	500	363
Structured Asset Securities Corp. Series 2005-NC2 Class M3, 5.935% 5/25/35 (f)	1,995	1,887
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-BC2 Class M1, 5.745% 3/25/37 (f)	$ 1,000	$ 779
Series 2007-OSI Class A2, 5.595% 6/25/37 (f)	1,576	1,565
WaMu Asset Holdings Corp.:
Series 2006-5 Class N1, 5.926% 7/25/46 (a)	1,148	574
Series 2006-7 Class N1, 5.926% 10/25/46 (a)	912	456
Series 2006-8 Class N1, 6.048% 10/25/46 (a)	1,160	580
WaMu Asset-Backed Certificates Series 2006-HE5:
Class B1, 8.005% 10/25/36 (a)(f)	1,005	201
Class M9, 8.005% 10/25/36 (f)	1,515	392
Wells Fargo Home Equity Trust Series 2007-2 Class A1, 5.595% 4/25/37 (f)	1,535	1,524
TOTAL ASSET-BACKED SECURITIES (Cost $112,135)		99,709
Collateralized Mortgage Obligations - 22.1%

Private Sponsor - 13.3%
American Home Mortgage Investment Trust floater Series 2004-2 Class 4A5, 4.55% 2/25/44 (d)(f)	6,360	6,277
Arkle Master Issuer PLC floater:
Series 2006-1A:
Class 1C, 5.77% 2/17/52 (a)(f)	745	745
Class 3C, 5.91% 2/17/52 (a)(f)	455	455
Series 2006-2A:
Class 1C, 5.76% 2/17/52 (a)(f)	705	704
Class 2C, 5.9% 2/17/52 (a)(f)	2,250	2,211
Series 2007-1A Class 1C, 5.78% 2/17/52 (a)(f)	2,860	2,860
Banc of America Mortgage Securities, Inc.:
Series 2003-I Class 2A6, 4.1499% 10/25/33 (d)(f)	15,000	14,728
Series 2003-J Class 2A2, 4.3919% 11/25/33 (f)	963	948
Series 2004-1 Class 2A2, 4.6856% 10/25/34 (f)	2,180	2,142
Series 2004-A:
Class 2A1, 3.5523% 2/25/34 (f)	569	553
Class 2A2, 4.1033% 2/25/34 (f)	2,457	2,402
Series 2004-D Class 2A1, 3.6156% 5/25/34 (f)	274	266
Series 2004-J Class 2A1, 4.7685% 11/25/34 (f)	1,076	1,056
Series 2005-D Class 2A7, 4.7749% 5/25/35 (f)	970	945
Series 2005-H:
Class 1A1, 4.9226% 9/25/35 (f)	299	296
Class 2A2, 4.8021% 9/25/35 (f)	307	299
Series 2005-J Class 2A5, 5.0858% 11/25/35 (f)	3,435	3,375
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10 Class 11A1, 4.2907% 1/25/35 (f)	$ 1,997	$ 1,989
Chase Mortgage Finance Trust:
Series 2007-A1:
Class 1A5, 4.3588% 2/25/37 (f)	180	178
Class 5A1, 4.1708% 2/25/37 (f)	1,501	1,465
Series 2007-A2:
Class 2A1, 4.243% 7/25/37 (f)	846	833
Class 3A1, 4.566% 7/25/37 (f)	6,190	6,080
Citigroup Mortgage Loan Trust: Series 2004-UST1:
Class A3, 4.2265% 8/25/34 (f)	3,785	3,729
Class A4, 4.4069% 8/25/34 (f)	2,587	2,534
Series 2006-AR7 Class 1A1, 6.705% 11/25/36 (f)	204	204
Countrywide Home Loans pass-thru certificates Series 2007-HY3 Class 1A1, 5.6832% 6/25/47 (f)	3,472	3,454
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	868	866
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.905% 3/25/35 (d)(f)	210	208
Credit Suisse First Boston Mortgage Acceptance Corp. sequential payer Series 2003-1 Class 3A8, 6% 1/25/33	761	760
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5795% 1/28/32 (a)(f)	300	264
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 5.1102% 10/25/34 (f)	2,974	2,932
Fosse Master Issuer PLC floater Series 2006-1A Class C2, 5.83% 10/18/54 (a)(f)	770	769
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 5.98% 11/20/56 (a)(f)	1,910	1,862
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.82% 10/11/41 (a)(f)	2,520	2,471
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 6.01% 12/20/54 (f)	3,290	3,265
Series 2005-4 Class C2, 6.06% 12/20/54 (f)	1,300	1,298
Series 2006-1A Class C2, 6.11% 12/20/54 (a)(f)	2,860	2,832
Series 2006-2 Class C1, 5.83% 12/20/54 (f)	155	146
Series 2007-1:
Class 1C1, 5.66% 12/20/54 (f)	940	926
Class 2C1, 5.79% 12/20/54 (f)	500	480
Series 2007-2 Class 2C1, 5.79% 12/17/54 (f)	1,355	1,354
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
GSR Mortgage Loan Trust:
Series 2005-AR4 Class 3A5, 4.7579% 7/25/35 (f)	$ 920	$ 920
Series 2006-AR2 Class 4A1, 5.8537% 4/25/36 (f)	3,665	3,619
Series 2007-AR2 Class 2A1, 4.8399% 4/25/35 (f)	1,116	1,093
Holmes Financing No. 6 PLC floater Series 2006 Class 4C, 6.91% 7/15/40 (f)	765	765
Holmes Master Issuer PLC:
floater:
Series 2007-1 Class 1C1, 5.64% 7/15/40 (a)(f)	2,325	2,307
Series 2007-2A Class 2C1, 5.77% 7/15/21 (f)	1,160	1,160
Series 2007-1 Class 2C1, 5.78% 7/15/40 (f)	640	616
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A1, 5.32% 6/12/47 (f)	969	966
JPMorgan Mortgage Trust:
sequential payer:
Series 2006-A3 Class 3A3, 5.7456% 5/25/36 (f)	4,525	4,502
Series 2006-A4 Class 1A3, 5.8257% 6/25/36 (f)	1,680	1,655
Series 2006-A2 Class 5A1, 3.7552% 11/25/33 (f)	13,961	13,760
Series 2006-A3 Class 6A1, 3.7702% 8/25/34 (f)	1,571	1,526
Series 2006-A4 Class 1A1, 5.8257% 6/25/36 (f)	297	295
Series 2007-A1:
Class 3A2, 5.0072% 7/25/35 (f)	4,598	4,528
Class 7A3, 5.3007% 7/25/35 (f)	6,920	6,816
MASTR Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	3,487	3,547
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 6.1113% 6/15/22 (a)(f)	18,000	18,145
Merrill Lynch Mortgage Investors Trust:
Series 2004-A4 Class A1, 4.2273% 8/25/34 (f)	2,815	2,745
Series 2006-A6 Class A4, 4.1758% 10/25/33 (f)	4,342	4,267
Morgan Stanley Mortgage Loan Trust sequential payer Series 2006-8AR Class 5A3, 5.4264% 6/25/36 (f)	2,365	2,344
Permanent Financing (No. 8) PLC floater:
Class 2C, 5.76% 6/10/42 (f)	1,580	1,569
Class 3C, 5.88% 6/10/42 (f)	610	597
Permanent Master Issuer PLC floater Series 2006-1 Class 1C, 5.56% 7/17/42 (f)	1,500	1,508
Residential Asset Mortgage Products, Inc. sequential payer:
Series 2003-SL1 Class A31, 7.125% 4/25/31	876	884
Series 2004-SL2 Class A1, 6.5% 10/25/16	175	177
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Residential Funding Mortgage Securities I, Inc. Series 2004-SA1 Class A2, 4.2922% 7/25/34 (f)	$ 2,260	$ 2,214
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	733	710
Securitized Asset Backed Receivables LLC Trust floater Series 2006-FR3 Class A1, 5.555% 5/25/36 (f)	138	138
Structured Asset Securities Corp.:
floater Series 2006-BC5 Class B, 8.005% 12/25/36 (a)(f)	795	283
Series 2003-15A Class 4A, 5.4207% 4/25/33 (f)	1,837	1,797
Series 2003-20 Class 1A1, 5.5% 7/25/33	1,293	1,256
WaMu Mortgage pass-thru certificates:
sequential payer Series 2002-S6 Class A25, 6% 10/25/32	539	538
Series 2003-AR10 Class A7, 4.0575% 10/25/33 (f)	8,250	8,051
Series 2004-AR7 Class A6, 3.941% 7/25/34 (f)	395	382
Series 2005-AR16 Class 1A3, 5.1042% 12/25/35 (f)	2,065	2,027
Series 2006-AR10 Class 1A4, 5.9506% 9/25/36 (f)	5,370	5,416
WaMu Mortgage Securities Corp. pass-thru certificates:
Series 2004-RA3 Class 2A, 6.3991% 8/25/38 (f)	13,868	13,968
Series 2005-AR3 Class A2, 4.6374% 3/25/35 (f)	4,097	4,001
Wells Fargo Mortgage Backed Securities Trust:
sequential payer Series 2006-AR13 Class A4, 5.7598% 9/25/36 (f)	1,720	1,724
Series 2004-W:
Class A1, 4.5638% 11/25/34 (f)	1,985	1,943
Class A9, 4.5638% 11/25/34 (f)	3,490	3,406
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (f)	233	228
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (f)	460	451
Series 2006-AR8:
Class 2A6, 5.2401% 4/25/36 (f)	4,865	4,776
Class 3A1, 5.2377% 4/25/36 (f)	4,272	4,220
TOTAL PRIVATE SPONSOR		219,001
U.S. Government Agency - 8.8%
Fannie Mae:
planned amortization class:
Series 1994-23:
Class PX, 6% 8/25/23	3,152	3,171
Class PZ, 6% 2/25/24	2,456	2,495
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
planned amortization class:
Series 1999-15 Class PC, 6% 9/25/18	$ 1,733	$ 1,739
Series 2006-105 Class MD, 5.5% 6/25/35	1,145	1,119
Series 1993-165 Class SH, 4.1544% 9/25/23 (f)	200	194
Series 1999-17 Class PG, 6% 4/25/29	6,799	6,913
Series 2003-22 6% 4/25/33 (h)	5,079	1,183
Series 2003-26 Class KI, 5% 12/25/15 (h)	2,835	218
Series 2003-39 Class IA, 5.5% 10/25/22 (f)(h)	2,385	398
Series 2006-48 Class LF, 0% 8/25/34 (f)	390	389
Fannie Mae STRIP:
Series 339 Class 29, 5.5% 7/1/18 (h)	2,505	395
Series 348 Class 14, 6.5% 8/1/34 (h)	1,089	249
Series 351:
Class 12, 5.5% 4/1/34 (h)	789	183
Class 13, 6% 3/1/34 (h)	1,036	249
Series 359, Class 19 6% 7/1/35 (h)	1,024	238
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 1999-32 Class PL, 6% 7/25/29	4,751	4,828
Series 2001-52 Class YZ, 6.5% 10/25/31	244	250
Series 2001-63 Class TC, 6% 12/25/31	4,065	4,095
Series 2001-72 Class NZ, 6% 12/25/31	1,093	1,087
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,073
Series 2005-14 Class ME, 5% 10/25/33	1,785	1,697
Series 2005-39 Class TE, 5% 5/25/35	1,120	1,033
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,916
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	5,905	5,983
Series 2001-31 Class ZC, 6.5% 7/25/31	1,797	1,843
Series 2002-34 Class Z, 6% 4/25/32	7,176	7,187
Series 2003-80 Class CG, 6% 4/25/30	801	811
Series 2005-41 Class LA, 5.5% 5/25/35	3,347	3,340
Series 1999-33 Class PK, 6% 7/25/29	3,140	3,188
Series 2001-63 Class PG, 6% 12/25/31	2,436	2,467
Series 2001-74 Class QE, 6% 12/25/31	2,318	2,347
Series 2003-21 Class SK, 2.595% 3/25/33 (f)(h)	1,028	98
Series 2003-3 Class HS, 2.145% 9/25/16 (f)(h)	83	4
Series 2003-35:
Class BS, 1.495% 4/25/17 (f)(h)	828	34
Class TQ, 1.995% 5/25/18 (f)(h)	985	75
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
Series 2003-42:
Class HS, 1.595% 12/25/17 (f)(h)	$ 9,186	$ 492
Class SJ, 1.545% 11/25/22 (f)(h)	1,192	70
Series 2003-48 Class HI, 5% 11/25/17 (h)	3,370	431
Series 2004-54 Class SW, 0.495% 6/25/33 (f)(h)	4,605	144
Series 2005-14 Class SE, 0.545% 3/25/35 (f)(h)	5,303	187
Series 2006-4 Class IT, 6% 10/25/35 (h)	566	130
Series 2007-36:
Class GO, 4/25/37 (i)	624	478
Class PO, 4/25/37 (i)	1,114	850
Class SB, 1.095% 4/25/37 (f)(h)	14,573	823
Class SG, 1.095% 4/25/37 (f)(h)	8,093	418
Series 2007-57 Class SA, 7.59% 6/25/37 (f)	6,516	7,017
Series 2007-66:
Class SA, 6.57% 7/25/37 (f)	3,810	4,190
Class SB, 6.57% 7/25/37 (f)	1,193	1,326
Freddie Mac:
floater Series 3318:
Class CY, 0% 11/15/36 (f)	255	284
Class GY, 0% 5/15/37 (f)	279	306
planned amortization class:
Series 2095 Class PE, 6% 11/15/28 (d)	5,968	6,062
Series 2104 Class PG, 6% 12/15/28	1,818	1,851
Series 70 Class C, 9% 9/15/20	132	139
sequential payer Series 2114 Class ZM, 6% 1/15/29	874	888
Series 3030 Class SL, 0.4888% 9/15/35 (f)(h)	12,069	390
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28 (d)	1,406	1,438
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2958 Class TF, 0% 4/15/35 (f)	538	521
Series 3129 Class MF, 0% 7/15/34 (f)	409	406
Series 3222 Class HF, 0% 9/15/36 (f)	635	632
planned amortization class:
Series 2121 Class MG, 6% 2/15/29	2,399	2,442
Series 2137 Class PG, 6% 3/15/29	2,359	2,400
Series 2154 Class PT, 6% 5/15/29	3,370	3,433
Series 2435 Class VG, 6% 2/15/13	863	874
Series 2585 Class KS, 1.9888% 3/15/23 (f)(h)	587	50
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class:
Series 2590 Class YR, 5.5% 9/15/32 (h)	$ 135	$ 41
Series 2802 Class OB, 6% 5/15/34	3,375	3,410
Series 2810 Class PD, 6% 6/15/33	2,540	2,576
Series 3077 Class TO, 4/15/35 (i)	4,717	3,434
sequential payer:
Series 2135 Class JE, 6% 3/15/29	2,771	2,812
Series 2274 Class ZM, 6.5% 1/15/31	924	953
Series 2281 Class ZB, 6% 3/15/30	1,159	1,168
Series 2388 Class ZA, 6% 12/15/31	5,791	5,797
Series 2502 Class ZC, 6% 9/15/32	1,550	1,535
Series 2564 Class ES, 1.9888% 2/15/22 (f)(h)	1,083	60
Series 2575 Class ID, 5.5% 8/15/22 (h)	167	27
Series 2750 Class ZT, 5% 2/15/34	2,584	2,232
Series 2817 Class SD, 1.4388% 7/15/30 (f)(h)	1,753	94
Series 2902 Class LZ, 5.5% 9/15/31	7,565	7,419
Series 3097 Class IA, 5.5% 3/15/33 (h)	4,420	881
Series 1658 Class GZ, 7% 1/15/24	2,791	2,908
Series 2587 Class IM, 6.5% 3/15/33 (h)	1,711	411
Series 2957 Class SW, 0.3888% 4/15/35 (f)(h)	7,182	222
Series 3002 Class SN, 0.8888% 7/15/35 (f)(h)	7,157	339
Ginnie Mae guaranteed REMIC pass-thru securities:
Series 2003-11 Class S, 0.9613% 2/16/33 (f)(h)	5,782	261
Series 2004-32 Class GS, 0.9113% 5/16/34 (f)(h)	1,710	74
TOTAL U.S. GOVERNMENT AGENCY		145,815
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $365,547)		364,816
Commercial Mortgage Securities - 5.1%

Asset Securitization Corp. Series 1997-D5:
Class A-6, 7.1243% 2/14/43 (f)	8,300	9,050
Class PS1, 1.4448% 2/14/43 (f)(h)	25,689	934
Banc of America Commercial Mortgage Trust sequential payer Series 2007-2 Class A1, 5.421% 1/10/12	1,402	1,402
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	689
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Banc of America Commercial Mortgage, Inc. Series 2003-2: - continued
Class HSB, 4.954% 3/11/41 (a)	$ 895	$ 829
Class HSC, 4.954% 3/11/41 (a)	895	825
Class HSD, 4.954% 3/11/41 (a)	895	813
Class HSE, 4.954% 3/11/41 (a)	2,290	2,150
Bayview Commercial Asset Trust floater:
Series 2006-3A:
Class B1, 6.305% 10/25/36 (a)(f)	305	282
Class B2, 6.855% 10/25/36 (a)(f)	199	181
Class B3, 8.105% 10/25/36 (a)(f)	356	321
Class M4, 5.935% 10/25/36 (a)(f)	305	289
Class M5, 5.985% 10/25/36 (a)(f)	388	366
Class M6, 6.065% 10/25/36 (a)(f)	754	706
Series 2006-4A:
Class B1, 6.205% 12/25/36 (a)(f)	122	105
Class B2, 6.755% 12/25/36 (a)(f)	117	106
Class B3, 7.955% 12/25/36 (a)(f)	215	206
Series 2007-1:
Class B1, 6.175% 3/25/37 (a)(f)	174	160
Class B2, 6.655% 3/25/37 (a)(f)	127	115
Class B3, 8.855% 3/25/37 (a)(f)	362	332
Class M1, 5.775% 3/25/37 (a)(f)	146	141
Class M2, 5.795% 3/25/37 (a)(f)	113	109
Class M3, 5.825% 3/27/37 (a)(f)	99	95
Class M4, 5.875% 3/25/37 (a)(f)	75	71
Class M5, 5.925% 3/25/37 (a)(f)	122	115
Class M6, 6.005% 3/25/37 (a)(f)	174	163
Series 2007-2A:
Class B1, 7.105% 7/25/37 (a)(f)	129	123
Class B2, 7.755% 7/25/37 (a)(f)	109	103
Class B3, 8.855% 7/25/37 (a)(f)	124	115
Class M4, 6.155% 7/25/37 (a)(f)	158	151
Class M5, 6.255% 7/25/37 (a)(f)	143	137
Class M6, 6.505% 7/25/37 (a)(f)	178	170
Series 2007-3:
Class B1, 6.455% 7/25/37 (a)(f)	126	124
Class B2, 7.105% 7/25/37 (a)(f)	330	325
Class B3, 9.505% 7/25/37 (a)(f)	170	167
Class M1, 5.815% 7/25/37 (a)(f)	112	111
Class M2, 5.845% 7/25/37 (a)(f)	116	116
Class M3, 5.875% 7/25/37 (a)(f)	189	188
Class M4, 6.005% 7/25/37 (a)(f)	301	298
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M5, 6.105% 7/25/37 (a)(f)	$ 150	$ 149
Class M6, 6.305% 7/25/37 (a)(f)	116	115
Series 2007-4A:
Class B1, 8.055% 9/25/37 (a)(f)	149	149
Class B2, 8.955% 9/25/37 (a)(f)	552	552
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2007-T26 Class A1, 5.145% 1/12/45 (f)	2,671	2,651
Series 2007-PW15 Class A1, 5.016% 2/11/44	1,270	1,258
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.973% 5/15/35 (a)(f)(h)	30,507	1,520
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,161
Class F, 7.734% 1/15/32	600	627
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (f)	1,133	1,121
COMM Series 2006-C8 Class A1, 5.11% 12/10/46	2,062	2,047
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A1, 5.664% 6/15/39 (f)	818	819
Series 2007-C2 Class A1, 5.269% 1/15/49	743	739
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2006-TF2A:
Class A2, 7.1113% 7/15/19 (a)(f)	1,649	1,620
Class SHDC, 6.6113% 7/15/19 (a)(f)	787	775
Series 2006-TFL2 Class SHDD, 6.9613% 7/15/19 (a)(f)	444	439
Credit Suisse Mortgage Capital Certificates sequential payer Series 2007-C1 Class A1, 5.227% 2/15/40	922	917
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A1, 5.233% 3/10/39	1,188	1,182
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class C, 5.65% 3/1/20 (a)(f)	780	764
Class D, 5.7% 3/1/20 (a)(f)	235	230
Class E, 5.77% 3/1/20 (a)(f)	390	382
Class F, 5.81% 3/1/20 (a)(f)	195	191
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
GS Mortgage Securities Corp. II: - continued
floater Series 2007-EOP:
Class G, 5.85% 3/1/20 (a)(f)	$ 95	$ 93
Class H, 5.98% 3/1/20 (a)(f)	160	156
Class J:
6.18% 3/1/20 (a)(f)	230	224
6.38% 3/1/20 (a)(f)	160	156
Series 1998-GLII Class E, 6.9707% 4/13/31 (f)	390	393
GS Mortgage Securities Trust Series 2007-GG10 Class A1, 5.69% 8/10/45	1,158	1,165
Host Marriott Pool Trust sequential payer Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	815
JPMorgan Chase Commercial Mortgage Securities Trust: Series 2005-CB13 Class E, 5.3641% 1/12/43 (a)(f)	2,770	2,431
Series 2007-LDP10 Class A1, 5.122% 5/15/49	850	844
LB Commercial Mortgage Trust Series 2007-C3:
Class F, 6.1339% 7/15/44 (f)	1,000	957
Class G, 6.1339% 7/15/44 (a)(f)	1,765	1,599
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C3 Class A1, 5.478% 3/15/39	1,026	1,027
Series 2006-C6 Class A1, 5.23% 9/15/39	1,087	1,083
Series 2006-C7 Class A1, 5.279% 11/15/38	492	491
Series 2007-C1 Class A1, 5.391% 2/15/40 (f)	765	764
Series 2004-C2 Class XCP, 1.1169% 3/1/36 (a)(f)(h)	99,258	2,578
Series 2007-C1 Class XCP, 0.4593% 2/15/40 (f)(h)	15,300	393
Series 2007-C2 Class A1, 5.226% 2/15/40	618	616
Merrill Lynch/Countrywide Commercial Mortgage Trust sequential payer Series 2007-5 Class A1, 4.275% 12/12/11	675	659
ML-CFC Commercial Mortgage Trust Series 2007-6 Class A1, 5.175% 3/12/51	767	762
Morgan Stanley Capital I Trust sequential payer:
Series 2007-HQ11 Class A1, 5.246% 2/20/44 (f)	1,255	1,249
Series 2007-IQ13 Class A1, 5.05% 3/15/44	1,173	1,159
Series 2007-IQ14 Class A1, 5.38% 4/15/49	2,428	2,422
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,256
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C30:
Class A1, 5.031% 12/15/43	$ 1,151	$ 1,139
Class A5, 5.342% 12/15/43 (d)	10,000	9,712
WaMu Mortgage pass-thru certificates Series 2006-AR8 Class 2A2, 6.1342% 8/25/36 (f)	4,850	4,899
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $85,502)		84,133
Fixed-Income Funds - 19.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $340,645)	3,426,097	323,937
Cash Equivalents - 1.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (Cost $19,270)	$ 19,282	19,270
TOTAL INVESTMENT PORTFOLIO - 138.9% (Cost $2,323,997)		2,293,207
NET OTHER ASSETS - (38.9)%		(641,669)
NET ASSETS - 100%		$ 1,651,538
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Pay monthly a fixed rate of .15% multiplied by the notional amount and receive from Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	$ 2,400	576
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.5% and pay Goldman Sachs upon credit event of Merrill Lynch Mortgage Investors, Inc., par value of the notional amount of Merrill Lynch Mortgage Investors, Inc. Series 2006-HE5 Class B3, 7.32% 8/25/37

	Sept. 2037	$ 7,500	$ (5,210)
Receive from JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.405% 7/25/36, and pay monthly notional amount multiplied by 2.45%	August 2036	1,500	1,161
Receive monthly notional amount multiplied by 2.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 8.52% 9/25/34	Oct. 2034	1,400	(260)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Citibank upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	5,000	(1,400)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,000	(560)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,300	(645)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Merrill Lynch, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)

	August 2037	$ 3,000	$ (840)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	2,400	(672)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	August 2037	900	(252)
Receive monthly notional amount multiplied by 1.35% and pay Deutsche Bank upon credit event of Asset Backed Securities Corp. Home Equity Loan Trust, par value of the notional amount of Asset Backed Securities Corp. Home Equity Loan Trust Series 2006-HE5 Class M8, 6.32% 7/25/36	August 2036	5,000	(2,775)
Receive monthly notional amount multiplied by 1.45% and pay UBS upon credit event of ACE Securities Corp., par value of the notional amount of ACE Securities Corp. Series 2006-NC2 Class M9, 7.03% 7/25/36	August 2036	2,400	(1,911)
Receive monthly notional amount multiplied by 2.22% and pay JPMorgan Chase, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2005-HE3 Class B2, 6.87% 7/25/35	August 2035	1,000	(282)
Receive monthly notional amount multiplied by 2.37% and pay Bank of America upon credit event of JP Morgan Mortgage Acquisition Corp., par value of the notional amount of JP Morgan Mortgage Acquisition Corp. Series 2006-CW2 Class MV9, 7.1244% 8/25/36	Sept. 2036	1,400	(725)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.8% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.7768% 11/25/34

	Dec. 2034	$ 1,200	$ (333)
Receive monthly notional amount multiplied by 2.87% and pay Bank of America upon credit event of Morgan Stanley ABS Capital I, Inc. Trust, par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	1,498	(1,189)
Receive monthly notional amount multiplied by 3.05% and pay JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.13% 8/25/36	Sept. 2036	1,400	(1,058)
Receive monthly notional amount multiplied by 3.12% and pay Bank of America upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2006-B Class M9, 7.23% 8/25/36	Sept. 2036	1,400	(896)
Receive monthly notional amount multiplied by 3.6% and pay Goldman Sachs upon credit event of Nomura Home Equity Loan, Inc., par value of the notional amount of Nomura Home Equity Loan, Inc. Series 2006-HE3 Class M9, 7.17% 7/25/36	August 2036	7,500	(4,714)
Receive monthly notional amount multiplied by 3.7% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.22% 7/25/36	August 2036	7,500	(5,803)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.75% and pay Deutsche Bank upon credit event of Fieldstone Mortgage Investment Corp., par value of the notional amount of Fieldstone Mortgage Investment Corp. Series 2005-3 Class M9, 7.32% 2/25/36

	March 2036	$ 2,000	$ (748)
Receive monthly notional amount multiplied by 3.8% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-8 Class M9, 7.12% 9/25/36	Oct. 2036	7,500	(4,995)
TOTAL CREDIT DEFAULT SWAPS		70,198	(34,091)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.235% with Morgan Stanley, Inc.	March 2037	15,000	307
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.825% with Credit Suisse First Boston	July 2017	10,000	(467)
Receive semi-annually a fixed rate equal to 4.923% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	March 2010	25,000	302
Receive semi-annually a fixed rate equal to 4.931% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Dec. 2016	10,000	(212)
Receive semi-annually a fixed rate equal to 5.031% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2012	15,000	41
Receive semi-annually a fixed rate equal to 5.20% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	August 2012	40,000	409
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.38% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2017	$ 34,000	$ 395
Receive semi-annually a fixed rate equal to 5.55% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	July 2013	20,000	544
TOTAL INTEREST RATE SWAPS		169,000	1,319
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(88)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Lehman Brothers, Inc.	May 2008	15,000	201
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	May 2008	15,000	128
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	10,000	(1,096)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS AAA 8.5+ Index adjusted by a modified duration factor with Lehman Brothers, Inc.	March 2008	15,000	(87)
TOTAL TOTAL RETURN SWAPS		70,000	(942)
		$ 309,198	$ (33,714)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,233,000 or 5.5% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $37,738,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$19,270,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 445
Banc of America Securities LLC	6,825
Bank of America, NA	3,067
Bear Stearns & Co., Inc.	383
Citigroup Global Markets, Inc.	1,209
Credit Suisse Securities (USA) LLC	767
Greenwich Capital Markets, Inc.	383
HSBC Securities (USA), Inc.	767
ING Financial Markets LLC	1,533
Societe Generale, New York Branch	2,300
UBS Securities LLC	748
WestLB AG	843
$ 19,270
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 25,881

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 422,645	$ 333,901	$ 412,936	$ 323,937	2.6%
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information
At August 31, 2007, the fund had a capital loss carryforward of approximately $20,332,000 of which $2,470,000, $14,312,000 and $3,550,000 will expire on August 31, 2013, 2014 and 2015, respectively.
The fund intends to elect to defer to its fiscal year ending August 31, 2008 approximately $16,872,000 of losses recognized during the period November 1, 2006 to August 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $19,270) - See accompanying schedule: Unaffiliated issuers (cost $1,983,352)	$ 1,969,270
Fidelity Central Funds (cost $340,645)	323,937
Total Investments (cost $2,323,997)		$ 2,293,207
Commitment to sell securities on a delayed delivery basis	(52,659)
Receivable for securities sold on a delayed delivery basis	52,510	(149)
Cash		115
Receivable for investments sold Regular delivery		16,698
Delayed delivery		3,985
Receivable for swap agreements		133
Receivable for fund shares sold		573
Interest receivable		7,506
Distributions receivable from Fidelity Central Funds		1,772
Total assets		2,323,840

Liabilities
Payable for investments purchased Regular delivery	$ 2,942
Delayed delivery	631,938
Payable for fund shares redeemed	2,460
Distributions payable	508
Swap agreements, at value	33,714
Accrued management fee	440
Distribution fees payable	84
Other affiliated payables	216
Total liabilities		672,302

Net Assets		$ 1,651,538
Net Assets consist of:
Paid in capital		$ 1,754,751
Distributions in excess of net investment income		(3,794)
Accumulated undistributed net realized gain (loss) on investments		(36,539)
Net unrealized appreciation (depreciation) on investments		(62,880)
Net Assets		$ 1,651,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($54,001 ÷ 5,108.6 shares)	$ 10.57

Maximum offering price per share (100/96.00 of $10.57)	$ 11.01
Class T: Net Asset Value and redemption price per share ($68,423 ÷ 6,463.0 shares)	$ 10.59

Maximum offering price per share (100/96.00 of $10.59)	$ 11.03
Class B: Net Asset Value and offering price per share ($50,438 ÷ 4,772.1 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($22,700 ÷ 2,150.0 shares)A	$ 10.56

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,445,939 ÷ 136,526.8 shares)	$ 10.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,037 ÷ 950.2 shares)	$ 10.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2007

Investment Income
Interest		$ 74,908
Income from Fidelity Central Funds		25,881
Total income		100,789

Expenses
Management fee	$ 5,765
Transfer agent fees	2,127
Distribution fees	1,162
Fund wide operations fee	585
Independent trustees' compensation	6
Miscellaneous	5
Total expenses before reductions	9,650
Expense reductions	(8)	9,642
Net investment income		91,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,209)
Fidelity Central Funds	(1,751)
Swap agreements	(3,291)
Capital gain distributions from Fidelity Central Funds	78
Total net realized gain (loss)		(21,173)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,581)
Swap agreements	(32,636)
Delayed delivery commitments	(32)
Total change in net unrealized appreciation (depreciation)		(45,249)
Net gain (loss)		(66,422)
Net increase (decrease) in net assets resulting from operations		$ 24,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 91,147	$ 76,477	$ 80,564
Net realized gain (loss)	(21,173)	(19,322)	1,596
Change in net unrealized appreciation (depreciation)	(45,249)	15,324	(52,287)
Net increase (decrease) in net assets resulting from operations	24,725	72,479	29,873
Distributions to shareholders from net investment income	(90,807)	(76,044)	(83,034)
Distributions to shareholders from net realized gain	-	-	(10,450)
Total distributions	(90,807)	(76,044)	(93,484)
Share transactions - net increase (decrease)	(156,420)	(263,875)	288,375
Total increase (decrease) in net assets	(222,502)	(267,440)	224,764

Net Assets
Beginning of period	1,874,040	2,141,480	1,916,716
End of period (including distributions in excess of net investment income of $3,794, $3,000 and $2,371, respectively)	$ 1,651,538	$ 1,874,040	$ 2,141,480

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.521	.404	.408	.365	.282	.502
Net realized and unrealized gain (loss)	(.401)	(.021)	(.267)	.181	.112	.172
Total from investment operations	.120	.383	.141	.546	.394	.674
Distributions from net investment income	(.520)	(.403)	(.421)	(.366)	(.274)	(.534)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.520)	(.403)	(.481)	(.516)	(.354)	(.534)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26
Total Return B, C, D	1.04%	3.56%	1.26%	4.97%	3.56%	6.26%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of fee waivers, if any	.79%	.74% A	.82%	.86%	.81%	.84%
Expenses net of all reductions	.78%	.74% A	.82%	.86%	.81%	.84%
Net investment income	4.77%	4.44% A	3.65%	3.24%	2.51%	4.55%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 54	$ 50	$ 55	$ 69	$ 63
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income E	.519	.399	.400	.353	.270	.492
Net realized and unrealized gain (loss)	(.403)	(.012)	(.268)	.181	.101	.171
Total from investment operations	.116	.387	.132	.534	.371	.663
Distributions from net investment income	(.516)	(.397)	(.412)	(.354)	(.261)	(.523)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.516)	(.397)	(.472)	(.504)	(.341)	(.523)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28
Total Return B, C, D	1.01%	3.59%	1.18%	4.86%	3.34%	6.15%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of fee waivers, if any	.82%	.81% A	.89%	.96%	.93%	.94%
Expenses net of all reductions	.82%	.81% A	.89%	.96%	.93%	.94%
Net investment income	4.73%	4.37% A	3.57%	3.14%	2.39%	4.45%
Supplemental Data
Net assets, end of period (in millions)	$ 68	$ 89	$ 126	$ 131	$ 155	$ 195
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Income from Investment Operations
Net investment income E	.443	.336	.323	.278	.197	.421
Net realized and unrealized gain (loss)	(.401)	(.022)	(.257)	.172	.112	.171
Total from investment operations	.042	.314	.066	.450	.309	.592
Distributions from net investment income	(.442)	(.334)	(.336)	(.280)	(.189)	(.452)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.442)	(.334)	(.396)	(.430)	(.269)	(.452)
Net asset value, end of period	$ 10.57	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26
Total Return B, C, D	.32%	2.91%	.58%	4.08%	2.78%	5.48%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of fee waivers, if any	1.50%	1.50% A	1.58%	1.63%	1.57%	1.58%
Expenses net of all reductions	1.50%	1.50% A	1.58%	1.63%	1.57%	1.57%
Net investment income	4.05%	3.68% A	2.89%	2.48%	1.75%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$ 50	$ 74	$ 101	$ 134	$ 182	$ 176
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006 H	2005 J	2004 J	2003 J	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Income from Investment Operations
Net investment income E	.434	.328	.316	.273	.189	.413
Net realized and unrealized gain (loss)	(.401)	(.021)	(.257)	.172	.112	.173
Total from investment operations	.033	.307	.059	.445	.301	.586
Distributions from net investment income	(.433)	(.327)	(.329)	(.275)	(.181)	(.436)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.433)	(.327)	(.389)	(.425)	(.261)	(.436)
Net asset value, end of period	$ 10.56	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25
Total Return B, C, D	.25%	2.85%	.52%	4.04%	2.71%	5.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of fee waivers, if any	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Expenses net of all reductions	1.58%	1.57% A	1.64%	1.68%	1.64%	1.64%
Net investment income	3.97%	3.61% A	2.82%	2.42%	1.68%	3.75%
Supplemental Data
Net assets, end of period (in millions)	$ 23	$ 31	$ 41	$ 58	$ 99	$ 74
Portfolio turnover rate G	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Income from Investment Operations
Net investment income D	.559	.432	.438	.390	.306	.526
Net realized and unrealized gain (loss)	(.403)	(.023)	(.257)	.183	.102	.170
Total from investment operations	.156	.409	.181	.573	.408	.696
Distributions from net investment income	(.556)	(.429)	(.451)	(.393)	(.298)	(.556)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.556)	(.429)	(.511)	(.543)	(.378)	(.556)
Net asset value, end of period	$ 10.59	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28
Total Return B, C	1.38%	3.80%	1.61%	5.21%	3.68%	6.47%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of fee waivers, if any	.45%	.45% A	.55%	.62%	.60%	.63%
Expenses net of all reductions	.45%	.45% A	.55%	.62%	.60%	.63%
Net investment income	5.10%	4.73% A	3.91%	3.48%	2.72%	4.76%
Supplemental Data
Net assets, end of period (in millions)	$ 1,446	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 I	2004 I	2003 I	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Income from Investment Operations
Net investment income D	.548	.424	.432	.387	.302	.513
Net realized and unrealized gain (loss)	(.411)	(.011)	(.266)	.182	.112	.171
Total from investment operations	.137	.413	.166	.569	.414	.684
Distributions from net investment income	(.547)	(.423)	(.446)	(.389)	(.294)	(.544)
Distributions from net realized gain	-	-	(.060)	(.150)	(.080)	-
Total distributions	(.547)	(.423)	(.506)	(.539)	(.374)	(.544)
Net asset value, end of period	$ 10.56	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25
Total Return B, C	1.20%	3.85%	1.48%	5.19%	3.75%	6.36%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of fee waivers, if any	.53%	.52% A	.60%	.66%	.63%	.75%
Expenses net of all reductions	.53%	.52% A	.60%	.66%	.63%	.75%
Net investment income	5.02%	4.66% A	3.87%	3.45%	2.69%	4.65%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 13	$ 16	$ 12
Portfolio turnover rate F	409%	232% A	183%	204%	356%	231%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,312
Unrealized depreciation	(77,174)
Net unrealized appreciation (depreciation)	(64,862)
Capital loss carryforward	(20,332)

Cost for federal income tax purposes	$ 2,358,069

The tax character of distributions paid was as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Ordinary Income	$ 90,807	$ 76,044	$ 93,484

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $895,606 and $660,926, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Exchange-In-Kind. On April 27, 2007, the Fund purchased 40 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $3,924 by transferring securities of equal value, including accrued interest. This is considered taxable for federal income tax purposes, and the Fund recognized a loss of $10.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 102	$ 3
Class T	-%	.25%	204	-
Class B	.65%	.25%	577	417
Class C	.75%	.25%	279	24
			$ 1,162	$ 444

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A and Class T shares (4.75% for Class A and 3.50% for Class T prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to ..50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	5
Class B*	188
Class C*	2
$ 201

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 129.24
Class T	177.22
Class B	161.25
Class C	64.23
Fidelity Mortgage Securities Fund	1,575.10
Institutional Class	21.18
	$ 2,127

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fees by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2
Fidelity Mortgage Securities Fund	2
$ 4

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
From net investment income
Class A	$ 2,529	$ 1,927	$ 2,029
Class T	3,848	3,883	4,745
Class B	2,591	2,632	3,543
Class C	1,107	1,063	1,456
Fidelity Mortgage Securities Fund	80,170	65,925	70,651
Institutional Class	562	614	610
Total	$ 90,807	$ 76,044	$ 83,034
From net realized gain
Class A	$ -	$ -	$ 287
Class T	-	-	691
Class B	-	-	700
Class C	-	-	301
Fidelity Mortgage Securities Fund	-	-	8,396
Institutional Class	-	-	75
Total	$ -	$ -	$ 10,450

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	2,038	1,839	1,644
Reinvestment of distributions	200	152	179
Shares redeemed	(2,019)	(1,692)	(2,106)
Net increase (decrease)	219	299	(283)
Class T
Shares sold	1,314	1,518	3,841
Reinvestment of distributions	332	334	458
Shares redeemed	(3,268)	(5,186)	(4,417)
Net increase (decrease)	(1,622)	(3,334)	(118)
Class B
Shares sold	144	180	374
Reinvestment of distributions	193	194	308
Shares redeemed	(2,350)	(2,788)	(3,340)
Net increase (decrease)	(2,013)	(2,414)	(2,658)
Class C
Shares sold	245	272	501
Reinvestment of distributions	80	76	124
Shares redeemed	(1,047)	(1,211)	(2,018)
Net increase (decrease)	(722)	(863)	(1,393)

Annual Report

11. Share Transactions - continued

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Fidelity Mortgage Securities Fund
Shares sold	26,597	19,669	60,281
Reinvestment of distributions	6,813	5,589	6,543
Shares redeemed	(43,460)	(42,873)	(37,075)
Net increase (decrease)	(10,050)	(17,615)	29,749
Institutional Class
Shares sold	356	703	733
Reinvestment of distributions	38	43	44
Shares redeemed	(726)	(935)	(476)
Net increase (decrease)	(332)	(189)	301
	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	$ 22,212	$ 20,110	$ 18,382
Reinvestment of distributions	2,187	1,656	2,002
Shares redeemed	(22,037)	(18,454)	(23,537)
Net increase (decrease)	$ 2,362	$ 3,312	$ (3,153)
Class T
Shares sold	$ 14,395	$ 16,612	$ 43,073
Reinvestment of distributions	3,636	3,658	5,128
Shares redeemed	(35,637)	(56,617)	(49,428)
Net increase (decrease)	$ (17,606)	$ (36,347)	$ (1,227)
Class B
Shares sold	$ 1,578	$ 1,960	$ 4,184
Reinvestment of distributions	2,115	2,120	3,440
Shares redeemed	(25,607)	(30,466)	(37,334)
Net increase (decrease)	$ (21,914)	$ (26,386)	$ (29,710)
Class C
Shares sold	$ 2,682	$ 2,962	$ 5,615
Reinvestment of distributions	873	831	1,386
Shares redeemed	(11,404)	(13,216)	(22,545)
Net increase (decrease)	$ (7,849)	$ (9,423)	$ (15,544)
Fidelity Mortgage Securities Fund
Shares sold	$ 291,948	$ 215,483	$ 676,321
Reinvestment of distributions	74,535	61,180	73,241
Shares redeemed	(474,256)	(469,651)	(414,945)
Net increase (decrease)	$ (107,773)	$ (192,988)	$ 334,617
Institutional Class
Shares sold	$ 3,903	$ 7,639	$ 8,212
Reinvestment of distributions	418	474	496
Shares redeemed	(7,961)	(10,156)	(5,316)
Net increase (decrease)	$ (3,640)	$ (2,043)	$ 3,392

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 7, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Mortgage Securities. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2003-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Mortgage Securities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $59,082,886 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Fidelity Mortgage Securities (retail class) and Class C, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Mortgage Securities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2006.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMORI-UANN-1007
1.784763.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Short Fixed-Income

Fund - Class A, Class T, Class B and Class C

Annual Report

August 31, 2007(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	1.25%	2.62%	4.27%
Class T (incl. 1.50% sales charge)	1.28%	2.64%	4.26%
Class B (incl. contingent deferred sales charge)A	-0.94%	2.28%	3.65%
Class C (incl. contingent deferred sales charge) B	0.99%	2.11%	3.56%

A Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on October 9, 2002. Returns between November 3, 1997 and October 9, 2002 are those of Class C, and reflect a 1.00% 12b-1 fee. Class B returns prior to November 3, 1997 are those of Class T which has a 12b-1 fee of 0.15%. If Class B's 12b-1 fee had been reflected, returns from November 3, 1997 through October 9, 2002 would have been higher and returns prior to November 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 3%, 0%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Class T on August 31, 1997, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-3 Year U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund during most of the period covered by this report, and Robert Galusza, who became Lead Portfolio Manager of the fund on July 1, 2007. Dudley remained on the fund as Co-Manager.

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the year ending August 31, 2007. While returns for high-grade debt were fairly solid overall, they also were tempered by the Federal Reserve Board's decision not to lower interest rates as bond investors had hoped. During the year, the Lehman Brothers® U.S. Aggregate Index gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The asset-backed category - home to volatile subprime mortgages, as well as credit card debt and auto loans - had the weakest performance.

During the period, the fund's Class A, Class T, Class B and Class C shares gained 2.79%, 2.82%, 2.01% and 1.98%, respectively (excluding sales charges), while the Lehman Brothers 1-3 Year U.S. Government/Credit Index returned 5.42%. Our significant underperformance stemmed largely from the fund's sizable exposure to subprime mortgage securities. I held these securities - and others - both directly and indirectly through central funds, investment vehicles that are managed by Fidelity fixed-income portfolio managers who cover the central fund's particular core segment. Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets, had a big negative impact on the fund through its suprime exposure. In early 2007, the fund's modest stake in lower-quality subprime holdings faltered, reflecting weakness in the housing market. Later, a massive unwinding of leverage by investors such as hedge funds caused higher-rated securities - which made up the bulk of the fund's subprime stake - to join their lower-quality counterparts in a major sell-off. Higher-quality securities saw an uptick in the final weeks of the period, although not enough to wipe away their earlier losses. Another detractor was the fund's stake in commercial mortgage-backed securities, which came under some pressure as investors repriced risk. Overweighting very-short-term securities and those with maturities longer than two years hurt because they underperformed the two-year bonds that dominate the index. In contrast, our out-of-benchmark position in mortgage pass-through securities performed slightly better than the index. Furthermore, while our corporates cost the fund some ground, select holdings in the industrials segment also performed well.

During the period, the fund's Institutional Class shares gained 3.02%, while the Lehman Brothers 1-3 Year U.S. Government/Credit Index returned 5.42%. Our significant underperformance stemmed largely from the fund's sizable exposure to subprime mortgage securities. I held these securities - and others - both directly and indirectly through central funds, investment vehicles that are managed by Fidelity fixed-income portfolio managers who cover the central fund's particular core segment. Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets, had a big negative impact on the fund through its suprime exposure. In early 2007, the fund's modest stake in lower-quality subprime holdings faltered, reflecting weakness in the housing market. Later, a massive unwinding of leverage by investors such as hedge funds caused higher-rated securities - which made up the bulk of the fund's subprime stake - to join their lower-quality counterparts in a major sell-off. Higher-quality securities saw an uptick in the final weeks of the period, although not enough to wipe away their earlier losses. Another detractor was the fund's stake in commercial mortgage-backed securities, which came under some pressure as investors repriced risk. Overweighting very-short-term securities and those with maturities longer than two years hurt because they underperformed the two-year bonds that dominate the index. In contrast, our out-of-benchmark position in mortgage pass-through securities performed slightly better than the index. Furthermore, while our corporates cost the fund some ground, select holdings in the industrials segment also performed well.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 1,003.00	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Class T
Actual	$ 1,000.00	$ 1,003.20	$ 3.74
HypotheticalA	$ 1,000.00	$ 1,021.48	$ 3.77
Class B
Actual	$ 1,000.00	$ 999.20	$ 7.66
HypotheticalA	$ 1,000.00	$ 1,017.54	$ 7.73
Class C
Actual	$ 1,000.00	$ 999.00	$ 7.86
HypotheticalA	$ 1,000.00	$ 1,017.34	$ 7.93
Institutional Class
Actual	$ 1,000.00	$ 1,004.20	$ 2.73
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.77%
Class T	.74%
Class B	1.52%
Class C	1.56%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2007	As of February 28, 2007
U.S.Government and U.S.Government Agency Obligations 35.1%	U.S.Government and U.S.Government Agency Obligations 32.4%
AAA 24.4%	AAA 25.4%
AA 6.1%	AA 6.2%
A 9.2%	A 9.8%
BBB 19.8%	BBB 22.4%
BB and Below 1.4%	BB and Below 1.3%
Not Rated 1.0%	Not Rated 1.6%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 0.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2007
6 months ago
Years	2.4	2.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	1.7	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007 *		As of February 28, 2007 **
	Corporate Bonds 22.9%		Corporate Bonds 26.6%
	U.S. Government and U.S. Government Agency Obligations 35.1%		U.S. Government and U.S. Government Agency Obligations 32.4%
	Asset-Backed Securities 20.9%		Asset-Backed Securities 23.3%
	CMOs and Other Mortgage Related Securities 17.8%		CMOs and Other Mortgage Related Securities 16.7%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 0.9%
*Foreign investments	7.3%	**Foreign investments	8.2%
*Futures and Swaps	13.3%	**Futures and Swaps	15.6%

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Nonconvertible Bonds - 20.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.6%
DaimlerChrysler NA Holding Corp.:
5.75% 8/10/09	$ 5,820,000	$ 5,850,439
5.79% 3/13/09 (g)	2,650,000	2,634,100
		8,484,539
Household Durables - 0.3%
Whirlpool Corp. 6.125% 6/15/11	4,500,000	4,586,504
Media - 1.7%
AOL Time Warner, Inc. 6.75% 4/15/11	3,000,000	3,118,116
Continental Cablevision, Inc. 9% 9/1/08	5,265,000	5,430,742
Cox Communications, Inc.:
3.875% 10/1/08	3,655,000	3,587,383
6.4% 8/1/08	795,000	801,246
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,500,761
Liberty Media Corp. 7.75% 7/15/09	2,350,000	2,412,653
Time Warner Entertainment Co. LP 7.25% 9/1/08	3,145,000	3,167,550
Univision Communications, Inc.:
3.5% 10/15/07	535,000	532,325
3.875% 10/15/08	2,600,000	2,502,500
Viacom, Inc. 5.75% 4/30/11	860,000	865,852
		23,919,128
TOTAL CONSUMER DISCRETIONARY		36,990,171
CONSUMER STAPLES - 0.7%
Food Products - 0.6%
H.J. Heinz Co. 6.428% 12/1/08 (c)(g)	2,885,000	2,915,466
Kraft Foods, Inc.:
4% 10/1/08	1,630,000	1,602,259
4.125% 11/12/09	610,000	597,894
5.625% 8/11/10	2,810,000	2,845,204
		7,960,823
Tobacco - 0.1%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,002,930
TOTAL CONSUMER STAPLES		9,963,753
ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp. 3.25% 5/1/08	3,900,000	3,835,248
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	$ 1,865,000	$ 1,845,669
Delek & Avner-Yam Tethys Ltd. 5.326% 8/1/13 (c)	2,919,233	2,902,856
Duke Capital LLC:
4.37% 3/1/09	2,045,000	2,025,313
7.5% 10/1/09	3,375,000	3,524,425
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,768,773
4.625% 10/15/09	3,070,000	3,032,466
Kinder Morgan Energy Partners LP 6.3% 2/1/09	1,640,000	1,661,372
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,535,000	4,539,535
9.125% 10/13/10	2,250,000	2,477,250
Petroleum Export Ltd.:
4.623% 6/15/10 (c)	1,010,000	1,003,071
4.633% 6/15/10 (c)	606,667	602,505
		30,218,483
FINANCIALS - 7.1%
Capital Markets - 1.7%
American Capital Strategies Ltd. 6.85% 8/1/12	2,700,000	2,770,081
Bank of New York Co., Inc. 3.4% 3/15/13 (g)	2,750,000	2,724,395
Bear Stearns Companies, Inc.:
5.85% 7/19/10	5,350,000	5,314,647
6.9% 8/15/12	3,110,000	3,131,089
Janus Capital Group, Inc. 5.875% 9/15/11	955,000	950,753
Lehman Brothers Holdings E-Capital Trust I 6.29% 8/19/65 (g)	1,275,000	1,251,727
Lehman Brothers Holdings, Inc. 4.25% 1/27/10	195,000	188,705
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,377,600
Morgan Stanley:
4% 1/15/10	1,020,000	995,405
5.05% 1/21/11	3,600,000	3,567,017
6.75% 4/15/11	2,495,000	2,600,299
		24,871,718
Commercial Banks - 0.8%
Bank One Corp. 6% 8/1/08	975,000	978,253
Korea Development Bank:
3.875% 3/2/09	2,700,000	2,635,864
4.75% 7/20/09	1,500,000	1,491,681
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
National Australia Bank Ltd. 8.6% 5/19/10	$ 1,260,000	$ 1,363,711
Wells Fargo & Co. 3.98% 10/29/10	4,520,000	4,367,839
		10,837,348
Consumer Finance - 1.0%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,111,954
Household Finance Corp.:
4.125% 12/15/08	705,000	692,789
4.125% 11/16/09	2,780,000	2,711,523
4.75% 5/15/09	1,563,000	1,548,039
MBNA Capital I 8.278% 12/1/26	1,200,000	1,251,922
Nelnet, Inc.:
5.125% 6/1/10	550,000	543,613
7.4% 9/29/36 (g)	3,200,000	3,106,723
SLM Corp. 4% 1/15/09	2,135,000	2,040,778
Systems 2001 Asset Trust LLC 7.156% 12/15/11 (c)	866,487	902,422
		13,909,763
Diversified Financial Services - 0.4%
Bank of America Corp. 7.4% 1/15/11	275,000	292,439
Iberbond 2004 PLC 4.826% 12/24/17 (j)	2,654,963	2,597,881
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (g)	370,000	365,223
ILFC E-Capital Trust I 5.9% 12/21/65 (c)(g)	1,755,000	1,689,008
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,087,628
		6,032,179
Insurance - 0.5%
Genworth Financial, Inc. 5.231% 5/16/09	2,855,000	2,844,816
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,999,224
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	523,609
		7,367,649
Real Estate Investment Trusts - 2.0%
Arden Realty LP 8.5% 11/15/10	2,050,000	2,271,910
Brandywine Operating Partnership LP:
4.5% 11/1/09	3,095,000	3,011,653
5.625% 12/15/10	2,910,000	2,889,681
Camden Property Trust 4.375% 1/15/10	1,385,000	1,350,894
Colonial Properties Trust 4.75% 2/1/10	1,365,000	1,338,313
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,885,000	2,830,122
5% 5/3/10	1,310,000	1,304,765
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP:
5.25% 1/15/10	$ 615,000	$ 612,840
5.625% 8/15/11	915,000	910,090
6.95% 3/15/11	719,000	751,730
iStar Financial, Inc. 5.7% 9/15/09 (g)	3,120,000	2,983,902
Mack-Cali Realty LP 7.25% 3/15/09	520,000	535,603
ProLogis Trust 7.1% 4/15/08	1,715,000	1,718,698
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,104,067
4.875% 8/15/10	3,260,000	3,208,704
Tanger Properties LP 9.125% 2/15/08	2,295,000	2,340,900
		29,163,872
Real Estate Management & Development - 0.1%
Chelsea GCA Realty Partnership LP 7.25% 10/21/07	1,465,000	1,466,913
Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp. 5.58% 3/24/09 (g)	1,075,000	984,185
Independence Community Bank Corp. 3.5% 6/20/13 (g)	860,000	842,737
Residential Capital Corp.:
7.46% 4/17/09 (g)	1,270,000	1,016,000
8.69% 4/17/09 (c)(g)	2,265,000	1,245,750
Residential Capital LLC 7.595% 5/22/09 (g)	3,000,000	2,370,000
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,673,640
		9,132,312
TOTAL FINANCIALS		102,781,754
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
UnitedHealth Group, Inc.:
3.75% 2/10/09	2,230,000	2,188,457
4.125% 8/15/09	675,000	666,190
		2,854,647
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (c)	2,600,000	2,586,126
Air Freight & Logistics - 0.2%
FedEx Corp. 5.5% 8/15/09	3,900,000	3,930,077
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Airlines - 0.9%
America West Airlines pass thru certificates 7.33% 7/2/08	$ 1,086,069	$ 1,075,209
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	307,194	307,962
6.978% 10/1/12	81,918	82,966
7.024% 4/15/11	2,000,000	2,030,800
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	4,015,000	4,012,993
7.056% 3/15/11	355,000	355,174
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	360,000	364,500
United Air Lines, Inc. pass-thru trust certificates:
6.071% 9/1/14	817,500	821,587
6.201% 3/1/10	663,311	662,482
6.602% 9/1/13	1,598,338	1,602,334
7.186% 10/1/12	1,290,347	1,303,251
		12,619,258
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co.:
3.75% 4/1/09	1,265,000	1,228,641
5.625% 1/15/12	3,030,000	3,025,713
		4,254,354
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/33 Ltd. 5.45% 11/24/10 (c)	2,880,000	2,878,816
TOTAL INDUSTRIALS		26,268,631
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,979,264
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (c)	855,000	875,306
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,465,000	1,438,536
TOTAL MATERIALS		2,313,842
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.7%
Ameritech Capital Funding Corp. 6.25% 5/18/09	$ 1,765,000	$ 1,800,189
AT&T Corp. 6% 3/15/09	3,720,000	3,759,175
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,738,912
Deutsche Telekom International Finance BV 5.375% 3/23/11	4,000,000	3,972,672
Sprint Capital Corp. 7.625% 1/30/11	4,000,000	4,248,696
Telecom Italia Capital SA:
4% 11/15/08	3,690,000	3,623,805
4% 1/15/10	3,450,000	3,337,685
Telefonica Emisiones SAU 5.984% 6/20/11	5,000,000	5,066,105
Telefonos de Mexico SA de CV:
4.5% 11/19/08	3,260,000	3,230,660
4.75% 1/27/10	3,355,000	3,312,626
Verizon Global Funding Corp. 7.25% 12/1/10	3,435,000	3,625,351
Verizon New England, Inc. 6.5% 9/15/11	1,475,000	1,521,738
		39,237,614
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 4.125% 3/1/09	3,925,000	3,866,910
Vodafone Group PLC 5.5% 6/15/11	4,000,000	3,998,420
		7,865,330
TOTAL TELECOMMUNICATION SERVICES		47,102,944
UTILITIES - 2.0%
Electric Utilities - 0.8%
Commonwealth Edison Co. 5.4% 12/15/11	992,000	985,981
Entergy Corp. 7.75% 12/15/09 (c)	2,500,000	2,609,150
Exelon Corp. 4.45% 6/15/10	3,750,000	3,648,900
Pepco Holdings, Inc. 4% 5/15/10	1,125,000	1,088,470
Progress Energy, Inc. 7.1% 3/1/11	2,181,000	2,303,810
TXU Energy Co. LLC 6.125% 3/15/08	935,000	936,190
		11,572,501
Gas Utilities - 0.0%
NiSource Finance Corp. 7.875% 11/15/10	780,000	828,465
Independent Power Producers & Energy Traders - 0.4%
Constellation Energy Group, Inc. 6.125% 9/1/09	3,035,000	3,084,386
PSEG Power LLC 3.75% 4/1/09	1,415,000	1,383,980
TXU Corp. 4.8% 11/15/09	1,500,000	1,462,500
		5,930,866
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - 0.8%
Dominion Resources, Inc.:
4.125% 2/15/08	$ 2,610,000	$ 2,594,142
6.3% 9/30/66 (g)	1,680,000	1,664,588
DTE Energy Co. 7.05% 6/1/11	1,600,000	1,690,331
MidAmerican Energy Holdings, Co. 4.625% 10/1/07	705,000	704,435
PSEG Funding Trust I 5.381% 11/16/07	3,575,000	3,572,365
Sempra Energy 4.75% 5/15/09	1,055,000	1,046,137
		11,271,998
TOTAL UTILITIES		29,603,830
TOTAL NONCONVERTIBLE BONDS (Cost $296,835,936)		294,077,319
U.S. Government and Government Agency Obligations - 20.4%

U.S. Government Agency Obligations - 12.5%
Fannie Mae:
3.25% 8/15/08	6,089,000	5,998,091
3.25% 2/15/09	13,000,000	12,712,544
4.75% 3/12/10 (b)	46,673,000	46,694,376
Freddie Mac:
4.25% 7/15/09	12,693,000	12,576,377
4.875% 2/9/10 (b)	23,000,000	23,070,288
5% 6/11/09 (b)	57,187,000	57,376,746
5.125% 4/18/11 (b)	22,000,000	22,293,876
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		180,722,298
U.S. Treasury Obligations - 7.9%
U.S. Treasury Notes:
4.5% 3/31/09 (e)(f)	11,930,000	11,976,599
4.625% 7/31/09 (d)	42,805,000	43,158,876
4.875% 8/15/09 (b)	57,858,000	58,563,172
TOTAL U.S. TREASURY OBLIGATIONS		113,698,647
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $293,211,091)		294,420,945
U.S. Government Agency - Mortgage Securities - 10.8%
	Principal Amount	Value
Fannie Mae - 8.0%
3.72% 10/1/33 (g)	$ 142,788	$ 139,890
3.75% 1/1/34 (g)	128,326	126,600
3.754% 10/1/33 (g)	137,886	137,197
3.785% 6/1/34 (g)	703,236	691,413
3.802% 6/1/33 (g)	118,116	118,082
3.807% 10/1/33 (g)	1,656,259	1,624,412
3.823% 4/1/33 (g)	389,318	389,202
3.845% 10/1/33 (g)	3,366,635	3,337,507
3.876% 6/1/33 (g)	559,422	558,987
3.919% 6/1/34 (g)	960,230	946,404
3.934% 5/1/33 (g)	48,135	47,541
4% 10/1/18 (g)	97,248	96,005
4.025% 4/1/33 (g)	38,257	38,204
4.067% 2/1/35 (g)	65,100	64,977
4.098% 1/1/35 (g)	225,260	224,224
4.123% 7/1/34 (g)	651,530	643,074
4.167% 1/1/35 (g)	321,522	316,387
4.25% 1/1/34 (g)	198,302	196,534
4.25% 2/1/34 (g)	174,297	172,700
4.25% 2/1/35 (g)	147,764	145,573
4.26% 5/1/35 (g)	150,370	149,985
4.27% 10/1/33 (g)	58,883	58,367
4.284% 11/1/34 (g)	1,051,248	1,038,737
4.285% 3/1/33 (g)	144,561	144,434
4.288% 8/1/33 (g)	257,416	257,712
4.295% 3/1/35 (g)	124,053	124,836
4.297% 3/1/33 (g)	75,119	73,963
4.297% 3/1/35 (g)	296,318	295,160
4.299% 2/1/35 (g)	1,013,720	999,064
4.303% 6/1/33 (g)	78,755	78,803
4.303% 1/1/34 (g)	965,725	957,194
4.304% 1/1/34 (g)	151,462	150,164
4.304% 4/1/35 (g)	71,375	71,085
4.343% 1/1/35 (g)	161,960	159,796
4.356% 2/1/34 (g)	300,231	297,869
4.385% 7/1/33 (g)	824,004	811,284
4.39% 10/1/34 (g)	719,629	712,041
4.391% 2/1/35 (g)	234,436	231,245
4.41% 10/1/34 (g)	1,287,637	1,294,351
4.413% 5/1/35 (g)	109,904	109,395
4.43% 5/1/35 (g)	394,134	392,974
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.434% 3/1/35 (g)	$ 220,208	$ 217,326
4.452% 8/1/34 (g)	422,160	419,187
4.481% 1/1/35 (g)	167,291	165,868
4.488% 7/1/35 (g)	325,631	322,685
4.502% 10/1/35 (g)	63,755	63,324
4.503% 2/1/35 (g)	756,838	759,114
4.506% 2/1/35 (g)	112,558	112,405
4.517% 2/1/35 (g)	61,211	61,347
4.518% 8/1/35 (g)	311,466	312,632
4.526% 6/1/35 (g)	435,867	432,184
4.528% 7/1/35 (g)	461,587	457,473
4.563% 5/1/35 (g)	2,594,183	2,564,948
4.57% 2/1/35 (g)	615,898	609,476
4.577% 6/1/33 (g)	294,812	291,179
4.582% 2/1/35 (g)	580,691	576,698
4.657% 3/1/35 (g)	986,308	990,264
4.663% 8/1/35 (g)	983,266	977,211
4.666% 7/1/35 (g)	777,235	771,249
4.7% 10/1/34 (g)	462,780	459,844
4.7% 6/1/35 (g)	1,025,831	1,020,187
4.709% 3/1/35 (g)	45,202	45,497
4.717% 7/1/34 (g)	403,208	401,116
4.766% 1/1/35 (g)	946,136	939,667
4.774% 3/1/35 (g)	503,014	499,283
4.776% 12/1/34 (g)	131,629	130,764
4.778% 10/1/35 (g)	723,476	715,600
4.784% 3/1/35 (g)	592,429	588,153
4.785% 8/1/35 (g)	438,839	434,647
4.795% 1/1/35 (g)	646,604	642,159
4.807% 11/1/34 (g)	400,710	398,464
4.808% 2/1/33 (g)	199,822	201,244
4.81% 10/1/35 (g)	563,824	565,957
4.835% 10/1/35 (g)	352,377	350,302
4.838% 1/1/35 (g)	2,619,855	2,605,892
4.867% 7/1/34 (g)	590,684	588,553
4.87% 5/1/33 (g)	5,960	5,992
4.87% 7/1/35 (g)	1,761,550	1,751,855
4.884% 10/1/35 (g)	296,431	293,317
4.943% 2/1/35 (g)	1,388,737	1,382,562
4.945% 8/1/34 (g)	1,266,674	1,263,608
4.964% 4/1/35 (g)	343,287	342,520
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.97% 11/1/35 (g)	$ 8,337,600	$ 8,285,444
4.997% 9/1/34 (g)	1,891,144	1,887,204
5% 3/1/18 to 6/1/18	2,593,585	2,548,565
5.016% 7/1/34 (g)	62,841	62,730
5.045% 5/1/35 (g)	761,841	764,119
5.046% 7/1/35 (g)	1,814,350	1,807,217
5.062% 8/1/34 (g)	106,177	106,259
5.076% 9/1/36 (g)	3,479,858	3,474,240
5.079% 9/1/34 (g)	144,454	144,306
5.101% 5/1/35 (g)	394,312	395,782
5.112% 1/1/36 (g)	1,101,510	1,100,741
5.138% 3/1/35 (g)	70,024	69,918
5.144% 5/1/35 (g)	490,215	489,458
5.15% 9/1/35 (g)	3,742,368	3,732,647
5.163% 9/1/35 (g)	2,437,564	2,431,864
5.173% 6/1/35 (g)	546,364	548,275
5.176% 8/1/33 (g)	185,719	185,975
5.261% 11/1/36 (g)	495,408	496,311
5.297% 7/1/35 (g)	70,731	70,974
5.304% 2/1/36 (g)	1,585,828	1,585,577
5.305% 2/1/36 (g)	539,087	538,903
5.317% 12/1/34 (g)	192,938	193,266
5.37% 2/1/36 (g)	177,635	177,727
5.398% 11/1/35 (g)	673,754	674,601
5.497% 5/1/36 (g)	803,338	804,642
5.5% 7/1/13 to 6/1/19	10,274,081	10,274,433
5.505% 1/1/34 (g)	97,013	97,609
5.532% 11/1/36 (g)	1,010,175	1,013,842
5.571% 5/1/36 (g)	2,201,105	2,210,914
5.779% 1/1/36 (g)	996,572	1,004,305
5.802% 3/1/36 (g)	446,291	450,311
5.829% 3/1/36 (g)	1,512,584	1,525,854
5.936% 4/1/36 (g)	926,438	936,706
5.996% 5/1/36 (g)	546,150	552,730
6.059% 4/1/36 (g)	263,590	266,898
6.074% 9/1/36 (g)	700,335	708,826
6.186% 4/1/36 (g)	591,753	599,219
6.256% 6/1/36 (g)	151,421	152,829
6.5% 2/1/08 to 3/1/35	8,050,421	8,220,408
6.575% 9/1/36 (g)	2,008,812	2,039,484
6.702% 9/1/36 (g)	7,331,720	7,446,824
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
7% 3/1/08 to 6/1/32	$ 807,238	$ 836,004
7.5% 5/1/12 to 10/1/14	62,937	65,849
11.5% 11/1/15	37,701	40,285
TOTAL FANNIE MAE		115,175,200
Freddie Mac - 2.6%
4.064% 1/1/35 (g)	492,461	492,494
4.199% 4/1/35 (g)	2,380,259	2,348,176
4.289% 3/1/35 (g)	167,957	168,341
4.292% 2/1/35 (g)	362,001	362,897
4.307% 12/1/34 (g)	218,405	214,858
4.375% 2/1/35 (g)	217,030	213,488
4.406% 8/1/35 (g)	3,484,879	3,457,528
4.423% 3/1/35 (g)	217,970	214,332
4.423% 6/1/35 (g)	277,715	274,850
4.426% 2/1/34 (g)	171,561	169,853
4.455% 3/1/35 (g)	219,686	216,274
4.539% 2/1/35 (g)	374,153	368,756
4.61% 2/1/35 (g)	173,825	171,570
4.807% 3/1/33 (g)	61,948	62,321
4.905% 11/1/35 (g)	852,300	847,809
4.927% 9/1/35 (g)	806,905	798,922
4.99% 4/1/35 (g)	892,069	892,923
5.125% 8/1/36 (g)	610,636	610,250
5.185% 1/1/36 (g)	768,242	762,696
5.295% 6/1/35 (g)	557,359	556,216
5.385% 8/1/34 (g)	782,472	784,402
5.45% 6/1/37 (g)	1,133,322	1,133,171
5.478% 5/1/36 (g)	1,374,182	1,374,456
5.575% 12/1/35 (g)	1,212,455	1,211,970
5.583% 5/1/36 (g)	1,971,741	1,975,710
5.749% 7/1/37 (g)	716,275	719,656
5.772% 1/1/37 (g)	1,194,863	1,204,107
5.787% 10/1/35 (g)	279,339	280,626
5.792% 7/1/36 (g)	782,006	785,598
5.85% 1/1/36 (g)	2,051,277	2,064,993
5.872% 1/1/36 (g)	586,486	590,968
5.927% 6/1/35 (g)	355,792	362,782
6.001% 6/1/36 (g)	995,765	1,003,673
6.074% 6/1/36 (g)	588,267	594,016
6.251% 1/1/37 (g)	1,641,823	1,658,467
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
6.748% 9/1/36 (g)	$ 6,817,218	$ 6,927,898
6.754% 9/1/36 (g)	1,663,793	1,687,884
8.5% 5/1/26 to 7/1/28	156,208	169,563
12% 11/1/19	11,753	13,189
TOTAL FREDDIE MAC		37,747,683
Government National Mortgage Association - 0.2%
4.25% 7/20/34 (g)	534,556	532,400
4.75% 1/20/34 (g)	824,440	821,379
7% 1/15/25 to 6/15/32	755,252	785,662
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,139,441
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $155,162,676)		155,062,324
Asset-Backed Securities - 17.2%

Accredited Mortgage Loan Trust:
Series 2003-3 Class A1, 4.46% 1/25/34	684,558	655,036
Series 2004-2 Class A2, 5.805% 7/25/34 (g)	585,473	573,855
Series 2004-4 Class A2D, 5.855% 1/25/35 (g)	170,086	165,807
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-HE1:
Class M1, 6.155% 11/25/33 (g)	405,273	375,184
Class M2, 7.205% 11/25/33 (g)	195,349	179,827
Series 2006-HE3 Class A2A, 5.555% 6/25/36 (g)	468,882	467,271
Advanta Business Card Master Trust Series 2007-B2 Class B2, 5.5% 6/20/13	2,835,000	2,813,284
Aesop Funding II LLC Series 2005-1A Class A1, 3.95% 4/20/08 (c)	2,000,000	1,985,877
American Express Credit Account Master Trust Series 2004-C Class C, 6.1113% 2/15/12 (c)(g)	854,533	851,896
AmeriCredit Automobile Receivables Trust:
Series 2004-1:
Class C, 4.22% 7/6/09	97,092	96,656
Class D, 5.07% 7/6/10	1,105,000	1,102,129
Series 2004-CA Class A4, 3.61% 5/6/11	533,723	525,794
Series 2005-1 Class D, 5.04% 5/6/11	2,500,000	2,486,917
Series 2005-CF Class A4, 4.63% 6/6/12	2,895,000	2,870,456
Series 2005-DA Class A4, 5.02% 11/6/12	4,150,000	4,121,621
Asset-Backed Securities - continued
	Principal Amount	Value
AmeriCredit Automobile Receivables Trust: - continued
Series 2006-1 Class D, 5.49% 4/6/12	$ 1,115,000	$ 1,102,381
Series 2007-CM Class A3A, 5.42% 5/7/12	3,470,000	3,480,226
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10 Class M1, 6.205% 11/25/34 (g)	1,370,000	1,267,135
Series 2004-R11 Class M1, 6.165% 11/25/34 (g)	2,040,000	1,982,672
Series 2004-R9 Class M2, 6.155% 10/25/34 (g)	1,515,000	1,464,354
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 5.835% 6/25/32 (g)	112,112	109,993
Argent Securities, Inc.:
Series 2003-W3 Class M2, 6.2937% 9/25/33 (g)	2,972,689	2,802,821
Series 2003-W7:
Class A2, 5.895% 3/1/34 (g)	76,477	76,644
Class M1, 6.195% 3/1/34 (g)	2,500,000	2,375,858
Series 2003-W9 Class M1, 6.195% 3/25/34 (g)	1,544,402	1,450,152
Series 2004-W5 Class M1, 6.105% 4/25/34 (g)	830,000	787,873
Arran Funding Ltd. Series 2005-A Class C, 5.9313% 12/15/10 (g)	3,530,000	3,485,875
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 6.655% 1/25/34 (g)	485,000	428,696
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE3 Class M2, 6.625% 6/25/34 (g)	700,000	611,402
Series 2004-HE6 Class A2, 5.865% 6/25/34 (g)	612,402	579,390
Series 2005-HE2:
Class M1, 5.955% 3/25/35 (g)	1,830,000	1,690,636
Class M2, 6.005% 3/25/35 (g)	460,000	431,099
Bayview Financial Acquisition Trust Series 2004-C Class A1, 5.925% 5/28/44 (g)	764,454	755,017
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 5.955% 2/28/44 (g)	490,182	481,604
Bear Stearns Asset Backed Securities I Trust:
Series 2007-AQ1 Class A1, 5.615% 11/25/36 (g)	1,210,798	1,179,583
Series 2007-HE3 Class 1A1, 5.625% 4/25/37 (g)	987,527	980,892
Bear Stearns Asset Backed Securities Trust:
Series 2004-BO1:
Class M2, 6.255% 9/25/34 (g)	794,000	729,823
Class M3, 6.555% 9/25/34 (g)	540,000	466,841
Class M4, 6.705% 9/25/34 (g)	460,000	383,811
Series 2004-HE8 Class M1, 6.155% 9/25/34 (g)	1,135,951	1,050,749
BMW Vehicle Owner Trust Series 2005-A Class B, 4.42% 4/25/11	1,035,000	1,024,957
Brazos Higher Education Authority, Inc. Student Loan Rev. Series 2006 A2R, 5.03% 12/1/41	2,370,000	2,367,435
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 5.9863% 6/15/10 (g)	$ 1,240,000	$ 1,244,574
Series 2006-1 Class B, 5.26% 10/15/10	500,000	498,729
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	215,000	214,218
Class C, 5.77% 5/20/10 (c)	205,000	203,623
Class D, 6.15% 4/20/11 (c)	345,000	344,803
Series 2007-1 Class B, 5.15% 9/17/12	1,085,000	1,052,155
Series 2007-SN1 Class D, 6.05% 1/17/12	750,000	750,820
Capital One Auto Finance Trust Series 2005-BSS:
Class B, 4.32% 5/15/10	1,430,000	1,421,331
Class D, 4.8% 9/15/12	1,220,000	1,207,903
Capital One Master Trust:
Series 2001-1 Class B, 6.1213% 12/15/10 (g)	1,700,000	1,701,465
Series 2001-6 Class C, 6.7% 6/15/11 (c)	3,200,000	3,221,000
Capital One Multi-Asset Execution Trust Series 2007-B5 Class B5, 5.4% 5/15/13	3,410,000	3,410,000
Capital One Prime Auto Receivable Trust Series 2005-1 Class B, 4.58% 8/15/12	1,850,000	1,811,750
Capital One Prime Auto Receivables Trust Series 2007-1 Class B1, 5.76% 12/15/13	1,060,000	1,060,996
Capital Trust Ltd. Series 2004-1:
Class A2, 5.77% 7/20/39 (c)(g)	645,000	626,682
Class B, 6.07% 7/20/39 (c)(g)	340,000	327,583
Class C, 6.42% 7/20/39 (c)(g)	435,000	404,480
Carmax Auto Owner Trust:
Series 2006-1 Class C, 5.76% 11/15/12	6,935,000	6,931,058
Series 2006-2 Class C, 5.53% 3/15/13	1,070,000	1,060,127
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.505% 8/25/36 (c)(g)	185,000	40,469
Caterpillar Financial Asset Trust Series 2006-A Class A3, 5.57% 5/25/10	2,700,000	2,712,296
CDC Mortgage Capital Trust Series 2002-HE2 Class M1, 6.555% 1/25/33 (g)	545,814	526,055
Chase Credit Card Master Trust Series 2003-6 Class B, 5.9613% 2/15/11 (g)	2,150,000	2,152,169
Chase Issuance Trust:
Series 2004-C3 Class C3, 6.0813% 6/15/12 (g)	3,305,000	3,223,925
Series 2006-C3 Class C3, 5.8413% 6/15/11 (g)	2,905,000	2,839,184
CIT Equipment Collateral Trust:
Series 2006-VT1:
Class A3, 5.13% 12/21/08	2,771,985	2,769,716
Class B, 5.23% 2/20/13	506,357	506,557
Asset-Backed Securities - continued
	Principal Amount	Value
CIT Equipment Collateral Trust: - continued
Series 2006-VT1:
Class D, 5.48% 2/20/13	$ 563,854	$ 564,633
Series 2006-VT2 Class A3, 5.07% 2/20/10	4,395,000	4,399,271
Citibank Credit Card Issuance Trust Series 2007-B2 Class B2, 5% 4/2/12	4,320,000	4,289,021
Citigroup Mortgage Loan Trust, Inc.:
Series 2003-HE4 Class A, 5.915% 12/25/33 (c)(g)	824,180	806,924
Series 2006-NC2 Class A2B, 5.48% 9/25/36 (g)	670,000	629,695
CNH Equipment Trust:
Series 2005-B Class B, 4.57% 7/16/12	830,000	803,115
Series 2007-A Class A3, 4.98% 10/15/10	2,350,000	2,354,563
College Loan Corp. Trust I Series 2006-1 Class AIO, 10% 7/25/08 (i)	5,690,000	540,550
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 8.0033% 9/25/32 (g)	439,186	401,679
Series 2004-2:
Class 3A4, 5.755% 7/25/34 (g)	86,799	82,391
Class M1, 6.005% 5/25/34 (g)	1,075,000	1,019,216
Series 2004-3 Class 3A4, 5.755% 8/25/34 (g)	353,660	337,579
Series 2004-4:
Class A, 5.875% 8/25/34 (g)	64,883	61,132
Class M2, 6.035% 6/25/34 (g)	920,000	884,674
CPS Auto Receivables Trust Series 2006-B Class A3, 5.73% 6/15/16 (c)	1,244,997	1,246,942
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-FIX1 Class A2, 4.31% 5/25/35	1,166,225	1,145,269
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A Class C, 5.074% 6/15/35 (c)	974,000	958,124
Discover Card Master Trust I Series 2003-4 Class B1, 5.9413% 5/16/11 (g)	1,775,000	1,774,228
Diversified REIT Trust Series 2000-1A:
Class A2, 6.971% 3/8/10 (c)	1,015,037	1,026,913
Class E, 6.971% 3/8/10 (c)	865,000	892,823
Drive Auto Receivables Trust:
Series 2005-3 Class A3, 4.99% 10/15/10 (c)	1,635,111	1,629,922
Series 2006-2 Class A3, 5.33% 4/15/14 (c)	2,355,000	2,352,538
DriveTime Auto Owner Trust Series 2006-B Class A3, 5.23% 8/15/12 (c)	1,625,000	1,615,656
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5:
Class AB1, 6.127% 5/28/35 (g)	159,655	150,774
Class AB3, 6.2899% 5/28/35 (g)	62,502	59,377
Asset-Backed Securities - continued
	Principal Amount	Value
Fieldstone Mortgage Investment Corp. Series 2006-2:
Class 2A2, 5.675% 7/25/36 (g)	$ 1,240,000	$ 1,187,688
Class M1, 5.815% 7/25/36 (g)	2,480,000	1,681,916
First Franklin Mortgage Loan Trust:
Series 2005-FF12 Class A2A, 5.595% 11/25/36 (g)	248,050	246,849
Series 2006-FF5 Class 2A2, 5.615% 4/25/36 (g)	535,000	527,142
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (c)	937,061	932,312
Ford Credit Auto Owner Trust:
Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,057,661
Class B, 3.88% 1/15/10	590,000	581,615
Series 2006-B Class C, 5.68% 6/15/12	2,040,000	2,019,235
Series 2006-C Class B, 5.3% 6/15/12	750,000	730,952
Series 2007-A:
Class B, 5.6% 10/15/12	490,000	483,605
Class C, 5.8% 2/15/13	775,000	771,440
Fosse Master Issuer PLC Series 2007-1A Class C2, 5.8989% 10/18/54 (c)(g)	785,000	785,000
Franklin Auto Trust Series 2007-1:
Class A4, 5.03% 2/16/15	1,505,000	1,483,268
Class C, 5.43% 2/16/15	1,845,000	1,802,952
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 5.955% 2/25/34 (g)	93,578	85,112
Class M2, 6.005% 2/25/34 (g)	150,000	143,003
Series 2004-C Class M1, 6.155% 8/25/34 (g)	1,120,000	1,029,844
Series 2004-D:
Class M4, 6.455% 11/25/34 (g)	295,000	276,785
Class M5, 6.505% 11/25/34 (g)	245,000	230,268
Series 2006-1 Class M1, 5.825% 4/25/36 (g)	480,000	392,068
Series 2006-3 Class 2A1, 5.575% 2/25/37 (g)	69,586	66,956
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	1,241,850	1,233,167
GE Business Loan Trust:
Series 2004-2 Class A, 0.8454% 12/15/08 (c)(i)	59,141,652	429,960
Series 2005-2 Class IO, 0.5242% 9/15/17 (c)(i)	111,204,733	754,780
GE Capital Credit Card Master Note Trust Series 2007-3 Class B, 5.49% 6/15/13	3,350,000	3,350,000
Greenpoint Credit LLC Series 2001-1 Class 1A, 5.8775% 4/20/32 (g)	400,367	399,561
GSAMP Trust Series 2003-HE2 Class M1, 6.155% 8/25/33 (g)	594,743	564,608
Asset-Backed Securities - continued
	Principal Amount	Value
GSR Mortgage Loan Trust Series 2005-MTR1 Class A1, 5.645% 10/25/35 (g)	$ 902,116	$ 899,711
Guggenheim Structured Real Estate Funding Ltd.:
Series 2005-1 Class C, 6.4% 5/25/30 (c)(g)	945,128	861,602
Series 2006-3:
Class B, 5.72% 9/25/46 (c)(g)	700,000	633,500
Class C, 5.87% 9/25/46 (c)(g)	1,750,000	1,500,625
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 7.32% 9/20/09 (c)(g)	4,400,000	3,573,877
Home Equity Asset Trust:
Series 2002-2 Class A4, 5.855% 6/25/32 (g)	5,664	5,540
Series 2003-3 Class A4, 5.965% 2/25/33 (g)	493	493
Series 2003-5 Class A2, 5.855% 12/25/33 (g)	39,981	38,726
Series 2003-7 Class A2, 5.885% 3/25/34 (g)	4,243	4,246
Series 2003-8 Class M1, 6.225% 4/25/34 (g)	624,684	579,644
Series 2004-1 Class M2, 6.705% 6/25/34 (g)	655,000	602,979
Series 2004-3:
Class M1, 6.075% 8/25/34 (g)	237,888	215,085
Class M2, 6.705% 8/25/34 (g)	465,000	415,709
Series 2006-8 Class 2A1, 5.555% 3/25/37 (g)	87,504	86,492
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	948,012	935,666
HSBC Automotive Trust Series 2006-2 Class A4, 5.67% 6/17/13	3,500,000	3,516,757
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 5.9975% 1/20/35 (g)	251,933	215,037
Class M2, 6.0275% 1/20/35 (g)	188,950	156,737
Series 2005-3 Class A1, 5.58% 1/20/35 (g)	1,569,756	1,522,174
Hyundai Auto Receivables Trust:
Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,099,621
Class C, 4.22% 2/15/12	154,087	152,554
Series 2006-B Class C, 5.25% 5/15/13	620,000	610,710
John Deere Owner Trust Series 2006-A Class A3, 5.38% 7/15/10	3,180,245	3,184,379
JPMorgan Auto Receivables Trust Series 2006-A:
Class B, 5.36% 12/15/14 (c)	419,415	416,706
Class C, 5.61% 12/15/14 (c)	1,583,239	1,587,986
Lancer Funding Ltd. Series 2006-1A Class A3, 7.05% 4/6/46 (c)(g)	949,891	730,124
Long Beach Mortgage Loan Trust Series 2005-WL1 Class M2, 6.055% 6/25/35 (g)	1,090,000	994,076
Asset-Backed Securities - continued
	Principal Amount	Value
Marriott Vacation Club Owner Trust:
Series 2005-2 Class A, 5.25% 10/20/27 (c)	$ 814,527	$ 792,377
Series 2006-1A:
Class B, 5.827% 4/20/28 (c)	197,280	196,681
Class C, 6.125% 4/20/28 (c)	197,280	195,499
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 5.69% 9/15/10 (g)	1,500,000	1,500,562
Series 2000-L Class B, 6.1113% 4/15/10 (g)	650,000	650,372
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 6.255% 7/25/34 (g)	400,821	383,418
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (c)(g)	1,620,000	1,620,000
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 6.155% 7/25/34 (g)	1,145,000	1,119,973
Series 2004-FM1 Class M2, 6.655% 1/25/35 (g)	102,035	77,946
Morgan Stanley ABS Capital I Trust Series 2006-HE6 Class A2A, 5.545% 9/25/36 (g)	2,140,885	2,123,156
Morgan Stanley ABS Capital I, Inc. Series 2004-HE6 Class A2, 5.845% 8/25/34 (g)	131,511	126,867
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 7.11% 10/25/31 (g)	18,190	17,910
Series 2002-AM3 Class A3, 6.485% 2/25/33 (g)	79,980	76,769
Series 2002-HE2 Class M1, 7.005% 8/25/32 (g)	762,699	740,934
Series 2002-NC1 Class M1, 6.705% 2/25/32 (c)(g)	572,789	555,075
Series 2003-NC1 Class M1, 7.08% 11/25/32 (g)	492,107	475,793
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 5.605% 4/25/37 (g)	127,975	127,295
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (c)(g)(i)	1,725,000	351,562
National Collegiate Student Loan Trust:
Series 2004-1 Class AIO, 5.5% 4/25/11 (i)	1,410,000	235,473
Series 2004-2 Class AIO, 9.75% 10/25/14 (i)	1,885,000	644,764
Series 2005-2 Class AIO, 7.73% 3/25/12 (i)	1,265,000	229,964
Series 2005-3W Class AIO1, 4.8% 7/25/12 (i)	4,090,000	522,988
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	900,000	131,446
Series 2006-2 Class AIO, 6% 8/25/11 (i)	700,000	142,283
Series 2006-3 Class AIO, 7.1% 1/25/12 (i)	5,140,000	1,337,222
Series 2006-4 Class AIO, 6.35% 2/27/12 (i)	880,000	216,718
Navistar Financial Corp. Owner Trust Series 2005-A Class A4, 4.43% 1/15/14	1,165,000	1,144,681
Newcastle CDO VIII Series 2006-8A Class 4, 5.92% 11/1/52 (c)(g)	1,000,000	855,046
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7% 10/15/08	986,610	984,767
Asset-Backed Securities - continued
	Principal Amount	Value
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	$ 1,210,000	$ 1,195,264
Nomura Home Equity Loan, Inc. Series 2006-AF1 Class A1, 6.032% 10/25/36	384,302	383,522
Northstar Education Finance, Inc., Delaware Series 2005-1 Class A5, 4.74% 10/30/45	1,695,000	1,688,307
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69% 5/15/09	76,628	76,511
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4 Class A2A1, 5.625% 8/25/36 (g)	80,853	80,790
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 6.135% 9/25/34 (g)	640,000	582,543
Class M2, 6.185% 9/25/34 (g)	380,000	353,812
Class M3, 6.755% 9/25/34 (g)	730,000	649,621
Class M4, 6.955% 9/25/34 (g)	1,000,000	894,433
Series 2004-WHQ2 Class A3E, 5.925% 2/25/35 (g)	217,901	211,568
Series 2004-WWF1 Class M4, 6.605% 1/25/35 (g)	1,905,000	1,699,477
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (c)	680,000	678,487
Class C, 5.77% 5/25/10 (c)	630,000	625,691
Rental Car Finance Corp. Series 2005-1A Class A2, 4.59% 6/25/11 (c)	1,420,000	1,388,164
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	279,877	268,388
Series 2004-RS10 Class MII2, 6.755% 10/25/34 (g)	2,600,000	2,240,805
Series 2005-SP2 Class 1A1, 5.655% 5/25/44 (g)	142,773	142,640
Santander Drive Auto Receivables Trust Series 2007-1 Class A3, 5.05% 9/15/11	3,175,000	3,156,548
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 6.025% 2/25/34 (g)	603,461	539,147
Sierra Timeshare Receivables Fund LLC Series 2006-1A:
Class A1, 5.84% 5/20/18 (c)	1,053,267	1,058,917
Class A2, 5.6875% 5/20/18 (c)(g)	2,971,535	2,951,780
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 5.56% 6/15/21 (g)	1,800,000	1,812,945
Series 2004-A:
Class B, 5.94% 6/15/33 (g)	400,000	405,200
Class C, 6.31% 6/15/33 (g)	1,020,000	1,031,219
Series 2004-B Class C, 6.23% 9/15/33 (g)	1,900,000	1,912,255
SLMA Student Loan Trust Series 2005-7 Class A3, 4.41% 7/25/25	2,500,000	2,498,775
Structured Asset Securities Corp. Series 2005-5N Class 3A1A, 5.805% 11/25/35 (g)	1,647,825	1,611,989
Asset-Backed Securities - continued
	Principal Amount	Value
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 6.0613% 3/15/11 (c)(g)	$ 2,520,000	$ 2,529,607
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 6.8113% 6/15/10 (g)	1,405,000	1,393,620
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.935% 9/25/34 (g)	83,246	78,953
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,620,893
Wachovia Auto Loan Owner Trust:
Series 2006-1 Class D, 5.42% 4/21/14 (c)	3,615,000	3,568,458
Series 2007-1 Class D, 5.65% 2/20/13	2,640,000	2,533,005
Wachovia Auto Loan Trust Series 2006-2A:
Class A3, 5.23% 8/22/11 (c)	3,960,000	3,951,269
Class D, 5.54% 12/20/12 (c)	2,245,000	2,221,430
WFS Financial Owner Trust:
Series 2004-3 Class D, 4.07% 2/17/12	334,585	331,911
Series 2004-4 Class D, 3.58% 5/17/12	294,189	291,941
Series 2005-1 Class D, 4.09% 8/15/12	263,563	261,377
Series 2005-3 Class C, 4.54% 5/17/13	850,000	836,860
Whinstone Capital Management Ltd. Series 1A Class B3, 6.255% 10/25/44 (c)(g)	2,584,119	2,584,119
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	258,955	257,911
TOTAL ASSET-BACKED SECURITIES (Cost $254,884,901)		248,076,402
Collateralized Mortgage Obligations - 9.9%

Private Sponsor - 6.7%
Banc of America Mortgage Securities, Inc.:
Series 2003-I Class 2A6, 4.1499% 10/25/33 (g)	5,520,000	5,419,860
Series 2003-J Class 2A2, 4.3919% 11/25/33 (g)	818,328	805,016
Series 2004-A:
Class 2A1, 3.5523% 2/25/34 (g)	479,138	466,077
Class 2A2, 4.1033% 2/25/34 (g)	2,063,352	2,017,163
Series 2004-D Class 2A1, 3.6156% 5/25/34 (g)	232,570	225,783
Series 2004-J Class 2A1, 4.7685% 11/25/34 (g)	761,755	747,731
Series 2005-H:
Class 1A1, 4.9226% 9/25/35 (g)	251,737	248,788
Class 2A2, 4.8021% 9/25/35 (g)	262,261	255,399
Bear Stearns Adjustable Rate Mortgage Trust floater Series 2005-6 Class 1A1, 5.082% 8/25/35 (g)	2,115,144	2,095,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 5.785% 1/25/35 (g)	$ 469,308	$ 467,315
Series 2005-2 Class 1A1, 5.755% 3/25/35 (g)	851,443	847,360
Series 2005-5 Class 1A1, 5.725% 7/25/35 (g)	733,371	728,942
Chase Mortgage Finance Trust:
Series 2007-A1:
Class 1A5, 4.3588% 2/25/37 (g)	157,793	155,544
Class 5A1, 4.1708% 2/25/37 (g)	1,264,407	1,233,514
Series 2007-A2:
Class 2A1, 4.243% 7/25/37 (g)	719,601	708,473
Class 3A1, 4.566% 7/25/37 (g)	5,133,562	5,041,671
Citigroup Mortgage Loan Trust Series 2004-UST1:
Class A3, 4.2265% 8/25/34 (g)	3,692,573	3,638,261
Class A4, 4.4069% 8/25/34 (g)	2,063,608	2,021,949
Countrywide Home Loans pass-thru certificates Series 2007-HY5 Class 3A1, 6.2335% 9/25/37 (g)	1,165,000	1,147,525
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	476,223	475,112
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.905% 1/25/34 (g)	147,508	147,316
Series 2004-2 Class 7A3, 5.905% 2/25/35 (g)	428,033	427,090
Series 2004-4 Class 5A2, 5.905% 3/25/35 (g)	140,692	139,626
Credit Suisse First Boston Mortgage Securities Corp.:
floater:
Series 2004-AR4 Class 5A2, 5.875% 5/25/34 (g)	61,000	60,989
Series 2004-AR5 Class 11A2, 5.875% 6/25/34 (g)	90,820	90,800
Series 2004-AR8 Class 8A2, 5.885% 9/25/34 (g)	79,376	79,339
Series 2007-AR7 Class 2A1, 4.6454% 11/25/34 (g)	775,930	762,333
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 6.01% 12/20/54 (g)	1,800,000	1,786,500
Series 2005-4 Class M2, 5.79% 12/20/54 (g)	1,300,000	1,294,892
Series 2006-1A Class C2, 6.11% 12/20/54 (c)(g)	1,100,000	1,089,176
Series 2006-2 Class C1, 5.83% 12/20/54 (g)	2,575,000	2,428,740
GSR Mortgage Loan Trust:
Series 2006-AR2 Class 4A1, 5.8537% 4/25/36 (g)	3,994,921	3,944,550
Series 2007-AR2 Class 2A1, 4.8399% 4/25/35 (g)	790,682	774,896
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 5.955% 10/25/34 (g)	672,942	671,453
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 5.895% 10/25/34 (g)	184,119	184,046
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater: - continued
Series 2004-9:
Class M2, 6.155% 1/25/35 (g)	$ 214,737	$ 214,715
Class M3, 6.205% 1/25/35 (g)	159,183	159,084
Class M4, 6.555% 1/25/35 (g)	81,194	81,164
Series 2005-1:
Class M1, 5.78% 4/25/35 (g)	254,387	253,274
Class M2, 5.82% 4/25/35 (g)	438,818	436,733
Class M3, 5.85% 4/25/35 (g)	108,114	107,445
JPMorgan Mortgage Trust:
Series 2005-A8 Class 2A3, 4.951% 11/25/35 (g)	400,000	391,544
Series 2006-A2 Class 5A1, 3.7552% 11/25/33 (g)	3,941,833	3,885,223
Series 2006-A3 Class 6A1, 3.7702% 8/25/34 (g)	1,245,230	1,209,850
Series 2006-A4 Class 1A1, 5.8257% 6/25/36 (g)	252,615	250,750
Series 2007-A1:
Class 3A2, 5.0072% 7/25/35 (g)	3,246,279	3,196,484
Class 7A3, 5.3007% 7/25/35 (g)	4,990,000	4,915,207
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 5.895% 9/26/45 (c)(g)	488,424	487,623
Lehman XS Trust floater Series 2006-GP1 Class A1, 5.595% 5/25/46 (g)	1,333,892	1,327,771
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1 Class 1A1, 5.59% 3/25/35 (g)	168,879	168,241
MASTR Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	215,261	212,839
MASTR Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2367% 8/25/17 (g)	804,819	813,185
Merrill Lynch Mortgage Investors Trust:
floater:
Series 2003-A Class 2A1, 5.895% 3/25/28 (g)	544,521	536,348
Series 2003-F Class A2, 5.6538% 10/25/28 (g)	676,134	674,695
Series 2004-B Class A2, 5.65% 6/25/29 (g)	921,752	918,304
Series 2004-C Class A2, 5.68% 7/25/29 (g)	561,436	560,556
Series 2004-D Class A2, 5.6738% 9/25/29 (g)	539,991	538,962
Series 2003-G Class XA1, 1% 1/25/29 (i)	3,156,186	4,911
Series 2003-H Class XA1, 1% 1/25/29 (i)	2,446,289	5,615
MortgageIT Trust floater Series 2004-2:
Class A1, 5.875% 12/25/34 (g)	697,070	693,220
Class A2, 5.955% 12/25/34 (g)	942,335	938,874
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 5.795% 7/25/35 (g)	1,470,937	1,464,335
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 6.01% 6/10/42 (g)	$ 915,000	$ 914,428
Series 3 Class C, 6.16% 6/10/42 (g)	1,935,000	1,902,952
Residential Asset Mortgage Products, Inc.:
sequential payer Series 2003-SL1 Class A31, 7.125% 4/25/31	557,029	561,949
Series 2005-AR5 Class 1A1, 4.7821% 9/19/35 (g)	599,618	593,091
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	376,239	364,643
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (c)	1,370,000	1,373,639
Class E, 6.706% 11/15/35 (c)	365,000	334,381
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (c)(i)	3,155,948	1,988
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 5.72% 9/20/33 (g)	227,818	227,781
Series 2004-3 Class A, 5.5706% 5/20/34 (g)	451,467	451,396
Series 2004-4 Class A, 5.6206% 5/20/34 (g)	381,713	381,653
Series 2004-5 Class A3, 5.6409% 6/20/34 (g)	430,184	429,030
Series 2004-6 Class A3A, 5.6975% 6/20/35 (g)	308,418	308,199
Series 2004-7 Class A3A, 5.7038% 8/20/34 (g)	402,101	401,340
Series 2004-8 Class A2, 5.755% 9/20/34 (g)	535,220	534,350
Series 2005-1 Class A2, 5.6325% 2/20/35 (g)	476,107	469,868
Structured Adjustable Rate Mortgage Loan Trust floater Series 2005-10 Class A1, 5.705% 6/25/35 (g)	380,901	372,088
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 5.905% 9/25/33 (c)(g)	187,865	184,049
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1708% 10/20/35 (g)	320,000	315,337
WaMu Mortgage pass-thru certificates:
Series 2003-AR10 Class A7, 4.0575% 10/25/33 (g)	920,000	897,817
Series 2004-AR7 Class A6, 3.941% 7/25/34 (g)	335,000	323,958
WaMu Mortgage Securities Corp. pass-thru certificates sequential payer:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	158,744	163,135
Series 2004-RA2 Class 2A, 7% 7/25/33	212,233	215,549
Wells Fargo Mortgage Backed Securities Trust:
sequential payer Series 2006-AR13 Class A4, 5.7598% 9/25/36 (g)	1,365,000	1,367,975
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,355,827	1,305,408
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (g)	200,592	195,624
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	4,147,934	4,057,250
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust: - continued
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (g)	$ 397,331	$ 389,757
Series 2005-AR4 Class 2A2, 4.5234% 4/25/35 (g)	6,957,818	6,805,547
Series 2006-AR8 Class 2A6, 5.2401% 4/25/36 (g)	3,295,000	3,234,449
TOTAL PRIVATE SPONSOR		96,153,889
U.S. Government Agency - 3.2%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	883,568	898,272
Series 1994-30 Class JA, 5% 7/25/23	231,516	231,099
Series 2006-64 Class PA, 5.5% 2/25/30	7,391,517	7,420,472
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2006-49 Class CA, 6% 2/25/31	6,748,601	6,804,082
Series 2006-54 Class PE, 6% 2/25/33	2,111,213	2,131,978
sequential payer:
Series 2001-40 Class Z, 6% 8/25/31	1,242,528	1,259,483
Series 2003-76 Class BA, 4.5% 3/25/18	3,277,342	3,202,053
Series 2004-3 Class BA, 4% 7/25/17	136,430	131,943
Freddie Mac sequential payer Series 2114 Class ZM, 6% 1/15/29	557,964	566,507
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2489 Class PD, 6% 2/15/31	69,118	69,055
Series 2535 Class PC, 6% 9/15/32	1,824,258	1,850,425
Series 2625 Class QX, 2.25% 3/15/22	93,378	92,727
Series 2640 Class QG, 2% 4/15/22	127,200	126,072
Series 2690 Class PD, 5% 2/15/27	2,980,000	2,975,787
Series 2755 Class LC, 4% 6/15/27	2,225,000	2,170,568
Series 2901 Class UM, 4.5% 1/15/30	4,524,063	4,444,130
sequential payer:
Series 2523 Class JB, 5% 6/15/15	531,661	531,421
Series 2609 Class UJ, 6% 2/15/17	1,297,511	1,319,089
Series 2635 Class DG, 4.5% 1/15/18	3,709,855	3,629,474
Series 2780 Class A, 4% 12/15/14	3,227,006	3,147,858
Series 2786 Class GA, 4% 8/15/17	1,569,983	1,520,086
Series 2970 Class YA, 5% 9/15/18	1,335,354	1,325,545
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 1803 Class A, 6% 12/15/08	$ 192,508	$ 193,370
Ginnie Mae guaranteed REMIC pass-thru securities planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	218,367	220,046
TOTAL U.S. GOVERNMENT AGENCY		46,261,542
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $143,269,216)		142,415,431
Commercial Mortgage Securities - 8.3%

280 Park Avenue Trust floater Series 2001-280 Class X1, 0.9986% 2/3/11 (c)(g)(i)	14,905,118	446,741
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4448% 2/14/43 (g)(i)	6,745,515	245,222
Banc of America Commercial Mortgage, Inc. sequential payer Series 2007-3 Class A1, 5.659% 6/10/49 (g)	1,420,798	1,442,320
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-5 Class A1, 5.185% 7/10/11	664,306	660,570
Series 2007-2 Class A1, 5.421% 1/10/12	1,083,375	1,083,712
Series 2006-6 Class XP, 0.4311% 10/10/45 (g)(i)	34,755,260	718,853
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2005-1 Class A2, 4.64% 11/10/42	1,924,351	1,912,667
Series 2002-2 Class XP, 1.7784% 7/11/43 (c)(g)(i)	6,552,208	229,160
Series 2004-6 Class XP, 0.5362% 12/10/42 (g)(i)	12,573,748	205,884
Series 2005-4 Class XP, 0.1898% 7/10/45 (g)(i)	16,889,029	139,721
Banc of America Large Loan, Inc. floater Series 2003-BBA2 Class K, 8.2113% 11/15/15 (c)(g)	150,612	151,403
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 6.085% 12/25/33 (c)(g)	1,460,993	1,439,436
Series 2004-1:
Class A, 5.865% 4/25/34 (c)(g)	672,120	671,805
Class B, 7.405% 4/25/34 (c)(g)	84,015	83,634
Class M1, 6.065% 4/25/34 (c)(g)	42,007	41,916
Class M2, 6.705% 4/25/34 (c)(g)	42,007	41,916
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2004-2:
Class A, 5.935% 8/25/34 (c)(g)	$ 774,722	$ 774,601
Class M1, 6.085% 8/25/34 (c)(g)	249,829	248,736
Series 2004-3:
Class A1, 5.875% 1/25/35 (c)(g)	927,284	926,270
Class A2, 5.925% 1/25/35 (c)(g)	144,888	144,730
Series 2005-4A:
Class A2, 5.895% 1/25/36 (c)(g)	1,344,002	1,339,802
Class B1, 6.905% 1/25/36 (c)(g)	84,000	81,336
Class M1, 5.955% 1/25/36 (c)(g)	420,000	414,225
Class M2, 5.975% 1/25/36 (c)(g)	168,000	165,323
Class M3, 6.005% 1/25/36 (c)(g)	168,000	165,454
Class M4, 6.115% 1/25/36 (c)(g)	84,000	81,848
Class M5, 6.155% 1/25/36 (c)(g)	84,000	81,598
Class M6, 6.205% 1/25/36 (c)(g)	84,000	81,165
Series 2007-1:
Class A2, 5.775% 3/25/37 (c)(g)	503,343	497,916
Class B1, 6.175% 3/25/37 (c)(g)	159,941	146,996
Class B2, 6.655% 3/25/37 (c)(g)	117,604	106,376
Class B3, 8.855% 3/25/37 (c)(g)	329,290	302,072
Class M1, 5.775% 3/25/37 (c)(g)	136,420	132,157
Class M2, 5.795% 3/25/37 (c)(g)	103,491	99,901
Class M3, 5.825% 3/27/37 (c)(g)	89,379	86,390
Class M4, 5.875% 3/25/37 (c)(g)	65,858	62,380
Class M5, 5.925% 3/25/37 (c)(g)	112,899	106,461
Class M6, 6.005% 3/25/37 (c)(g)	155,237	145,316
Series 2007-3:
Class B1, 6.455% 7/25/37 (c)(g)	116,349	114,604
Class B2, 7.105% 7/25/37 (c)(g)	300,568	296,059
Class B3, 9.505% 7/25/37 (c)(g)	155,132	152,805
Class M1, 5.815% 7/25/37 (c)(g)	101,805	101,233
Class M2, 5.845% 7/25/37 (c)(g)	106,653	106,053
Class M3, 5.875% 7/25/37 (c)(g)	174,523	173,323
Class M4, 6.005% 7/25/37 (c)(g)	276,328	273,911
Class M5, 6.105% 7/25/37 (c)(g)	135,740	134,383
Class M6, 6.305% 7/25/37 (c)(g)	106,653	105,587
Series 2007-4A:
Class A2, 5.88% 9/25/37 (c)(g)	959,793	959,794
Class B1, 8.055% 9/25/37 (c)(g)	144,218	144,218
Class B2, 8.955% 9/25/37 (c)(g)	547,033	547,033
Class M1, 6.28% 9/25/37 (c)(g)	134,272	134,272
Class M2, 6.555% 9/25/37 (c)(g)	134,272	134,272
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2007-4A:
Class M4, 7.105% 9/25/37 (c)(g)	$ 358,058	$ 358,058
Class M5, 7.255% 9/25/37 (c)(g)	358,058	358,058
Class M6, 7.455% 9/25/37 (c)(g)	358,058	358,058
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(i)	7,390,445	337,766
Series 2006-2A Class IO, 0.8495% 7/25/36 (c)(i)	16,149,563	1,493,843
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential payer Series 2004-ESA Class A3, 4.741% 5/14/16 (c)	625,000	623,266
Series 2002-TOP8 Class X2, 2.0558% 8/15/38 (c)(g)(i)	6,968,028	367,050
Series 2003-PWR2 Class X2, 0.519% 5/11/39 (c)(g)(i)	18,830,339	289,371
Series 2004-PWR6 Class X2, 0.6422% 11/11/41 (c)(g)(i)	7,562,712	184,531
Series 2005-PWR9 Class X2, 0.3895% 9/11/42 (c)(g)(i)	49,152,296	789,715
Series 2006-PW13 Class A1, 5.294% 9/11/41	2,626,137	2,620,174
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.973% 5/15/35 (c)(g)(i)	41,742,311	2,079,197
Citigroup Commercial Mortgage Trust:
sequential payer Series 2005-EMG Class A2, 4.2211% 9/20/51 (c)	985,000	962,645
Series 2004-C2 Class XP, 0.9326% 10/15/41 (c)(g)(i)	8,983,766	274,154
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3 Class X3, 0.4514% 10/15/48 (g)(i)	64,712,679	1,426,753
Series 2007-CD4 Class A1, 4.977% 12/11/49	1,498,433	1,480,537
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (g)	856,046	846,591
COMM:
floater Series 2002-FL7:
Class D, 6.1813% 11/15/14 (c)(g)	118,857	118,871
Class H, 7.8613% 11/15/14 (c)(g)	1,232,000	1,231,992
Series 2004-LBN2 Class X2, 0.9563% 3/10/39 (c)(g)(i)	2,976,460	66,376
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class B, 6.0757% 9/15/30 (g)	3,420,000	3,429,657
Commercial Mortgage Asset Trust sequential payer Series 1999-C1 Class A3, 6.64% 1/17/32	653,057	662,139
Commercial Mortgage pass-thru certificates:
floater Series 2007-FL14 Class F, 6.1113% 6/15/22 (c)(g)	946,289	941,558
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass-thru certificates: - continued
Series 2005-LP5 Class XP, 0.3685% 5/10/43 (g)(i)	$ 17,373,099	$ 194,558
Credit Suisse Commercial Mortgage Trust Series 2006-C5 Class ASP, 0.6708% 12/15/39 (g)(i)	49,120,000	1,601,946
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer Series 2004-C1 Class A2, 3.516% 1/15/37	2,760,174	2,709,226
Series 2001-CK6 Class AX, 0.645% 9/15/18 (i)	17,578,604	459,055
Series 2003-C3 Class ASP, 1.6394% 5/15/38 (c)(g)(i)	18,132,597	721,260
Series 2004-C1 Class ASP, 0.7916% 1/15/37 (c)(g)(i)	14,190,495	334,565
Series 2005-C1 Class ASP, 0.3668% 2/15/38 (c)(g)(i)	18,334,123	231,653
Series 2005-C2 Class ASP, 0.5659% 4/15/37 (c)(g)(i)	15,091,277	312,654
DLJ Commercial Mortgage Corp. sequential payer Series 2000-CF1 Class A1B, 7.62% 6/10/33	1,732,872	1,813,161
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class D, 6.484% 3/15/33	1,360,000	1,376,565
First Union-Lehman Brothers Commercial Mortgage Trust sequential payer Series 1997-C2 Class A3, 6.65% 11/18/29	291,801	290,942
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2004-C3 Class A2, 4.433% 7/10/39	4,015,000	3,948,210
Series 2001-1 Class X1, 0.4254% 5/15/33 (c)(g)(i)	10,686,041	318,499
GE Capital Mall Finance Corp. Series 1998-1A Class B2, 7.25% 9/13/28 (c)(g)	1,490,000	1,492,449
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36	735,000	724,779
Class C, 5.707% 2/15/36	910,000	914,967
GMAC Commercial Mortgage Securities, Inc.:
sequential payer Series 2003-C2 Class A1, 4.576% 5/10/40	4,686,990	4,612,516
Series 2004-C3 Class X2, 0.6778% 12/10/41 (g)(i)	11,564,384	223,908
Series 2006-C1 Class XP, 0.156% 11/10/45 (g)(i)	22,638,450	175,801
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (c)	1,150,000	1,148,687
Series 2003-C2 Class XP, 1.0034% 1/5/36 (c)(g)(i)	20,904,250	462,998
Series 2005-GG3 Class XP, 0.7862% 8/10/42 (c)(g)(i)	53,366,587	1,248,415
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class C, 5.65% 3/1/20 (c)(g)	$ 720,000	$ 705,600
Class D, 5.7% 3/1/20 (c)(g)	215,000	210,700
Class E, 5.77% 3/1/20 (c)(g)	360,000	352,800
Class F, 5.81% 3/1/20 (c)(g)	180,000	176,400
Class G, 5.85% 3/1/20 (c)(g)	90,000	88,200
Class H, 5.98% 3/1/20 (c)(g)	150,000	146,250
Class J:
6.18% 3/1/20 (c)(g)	215,000	209,625
6.38% 3/1/20 (c)(g)	150,000	146,250
sequential payer Series 2003-C1 Class A2A, 3.59% 1/10/40	1,677,298	1,663,481
GS Mortgage Securities Trust Series 2007-GG10 Class A1, 5.69% 8/10/45	918,242	923,687
Hilton Hotel Pool Trust:
sequential payer Series 2000-HLTA Class A1, 7.055% 10/3/15 (c)	436,344	443,263
Series 2000-HLTA Class D, 7.555% 10/3/15 (c)	1,275,000	1,355,081
Host Marriott Pool Trust sequential payer Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	263,516	268,136
Class B, 7.3% 8/3/15 (c)	505,000	524,499
Class D, 7.97% 8/3/15 (c)	425,000	445,958
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer:
Series 2001-C1 Class A2, 5.464% 10/12/35	1,361,852	1,359,469
Series 2006-LDP9 Class A1, 5.17% 5/15/47 (g)	1,273,473	1,264,958
Series 2002-C3 Class X2, 1.166% 7/12/35 (c)(g)(i)	5,544,885	118,023
Series 2003-CB7 Class X2, 0.7548% 1/12/38 (c)(g)(i)	3,996,716	76,238
Series 2003-LN1 Class X2, 0.6608% 10/15/37 (c)(g)(i)	24,240,862	381,789
Series 2004-C1 Class X2, 0.9771% 1/15/38 (c)(g)(i)	3,685,663	95,554
Series 2004-CB8 Class X2, 1.1078% 1/12/39 (c)(g)(i)	4,500,943	134,433
LB Commercial Conduit Mortgage Trust sequential payer:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,494,362	2,501,605
Series 1999-C1 Class A2, 6.78% 6/15/31	2,545,980	2,581,374
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,439,989
Commercial Mortgage Securities - continued
	Principal Amount	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2006-C6 Class A1, 5.23% 9/15/39	$ 783,091	$ 780,339
Series 2006-C7 Class A1, 5.279% 11/15/38	375,829	375,301
Series 2007-C1 Class A1, 5.391% 2/15/40 (g)	543,675	543,377
Series 2002-C4 Class XCP, 1.3937% 10/15/35 (c)(g)(i)	11,093,503	283,632
Series 2002-C7 Class XCP, 0.8884% 1/15/36 (c)(g)(i)	8,437,751	166,192
Series 2003-C1 Class XCP, 1.2963% 12/15/36 (c)(g)(i)	5,776,896	135,246
Series 2004-C2 Class XCP, 1.1169% 3/1/36 (c)(g)(i)	10,074,481	261,652
Series 2004-C6 Class XCP, 0.6863% 8/15/36 (c)(g)(i)	14,091,741	254,667
Series 2005-C7 Class XCP, 0.2116% 11/15/40 (g)(i)	90,029,398	744,624
Series 2006-C1 Class XCP, 0.35% 2/15/41 (g)(i)	62,000,694	952,504
Series 2006-C6 Class XCP, 0.6468% 9/15/39 (g)(i)	28,335,000	861,129
Series 2007-C1 Class XCP, 0.4593% 2/15/40 (g)(i)	11,025,000	283,076
Series 2007-C2:
Class A1, 5.226% 2/15/40	463,760	462,011
Class XCP, 0.5106% 2/17/40 (g)(i)	50,750,000	1,445,685
LB-UBS Westfield Trust:
Series 2001-WM Class X, 0.5409% 7/14/16 (c)(g)(i)	12,071,576	233,016
Series 2001-WM, 6.754% 7/14/16 (c)	1,085,000	1,125,476
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.6688% 12/16/14 (c)(g)	1,420,000	1,418,774
Class K1, 8.1688% 12/16/14 (c)(g)	730,000	714,831
Merrill Lynch Mortgage Trust:
sequential payer Series 2007-C1 Class A1, 4.533% 7/12/40	2,000,000	1,974,530
Series 2002-MW1 Class XP, 1.5117% 7/12/34 (c)(g)(i)	4,320,120	117,754
Series 2005-GGP1 Class H, 4.374% 11/15/10	1,240,000	1,229,756
Series 2005-MCP1 Class XP, 0.5643% 6/12/43 (g)(i)	14,541,194	348,954
Series 2005-MKB2 Class XP, 0.2721% 9/12/42 (g)(i)	7,236,690	71,781
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class XP, 0.6718% 12/12/49 (g)(i)	22,438,739	720,544
ML-CFC Commercial Mortgage Trust Series 2007-6 Class A1, 5.175% 3/12/51	582,279	578,492
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ8 Class A1, 5.124% 3/12/44	378,937	376,727
Series 2006-T23 Class A1, 5.682% 8/12/41	692,920	697,953
Commercial Mortgage Securities - continued
	Principal Amount	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2007-HQ11 Class A1, 5.246% 2/20/44 (g)	$ 889,676	$ 885,377
Series 2007-IQ14 Class A1, 5.38% 4/15/49	1,866,450	1,861,229
Series 2007-HQ12 Series A1, 5.519% 4/12/49 (g)	1,046,970	1,045,871
Morgan Stanley Capital I, Inc.:
sequential payer Series 2003-IQ5:
Class A2, 4.09% 4/15/38	491,436	487,291
Class X2, 0.906% 4/15/38 (c)(g)(i)	7,839,530	192,030
Series 2003-IQ6 Class X2, 0.5905% 12/15/41 (c)(g)(i)	14,519,522	288,609
Series 2005-HQ5 Class X2, 0.3258% 1/14/42 (g)(i)	15,842,455	163,201
Series 2005-IQ9 Class X2, 1.0449% 7/15/56 (c)(g)(i)	14,451,554	520,494
Series 2005-TOP17 Class X2, 0.6008% 12/13/41 (g)(i)	10,262,513	253,241
Morgan Stanley Dean Witter Capital I Trust:
Series 2003-HQ2 Class X2, 1.353% 3/12/35 (c)(g)(i)	10,748,809	427,894
Series 2003-TOP9 Class X2, 1.4623% 11/13/36 (c)(g)(i)	6,932,706	268,164
Mortgage Capital Funding, Inc. sequential payer Series 1998-MC2 Class A2, 6.423% 6/18/30	657,283	656,130
NationsLink Funding Corp. Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,090,270
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 5.98% 3/24/18 (c)(g)	752,093	750,917
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (c)	572,633	571,419
Class E3, 7.253% 3/15/13 (c)	842,203	838,327
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2003-C7 Class A1, 4.241% 10/15/35 (c)	2,281,389	2,225,335
Series 2007-C30 Class A1, 5.031% 12/15/43	841,791	833,225
Series 2007-C31 Class A1, 5.14% 4/15/47	731,425	725,010
Series 2004-C14 Class PP, 5.14% 8/15/41 (c)(g)	1,549,800	1,424,586
Series 2005-C18 Class XP, 0.3361% 4/15/42 (g)(i)	21,820,511	288,751
Series 2006-C23 Class X, 0.0825% 1/15/45 (c)(g)(i)	280,362,982	1,692,299
Series 2006-C24 Class XP, 0.0767% 3/15/45 (c)(g)(i)	46,045,602	284,728
Series 2007-C30 Class XP, 0.4376% 12/15/43 (c)(g)(i)	52,500,000	1,252,461
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $121,466,088)		119,498,978
Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount	Value
United Mexican States 4.625% 10/8/08 (Cost $2,244,414)	$ 2,265,000	$ 2,245,749
Fixed-Income Funds - 10.9%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (h)	173,613	16,569,600
Fidelity Corporate Bond 1-5 Year Central Fund (h)	217,343	21,521,310
Fidelity Ultra-Short Central Fund (h)	1,255,141	118,673,581
TOTAL FIXED-INCOME FUNDS (Cost $163,628,514)		156,764,491
Preferred Securities - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Commercial Banks - 0.1%
National Westminster Bank PLC 7.75% (g) (Cost $1,487,045)	$ 1,430,000	1,475,549
Cash Equivalents - 18.4%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at:
5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) #	$ 73,134,634	73,091,000
5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (a)	191,764,990	191,650,000
TOTAL CASH EQUIVALENTS (Cost $264,741,000)		264,741,000
TOTAL INVESTMENT PORTFOLIO - 116.6% (Cost $1,696,930,881)		1,678,778,188
NET OTHER ASSETS - (16.6)%		(239,245,230)
NET ASSETS - 100%		$ 1,439,532,958
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
148 Eurodollar 90 Day Index Contracts	Sept. 2007	$ 145,962,225	$ (197,417)
148 Eurodollar 90 Day Index Contracts	Dec. 2007	146,174,050	48,658
148 Eurodollar 90 Day Index Contracts	March 2008	146,283,200	173,783
148 Eurodollar 90 Day Index Contracts	June 2008	146,314,650	44,217
148 Eurodollar 90 Day Index Contracts	Sept. 2008	146,312,800	74,483
97 Eurodollar 90 Day Index Contracts	Dec. 2008	95,884,500	38,737
TOTAL EURODOLLAR CONTRACTS			182,461
Sold
Eurodollar Contracts
24 Eurodollar 90 Day Index Contracts	March 2009	23,720,700	(10,121)
15 Eurodollar 90 Day Index Contracts	June 2009	14,823,375	(24,435)
15 Eurodollar 90 Day Index Contracts	Sept. 2009	14,821,875	(23,885)
15 Eurodollar 90 Day Index Contracts	Dec. 2009	14,819,625	(23,135)
15 Eurodollar 90 Day Index Contracts	March 2010	14,818,125	(22,185)
14 Eurodollar 90 Day Index Contracts	June 2010	13,828,500	(19,656)
14 Eurodollar 90 Day Index Contracts	Sept. 2010	13,826,750	(18,956)
14 Eurodollar 90 Day Index Contracts	Dec. 2010	13,824,475	(18,081)
5 Eurodollar 90 Day Index Contracts	March 2011	4,936,750	(6,020)
TOTAL EURODOLLAR CONTRACTS			(166,474)
			$ 15,987

Swap Agreements
		Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34

	Oct. 2034	$ 362,000	$ (63,557)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ (88,466)
Receive monthly notional amount multiplied by 3.3% and pay to Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 6.88% 11/25/34	Dec. 2034	405,000	(110,221)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7, Class B3, 9.01% 8/25/34	Sept. 2034	362,000	(89,524)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	362,000	(55,839)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	362,000	(40,222)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	362,000	(60,420)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	362,000	(51,204)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 330,000	$ (102,337)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	362,000	(111,770)
Receive monthly notional amount multiplied by 1.9% and pay Morgan Stanley, Inc., upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2006-HE3 Class B3, 7.2225% 4/25/36	May 2036	800,000	(658,259)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	31,876	(979)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	107,663	(15,260)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	49,761	(40,391)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	619,595	(134,449)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.5% and pay Goldman Sachs upon credit event of Merrill Lynch Mortgage Investors, Inc., par value of the notional amount of Merrill Lynch Mortgage Investors, Inc. Series 2006 HE5, Class B3, 7.32% 8/25/37

	Sept. 2037	$ 2,500,000	$ (1,736,479)
Receive monthly notional amount multiplied by 3.6% and pay Goldman Sachs upon credit event of Nomura Home Equity Loan, Inc., par value of the notional amount of Nomura Home Equity Loan, Inc. Series 2006-HE3 Class M9, 7.17% 7/25/36	August 2036	2,500,000	(1,571,386)
Receive monthly notional amount multiplied by 3.7% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.25% 7/25/36	August 2036	2,500,000	(1,934,358)
Receive monthly notional amount multiplied by 3.8% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust 2006-8 Class M9, 7.17% 9/25/36	Oct. 2036	2,500,000	(1,665,000)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	362,000	(104,588)
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon credit event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	1,000,000	4,253
Receive quarterly notional amount multiplied by .48% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	2,675,000	(22,891)
Receive quarterly notional amount multiplied by .5% and pay Deutsche Bank upon credit event of Fannie Mae, par value of the notional amount of Fannie Mae 5.25% 8/1/12	Sept. 2012	1,100,000	1,319
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .54% and pay to Morgan Stanley, Inc. upon credit event of Fannie Mae, par value of the notional amount of Fannie Mae 5.25% 8/1/12	Sept. 2012	$ 1,055,000	$ 3,203
Receive quarterly notional amount multiplied by .55% and pay Deutsche Bank upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	1,300,000	(34,982)
Receive quarterly notional amount multiplied by .58% and pay Deutsche Bank upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	300,000	(7,823)
Receive quarterly notional amount multiplied by .59% and pay Bank of America upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	300,000	(7,736)
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	600,000	(15,471)
Receive quarterly notional amount multiplied by .78% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Dec. 2008	2,600,000	(23,420)
TOTAL CREDIT DEFAULT SWAPS		26,569,895	(8,738,257)
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2007	6,400,000	(39,984)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 15 basis points and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	May 2008	8,280,000	(50,694)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swaps - continued
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	April 2008	$ 13,200,000	$ 112,769
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	13,000,000	(1,424,715)
TOTAL TOTAL RETURN SWAPS		40,880,000	(1,402,624)
		$ 67,449,895	$ (10,140,881)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $135,313,520 or 9.4% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,003,906.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $6,675,975.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,597,881 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Iberbond 2004 PLC 4.826% 12/24/17	11/30/05	$ 2,575,394
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$73,091,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 1,688,878
Banc of America Securities LLC	25,881,949
Bank of America, NA	11,633,075
Bear Stearns & Co., Inc.	1,454,134
Citigroup Global Markets, Inc.	4,586,290
Credit Suisse Securities (USA) LLC	2,908,269
Greenwich Capital Markets, Inc.	1,454,134
HSBC Securities (USA), Inc.	2,908,269
ING Financial Markets LLC	5,816,538
Societe Generale, New York Branch	8,724,806
UBS Securities LLC	2,835,562
WestLB AG	3,199,096
$ 73,091,000
$191,650,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 122,818,632
Citigroup Global Markets, Inc.	16,194,812
Countrywide Securities Corp.	52,636,556
$ 191,650,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 789,439
Fidelity Corporate Bond 1-5 Year Central Fund	1,101,171
Fidelity Ultra-Short Central Fund	6,442,522
Total	$ 8,333,132

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 17,359,192*	$ -	$ 16,569,600	0.6%
Fidelity Corporate Bond 1-5 Year Central Fund	-	25,861,252*	4,091,756	21,521,310	2.3%
Fidelity Ultra-Short Central Fund	64,284,463	60,499,000	-	118,673,581	0.9%
Total	$ 64,284,463	$ 103,719,444	$ 4,091,756	$ 156,764,491
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information

At August 31, 2007, the fund had a capital loss carryforward of approximately $15,914,126 of which $3,743,962, $6,438,298, $4,621,616 and $1,110,250 will expire on August 31, 2008, 2013, 2014 and 2015, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $186,079,840 and repurchase agreements of $264,741,000) - See accompanying schedule: Unaffiliated issuers (cost $1,533,302,367)	$ 1,522,013,697
Fidelity Central Funds (cost $163,628,514)	156,764,491
Total Investments (cost $1,696,930,881)		$ 1,678,778,188
Cash		34,752
Receivable for investments sold		641,127
Receivable for swap agreements		45,593
Receivable for fund shares sold		1,831,873
Interest receivable		10,222,402
Distributions receivable from Fidelity Central Funds		781,265
Prepaid expenses		1,824
Total assets		1,692,337,024

Liabilities
Payable for investments purchased Regular delivery	$ 2,078,849
Delayed delivery	43,231,586
Payable for fund shares redeemed	3,842,672
Distributions payable	694,229
Swap agreements, at value	10,140,881
Accrued management fee	378,639
Distribution fees payable	238,468
Payable for daily variation on futures contracts	136,000
Other affiliated payables	298,625
Other payables and accrued expenses	114,117
Collateral on securities loaned, at value	191,650,000
Total liabilities		252,804,066

Net Assets		$ 1,439,532,958
Net Assets consist of:
Paid in capital		$ 1,485,473,293
Distributions in excess of net investment income		(971,192)
Accumulated undistributed net realized gain (loss) on investments		(16,691,556)
Net unrealized appreciation (depreciation) on investments		(28,277,587)
Net Assets		$ 1,439,532,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($412,411,670 ÷ 44,577,315 shares)	$ 9.25

Maximum offering price per share (100/98.50 of $9.25)	$ 9.39
Class T: Net Asset Value and redemption price per share ($516,227,047 ÷ 55,760,691 shares)	$ 9.26

Maximum offering price per share (100/98.50 of $9.26)	$ 9.40
Class B: Net Asset Value and offering price per share ($19,895,342 ÷ 2,146,668 shares)A	$ 9.27

Class C: Net Asset Value and offering price per share ($129,104,568 ÷ 13,940,111 shares)A	$ 9.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($361,894,331 ÷ 39,092,026 shares)	$ 9.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended August 31, 2007

Investment Income
Dividends		$ 189,838
Interest		61,943,941
Income from Fidelity Central Funds		8,333,132
Total income		70,466,911

Expenses
Management fee	$ 4,310,171
Transfer agent fees	2,962,919
Distribution fees	2,974,921
Accounting and security lending fees	476,796
Custodian fees and expenses	46,489
Independent trustees' compensation	4,454
Registration fees	127,763
Audit	127,103
Legal	10,633
Miscellaneous	11,536
Total expenses before reductions	11,052,785
Expense reductions	(29,466)	11,023,319
Net investment income		59,443,592
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,054,961)
Fidelity Central Funds	(27,419)
Futures contracts	(1,194,804)
Swap agreements	(814,054)
Capital gain distributions from Fidelity Central Funds	16,854
Total net realized gain (loss)		(5,074,384)
Change in net unrealized appreciation (depreciation) on Investment securities:
Unaffiliated issuers	(2,594,325)
Fidelity Central Funds	(7,120,240)
Futures contracts	905,702
Swap agreements	(10,243,244)
Total change in net unrealized appreciation (depreciation)		(19,052,107)
Net gain (loss)		(24,126,491)
Net increase (decrease) in net assets resulting from operations		$ 35,317,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 59,443,592	$ 42,146,588	$ 36,619,084
Net realized gain (loss)	(5,074,384)	(4,606,426)	(3,684,213)
Change in net unrealized appreciation (depreciation)	(19,052,107)	4,981,529	(23,367,389)
Net increase (decrease) in net assets resulting from operations	35,317,101	42,521,691	9,567,482
Distributions to shareholders from net investment income	(57,472,140)	(42,502,712)	(36,325,031)
Distributions to shareholders from net realized gain	-	-	(1,086,013)
Total distributions	(57,472,140)	(42,502,712)	(37,411,044)
Share transactions - net increase (decrease)	157,600,679	4,457,199	27,080,998
Total increase (decrease) in net assets	135,445,640	4,476,178	(762,564)

Net Assets
Beginning of period	1,304,087,318	1,299,611,140	1,300,373,704

End of period (including distributions in excess of net investment income of $971,192 and undistributed net investment income of $1,661,637 and undistributed net investment income of $3,415,768, respectively)

	$ 1,439,532,958	$ 1,304,087,318	$ 1,299,611,140

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49
Income from Investment Operations
Net investment incomeE	.414	.305	.281	.202	.261	.381
Net realized and unrealized gain (loss)	(.154)	.002	(.204)	.040	.128	(.034)
Total from investment operations	.260	.307	.077	.242	.389	.347
Distributions from net investment income	(.400)	(.307)	(.279)	(.192)	(.279)	(.397)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.400)	(.307)	(.287)	(.192)	(.279)	(.397)
Net asset value, end of period	$ 9.25	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44
Total ReturnB, C, D	2.79%	3.33%	.81%	2.56%	4.16%	3.78%
Ratios to Average Net AssetsF, I
Expenses before reductions	.78%	.78%A	.85%	.87%	.81%	.80%
Expenses net of fee waivers, if any	.78%	.78%A	.85%	.87%	.81%	.80%
Expenses net of all reductions	.77%	.78%A	.85%	.87%	.81%	.80%
Net investment income	4.41%	3.91%A	2.96%	2.13%	2.74%	4.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 412,412	$ 377,221	$ 369,512	$ 357,760	$ 186,290	$ 106,018
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment incomeE	.417	.308	.284	.207	.261	.381
Net realized and unrealized gain (loss)	(.154)	.002	(.194)	.038	.118	(.036)
Total from investment operations	.263	.310	.090	.245	.379	.345
Distributions from net investment income	(.403)	(.310)	(.282)	(.195)	(.279)	(.395)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.403)	(.310)	(.290)	(.195)	(.279)	(.395)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45
Total ReturnB, C, D	2.82%	3.36%	.95%	2.59%	4.04%	3.75%
Ratios to Average Net AssetsF, I
Expenses before reductions	.75%	.74%A	.81%	.83%	.82%	.82%
Expenses net of fee waivers, if any	.75%	.74%A	.81%	.83%	.82%	.82%
Expenses net of all reductions	.75%	.74%A	.81%	.83%	.82%	.82%
Net investment income	4.44%	3.95%A	2.99%	2.16%	2.73%	4.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 516,227	$ 514,917	$ 544,662	$ 517,440	$ 468,931	$ 388,495
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006H	2005L	2004L	2003L	2002I, L
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment incomeE	.344	.247	.210	.130	.183	.281
Net realized and unrealized gain (loss)	(.155)	.002	(.194)	.038	.120	(.234)
Total from investment operations	.189	.249	.016	.168	.303	.047
Distributions from net investment income	(.329)	(.249)	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.329)	(.249)	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.27	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46
Total ReturnB, C, D	2.01%	2.68%	.17%	1.77%	3.23%	.50%
Ratios to Average Net AssetsF, J
Expenses before reductions	1.54%	1.54%A	1.61%	1.63%	1.61%	1.86%A
Expenses net of fee waivers, if any	1.54%	1.54%A	1.60%	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.53%	1.53%A	1.60%	1.63%	1.61%	1.65%A
Net investment income	3.65%	3.15%A	2.21%	1.36%	1.94%	3.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,895	$ 30,678	$ 39,190	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rateG	91%K	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment incomeE	.340	.244	.206	.129	.182	.304
Net realized and unrealized gain (loss)	(.155)	.002	(.204)	.048	.118	(.037)
Total from investment operations	.185	.246	.002	.177	.300	.267
Distributions from net investment income	(.325)	(.246)	(.204)	(.117)	(.200)	(.317)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.325)	(.246)	(.212)	(.117)	(.200)	(.317)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45
Total ReturnB, C, D	1.98%	2.65%	.02%	1.86%	3.19%	2.90%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.57%	1.58%A	1.64%	1.65%	1.64%	1.64%
Expenses net of fee waivers, if any	1.57%	1.58%A	1.64%	1.65%	1.64%	1.64%
Expenses net of all reductions	1.57%	1.57%A	1.64%	1.65%	1.64%	1.63%
Net investment income	3.62%	3.12%A	2.16%	1.34%	1.91%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 129,105	$ 156,364	$ 194,992	$ 273,166	$ 359,779	$ 283,046
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 J	2004 J	2003 J	2002 J
Selected Per-share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment income D	.435	.321	.301	.225	.278	.397
Net realized and unrealized gain (loss)	(.154)	.003	(.194)	.038	.119	(.043)
Total from investment operations	.281	.324	.107	.263	.397	.363
Distributions from net investment income	(.421)	(.324)	(.299)	(.213)	(.297)	(.413)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.421)	(.324)	(.307)	(.213)	(.297)	(.413)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45
Total Return B, C	3.02%	3.51%	1.14%	2.78%	4.24%	3.95%
Ratios to Average Net Assets E,H
Expenses before reductions	.55%	.57%A	.63%	.64%	.63%	.64%
Expenses net of fee waivers, if any	.55%	.57%A	.63%	.64%	.63%	.64%
Expenses net of all reductions	.55%	.57%A	.63%	.64%	.63%	.63%
Net investment income	4.64%	4.12%A	3.18%	2.35%	2.92%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 361,894	$ 224,908	$ 151,257	$ 98,505	$ 91,138	$ 65,330
Portfolio turnover rate F	91%I	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

1. Organization.

Fidelity Advisor Short Fixed-Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

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Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent

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3. Significant Accounting Policies - continued

Security Valuation - continued

pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,954,366
Unrealized depreciation	(30,972,940)
Net unrealized appreciation (depreciation)	(26,018,574)
Capital loss carryforward	(15,914,126)

Cost for federal income tax purposes	$ 1,704,796,762

The tax character of distributions paid was as follows:

	August 31, 2007	Ten months ended August 31, 2006	October 31, 2005
Ordinary Income	$ 57,472,140	$ 42,502,712	$ 37,411,044

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $346,066,383 and $284,696,380, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 586,366	$ 14,195
Class T	0%	.15%	775,624	1,374
Class B	.65%	.25%	220,591	159,398
Class C	.75%	.25%	1,392,340	144,029
			$ 2,974,921	$ 318,996

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 39,362
Class T	28,646
Class B*	39,197
Class C*	19,781
$ 126,986

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 976,657.25
Class T	1,147,845.22
Class B	63,539.26
Class C	274,540.20
Institutional Class	500,338.17
	$ 2,962,919

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of two newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Fund in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table. Each exchange is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed- Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 13,005,677	$ -	130,057
Corporate Bond 1-5 Year Central Fund	25,637,592	56,555	256,376
Total	$ 38,643,269	$ 56,555	386,433

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,090 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $113,374.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19,599. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,662
Institutional Class	3,509
$ 6,171

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
From net investment income
Class A	$ 16,688,665	$ 12,371,759	$ 10,743,507
Class T	22,186,363	18,159,068	15,909,371
Class B	850,272	922,482	982,753
Class C	4,805,418	4,436,853	4,841,882
Institutional Class	12,941,422	6,612,550	3,847,518
Total	$ 57,472,140	$ 42,502,712	$ 36,325,031

From net realized gain
Class A	$ -	$ -	$ 299,982
Class T	-	-	436,716
Class B	-	-	43,394
Class C	-	-	219,150
Institutional Class	-	-	86,771
Total	$ -	$ -	$ 1,086,013

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	16,613,696	13,781,754	15,866,789
Reinvestment of distributions	1,587,733	1,164,878	1,023,632
Shares redeemed	(13,781,919)	(14,130,761)	(14,827,970)
Net increase (decrease)	4,419,510	815,871	2,062,451
Class T
Shares sold	19,335,798	18,789,041	25,539,658
Reinvestment of distributions	2,112,360	1,720,934	1,515,180
Shares redeemed	(20,467,284)	(23,681,399)	(22,986,919)
Net increase (decrease)	980,874	(3,171,424)	4,067,919
Class B
Shares sold	916,395	711,278	991,898
Reinvestment of distributions	76,879	83,920	89,903
Shares redeemed	(2,106,976)	(1,700,424)	(2,482,456)
Net increase (decrease)	(1,113,702)	(905,226)	(1,400,655)
Class C
Shares sold	2,247,485	3,061,743	3,789,292
Reinvestment of distributions	326,579	299,595	341,788
Shares redeemed	(5,263,789)	(7,473,257)	(11,828,809)
Net increase (decrease)	(2,689,725)	(4,111,919)	(7,697,729)
Institutional Class
Shares sold	21,192,347	11,831,199	9,882,466
Reinvestment of distributions	1,130,797	578,334	310,507
Shares redeemed	(7,160,362)	(4,575,139)	(4,357,149)
Net increase (decrease)	15,162,782	7,834,394	5,835,824

Annual Report

12. Share Transactions - continued

	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	$ 156,014,787	$ 129,044,621	$ 150,493,785
Reinvestment of distributions	14,900,027	10,907,076	9,698,542
Shares redeemed	(129,393,235)	(132,254,551)	(140,591,886)
Net increase (decrease)	$ 41,521,579	$ 7,697,146	$ 19,600,441
Class T
Shares sold	$ 181,733,172	$ 176,100,769	$ 242,408,838
Reinvestment of distributions	19,843,376	16,127,835	14,364,388
Shares redeemed	(192,353,864)	(221,798,081)	(218,160,605)
Net increase (decrease)	$ 9,222,684	$ (29,569,477)	$ 38,612,621
Class B
Shares sold	$ 8,591,803	$ 6,669,015	$ 9,428,825
Reinvestment of distributions	723,561	787,418	853,530
Shares redeemed	(19,833,218)	(15,948,229)	(23,589,493)
Net increase (decrease)	$ (10,517,854)	$ (8,491,796)	$ (13,307,138)
Class C
Shares sold	$ 21,090,690	$ 28,665,169	$ 35,934,636
Reinvestment of distributions	3,069,001	2,808,534	3,242,233
Shares redeemed	(49,508,922)	(70,075,282)	(112,353,549)
Net increase (decrease)	$ (25,349,231)	$ (38,601,579)	$ (73,176,680)
Institutional Class
Shares sold	$ 199,239,817	$ 110,869,017	$ 93,788,947
Reinvestment of distributions	10,613,254	5,418,576	2,942,021
Shares redeemed	(67,129,570)	(42,864,688)	(41,379,214)
Net increase (decrease)	$ 142,723,501	$ 73,422,905	$ 55,351,754

13. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 2007, the ten month period ended August 31, 2006 and the year ended October 31, 2005, and the financial highlights for the year ended August 31, 2007, the ten month period ended August 31, 2006 and for each of the four years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2007, the ten month period ended August 31, 2006 and the year ended October 31, 2005, and its financial highlights for the year ended August 31, 2007, the ten month period ended August 31, 2006 and for each of the four years in the period ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

Annual Report

October 30, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Short Fixed-Income. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Short Fixed-Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of 3.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,496,574 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed-Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Short Fixed-Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Short Fixed-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFI-UANN-1007
1.784769.104

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Short Fixed-Income

Fund - Institutional Class

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	3.02%	3.14%	4.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Institutional Class on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-3 Year U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund during most of the period covered by this report, and Robert Galusza, who became Lead Portfolio Manager of the fund on July 1, 2007. Dudley remained on the fund as Co-Manager.

A subprime mortgage loan crisis and an emerging credit crunch contributed to subpar performance for some sectors of the investment-grade bond market during the year ending August 31, 2007. While returns for high-grade debt were fairly solid overall, they also were tempered by the Federal Reserve Board's decision not to lower interest rates as bond investors had hoped. During the year, the Lehman Brothers® U.S. Aggregate Index gained 5.26%. Within the index, Treasuries - the bond market's highest-quality debt instrument - fared best, as many investors fled riskier fixed-income securities. The asset-backed category - home to volatile subprime mortgages, as well as credit card debt and auto loans - had the weakest performance.

During the period, the fund's Class A, Class T, Class B and Class C shares gained 2.79%, 2.82%, 2.01% and 1.98%, respectively (excluding sales charges), while the Lehman Brothers 1-3 Year U.S. Government/Credit Index returned 5.42%. Our significant underperformance stemmed largely from the fund's sizable exposure to subprime mortgage securities. I held these securities - and others - both directly and indirectly through central funds, investment vehicles that are managed by Fidelity fixed-income portfolio managers who cover the central fund's particular core segment. Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets, had a big negative impact on the fund through its suprime exposure. In early 2007, the fund's modest stake in lower-quality subprime holdings faltered, reflecting weakness in the housing market. Later, a massive unwinding of leverage by investors such as hedge funds caused higher-rated securities - which made up the bulk of the fund's subprime stake - to join their lower-quality counterparts in a major sell-off. Higher-quality securities saw an uptick in the final weeks of the period, although not enough to wipe away their earlier losses. Another detractor was the fund's stake in commercial mortgage-backed securities, which came under some pressure as investors repriced risk. Overweighting very-short-term securities and those with maturities longer than two years hurt because they underperformed the two-year bonds that dominate the index. In contrast, our out-of-benchmark position in mortgage pass-through securities performed slightly better than the index. Furthermore, while our corporates cost the fund some ground, select holdings in the industrials segment also performed well.

During the period, the fund's Institutional Class shares gained 3.02%, while the Lehman Brothers 1-3 Year U.S. Government/Credit Index returned 5.42%. Our significant underperformance stemmed largely from the fund's sizable exposure to subprime mortgage securities. I held these securities - and others - both directly and indirectly through central funds, investment vehicles that are managed by Fidelity fixed-income portfolio managers who cover the central fund's particular core segment. Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets, had a big negative impact on the fund through its suprime exposure. In early 2007, the fund's modest stake in lower-quality subprime holdings faltered, reflecting weakness in the housing market. Later, a massive unwinding of leverage by investors such as hedge funds caused higher-rated securities - which made up the bulk of the fund's subprime stake - to join their lower-quality counterparts in a major sell-off. Higher-quality securities saw an uptick in the final weeks of the period, although not enough to wipe away their earlier losses. Another detractor was the fund's stake in commercial mortgage-backed securities, which came under some pressure as investors repriced risk. Overweighting very-short-term securities and those with maturities longer than two years hurt because they underperformed the two-year bonds that dominate the index. In contrast, our out-of-benchmark position in mortgage pass-through securities performed slightly better than the index. Furthermore, while our corporates cost the fund some ground, select holdings in the industrials segment also performed well.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Class A
Actual	$ 1,000.00	$ 1,003.00	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Class T
Actual	$ 1,000.00	$ 1,003.20	$ 3.74
HypotheticalA	$ 1,000.00	$ 1,021.48	$ 3.77
Class B
Actual	$ 1,000.00	$ 999.20	$ 7.66
HypotheticalA	$ 1,000.00	$ 1,017.54	$ 7.73
Class C
Actual	$ 1,000.00	$ 999.00	$ 7.86
HypotheticalA	$ 1,000.00	$ 1,017.34	$ 7.93
Institutional Class
Actual	$ 1,000.00	$ 1,004.20	$ 2.73
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.77%
Class T	.74%
Class B	1.52%
Class C	1.56%
Institutional Class	.54%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2007	As of February 28, 2007
U.S.Government and U.S.Government Agency Obligations 35.1%	U.S.Government and U.S.Government Agency Obligations 32.4%
AAA 24.4%	AAA 25.4%
AA 6.1%	AA 6.2%
A 9.2%	A 9.8%
BBB 19.8%	BBB 22.4%
BB and Below 1.4%	BB and Below 1.3%
Not Rated 1.0%	Not Rated 1.6%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 0.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2007
6 months ago
Years	2.4	2.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2007
6 months ago
Years	1.7	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2007 *		As of February 28, 2007 **
	Corporate Bonds 22.9%		Corporate Bonds 26.6%
	U.S. Government and U.S. Government Agency Obligations 35.1%		U.S. Government and U.S. Government Agency Obligations 32.4%
	Asset-Backed Securities 20.9%		Asset-Backed Securities 23.3%
	CMOs and Other Mortgage Related Securities 17.8%		CMOs and Other Mortgage Related Securities 16.7%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 0.9%
*Foreign investments	7.3%	**Foreign investments	8.2%
*Futures and Swaps	13.3%	**Futures and Swaps	15.6%

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Nonconvertible Bonds - 20.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.6%
DaimlerChrysler NA Holding Corp.:
5.75% 8/10/09	$ 5,820,000	$ 5,850,439
5.79% 3/13/09 (g)	2,650,000	2,634,100
		8,484,539
Household Durables - 0.3%
Whirlpool Corp. 6.125% 6/15/11	4,500,000	4,586,504
Media - 1.7%
AOL Time Warner, Inc. 6.75% 4/15/11	3,000,000	3,118,116
Continental Cablevision, Inc. 9% 9/1/08	5,265,000	5,430,742
Cox Communications, Inc.:
3.875% 10/1/08	3,655,000	3,587,383
6.4% 8/1/08	795,000	801,246
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,500,761
Liberty Media Corp. 7.75% 7/15/09	2,350,000	2,412,653
Time Warner Entertainment Co. LP 7.25% 9/1/08	3,145,000	3,167,550
Univision Communications, Inc.:
3.5% 10/15/07	535,000	532,325
3.875% 10/15/08	2,600,000	2,502,500
Viacom, Inc. 5.75% 4/30/11	860,000	865,852
		23,919,128
TOTAL CONSUMER DISCRETIONARY		36,990,171
CONSUMER STAPLES - 0.7%
Food Products - 0.6%
H.J. Heinz Co. 6.428% 12/1/08 (c)(g)	2,885,000	2,915,466
Kraft Foods, Inc.:
4% 10/1/08	1,630,000	1,602,259
4.125% 11/12/09	610,000	597,894
5.625% 8/11/10	2,810,000	2,845,204
		7,960,823
Tobacco - 0.1%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,002,930
TOTAL CONSUMER STAPLES		9,963,753
ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp. 3.25% 5/1/08	3,900,000	3,835,248
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	$ 1,865,000	$ 1,845,669
Delek & Avner-Yam Tethys Ltd. 5.326% 8/1/13 (c)	2,919,233	2,902,856
Duke Capital LLC:
4.37% 3/1/09	2,045,000	2,025,313
7.5% 10/1/09	3,375,000	3,524,425
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,768,773
4.625% 10/15/09	3,070,000	3,032,466
Kinder Morgan Energy Partners LP 6.3% 2/1/09	1,640,000	1,661,372
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,535,000	4,539,535
9.125% 10/13/10	2,250,000	2,477,250
Petroleum Export Ltd.:
4.623% 6/15/10 (c)	1,010,000	1,003,071
4.633% 6/15/10 (c)	606,667	602,505
		30,218,483
FINANCIALS - 7.1%
Capital Markets - 1.7%
American Capital Strategies Ltd. 6.85% 8/1/12	2,700,000	2,770,081
Bank of New York Co., Inc. 3.4% 3/15/13 (g)	2,750,000	2,724,395
Bear Stearns Companies, Inc.:
5.85% 7/19/10	5,350,000	5,314,647
6.9% 8/15/12	3,110,000	3,131,089
Janus Capital Group, Inc. 5.875% 9/15/11	955,000	950,753
Lehman Brothers Holdings E-Capital Trust I 6.29% 8/19/65 (g)	1,275,000	1,251,727
Lehman Brothers Holdings, Inc. 4.25% 1/27/10	195,000	188,705
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,377,600
Morgan Stanley:
4% 1/15/10	1,020,000	995,405
5.05% 1/21/11	3,600,000	3,567,017
6.75% 4/15/11	2,495,000	2,600,299
		24,871,718
Commercial Banks - 0.8%
Bank One Corp. 6% 8/1/08	975,000	978,253
Korea Development Bank:
3.875% 3/2/09	2,700,000	2,635,864
4.75% 7/20/09	1,500,000	1,491,681
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
National Australia Bank Ltd. 8.6% 5/19/10	$ 1,260,000	$ 1,363,711
Wells Fargo & Co. 3.98% 10/29/10	4,520,000	4,367,839
		10,837,348
Consumer Finance - 1.0%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,111,954
Household Finance Corp.:
4.125% 12/15/08	705,000	692,789
4.125% 11/16/09	2,780,000	2,711,523
4.75% 5/15/09	1,563,000	1,548,039
MBNA Capital I 8.278% 12/1/26	1,200,000	1,251,922
Nelnet, Inc.:
5.125% 6/1/10	550,000	543,613
7.4% 9/29/36 (g)	3,200,000	3,106,723
SLM Corp. 4% 1/15/09	2,135,000	2,040,778
Systems 2001 Asset Trust LLC 7.156% 12/15/11 (c)	866,487	902,422
		13,909,763
Diversified Financial Services - 0.4%
Bank of America Corp. 7.4% 1/15/11	275,000	292,439
Iberbond 2004 PLC 4.826% 12/24/17 (j)	2,654,963	2,597,881
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (g)	370,000	365,223
ILFC E-Capital Trust I 5.9% 12/21/65 (c)(g)	1,755,000	1,689,008
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,087,628
		6,032,179
Insurance - 0.5%
Genworth Financial, Inc. 5.231% 5/16/09	2,855,000	2,844,816
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,999,224
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	523,609
		7,367,649
Real Estate Investment Trusts - 2.0%
Arden Realty LP 8.5% 11/15/10	2,050,000	2,271,910
Brandywine Operating Partnership LP:
4.5% 11/1/09	3,095,000	3,011,653
5.625% 12/15/10	2,910,000	2,889,681
Camden Property Trust 4.375% 1/15/10	1,385,000	1,350,894
Colonial Properties Trust 4.75% 2/1/10	1,365,000	1,338,313
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,885,000	2,830,122
5% 5/3/10	1,310,000	1,304,765
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP:
5.25% 1/15/10	$ 615,000	$ 612,840
5.625% 8/15/11	915,000	910,090
6.95% 3/15/11	719,000	751,730
iStar Financial, Inc. 5.7% 9/15/09 (g)	3,120,000	2,983,902
Mack-Cali Realty LP 7.25% 3/15/09	520,000	535,603
ProLogis Trust 7.1% 4/15/08	1,715,000	1,718,698
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,104,067
4.875% 8/15/10	3,260,000	3,208,704
Tanger Properties LP 9.125% 2/15/08	2,295,000	2,340,900
		29,163,872
Real Estate Management & Development - 0.1%
Chelsea GCA Realty Partnership LP 7.25% 10/21/07	1,465,000	1,466,913
Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp. 5.58% 3/24/09 (g)	1,075,000	984,185
Independence Community Bank Corp. 3.5% 6/20/13 (g)	860,000	842,737
Residential Capital Corp.:
7.46% 4/17/09 (g)	1,270,000	1,016,000
8.69% 4/17/09 (c)(g)	2,265,000	1,245,750
Residential Capital LLC 7.595% 5/22/09 (g)	3,000,000	2,370,000
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,673,640
		9,132,312
TOTAL FINANCIALS		102,781,754
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
UnitedHealth Group, Inc.:
3.75% 2/10/09	2,230,000	2,188,457
4.125% 8/15/09	675,000	666,190
		2,854,647
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (c)	2,600,000	2,586,126
Air Freight & Logistics - 0.2%
FedEx Corp. 5.5% 8/15/09	3,900,000	3,930,077
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Airlines - 0.9%
America West Airlines pass thru certificates 7.33% 7/2/08	$ 1,086,069	$ 1,075,209
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	307,194	307,962
6.978% 10/1/12	81,918	82,966
7.024% 4/15/11	2,000,000	2,030,800
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	4,015,000	4,012,993
7.056% 3/15/11	355,000	355,174
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	360,000	364,500
United Air Lines, Inc. pass-thru trust certificates:
6.071% 9/1/14	817,500	821,587
6.201% 3/1/10	663,311	662,482
6.602% 9/1/13	1,598,338	1,602,334
7.186% 10/1/12	1,290,347	1,303,251
		12,619,258
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co.:
3.75% 4/1/09	1,265,000	1,228,641
5.625% 1/15/12	3,030,000	3,025,713
		4,254,354
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/33 Ltd. 5.45% 11/24/10 (c)	2,880,000	2,878,816
TOTAL INDUSTRIALS		26,268,631
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,979,264
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (c)	855,000	875,306
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,465,000	1,438,536
TOTAL MATERIALS		2,313,842
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.7%
Ameritech Capital Funding Corp. 6.25% 5/18/09	$ 1,765,000	$ 1,800,189
AT&T Corp. 6% 3/15/09	3,720,000	3,759,175
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,738,912
Deutsche Telekom International Finance BV 5.375% 3/23/11	4,000,000	3,972,672
Sprint Capital Corp. 7.625% 1/30/11	4,000,000	4,248,696
Telecom Italia Capital SA:
4% 11/15/08	3,690,000	3,623,805
4% 1/15/10	3,450,000	3,337,685
Telefonica Emisiones SAU 5.984% 6/20/11	5,000,000	5,066,105
Telefonos de Mexico SA de CV:
4.5% 11/19/08	3,260,000	3,230,660
4.75% 1/27/10	3,355,000	3,312,626
Verizon Global Funding Corp. 7.25% 12/1/10	3,435,000	3,625,351
Verizon New England, Inc. 6.5% 9/15/11	1,475,000	1,521,738
		39,237,614
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 4.125% 3/1/09	3,925,000	3,866,910
Vodafone Group PLC 5.5% 6/15/11	4,000,000	3,998,420
		7,865,330
TOTAL TELECOMMUNICATION SERVICES		47,102,944
UTILITIES - 2.0%
Electric Utilities - 0.8%
Commonwealth Edison Co. 5.4% 12/15/11	992,000	985,981
Entergy Corp. 7.75% 12/15/09 (c)	2,500,000	2,609,150
Exelon Corp. 4.45% 6/15/10	3,750,000	3,648,900
Pepco Holdings, Inc. 4% 5/15/10	1,125,000	1,088,470
Progress Energy, Inc. 7.1% 3/1/11	2,181,000	2,303,810
TXU Energy Co. LLC 6.125% 3/15/08	935,000	936,190
		11,572,501
Gas Utilities - 0.0%
NiSource Finance Corp. 7.875% 11/15/10	780,000	828,465
Independent Power Producers & Energy Traders - 0.4%
Constellation Energy Group, Inc. 6.125% 9/1/09	3,035,000	3,084,386
PSEG Power LLC 3.75% 4/1/09	1,415,000	1,383,980
TXU Corp. 4.8% 11/15/09	1,500,000	1,462,500
		5,930,866
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - 0.8%
Dominion Resources, Inc.:
4.125% 2/15/08	$ 2,610,000	$ 2,594,142
6.3% 9/30/66 (g)	1,680,000	1,664,588
DTE Energy Co. 7.05% 6/1/11	1,600,000	1,690,331
MidAmerican Energy Holdings, Co. 4.625% 10/1/07	705,000	704,435
PSEG Funding Trust I 5.381% 11/16/07	3,575,000	3,572,365
Sempra Energy 4.75% 5/15/09	1,055,000	1,046,137
		11,271,998
TOTAL UTILITIES		29,603,830
TOTAL NONCONVERTIBLE BONDS (Cost $296,835,936)		294,077,319
U.S. Government and Government Agency Obligations - 20.4%

U.S. Government Agency Obligations - 12.5%
Fannie Mae:
3.25% 8/15/08	6,089,000	5,998,091
3.25% 2/15/09	13,000,000	12,712,544
4.75% 3/12/10 (b)	46,673,000	46,694,376
Freddie Mac:
4.25% 7/15/09	12,693,000	12,576,377
4.875% 2/9/10 (b)	23,000,000	23,070,288
5% 6/11/09 (b)	57,187,000	57,376,746
5.125% 4/18/11 (b)	22,000,000	22,293,876
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		180,722,298
U.S. Treasury Obligations - 7.9%
U.S. Treasury Notes:
4.5% 3/31/09 (e)(f)	11,930,000	11,976,599
4.625% 7/31/09 (d)	42,805,000	43,158,876
4.875% 8/15/09 (b)	57,858,000	58,563,172
TOTAL U.S. TREASURY OBLIGATIONS		113,698,647
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $293,211,091)		294,420,945
U.S. Government Agency - Mortgage Securities - 10.8%
	Principal Amount	Value
Fannie Mae - 8.0%
3.72% 10/1/33 (g)	$ 142,788	$ 139,890
3.75% 1/1/34 (g)	128,326	126,600
3.754% 10/1/33 (g)	137,886	137,197
3.785% 6/1/34 (g)	703,236	691,413
3.802% 6/1/33 (g)	118,116	118,082
3.807% 10/1/33 (g)	1,656,259	1,624,412
3.823% 4/1/33 (g)	389,318	389,202
3.845% 10/1/33 (g)	3,366,635	3,337,507
3.876% 6/1/33 (g)	559,422	558,987
3.919% 6/1/34 (g)	960,230	946,404
3.934% 5/1/33 (g)	48,135	47,541
4% 10/1/18 (g)	97,248	96,005
4.025% 4/1/33 (g)	38,257	38,204
4.067% 2/1/35 (g)	65,100	64,977
4.098% 1/1/35 (g)	225,260	224,224
4.123% 7/1/34 (g)	651,530	643,074
4.167% 1/1/35 (g)	321,522	316,387
4.25% 1/1/34 (g)	198,302	196,534
4.25% 2/1/34 (g)	174,297	172,700
4.25% 2/1/35 (g)	147,764	145,573
4.26% 5/1/35 (g)	150,370	149,985
4.27% 10/1/33 (g)	58,883	58,367
4.284% 11/1/34 (g)	1,051,248	1,038,737
4.285% 3/1/33 (g)	144,561	144,434
4.288% 8/1/33 (g)	257,416	257,712
4.295% 3/1/35 (g)	124,053	124,836
4.297% 3/1/33 (g)	75,119	73,963
4.297% 3/1/35 (g)	296,318	295,160
4.299% 2/1/35 (g)	1,013,720	999,064
4.303% 6/1/33 (g)	78,755	78,803
4.303% 1/1/34 (g)	965,725	957,194
4.304% 1/1/34 (g)	151,462	150,164
4.304% 4/1/35 (g)	71,375	71,085
4.343% 1/1/35 (g)	161,960	159,796
4.356% 2/1/34 (g)	300,231	297,869
4.385% 7/1/33 (g)	824,004	811,284
4.39% 10/1/34 (g)	719,629	712,041
4.391% 2/1/35 (g)	234,436	231,245
4.41% 10/1/34 (g)	1,287,637	1,294,351
4.413% 5/1/35 (g)	109,904	109,395
4.43% 5/1/35 (g)	394,134	392,974
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.434% 3/1/35 (g)	$ 220,208	$ 217,326
4.452% 8/1/34 (g)	422,160	419,187
4.481% 1/1/35 (g)	167,291	165,868
4.488% 7/1/35 (g)	325,631	322,685
4.502% 10/1/35 (g)	63,755	63,324
4.503% 2/1/35 (g)	756,838	759,114
4.506% 2/1/35 (g)	112,558	112,405
4.517% 2/1/35 (g)	61,211	61,347
4.518% 8/1/35 (g)	311,466	312,632
4.526% 6/1/35 (g)	435,867	432,184
4.528% 7/1/35 (g)	461,587	457,473
4.563% 5/1/35 (g)	2,594,183	2,564,948
4.57% 2/1/35 (g)	615,898	609,476
4.577% 6/1/33 (g)	294,812	291,179
4.582% 2/1/35 (g)	580,691	576,698
4.657% 3/1/35 (g)	986,308	990,264
4.663% 8/1/35 (g)	983,266	977,211
4.666% 7/1/35 (g)	777,235	771,249
4.7% 10/1/34 (g)	462,780	459,844
4.7% 6/1/35 (g)	1,025,831	1,020,187
4.709% 3/1/35 (g)	45,202	45,497
4.717% 7/1/34 (g)	403,208	401,116
4.766% 1/1/35 (g)	946,136	939,667
4.774% 3/1/35 (g)	503,014	499,283
4.776% 12/1/34 (g)	131,629	130,764
4.778% 10/1/35 (g)	723,476	715,600
4.784% 3/1/35 (g)	592,429	588,153
4.785% 8/1/35 (g)	438,839	434,647
4.795% 1/1/35 (g)	646,604	642,159
4.807% 11/1/34 (g)	400,710	398,464
4.808% 2/1/33 (g)	199,822	201,244
4.81% 10/1/35 (g)	563,824	565,957
4.835% 10/1/35 (g)	352,377	350,302
4.838% 1/1/35 (g)	2,619,855	2,605,892
4.867% 7/1/34 (g)	590,684	588,553
4.87% 5/1/33 (g)	5,960	5,992
4.87% 7/1/35 (g)	1,761,550	1,751,855
4.884% 10/1/35 (g)	296,431	293,317
4.943% 2/1/35 (g)	1,388,737	1,382,562
4.945% 8/1/34 (g)	1,266,674	1,263,608
4.964% 4/1/35 (g)	343,287	342,520
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.97% 11/1/35 (g)	$ 8,337,600	$ 8,285,444
4.997% 9/1/34 (g)	1,891,144	1,887,204
5% 3/1/18 to 6/1/18	2,593,585	2,548,565
5.016% 7/1/34 (g)	62,841	62,730
5.045% 5/1/35 (g)	761,841	764,119
5.046% 7/1/35 (g)	1,814,350	1,807,217
5.062% 8/1/34 (g)	106,177	106,259
5.076% 9/1/36 (g)	3,479,858	3,474,240
5.079% 9/1/34 (g)	144,454	144,306
5.101% 5/1/35 (g)	394,312	395,782
5.112% 1/1/36 (g)	1,101,510	1,100,741
5.138% 3/1/35 (g)	70,024	69,918
5.144% 5/1/35 (g)	490,215	489,458
5.15% 9/1/35 (g)	3,742,368	3,732,647
5.163% 9/1/35 (g)	2,437,564	2,431,864
5.173% 6/1/35 (g)	546,364	548,275
5.176% 8/1/33 (g)	185,719	185,975
5.261% 11/1/36 (g)	495,408	496,311
5.297% 7/1/35 (g)	70,731	70,974
5.304% 2/1/36 (g)	1,585,828	1,585,577
5.305% 2/1/36 (g)	539,087	538,903
5.317% 12/1/34 (g)	192,938	193,266
5.37% 2/1/36 (g)	177,635	177,727
5.398% 11/1/35 (g)	673,754	674,601
5.497% 5/1/36 (g)	803,338	804,642
5.5% 7/1/13 to 6/1/19	10,274,081	10,274,433
5.505% 1/1/34 (g)	97,013	97,609
5.532% 11/1/36 (g)	1,010,175	1,013,842
5.571% 5/1/36 (g)	2,201,105	2,210,914
5.779% 1/1/36 (g)	996,572	1,004,305
5.802% 3/1/36 (g)	446,291	450,311
5.829% 3/1/36 (g)	1,512,584	1,525,854
5.936% 4/1/36 (g)	926,438	936,706
5.996% 5/1/36 (g)	546,150	552,730
6.059% 4/1/36 (g)	263,590	266,898
6.074% 9/1/36 (g)	700,335	708,826
6.186% 4/1/36 (g)	591,753	599,219
6.256% 6/1/36 (g)	151,421	152,829
6.5% 2/1/08 to 3/1/35	8,050,421	8,220,408
6.575% 9/1/36 (g)	2,008,812	2,039,484
6.702% 9/1/36 (g)	7,331,720	7,446,824
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
7% 3/1/08 to 6/1/32	$ 807,238	$ 836,004
7.5% 5/1/12 to 10/1/14	62,937	65,849
11.5% 11/1/15	37,701	40,285
TOTAL FANNIE MAE		115,175,200
Freddie Mac - 2.6%
4.064% 1/1/35 (g)	492,461	492,494
4.199% 4/1/35 (g)	2,380,259	2,348,176
4.289% 3/1/35 (g)	167,957	168,341
4.292% 2/1/35 (g)	362,001	362,897
4.307% 12/1/34 (g)	218,405	214,858
4.375% 2/1/35 (g)	217,030	213,488
4.406% 8/1/35 (g)	3,484,879	3,457,528
4.423% 3/1/35 (g)	217,970	214,332
4.423% 6/1/35 (g)	277,715	274,850
4.426% 2/1/34 (g)	171,561	169,853
4.455% 3/1/35 (g)	219,686	216,274
4.539% 2/1/35 (g)	374,153	368,756
4.61% 2/1/35 (g)	173,825	171,570
4.807% 3/1/33 (g)	61,948	62,321
4.905% 11/1/35 (g)	852,300	847,809
4.927% 9/1/35 (g)	806,905	798,922
4.99% 4/1/35 (g)	892,069	892,923
5.125% 8/1/36 (g)	610,636	610,250
5.185% 1/1/36 (g)	768,242	762,696
5.295% 6/1/35 (g)	557,359	556,216
5.385% 8/1/34 (g)	782,472	784,402
5.45% 6/1/37 (g)	1,133,322	1,133,171
5.478% 5/1/36 (g)	1,374,182	1,374,456
5.575% 12/1/35 (g)	1,212,455	1,211,970
5.583% 5/1/36 (g)	1,971,741	1,975,710
5.749% 7/1/37 (g)	716,275	719,656
5.772% 1/1/37 (g)	1,194,863	1,204,107
5.787% 10/1/35 (g)	279,339	280,626
5.792% 7/1/36 (g)	782,006	785,598
5.85% 1/1/36 (g)	2,051,277	2,064,993
5.872% 1/1/36 (g)	586,486	590,968
5.927% 6/1/35 (g)	355,792	362,782
6.001% 6/1/36 (g)	995,765	1,003,673
6.074% 6/1/36 (g)	588,267	594,016
6.251% 1/1/37 (g)	1,641,823	1,658,467
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
6.748% 9/1/36 (g)	$ 6,817,218	$ 6,927,898
6.754% 9/1/36 (g)	1,663,793	1,687,884
8.5% 5/1/26 to 7/1/28	156,208	169,563
12% 11/1/19	11,753	13,189
TOTAL FREDDIE MAC		37,747,683
Government National Mortgage Association - 0.2%
4.25% 7/20/34 (g)	534,556	532,400
4.75% 1/20/34 (g)	824,440	821,379
7% 1/15/25 to 6/15/32	755,252	785,662
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,139,441
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $155,162,676)		155,062,324
Asset-Backed Securities - 17.2%

Accredited Mortgage Loan Trust:
Series 2003-3 Class A1, 4.46% 1/25/34	684,558	655,036
Series 2004-2 Class A2, 5.805% 7/25/34 (g)	585,473	573,855
Series 2004-4 Class A2D, 5.855% 1/25/35 (g)	170,086	165,807
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-HE1:
Class M1, 6.155% 11/25/33 (g)	405,273	375,184
Class M2, 7.205% 11/25/33 (g)	195,349	179,827
Series 2006-HE3 Class A2A, 5.555% 6/25/36 (g)	468,882	467,271
Advanta Business Card Master Trust Series 2007-B2 Class B2, 5.5% 6/20/13	2,835,000	2,813,284
Aesop Funding II LLC Series 2005-1A Class A1, 3.95% 4/20/08 (c)	2,000,000	1,985,877
American Express Credit Account Master Trust Series 2004-C Class C, 6.1113% 2/15/12 (c)(g)	854,533	851,896
AmeriCredit Automobile Receivables Trust:
Series 2004-1:
Class C, 4.22% 7/6/09	97,092	96,656
Class D, 5.07% 7/6/10	1,105,000	1,102,129
Series 2004-CA Class A4, 3.61% 5/6/11	533,723	525,794
Series 2005-1 Class D, 5.04% 5/6/11	2,500,000	2,486,917
Series 2005-CF Class A4, 4.63% 6/6/12	2,895,000	2,870,456
Series 2005-DA Class A4, 5.02% 11/6/12	4,150,000	4,121,621
Asset-Backed Securities - continued
	Principal Amount	Value
AmeriCredit Automobile Receivables Trust: - continued
Series 2006-1 Class D, 5.49% 4/6/12	$ 1,115,000	$ 1,102,381
Series 2007-CM Class A3A, 5.42% 5/7/12	3,470,000	3,480,226
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10 Class M1, 6.205% 11/25/34 (g)	1,370,000	1,267,135
Series 2004-R11 Class M1, 6.165% 11/25/34 (g)	2,040,000	1,982,672
Series 2004-R9 Class M2, 6.155% 10/25/34 (g)	1,515,000	1,464,354
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 5.835% 6/25/32 (g)	112,112	109,993
Argent Securities, Inc.:
Series 2003-W3 Class M2, 6.2937% 9/25/33 (g)	2,972,689	2,802,821
Series 2003-W7:
Class A2, 5.895% 3/1/34 (g)	76,477	76,644
Class M1, 6.195% 3/1/34 (g)	2,500,000	2,375,858
Series 2003-W9 Class M1, 6.195% 3/25/34 (g)	1,544,402	1,450,152
Series 2004-W5 Class M1, 6.105% 4/25/34 (g)	830,000	787,873
Arran Funding Ltd. Series 2005-A Class C, 5.9313% 12/15/10 (g)	3,530,000	3,485,875
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 6.655% 1/25/34 (g)	485,000	428,696
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE3 Class M2, 6.625% 6/25/34 (g)	700,000	611,402
Series 2004-HE6 Class A2, 5.865% 6/25/34 (g)	612,402	579,390
Series 2005-HE2:
Class M1, 5.955% 3/25/35 (g)	1,830,000	1,690,636
Class M2, 6.005% 3/25/35 (g)	460,000	431,099
Bayview Financial Acquisition Trust Series 2004-C Class A1, 5.925% 5/28/44 (g)	764,454	755,017
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 5.955% 2/28/44 (g)	490,182	481,604
Bear Stearns Asset Backed Securities I Trust:
Series 2007-AQ1 Class A1, 5.615% 11/25/36 (g)	1,210,798	1,179,583
Series 2007-HE3 Class 1A1, 5.625% 4/25/37 (g)	987,527	980,892
Bear Stearns Asset Backed Securities Trust:
Series 2004-BO1:
Class M2, 6.255% 9/25/34 (g)	794,000	729,823
Class M3, 6.555% 9/25/34 (g)	540,000	466,841
Class M4, 6.705% 9/25/34 (g)	460,000	383,811
Series 2004-HE8 Class M1, 6.155% 9/25/34 (g)	1,135,951	1,050,749
BMW Vehicle Owner Trust Series 2005-A Class B, 4.42% 4/25/11	1,035,000	1,024,957
Brazos Higher Education Authority, Inc. Student Loan Rev. Series 2006 A2R, 5.03% 12/1/41	2,370,000	2,367,435
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 5.9863% 6/15/10 (g)	$ 1,240,000	$ 1,244,574
Series 2006-1 Class B, 5.26% 10/15/10	500,000	498,729
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	215,000	214,218
Class C, 5.77% 5/20/10 (c)	205,000	203,623
Class D, 6.15% 4/20/11 (c)	345,000	344,803
Series 2007-1 Class B, 5.15% 9/17/12	1,085,000	1,052,155
Series 2007-SN1 Class D, 6.05% 1/17/12	750,000	750,820
Capital One Auto Finance Trust Series 2005-BSS:
Class B, 4.32% 5/15/10	1,430,000	1,421,331
Class D, 4.8% 9/15/12	1,220,000	1,207,903
Capital One Master Trust:
Series 2001-1 Class B, 6.1213% 12/15/10 (g)	1,700,000	1,701,465
Series 2001-6 Class C, 6.7% 6/15/11 (c)	3,200,000	3,221,000
Capital One Multi-Asset Execution Trust Series 2007-B5 Class B5, 5.4% 5/15/13	3,410,000	3,410,000
Capital One Prime Auto Receivable Trust Series 2005-1 Class B, 4.58% 8/15/12	1,850,000	1,811,750
Capital One Prime Auto Receivables Trust Series 2007-1 Class B1, 5.76% 12/15/13	1,060,000	1,060,996
Capital Trust Ltd. Series 2004-1:
Class A2, 5.77% 7/20/39 (c)(g)	645,000	626,682
Class B, 6.07% 7/20/39 (c)(g)	340,000	327,583
Class C, 6.42% 7/20/39 (c)(g)	435,000	404,480
Carmax Auto Owner Trust:
Series 2006-1 Class C, 5.76% 11/15/12	6,935,000	6,931,058
Series 2006-2 Class C, 5.53% 3/15/13	1,070,000	1,060,127
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.505% 8/25/36 (c)(g)	185,000	40,469
Caterpillar Financial Asset Trust Series 2006-A Class A3, 5.57% 5/25/10	2,700,000	2,712,296
CDC Mortgage Capital Trust Series 2002-HE2 Class M1, 6.555% 1/25/33 (g)	545,814	526,055
Chase Credit Card Master Trust Series 2003-6 Class B, 5.9613% 2/15/11 (g)	2,150,000	2,152,169
Chase Issuance Trust:
Series 2004-C3 Class C3, 6.0813% 6/15/12 (g)	3,305,000	3,223,925
Series 2006-C3 Class C3, 5.8413% 6/15/11 (g)	2,905,000	2,839,184
CIT Equipment Collateral Trust:
Series 2006-VT1:
Class A3, 5.13% 12/21/08	2,771,985	2,769,716
Class B, 5.23% 2/20/13	506,357	506,557
Asset-Backed Securities - continued
	Principal Amount	Value
CIT Equipment Collateral Trust: - continued
Series 2006-VT1:
Class D, 5.48% 2/20/13	$ 563,854	$ 564,633
Series 2006-VT2 Class A3, 5.07% 2/20/10	4,395,000	4,399,271
Citibank Credit Card Issuance Trust Series 2007-B2 Class B2, 5% 4/2/12	4,320,000	4,289,021
Citigroup Mortgage Loan Trust, Inc.:
Series 2003-HE4 Class A, 5.915% 12/25/33 (c)(g)	824,180	806,924
Series 2006-NC2 Class A2B, 5.48% 9/25/36 (g)	670,000	629,695
CNH Equipment Trust:
Series 2005-B Class B, 4.57% 7/16/12	830,000	803,115
Series 2007-A Class A3, 4.98% 10/15/10	2,350,000	2,354,563
College Loan Corp. Trust I Series 2006-1 Class AIO, 10% 7/25/08 (i)	5,690,000	540,550
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 8.0033% 9/25/32 (g)	439,186	401,679
Series 2004-2:
Class 3A4, 5.755% 7/25/34 (g)	86,799	82,391
Class M1, 6.005% 5/25/34 (g)	1,075,000	1,019,216
Series 2004-3 Class 3A4, 5.755% 8/25/34 (g)	353,660	337,579
Series 2004-4:
Class A, 5.875% 8/25/34 (g)	64,883	61,132
Class M2, 6.035% 6/25/34 (g)	920,000	884,674
CPS Auto Receivables Trust Series 2006-B Class A3, 5.73% 6/15/16 (c)	1,244,997	1,246,942
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-FIX1 Class A2, 4.31% 5/25/35	1,166,225	1,145,269
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A Class C, 5.074% 6/15/35 (c)	974,000	958,124
Discover Card Master Trust I Series 2003-4 Class B1, 5.9413% 5/16/11 (g)	1,775,000	1,774,228
Diversified REIT Trust Series 2000-1A:
Class A2, 6.971% 3/8/10 (c)	1,015,037	1,026,913
Class E, 6.971% 3/8/10 (c)	865,000	892,823
Drive Auto Receivables Trust:
Series 2005-3 Class A3, 4.99% 10/15/10 (c)	1,635,111	1,629,922
Series 2006-2 Class A3, 5.33% 4/15/14 (c)	2,355,000	2,352,538
DriveTime Auto Owner Trust Series 2006-B Class A3, 5.23% 8/15/12 (c)	1,625,000	1,615,656
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5:
Class AB1, 6.127% 5/28/35 (g)	159,655	150,774
Class AB3, 6.2899% 5/28/35 (g)	62,502	59,377
Asset-Backed Securities - continued
	Principal Amount	Value
Fieldstone Mortgage Investment Corp. Series 2006-2:
Class 2A2, 5.675% 7/25/36 (g)	$ 1,240,000	$ 1,187,688
Class M1, 5.815% 7/25/36 (g)	2,480,000	1,681,916
First Franklin Mortgage Loan Trust:
Series 2005-FF12 Class A2A, 5.595% 11/25/36 (g)	248,050	246,849
Series 2006-FF5 Class 2A2, 5.615% 4/25/36 (g)	535,000	527,142
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (c)	937,061	932,312
Ford Credit Auto Owner Trust:
Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,057,661
Class B, 3.88% 1/15/10	590,000	581,615
Series 2006-B Class C, 5.68% 6/15/12	2,040,000	2,019,235
Series 2006-C Class B, 5.3% 6/15/12	750,000	730,952
Series 2007-A:
Class B, 5.6% 10/15/12	490,000	483,605
Class C, 5.8% 2/15/13	775,000	771,440
Fosse Master Issuer PLC Series 2007-1A Class C2, 5.8989% 10/18/54 (c)(g)	785,000	785,000
Franklin Auto Trust Series 2007-1:
Class A4, 5.03% 2/16/15	1,505,000	1,483,268
Class C, 5.43% 2/16/15	1,845,000	1,802,952
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 5.955% 2/25/34 (g)	93,578	85,112
Class M2, 6.005% 2/25/34 (g)	150,000	143,003
Series 2004-C Class M1, 6.155% 8/25/34 (g)	1,120,000	1,029,844
Series 2004-D:
Class M4, 6.455% 11/25/34 (g)	295,000	276,785
Class M5, 6.505% 11/25/34 (g)	245,000	230,268
Series 2006-1 Class M1, 5.825% 4/25/36 (g)	480,000	392,068
Series 2006-3 Class 2A1, 5.575% 2/25/37 (g)	69,586	66,956
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	1,241,850	1,233,167
GE Business Loan Trust:
Series 2004-2 Class A, 0.8454% 12/15/08 (c)(i)	59,141,652	429,960
Series 2005-2 Class IO, 0.5242% 9/15/17 (c)(i)	111,204,733	754,780
GE Capital Credit Card Master Note Trust Series 2007-3 Class B, 5.49% 6/15/13	3,350,000	3,350,000
Greenpoint Credit LLC Series 2001-1 Class 1A, 5.8775% 4/20/32 (g)	400,367	399,561
GSAMP Trust Series 2003-HE2 Class M1, 6.155% 8/25/33 (g)	594,743	564,608
Asset-Backed Securities - continued
	Principal Amount	Value
GSR Mortgage Loan Trust Series 2005-MTR1 Class A1, 5.645% 10/25/35 (g)	$ 902,116	$ 899,711
Guggenheim Structured Real Estate Funding Ltd.:
Series 2005-1 Class C, 6.4% 5/25/30 (c)(g)	945,128	861,602
Series 2006-3:
Class B, 5.72% 9/25/46 (c)(g)	700,000	633,500
Class C, 5.87% 9/25/46 (c)(g)	1,750,000	1,500,625
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 7.32% 9/20/09 (c)(g)	4,400,000	3,573,877
Home Equity Asset Trust:
Series 2002-2 Class A4, 5.855% 6/25/32 (g)	5,664	5,540
Series 2003-3 Class A4, 5.965% 2/25/33 (g)	493	493
Series 2003-5 Class A2, 5.855% 12/25/33 (g)	39,981	38,726
Series 2003-7 Class A2, 5.885% 3/25/34 (g)	4,243	4,246
Series 2003-8 Class M1, 6.225% 4/25/34 (g)	624,684	579,644
Series 2004-1 Class M2, 6.705% 6/25/34 (g)	655,000	602,979
Series 2004-3:
Class M1, 6.075% 8/25/34 (g)	237,888	215,085
Class M2, 6.705% 8/25/34 (g)	465,000	415,709
Series 2006-8 Class 2A1, 5.555% 3/25/37 (g)	87,504	86,492
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	948,012	935,666
HSBC Automotive Trust Series 2006-2 Class A4, 5.67% 6/17/13	3,500,000	3,516,757
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 5.9975% 1/20/35 (g)	251,933	215,037
Class M2, 6.0275% 1/20/35 (g)	188,950	156,737
Series 2005-3 Class A1, 5.58% 1/20/35 (g)	1,569,756	1,522,174
Hyundai Auto Receivables Trust:
Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,099,621
Class C, 4.22% 2/15/12	154,087	152,554
Series 2006-B Class C, 5.25% 5/15/13	620,000	610,710
John Deere Owner Trust Series 2006-A Class A3, 5.38% 7/15/10	3,180,245	3,184,379
JPMorgan Auto Receivables Trust Series 2006-A:
Class B, 5.36% 12/15/14 (c)	419,415	416,706
Class C, 5.61% 12/15/14 (c)	1,583,239	1,587,986
Lancer Funding Ltd. Series 2006-1A Class A3, 7.05% 4/6/46 (c)(g)	949,891	730,124
Long Beach Mortgage Loan Trust Series 2005-WL1 Class M2, 6.055% 6/25/35 (g)	1,090,000	994,076
Asset-Backed Securities - continued
	Principal Amount	Value
Marriott Vacation Club Owner Trust:
Series 2005-2 Class A, 5.25% 10/20/27 (c)	$ 814,527	$ 792,377
Series 2006-1A:
Class B, 5.827% 4/20/28 (c)	197,280	196,681
Class C, 6.125% 4/20/28 (c)	197,280	195,499
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 5.69% 9/15/10 (g)	1,500,000	1,500,562
Series 2000-L Class B, 6.1113% 4/15/10 (g)	650,000	650,372
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 6.255% 7/25/34 (g)	400,821	383,418
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (c)(g)	1,620,000	1,620,000
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 6.155% 7/25/34 (g)	1,145,000	1,119,973
Series 2004-FM1 Class M2, 6.655% 1/25/35 (g)	102,035	77,946
Morgan Stanley ABS Capital I Trust Series 2006-HE6 Class A2A, 5.545% 9/25/36 (g)	2,140,885	2,123,156
Morgan Stanley ABS Capital I, Inc. Series 2004-HE6 Class A2, 5.845% 8/25/34 (g)	131,511	126,867
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 7.11% 10/25/31 (g)	18,190	17,910
Series 2002-AM3 Class A3, 6.485% 2/25/33 (g)	79,980	76,769
Series 2002-HE2 Class M1, 7.005% 8/25/32 (g)	762,699	740,934
Series 2002-NC1 Class M1, 6.705% 2/25/32 (c)(g)	572,789	555,075
Series 2003-NC1 Class M1, 7.08% 11/25/32 (g)	492,107	475,793
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 5.605% 4/25/37 (g)	127,975	127,295
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (c)(g)(i)	1,725,000	351,562
National Collegiate Student Loan Trust:
Series 2004-1 Class AIO, 5.5% 4/25/11 (i)	1,410,000	235,473
Series 2004-2 Class AIO, 9.75% 10/25/14 (i)	1,885,000	644,764
Series 2005-2 Class AIO, 7.73% 3/25/12 (i)	1,265,000	229,964
Series 2005-3W Class AIO1, 4.8% 7/25/12 (i)	4,090,000	522,988
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	900,000	131,446
Series 2006-2 Class AIO, 6% 8/25/11 (i)	700,000	142,283
Series 2006-3 Class AIO, 7.1% 1/25/12 (i)	5,140,000	1,337,222
Series 2006-4 Class AIO, 6.35% 2/27/12 (i)	880,000	216,718
Navistar Financial Corp. Owner Trust Series 2005-A Class A4, 4.43% 1/15/14	1,165,000	1,144,681
Newcastle CDO VIII Series 2006-8A Class 4, 5.92% 11/1/52 (c)(g)	1,000,000	855,046
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7% 10/15/08	986,610	984,767
Asset-Backed Securities - continued
	Principal Amount	Value
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	$ 1,210,000	$ 1,195,264
Nomura Home Equity Loan, Inc. Series 2006-AF1 Class A1, 6.032% 10/25/36	384,302	383,522
Northstar Education Finance, Inc., Delaware Series 2005-1 Class A5, 4.74% 10/30/45	1,695,000	1,688,307
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69% 5/15/09	76,628	76,511
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4 Class A2A1, 5.625% 8/25/36 (g)	80,853	80,790
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 6.135% 9/25/34 (g)	640,000	582,543
Class M2, 6.185% 9/25/34 (g)	380,000	353,812
Class M3, 6.755% 9/25/34 (g)	730,000	649,621
Class M4, 6.955% 9/25/34 (g)	1,000,000	894,433
Series 2004-WHQ2 Class A3E, 5.925% 2/25/35 (g)	217,901	211,568
Series 2004-WWF1 Class M4, 6.605% 1/25/35 (g)	1,905,000	1,699,477
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (c)	680,000	678,487
Class C, 5.77% 5/25/10 (c)	630,000	625,691
Rental Car Finance Corp. Series 2005-1A Class A2, 4.59% 6/25/11 (c)	1,420,000	1,388,164
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	279,877	268,388
Series 2004-RS10 Class MII2, 6.755% 10/25/34 (g)	2,600,000	2,240,805
Series 2005-SP2 Class 1A1, 5.655% 5/25/44 (g)	142,773	142,640
Santander Drive Auto Receivables Trust Series 2007-1 Class A3, 5.05% 9/15/11	3,175,000	3,156,548
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 6.025% 2/25/34 (g)	603,461	539,147
Sierra Timeshare Receivables Fund LLC Series 2006-1A:
Class A1, 5.84% 5/20/18 (c)	1,053,267	1,058,917
Class A2, 5.6875% 5/20/18 (c)(g)	2,971,535	2,951,780
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 5.56% 6/15/21 (g)	1,800,000	1,812,945
Series 2004-A:
Class B, 5.94% 6/15/33 (g)	400,000	405,200
Class C, 6.31% 6/15/33 (g)	1,020,000	1,031,219
Series 2004-B Class C, 6.23% 9/15/33 (g)	1,900,000	1,912,255
SLMA Student Loan Trust Series 2005-7 Class A3, 4.41% 7/25/25	2,500,000	2,498,775
Structured Asset Securities Corp. Series 2005-5N Class 3A1A, 5.805% 11/25/35 (g)	1,647,825	1,611,989
Asset-Backed Securities - continued
	Principal Amount	Value
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 6.0613% 3/15/11 (c)(g)	$ 2,520,000	$ 2,529,607
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 6.8113% 6/15/10 (g)	1,405,000	1,393,620
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.935% 9/25/34 (g)	83,246	78,953
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,620,893
Wachovia Auto Loan Owner Trust:
Series 2006-1 Class D, 5.42% 4/21/14 (c)	3,615,000	3,568,458
Series 2007-1 Class D, 5.65% 2/20/13	2,640,000	2,533,005
Wachovia Auto Loan Trust Series 2006-2A:
Class A3, 5.23% 8/22/11 (c)	3,960,000	3,951,269
Class D, 5.54% 12/20/12 (c)	2,245,000	2,221,430
WFS Financial Owner Trust:
Series 2004-3 Class D, 4.07% 2/17/12	334,585	331,911
Series 2004-4 Class D, 3.58% 5/17/12	294,189	291,941
Series 2005-1 Class D, 4.09% 8/15/12	263,563	261,377
Series 2005-3 Class C, 4.54% 5/17/13	850,000	836,860
Whinstone Capital Management Ltd. Series 1A Class B3, 6.255% 10/25/44 (c)(g)	2,584,119	2,584,119
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	258,955	257,911
TOTAL ASSET-BACKED SECURITIES (Cost $254,884,901)		248,076,402
Collateralized Mortgage Obligations - 9.9%

Private Sponsor - 6.7%
Banc of America Mortgage Securities, Inc.:
Series 2003-I Class 2A6, 4.1499% 10/25/33 (g)	5,520,000	5,419,860
Series 2003-J Class 2A2, 4.3919% 11/25/33 (g)	818,328	805,016
Series 2004-A:
Class 2A1, 3.5523% 2/25/34 (g)	479,138	466,077
Class 2A2, 4.1033% 2/25/34 (g)	2,063,352	2,017,163
Series 2004-D Class 2A1, 3.6156% 5/25/34 (g)	232,570	225,783
Series 2004-J Class 2A1, 4.7685% 11/25/34 (g)	761,755	747,731
Series 2005-H:
Class 1A1, 4.9226% 9/25/35 (g)	251,737	248,788
Class 2A2, 4.8021% 9/25/35 (g)	262,261	255,399
Bear Stearns Adjustable Rate Mortgage Trust floater Series 2005-6 Class 1A1, 5.082% 8/25/35 (g)	2,115,144	2,095,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 5.785% 1/25/35 (g)	$ 469,308	$ 467,315
Series 2005-2 Class 1A1, 5.755% 3/25/35 (g)	851,443	847,360
Series 2005-5 Class 1A1, 5.725% 7/25/35 (g)	733,371	728,942
Chase Mortgage Finance Trust:
Series 2007-A1:
Class 1A5, 4.3588% 2/25/37 (g)	157,793	155,544
Class 5A1, 4.1708% 2/25/37 (g)	1,264,407	1,233,514
Series 2007-A2:
Class 2A1, 4.243% 7/25/37 (g)	719,601	708,473
Class 3A1, 4.566% 7/25/37 (g)	5,133,562	5,041,671
Citigroup Mortgage Loan Trust Series 2004-UST1:
Class A3, 4.2265% 8/25/34 (g)	3,692,573	3,638,261
Class A4, 4.4069% 8/25/34 (g)	2,063,608	2,021,949
Countrywide Home Loans pass-thru certificates Series 2007-HY5 Class 3A1, 6.2335% 9/25/37 (g)	1,165,000	1,147,525
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	476,223	475,112
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.905% 1/25/34 (g)	147,508	147,316
Series 2004-2 Class 7A3, 5.905% 2/25/35 (g)	428,033	427,090
Series 2004-4 Class 5A2, 5.905% 3/25/35 (g)	140,692	139,626
Credit Suisse First Boston Mortgage Securities Corp.:
floater:
Series 2004-AR4 Class 5A2, 5.875% 5/25/34 (g)	61,000	60,989
Series 2004-AR5 Class 11A2, 5.875% 6/25/34 (g)	90,820	90,800
Series 2004-AR8 Class 8A2, 5.885% 9/25/34 (g)	79,376	79,339
Series 2007-AR7 Class 2A1, 4.6454% 11/25/34 (g)	775,930	762,333
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 6.01% 12/20/54 (g)	1,800,000	1,786,500
Series 2005-4 Class M2, 5.79% 12/20/54 (g)	1,300,000	1,294,892
Series 2006-1A Class C2, 6.11% 12/20/54 (c)(g)	1,100,000	1,089,176
Series 2006-2 Class C1, 5.83% 12/20/54 (g)	2,575,000	2,428,740
GSR Mortgage Loan Trust:
Series 2006-AR2 Class 4A1, 5.8537% 4/25/36 (g)	3,994,921	3,944,550
Series 2007-AR2 Class 2A1, 4.8399% 4/25/35 (g)	790,682	774,896
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 5.955% 10/25/34 (g)	672,942	671,453
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 5.895% 10/25/34 (g)	184,119	184,046
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater: - continued
Series 2004-9:
Class M2, 6.155% 1/25/35 (g)	$ 214,737	$ 214,715
Class M3, 6.205% 1/25/35 (g)	159,183	159,084
Class M4, 6.555% 1/25/35 (g)	81,194	81,164
Series 2005-1:
Class M1, 5.78% 4/25/35 (g)	254,387	253,274
Class M2, 5.82% 4/25/35 (g)	438,818	436,733
Class M3, 5.85% 4/25/35 (g)	108,114	107,445
JPMorgan Mortgage Trust:
Series 2005-A8 Class 2A3, 4.951% 11/25/35 (g)	400,000	391,544
Series 2006-A2 Class 5A1, 3.7552% 11/25/33 (g)	3,941,833	3,885,223
Series 2006-A3 Class 6A1, 3.7702% 8/25/34 (g)	1,245,230	1,209,850
Series 2006-A4 Class 1A1, 5.8257% 6/25/36 (g)	252,615	250,750
Series 2007-A1:
Class 3A2, 5.0072% 7/25/35 (g)	3,246,279	3,196,484
Class 7A3, 5.3007% 7/25/35 (g)	4,990,000	4,915,207
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 5.895% 9/26/45 (c)(g)	488,424	487,623
Lehman XS Trust floater Series 2006-GP1 Class A1, 5.595% 5/25/46 (g)	1,333,892	1,327,771
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1 Class 1A1, 5.59% 3/25/35 (g)	168,879	168,241
MASTR Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	215,261	212,839
MASTR Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2367% 8/25/17 (g)	804,819	813,185
Merrill Lynch Mortgage Investors Trust:
floater:
Series 2003-A Class 2A1, 5.895% 3/25/28 (g)	544,521	536,348
Series 2003-F Class A2, 5.6538% 10/25/28 (g)	676,134	674,695
Series 2004-B Class A2, 5.65% 6/25/29 (g)	921,752	918,304
Series 2004-C Class A2, 5.68% 7/25/29 (g)	561,436	560,556
Series 2004-D Class A2, 5.6738% 9/25/29 (g)	539,991	538,962
Series 2003-G Class XA1, 1% 1/25/29 (i)	3,156,186	4,911
Series 2003-H Class XA1, 1% 1/25/29 (i)	2,446,289	5,615
MortgageIT Trust floater Series 2004-2:
Class A1, 5.875% 12/25/34 (g)	697,070	693,220
Class A2, 5.955% 12/25/34 (g)	942,335	938,874
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 5.795% 7/25/35 (g)	1,470,937	1,464,335
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 6.01% 6/10/42 (g)	$ 915,000	$ 914,428
Series 3 Class C, 6.16% 6/10/42 (g)	1,935,000	1,902,952
Residential Asset Mortgage Products, Inc.:
sequential payer Series 2003-SL1 Class A31, 7.125% 4/25/31	557,029	561,949
Series 2005-AR5 Class 1A1, 4.7821% 9/19/35 (g)	599,618	593,091
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	376,239	364,643
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (c)	1,370,000	1,373,639
Class E, 6.706% 11/15/35 (c)	365,000	334,381
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (c)(i)	3,155,948	1,988
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 5.72% 9/20/33 (g)	227,818	227,781
Series 2004-3 Class A, 5.5706% 5/20/34 (g)	451,467	451,396
Series 2004-4 Class A, 5.6206% 5/20/34 (g)	381,713	381,653
Series 2004-5 Class A3, 5.6409% 6/20/34 (g)	430,184	429,030
Series 2004-6 Class A3A, 5.6975% 6/20/35 (g)	308,418	308,199
Series 2004-7 Class A3A, 5.7038% 8/20/34 (g)	402,101	401,340
Series 2004-8 Class A2, 5.755% 9/20/34 (g)	535,220	534,350
Series 2005-1 Class A2, 5.6325% 2/20/35 (g)	476,107	469,868
Structured Adjustable Rate Mortgage Loan Trust floater Series 2005-10 Class A1, 5.705% 6/25/35 (g)	380,901	372,088
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 5.905% 9/25/33 (c)(g)	187,865	184,049
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1708% 10/20/35 (g)	320,000	315,337
WaMu Mortgage pass-thru certificates:
Series 2003-AR10 Class A7, 4.0575% 10/25/33 (g)	920,000	897,817
Series 2004-AR7 Class A6, 3.941% 7/25/34 (g)	335,000	323,958
WaMu Mortgage Securities Corp. pass-thru certificates sequential payer:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	158,744	163,135
Series 2004-RA2 Class 2A, 7% 7/25/33	212,233	215,549
Wells Fargo Mortgage Backed Securities Trust:
sequential payer Series 2006-AR13 Class A4, 5.7598% 9/25/36 (g)	1,365,000	1,367,975
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,355,827	1,305,408
Series 2005-AR12 Class 2A6, 4.3186% 7/25/35 (g)	200,592	195,624
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	4,147,934	4,057,250
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust: - continued
Series 2005-AR3 Class 2A1, 4.187% 3/25/35 (g)	$ 397,331	$ 389,757
Series 2005-AR4 Class 2A2, 4.5234% 4/25/35 (g)	6,957,818	6,805,547
Series 2006-AR8 Class 2A6, 5.2401% 4/25/36 (g)	3,295,000	3,234,449
TOTAL PRIVATE SPONSOR		96,153,889
U.S. Government Agency - 3.2%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	883,568	898,272
Series 1994-30 Class JA, 5% 7/25/23	231,516	231,099
Series 2006-64 Class PA, 5.5% 2/25/30	7,391,517	7,420,472
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2006-49 Class CA, 6% 2/25/31	6,748,601	6,804,082
Series 2006-54 Class PE, 6% 2/25/33	2,111,213	2,131,978
sequential payer:
Series 2001-40 Class Z, 6% 8/25/31	1,242,528	1,259,483
Series 2003-76 Class BA, 4.5% 3/25/18	3,277,342	3,202,053
Series 2004-3 Class BA, 4% 7/25/17	136,430	131,943
Freddie Mac sequential payer Series 2114 Class ZM, 6% 1/15/29	557,964	566,507
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2489 Class PD, 6% 2/15/31	69,118	69,055
Series 2535 Class PC, 6% 9/15/32	1,824,258	1,850,425
Series 2625 Class QX, 2.25% 3/15/22	93,378	92,727
Series 2640 Class QG, 2% 4/15/22	127,200	126,072
Series 2690 Class PD, 5% 2/15/27	2,980,000	2,975,787
Series 2755 Class LC, 4% 6/15/27	2,225,000	2,170,568
Series 2901 Class UM, 4.5% 1/15/30	4,524,063	4,444,130
sequential payer:
Series 2523 Class JB, 5% 6/15/15	531,661	531,421
Series 2609 Class UJ, 6% 2/15/17	1,297,511	1,319,089
Series 2635 Class DG, 4.5% 1/15/18	3,709,855	3,629,474
Series 2780 Class A, 4% 12/15/14	3,227,006	3,147,858
Series 2786 Class GA, 4% 8/15/17	1,569,983	1,520,086
Series 2970 Class YA, 5% 9/15/18	1,335,354	1,325,545
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 1803 Class A, 6% 12/15/08	$ 192,508	$ 193,370
Ginnie Mae guaranteed REMIC pass-thru securities planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	218,367	220,046
TOTAL U.S. GOVERNMENT AGENCY		46,261,542
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $143,269,216)		142,415,431
Commercial Mortgage Securities - 8.3%

280 Park Avenue Trust floater Series 2001-280 Class X1, 0.9986% 2/3/11 (c)(g)(i)	14,905,118	446,741
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4448% 2/14/43 (g)(i)	6,745,515	245,222
Banc of America Commercial Mortgage, Inc. sequential payer Series 2007-3 Class A1, 5.659% 6/10/49 (g)	1,420,798	1,442,320
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-5 Class A1, 5.185% 7/10/11	664,306	660,570
Series 2007-2 Class A1, 5.421% 1/10/12	1,083,375	1,083,712
Series 2006-6 Class XP, 0.4311% 10/10/45 (g)(i)	34,755,260	718,853
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2005-1 Class A2, 4.64% 11/10/42	1,924,351	1,912,667
Series 2002-2 Class XP, 1.7784% 7/11/43 (c)(g)(i)	6,552,208	229,160
Series 2004-6 Class XP, 0.5362% 12/10/42 (g)(i)	12,573,748	205,884
Series 2005-4 Class XP, 0.1898% 7/10/45 (g)(i)	16,889,029	139,721
Banc of America Large Loan, Inc. floater Series 2003-BBA2 Class K, 8.2113% 11/15/15 (c)(g)	150,612	151,403
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 6.085% 12/25/33 (c)(g)	1,460,993	1,439,436
Series 2004-1:
Class A, 5.865% 4/25/34 (c)(g)	672,120	671,805
Class B, 7.405% 4/25/34 (c)(g)	84,015	83,634
Class M1, 6.065% 4/25/34 (c)(g)	42,007	41,916
Class M2, 6.705% 4/25/34 (c)(g)	42,007	41,916
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2004-2:
Class A, 5.935% 8/25/34 (c)(g)	$ 774,722	$ 774,601
Class M1, 6.085% 8/25/34 (c)(g)	249,829	248,736
Series 2004-3:
Class A1, 5.875% 1/25/35 (c)(g)	927,284	926,270
Class A2, 5.925% 1/25/35 (c)(g)	144,888	144,730
Series 2005-4A:
Class A2, 5.895% 1/25/36 (c)(g)	1,344,002	1,339,802
Class B1, 6.905% 1/25/36 (c)(g)	84,000	81,336
Class M1, 5.955% 1/25/36 (c)(g)	420,000	414,225
Class M2, 5.975% 1/25/36 (c)(g)	168,000	165,323
Class M3, 6.005% 1/25/36 (c)(g)	168,000	165,454
Class M4, 6.115% 1/25/36 (c)(g)	84,000	81,848
Class M5, 6.155% 1/25/36 (c)(g)	84,000	81,598
Class M6, 6.205% 1/25/36 (c)(g)	84,000	81,165
Series 2007-1:
Class A2, 5.775% 3/25/37 (c)(g)	503,343	497,916
Class B1, 6.175% 3/25/37 (c)(g)	159,941	146,996
Class B2, 6.655% 3/25/37 (c)(g)	117,604	106,376
Class B3, 8.855% 3/25/37 (c)(g)	329,290	302,072
Class M1, 5.775% 3/25/37 (c)(g)	136,420	132,157
Class M2, 5.795% 3/25/37 (c)(g)	103,491	99,901
Class M3, 5.825% 3/27/37 (c)(g)	89,379	86,390
Class M4, 5.875% 3/25/37 (c)(g)	65,858	62,380
Class M5, 5.925% 3/25/37 (c)(g)	112,899	106,461
Class M6, 6.005% 3/25/37 (c)(g)	155,237	145,316
Series 2007-3:
Class B1, 6.455% 7/25/37 (c)(g)	116,349	114,604
Class B2, 7.105% 7/25/37 (c)(g)	300,568	296,059
Class B3, 9.505% 7/25/37 (c)(g)	155,132	152,805
Class M1, 5.815% 7/25/37 (c)(g)	101,805	101,233
Class M2, 5.845% 7/25/37 (c)(g)	106,653	106,053
Class M3, 5.875% 7/25/37 (c)(g)	174,523	173,323
Class M4, 6.005% 7/25/37 (c)(g)	276,328	273,911
Class M5, 6.105% 7/25/37 (c)(g)	135,740	134,383
Class M6, 6.305% 7/25/37 (c)(g)	106,653	105,587
Series 2007-4A:
Class A2, 5.88% 9/25/37 (c)(g)	959,793	959,794
Class B1, 8.055% 9/25/37 (c)(g)	144,218	144,218
Class B2, 8.955% 9/25/37 (c)(g)	547,033	547,033
Class M1, 6.28% 9/25/37 (c)(g)	134,272	134,272
Class M2, 6.555% 9/25/37 (c)(g)	134,272	134,272
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2007-4A:
Class M4, 7.105% 9/25/37 (c)(g)	$ 358,058	$ 358,058
Class M5, 7.255% 9/25/37 (c)(g)	358,058	358,058
Class M6, 7.455% 9/25/37 (c)(g)	358,058	358,058
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(i)	7,390,445	337,766
Series 2006-2A Class IO, 0.8495% 7/25/36 (c)(i)	16,149,563	1,493,843
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential payer Series 2004-ESA Class A3, 4.741% 5/14/16 (c)	625,000	623,266
Series 2002-TOP8 Class X2, 2.0558% 8/15/38 (c)(g)(i)	6,968,028	367,050
Series 2003-PWR2 Class X2, 0.519% 5/11/39 (c)(g)(i)	18,830,339	289,371
Series 2004-PWR6 Class X2, 0.6422% 11/11/41 (c)(g)(i)	7,562,712	184,531
Series 2005-PWR9 Class X2, 0.3895% 9/11/42 (c)(g)(i)	49,152,296	789,715
Series 2006-PW13 Class A1, 5.294% 9/11/41	2,626,137	2,620,174
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.973% 5/15/35 (c)(g)(i)	41,742,311	2,079,197
Citigroup Commercial Mortgage Trust:
sequential payer Series 2005-EMG Class A2, 4.2211% 9/20/51 (c)	985,000	962,645
Series 2004-C2 Class XP, 0.9326% 10/15/41 (c)(g)(i)	8,983,766	274,154
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3 Class X3, 0.4514% 10/15/48 (g)(i)	64,712,679	1,426,753
Series 2007-CD4 Class A1, 4.977% 12/11/49	1,498,433	1,480,537
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (g)	856,046	846,591
COMM:
floater Series 2002-FL7:
Class D, 6.1813% 11/15/14 (c)(g)	118,857	118,871
Class H, 7.8613% 11/15/14 (c)(g)	1,232,000	1,231,992
Series 2004-LBN2 Class X2, 0.9563% 3/10/39 (c)(g)(i)	2,976,460	66,376
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class B, 6.0757% 9/15/30 (g)	3,420,000	3,429,657
Commercial Mortgage Asset Trust sequential payer Series 1999-C1 Class A3, 6.64% 1/17/32	653,057	662,139
Commercial Mortgage pass-thru certificates:
floater Series 2007-FL14 Class F, 6.1113% 6/15/22 (c)(g)	946,289	941,558
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass-thru certificates: - continued
Series 2005-LP5 Class XP, 0.3685% 5/10/43 (g)(i)	$ 17,373,099	$ 194,558
Credit Suisse Commercial Mortgage Trust Series 2006-C5 Class ASP, 0.6708% 12/15/39 (g)(i)	49,120,000	1,601,946
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer Series 2004-C1 Class A2, 3.516% 1/15/37	2,760,174	2,709,226
Series 2001-CK6 Class AX, 0.645% 9/15/18 (i)	17,578,604	459,055
Series 2003-C3 Class ASP, 1.6394% 5/15/38 (c)(g)(i)	18,132,597	721,260
Series 2004-C1 Class ASP, 0.7916% 1/15/37 (c)(g)(i)	14,190,495	334,565
Series 2005-C1 Class ASP, 0.3668% 2/15/38 (c)(g)(i)	18,334,123	231,653
Series 2005-C2 Class ASP, 0.5659% 4/15/37 (c)(g)(i)	15,091,277	312,654
DLJ Commercial Mortgage Corp. sequential payer Series 2000-CF1 Class A1B, 7.62% 6/10/33	1,732,872	1,813,161
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class D, 6.484% 3/15/33	1,360,000	1,376,565
First Union-Lehman Brothers Commercial Mortgage Trust sequential payer Series 1997-C2 Class A3, 6.65% 11/18/29	291,801	290,942
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2004-C3 Class A2, 4.433% 7/10/39	4,015,000	3,948,210
Series 2001-1 Class X1, 0.4254% 5/15/33 (c)(g)(i)	10,686,041	318,499
GE Capital Mall Finance Corp. Series 1998-1A Class B2, 7.25% 9/13/28 (c)(g)	1,490,000	1,492,449
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36	735,000	724,779
Class C, 5.707% 2/15/36	910,000	914,967
GMAC Commercial Mortgage Securities, Inc.:
sequential payer Series 2003-C2 Class A1, 4.576% 5/10/40	4,686,990	4,612,516
Series 2004-C3 Class X2, 0.6778% 12/10/41 (g)(i)	11,564,384	223,908
Series 2006-C1 Class XP, 0.156% 11/10/45 (g)(i)	22,638,450	175,801
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (c)	1,150,000	1,148,687
Series 2003-C2 Class XP, 1.0034% 1/5/36 (c)(g)(i)	20,904,250	462,998
Series 2005-GG3 Class XP, 0.7862% 8/10/42 (c)(g)(i)	53,366,587	1,248,415
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class C, 5.65% 3/1/20 (c)(g)	$ 720,000	$ 705,600
Class D, 5.7% 3/1/20 (c)(g)	215,000	210,700
Class E, 5.77% 3/1/20 (c)(g)	360,000	352,800
Class F, 5.81% 3/1/20 (c)(g)	180,000	176,400
Class G, 5.85% 3/1/20 (c)(g)	90,000	88,200
Class H, 5.98% 3/1/20 (c)(g)	150,000	146,250
Class J:
6.18% 3/1/20 (c)(g)	215,000	209,625
6.38% 3/1/20 (c)(g)	150,000	146,250
sequential payer Series 2003-C1 Class A2A, 3.59% 1/10/40	1,677,298	1,663,481
GS Mortgage Securities Trust Series 2007-GG10 Class A1, 5.69% 8/10/45	918,242	923,687
Hilton Hotel Pool Trust:
sequential payer Series 2000-HLTA Class A1, 7.055% 10/3/15 (c)	436,344	443,263
Series 2000-HLTA Class D, 7.555% 10/3/15 (c)	1,275,000	1,355,081
Host Marriott Pool Trust sequential payer Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	263,516	268,136
Class B, 7.3% 8/3/15 (c)	505,000	524,499
Class D, 7.97% 8/3/15 (c)	425,000	445,958
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer:
Series 2001-C1 Class A2, 5.464% 10/12/35	1,361,852	1,359,469
Series 2006-LDP9 Class A1, 5.17% 5/15/47 (g)	1,273,473	1,264,958
Series 2002-C3 Class X2, 1.166% 7/12/35 (c)(g)(i)	5,544,885	118,023
Series 2003-CB7 Class X2, 0.7548% 1/12/38 (c)(g)(i)	3,996,716	76,238
Series 2003-LN1 Class X2, 0.6608% 10/15/37 (c)(g)(i)	24,240,862	381,789
Series 2004-C1 Class X2, 0.9771% 1/15/38 (c)(g)(i)	3,685,663	95,554
Series 2004-CB8 Class X2, 1.1078% 1/12/39 (c)(g)(i)	4,500,943	134,433
LB Commercial Conduit Mortgage Trust sequential payer:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,494,362	2,501,605
Series 1999-C1 Class A2, 6.78% 6/15/31	2,545,980	2,581,374
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,439,989
Commercial Mortgage Securities - continued
	Principal Amount	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2006-C6 Class A1, 5.23% 9/15/39	$ 783,091	$ 780,339
Series 2006-C7 Class A1, 5.279% 11/15/38	375,829	375,301
Series 2007-C1 Class A1, 5.391% 2/15/40 (g)	543,675	543,377
Series 2002-C4 Class XCP, 1.3937% 10/15/35 (c)(g)(i)	11,093,503	283,632
Series 2002-C7 Class XCP, 0.8884% 1/15/36 (c)(g)(i)	8,437,751	166,192
Series 2003-C1 Class XCP, 1.2963% 12/15/36 (c)(g)(i)	5,776,896	135,246
Series 2004-C2 Class XCP, 1.1169% 3/1/36 (c)(g)(i)	10,074,481	261,652
Series 2004-C6 Class XCP, 0.6863% 8/15/36 (c)(g)(i)	14,091,741	254,667
Series 2005-C7 Class XCP, 0.2116% 11/15/40 (g)(i)	90,029,398	744,624
Series 2006-C1 Class XCP, 0.35% 2/15/41 (g)(i)	62,000,694	952,504
Series 2006-C6 Class XCP, 0.6468% 9/15/39 (g)(i)	28,335,000	861,129
Series 2007-C1 Class XCP, 0.4593% 2/15/40 (g)(i)	11,025,000	283,076
Series 2007-C2:
Class A1, 5.226% 2/15/40	463,760	462,011
Class XCP, 0.5106% 2/17/40 (g)(i)	50,750,000	1,445,685
LB-UBS Westfield Trust:
Series 2001-WM Class X, 0.5409% 7/14/16 (c)(g)(i)	12,071,576	233,016
Series 2001-WM, 6.754% 7/14/16 (c)	1,085,000	1,125,476
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.6688% 12/16/14 (c)(g)	1,420,000	1,418,774
Class K1, 8.1688% 12/16/14 (c)(g)	730,000	714,831
Merrill Lynch Mortgage Trust:
sequential payer Series 2007-C1 Class A1, 4.533% 7/12/40	2,000,000	1,974,530
Series 2002-MW1 Class XP, 1.5117% 7/12/34 (c)(g)(i)	4,320,120	117,754
Series 2005-GGP1 Class H, 4.374% 11/15/10	1,240,000	1,229,756
Series 2005-MCP1 Class XP, 0.5643% 6/12/43 (g)(i)	14,541,194	348,954
Series 2005-MKB2 Class XP, 0.2721% 9/12/42 (g)(i)	7,236,690	71,781
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class XP, 0.6718% 12/12/49 (g)(i)	22,438,739	720,544
ML-CFC Commercial Mortgage Trust Series 2007-6 Class A1, 5.175% 3/12/51	582,279	578,492
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ8 Class A1, 5.124% 3/12/44	378,937	376,727
Series 2006-T23 Class A1, 5.682% 8/12/41	692,920	697,953
Commercial Mortgage Securities - continued
	Principal Amount	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2007-HQ11 Class A1, 5.246% 2/20/44 (g)	$ 889,676	$ 885,377
Series 2007-IQ14 Class A1, 5.38% 4/15/49	1,866,450	1,861,229
Series 2007-HQ12 Series A1, 5.519% 4/12/49 (g)	1,046,970	1,045,871
Morgan Stanley Capital I, Inc.:
sequential payer Series 2003-IQ5:
Class A2, 4.09% 4/15/38	491,436	487,291
Class X2, 0.906% 4/15/38 (c)(g)(i)	7,839,530	192,030
Series 2003-IQ6 Class X2, 0.5905% 12/15/41 (c)(g)(i)	14,519,522	288,609
Series 2005-HQ5 Class X2, 0.3258% 1/14/42 (g)(i)	15,842,455	163,201
Series 2005-IQ9 Class X2, 1.0449% 7/15/56 (c)(g)(i)	14,451,554	520,494
Series 2005-TOP17 Class X2, 0.6008% 12/13/41 (g)(i)	10,262,513	253,241
Morgan Stanley Dean Witter Capital I Trust:
Series 2003-HQ2 Class X2, 1.353% 3/12/35 (c)(g)(i)	10,748,809	427,894
Series 2003-TOP9 Class X2, 1.4623% 11/13/36 (c)(g)(i)	6,932,706	268,164
Mortgage Capital Funding, Inc. sequential payer Series 1998-MC2 Class A2, 6.423% 6/18/30	657,283	656,130
NationsLink Funding Corp. Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,090,270
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 5.98% 3/24/18 (c)(g)	752,093	750,917
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (c)	572,633	571,419
Class E3, 7.253% 3/15/13 (c)	842,203	838,327
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2003-C7 Class A1, 4.241% 10/15/35 (c)	2,281,389	2,225,335
Series 2007-C30 Class A1, 5.031% 12/15/43	841,791	833,225
Series 2007-C31 Class A1, 5.14% 4/15/47	731,425	725,010
Series 2004-C14 Class PP, 5.14% 8/15/41 (c)(g)	1,549,800	1,424,586
Series 2005-C18 Class XP, 0.3361% 4/15/42 (g)(i)	21,820,511	288,751
Series 2006-C23 Class X, 0.0825% 1/15/45 (c)(g)(i)	280,362,982	1,692,299
Series 2006-C24 Class XP, 0.0767% 3/15/45 (c)(g)(i)	46,045,602	284,728
Series 2007-C30 Class XP, 0.4376% 12/15/43 (c)(g)(i)	52,500,000	1,252,461
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $121,466,088)		119,498,978
Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount	Value
United Mexican States 4.625% 10/8/08 (Cost $2,244,414)	$ 2,265,000	$ 2,245,749
Fixed-Income Funds - 10.9%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (h)	173,613	16,569,600
Fidelity Corporate Bond 1-5 Year Central Fund (h)	217,343	21,521,310
Fidelity Ultra-Short Central Fund (h)	1,255,141	118,673,581
TOTAL FIXED-INCOME FUNDS (Cost $163,628,514)		156,764,491
Preferred Securities - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Commercial Banks - 0.1%
National Westminster Bank PLC 7.75% (g) (Cost $1,487,045)	$ 1,430,000	1,475,549
Cash Equivalents - 18.4%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at:
5.37%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) #	$ 73,134,634	73,091,000
5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (a)	191,764,990	191,650,000
TOTAL CASH EQUIVALENTS (Cost $264,741,000)		264,741,000
TOTAL INVESTMENT PORTFOLIO - 116.6% (Cost $1,696,930,881)		1,678,778,188
NET OTHER ASSETS - (16.6)%		(239,245,230)
NET ASSETS - 100%		$ 1,439,532,958
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
148 Eurodollar 90 Day Index Contracts	Sept. 2007	$ 145,962,225	$ (197,417)
148 Eurodollar 90 Day Index Contracts	Dec. 2007	146,174,050	48,658
148 Eurodollar 90 Day Index Contracts	March 2008	146,283,200	173,783
148 Eurodollar 90 Day Index Contracts	June 2008	146,314,650	44,217
148 Eurodollar 90 Day Index Contracts	Sept. 2008	146,312,800	74,483
97 Eurodollar 90 Day Index Contracts	Dec. 2008	95,884,500	38,737
TOTAL EURODOLLAR CONTRACTS			182,461
Sold
Eurodollar Contracts
24 Eurodollar 90 Day Index Contracts	March 2009	23,720,700	(10,121)
15 Eurodollar 90 Day Index Contracts	June 2009	14,823,375	(24,435)
15 Eurodollar 90 Day Index Contracts	Sept. 2009	14,821,875	(23,885)
15 Eurodollar 90 Day Index Contracts	Dec. 2009	14,819,625	(23,135)
15 Eurodollar 90 Day Index Contracts	March 2010	14,818,125	(22,185)
14 Eurodollar 90 Day Index Contracts	June 2010	13,828,500	(19,656)
14 Eurodollar 90 Day Index Contracts	Sept. 2010	13,826,750	(18,956)
14 Eurodollar 90 Day Index Contracts	Dec. 2010	13,824,475	(18,081)
5 Eurodollar 90 Day Index Contracts	March 2011	4,936,750	(6,020)
TOTAL EURODOLLAR CONTRACTS			(166,474)
			$ 15,987

Swap Agreements
		Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34

	Oct. 2034	$ 362,000	$ (63,557)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ (88,466)
Receive monthly notional amount multiplied by 3.3% and pay to Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 6.88% 11/25/34	Dec. 2034	405,000	(110,221)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7, Class B3, 9.01% 8/25/34	Sept. 2034	362,000	(89,524)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	362,000	(55,839)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	362,000	(40,222)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	362,000	(60,420)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	362,000	(51,204)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 330,000	$ (102,337)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	362,000	(111,770)
Receive monthly notional amount multiplied by 1.9% and pay Morgan Stanley, Inc., upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2006-HE3 Class B3, 7.2225% 4/25/36	May 2036	800,000	(658,259)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	31,876	(979)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	107,663	(15,260)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	49,761	(40,391)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	619,595	(134,449)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.5% and pay Goldman Sachs upon credit event of Merrill Lynch Mortgage Investors, Inc., par value of the notional amount of Merrill Lynch Mortgage Investors, Inc. Series 2006 HE5, Class B3, 7.32% 8/25/37

	Sept. 2037	$ 2,500,000	$ (1,736,479)
Receive monthly notional amount multiplied by 3.6% and pay Goldman Sachs upon credit event of Nomura Home Equity Loan, Inc., par value of the notional amount of Nomura Home Equity Loan, Inc. Series 2006-HE3 Class M9, 7.17% 7/25/36	August 2036	2,500,000	(1,571,386)
Receive monthly notional amount multiplied by 3.7% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-6 Class M9, 7.25% 7/25/36	August 2036	2,500,000	(1,934,358)
Receive monthly notional amount multiplied by 3.8% and pay Goldman Sachs upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust 2006-8 Class M9, 7.17% 9/25/36	Oct. 2036	2,500,000	(1,665,000)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	362,000	(104,588)
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon credit event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	1,000,000	4,253
Receive quarterly notional amount multiplied by .48% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	2,675,000	(22,891)
Receive quarterly notional amount multiplied by .5% and pay Deutsche Bank upon credit event of Fannie Mae, par value of the notional amount of Fannie Mae 5.25% 8/1/12	Sept. 2012	1,100,000	1,319
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .54% and pay to Morgan Stanley, Inc. upon credit event of Fannie Mae, par value of the notional amount of Fannie Mae 5.25% 8/1/12	Sept. 2012	$ 1,055,000	$ 3,203
Receive quarterly notional amount multiplied by .55% and pay Deutsche Bank upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	1,300,000	(34,982)
Receive quarterly notional amount multiplied by .58% and pay Deutsche Bank upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	300,000	(7,823)
Receive quarterly notional amount multiplied by .59% and pay Bank of America upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	300,000	(7,736)
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon credit event of MBIA, Inc., par value of the notional amount of MBIA, Inc. 6.625% 10/1/28	Sept. 2010	600,000	(15,471)
Receive quarterly notional amount multiplied by .78% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Dec. 2008	2,600,000	(23,420)
TOTAL CREDIT DEFAULT SWAPS		26,569,895	(8,738,257)
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2007	6,400,000	(39,984)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 15 basis points and pay monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	May 2008	8,280,000	(50,694)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swaps - continued
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	April 2008	$ 13,200,000	$ 112,769
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	13,000,000	(1,424,715)
TOTAL TOTAL RETURN SWAPS		40,880,000	(1,402,624)
		$ 67,449,895	$ (10,140,881)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $135,313,520 or 9.4% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,003,906.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $6,675,975.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,597,881 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Iberbond 2004 PLC 4.826% 12/24/17	11/30/05	$ 2,575,394
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$73,091,000 due 9/04/07 at 5.37%
BNP Paribas Securities Corp.	$ 1,688,878
Banc of America Securities LLC	25,881,949
Bank of America, NA	11,633,075
Bear Stearns & Co., Inc.	1,454,134
Citigroup Global Markets, Inc.	4,586,290
Credit Suisse Securities (USA) LLC	2,908,269
Greenwich Capital Markets, Inc.	1,454,134
HSBC Securities (USA), Inc.	2,908,269
ING Financial Markets LLC	5,816,538
Societe Generale, New York Branch	8,724,806
UBS Securities LLC	2,835,562
WestLB AG	3,199,096
$ 73,091,000
$191,650,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 122,818,632
Citigroup Global Markets, Inc.	16,194,812
Countrywide Securities Corp.	52,636,556
$ 191,650,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 789,439
Fidelity Corporate Bond 1-5 Year Central Fund	1,101,171
Fidelity Ultra-Short Central Fund	6,442,522
Total	$ 8,333,132

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 17,359,192*	$ -	$ 16,569,600	0.6%
Fidelity Corporate Bond 1-5 Year Central Fund	-	25,861,252*	4,091,756	21,521,310	2.3%
Fidelity Ultra-Short Central Fund	64,284,463	60,499,000	-	118,673,581	0.9%
Total	$ 64,284,463	$ 103,719,444	$ 4,091,756	$ 156,764,491
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Income Tax Information

At August 31, 2007, the fund had a capital loss carryforward of approximately $15,914,126 of which $3,743,962, $6,438,298, $4,621,616 and $1,110,250 will expire on August 31, 2008, 2013, 2014 and 2015, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $186,079,840 and repurchase agreements of $264,741,000) - See accompanying schedule: Unaffiliated issuers (cost $1,533,302,367)	$ 1,522,013,697
Fidelity Central Funds (cost $163,628,514)	156,764,491
Total Investments (cost $1,696,930,881)		$ 1,678,778,188
Cash		34,752
Receivable for investments sold		641,127
Receivable for swap agreements		45,593
Receivable for fund shares sold		1,831,873
Interest receivable		10,222,402
Distributions receivable from Fidelity Central Funds		781,265
Prepaid expenses		1,824
Total assets		1,692,337,024

Liabilities
Payable for investments purchased Regular delivery	$ 2,078,849
Delayed delivery	43,231,586
Payable for fund shares redeemed	3,842,672
Distributions payable	694,229
Swap agreements, at value	10,140,881
Accrued management fee	378,639
Distribution fees payable	238,468
Payable for daily variation on futures contracts	136,000
Other affiliated payables	298,625
Other payables and accrued expenses	114,117
Collateral on securities loaned, at value	191,650,000
Total liabilities		252,804,066

Net Assets		$ 1,439,532,958
Net Assets consist of:
Paid in capital		$ 1,485,473,293
Distributions in excess of net investment income		(971,192)
Accumulated undistributed net realized gain (loss) on investments		(16,691,556)
Net unrealized appreciation (depreciation) on investments		(28,277,587)
Net Assets		$ 1,439,532,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($412,411,670 ÷ 44,577,315 shares)	$ 9.25

Maximum offering price per share (100/98.50 of $9.25)	$ 9.39
Class T: Net Asset Value and redemption price per share ($516,227,047 ÷ 55,760,691 shares)	$ 9.26

Maximum offering price per share (100/98.50 of $9.26)	$ 9.40
Class B: Net Asset Value and offering price per share ($19,895,342 ÷ 2,146,668 shares)A	$ 9.27

Class C: Net Asset Value and offering price per share ($129,104,568 ÷ 13,940,111 shares)A	$ 9.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($361,894,331 ÷ 39,092,026 shares)	$ 9.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended August 31, 2007

Investment Income
Dividends		$ 189,838
Interest		61,943,941
Income from Fidelity Central Funds		8,333,132
Total income		70,466,911

Expenses
Management fee	$ 4,310,171
Transfer agent fees	2,962,919
Distribution fees	2,974,921
Accounting and security lending fees	476,796
Custodian fees and expenses	46,489
Independent trustees' compensation	4,454
Registration fees	127,763
Audit	127,103
Legal	10,633
Miscellaneous	11,536
Total expenses before reductions	11,052,785
Expense reductions	(29,466)	11,023,319
Net investment income		59,443,592
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,054,961)
Fidelity Central Funds	(27,419)
Futures contracts	(1,194,804)
Swap agreements	(814,054)
Capital gain distributions from Fidelity Central Funds	16,854
Total net realized gain (loss)		(5,074,384)
Change in net unrealized appreciation (depreciation) on Investment securities:
Unaffiliated issuers	(2,594,325)
Fidelity Central Funds	(7,120,240)
Futures contracts	905,702
Swap agreements	(10,243,244)
Total change in net unrealized appreciation (depreciation)		(19,052,107)
Net gain (loss)		(24,126,491)
Net increase (decrease) in net assets resulting from operations		$ 35,317,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2007	Ten months ended August 31, 2006*	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 59,443,592	$ 42,146,588	$ 36,619,084
Net realized gain (loss)	(5,074,384)	(4,606,426)	(3,684,213)
Change in net unrealized appreciation (depreciation)	(19,052,107)	4,981,529	(23,367,389)
Net increase (decrease) in net assets resulting from operations	35,317,101	42,521,691	9,567,482
Distributions to shareholders from net investment income	(57,472,140)	(42,502,712)	(36,325,031)
Distributions to shareholders from net realized gain	-	-	(1,086,013)
Total distributions	(57,472,140)	(42,502,712)	(37,411,044)
Share transactions - net increase (decrease)	157,600,679	4,457,199	27,080,998
Total increase (decrease) in net assets	135,445,640	4,476,178	(762,564)

Net Assets
Beginning of period	1,304,087,318	1,299,611,140	1,300,373,704

End of period (including distributions in excess of net investment income of $971,192 and undistributed net investment income of $1,661,637 and undistributed net investment income of $3,415,768, respectively)

	$ 1,439,532,958	$ 1,304,087,318	$ 1,299,611,140

* The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49
Income from Investment Operations
Net investment incomeE	.414	.305	.281	.202	.261	.381
Net realized and unrealized gain (loss)	(.154)	.002	(.204)	.040	.128	(.034)
Total from investment operations	.260	.307	.077	.242	.389	.347
Distributions from net investment income	(.400)	(.307)	(.279)	(.192)	(.279)	(.397)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.400)	(.307)	(.287)	(.192)	(.279)	(.397)
Net asset value, end of period	$ 9.25	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44
Total ReturnB, C, D	2.79%	3.33%	.81%	2.56%	4.16%	3.78%
Ratios to Average Net AssetsF, I
Expenses before reductions	.78%	.78%A	.85%	.87%	.81%	.80%
Expenses net of fee waivers, if any	.78%	.78%A	.85%	.87%	.81%	.80%
Expenses net of all reductions	.77%	.78%A	.85%	.87%	.81%	.80%
Net investment income	4.41%	3.91%A	2.96%	2.13%	2.74%	4.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 412,412	$ 377,221	$ 369,512	$ 357,760	$ 186,290	$ 106,018
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment incomeE	.417	.308	.284	.207	.261	.381
Net realized and unrealized gain (loss)	(.154)	.002	(.194)	.038	.118	(.036)
Total from investment operations	.263	.310	.090	.245	.379	.345
Distributions from net investment income	(.403)	(.310)	(.282)	(.195)	(.279)	(.395)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.403)	(.310)	(.290)	(.195)	(.279)	(.395)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45
Total ReturnB, C, D	2.82%	3.36%	.95%	2.59%	4.04%	3.75%
Ratios to Average Net AssetsF, I
Expenses before reductions	.75%	.74%A	.81%	.83%	.82%	.82%
Expenses net of fee waivers, if any	.75%	.74%A	.81%	.83%	.82%	.82%
Expenses net of all reductions	.75%	.74%A	.81%	.83%	.82%	.82%
Net investment income	4.44%	3.95%A	2.99%	2.16%	2.73%	4.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 516,227	$ 514,917	$ 544,662	$ 517,440	$ 468,931	$ 388,495
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,	2007	2006H	2005L	2004L	2003L	2002I, L
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment incomeE	.344	.247	.210	.130	.183	.281
Net realized and unrealized gain (loss)	(.155)	.002	(.194)	.038	.120	(.234)
Total from investment operations	.189	.249	.016	.168	.303	.047
Distributions from net investment income	(.329)	(.249)	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.329)	(.249)	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.27	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46
Total ReturnB, C, D	2.01%	2.68%	.17%	1.77%	3.23%	.50%
Ratios to Average Net AssetsF, J
Expenses before reductions	1.54%	1.54%A	1.61%	1.63%	1.61%	1.86%A
Expenses net of fee waivers, if any	1.54%	1.54%A	1.60%	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.53%	1.53%A	1.60%	1.63%	1.61%	1.65%A
Net investment income	3.65%	3.15%A	2.21%	1.36%	1.94%	3.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,895	$ 30,678	$ 39,190	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rateG	91%K	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,	2007	2006H	2005K	2004K	2003K	2002K
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment incomeE	.340	.244	.206	.129	.182	.304
Net realized and unrealized gain (loss)	(.155)	.002	(.204)	.048	.118	(.037)
Total from investment operations	.185	.246	.002	.177	.300	.267
Distributions from net investment income	(.325)	(.246)	(.204)	(.117)	(.200)	(.317)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.325)	(.246)	(.212)	(.117)	(.200)	(.317)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45
Total ReturnB, C, D	1.98%	2.65%	.02%	1.86%	3.19%	2.90%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.57%	1.58%A	1.64%	1.65%	1.64%	1.64%
Expenses net of fee waivers, if any	1.57%	1.58%A	1.64%	1.65%	1.64%	1.64%
Expenses net of all reductions	1.57%	1.57%A	1.64%	1.65%	1.64%	1.63%
Net investment income	3.62%	3.12%A	2.16%	1.34%	1.91%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 129,105	$ 156,364	$ 194,992	$ 273,166	$ 359,779	$ 283,046
Portfolio turnover rateG	91%J	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,	2007	2006 G	2005 J	2004 J	2003 J	2002 J
Selected Per-share Data
Net asset value, beginning of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Income from Investment Operations
Net investment income D	.435	.321	.301	.225	.278	.397
Net realized and unrealized gain (loss)	(.154)	.003	(.194)	.038	.119	(.043)
Total from investment operations	.281	.324	.107	.263	.397	.363
Distributions from net investment income	(.421)	(.324)	(.299)	(.213)	(.297)	(.413)
Distributions from net realized gain	-	-	(.008)	-	-	-
Total distributions	(.421)	(.324)	(.307)	(.213)	(.297)	(.413)
Net asset value, end of period	$ 9.26	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45
Total Return B, C	3.02%	3.51%	1.14%	2.78%	4.24%	3.95%
Ratios to Average Net Assets E,H
Expenses before reductions	.55%	.57%A	.63%	.64%	.63%	.64%
Expenses net of fee waivers, if any	.55%	.57%A	.63%	.64%	.63%	.64%
Expenses net of all reductions	.55%	.57%A	.63%	.64%	.63%	.63%
Net investment income	4.64%	4.12%A	3.18%	2.35%	2.92%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 361,894	$ 224,908	$ 151,257	$ 98,505	$ 91,138	$ 65,330
Portfolio turnover rate F	91%I	55%A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the period ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

1. Organization.

Fidelity Advisor Short Fixed-Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

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Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent

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3. Significant Accounting Policies - continued

Security Valuation - continued

pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,954,366
Unrealized depreciation	(30,972,940)
Net unrealized appreciation (depreciation)	(26,018,574)
Capital loss carryforward	(15,914,126)

Cost for federal income tax purposes	$ 1,704,796,762

The tax character of distributions paid was as follows:

	August 31, 2007	Ten months ended August 31, 2006	October 31, 2005
Ordinary Income	$ 57,472,140	$ 42,502,712	$ 37,411,044

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

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4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $346,066,383 and $284,696,380, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 586,366	$ 14,195
Class T	0%	.15%	775,624	1,374
Class B	.65%	.25%	220,591	159,398
Class C	.75%	.25%	1,392,340	144,029
			$ 2,974,921	$ 318,996

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 39,362
Class T	28,646
Class B*	39,197
Class C*	19,781
$ 126,986

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 976,657.25
Class T	1,147,845.22
Class B	63,539.26
Class C	274,540.20
Institutional Class	500,338.17
	$ 2,962,919

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of two newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Fund in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table. Each exchange is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed- Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 13,005,677	$ -	130,057
Corporate Bond 1-5 Year Central Fund	25,637,592	56,555	256,376
Total	$ 38,643,269	$ 56,555	386,433

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,090 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $113,374.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19,599. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,662
Institutional Class	3,509
$ 6,171

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
From net investment income
Class A	$ 16,688,665	$ 12,371,759	$ 10,743,507
Class T	22,186,363	18,159,068	15,909,371
Class B	850,272	922,482	982,753
Class C	4,805,418	4,436,853	4,841,882
Institutional Class	12,941,422	6,612,550	3,847,518
Total	$ 57,472,140	$ 42,502,712	$ 36,325,031

From net realized gain
Class A	$ -	$ -	$ 299,982
Class T	-	-	436,716
Class B	-	-	43,394
Class C	-	-	219,150
Institutional Class	-	-	86,771
Total	$ -	$ -	$ 1,086,013

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	16,613,696	13,781,754	15,866,789
Reinvestment of distributions	1,587,733	1,164,878	1,023,632
Shares redeemed	(13,781,919)	(14,130,761)	(14,827,970)
Net increase (decrease)	4,419,510	815,871	2,062,451
Class T
Shares sold	19,335,798	18,789,041	25,539,658
Reinvestment of distributions	2,112,360	1,720,934	1,515,180
Shares redeemed	(20,467,284)	(23,681,399)	(22,986,919)
Net increase (decrease)	980,874	(3,171,424)	4,067,919
Class B
Shares sold	916,395	711,278	991,898
Reinvestment of distributions	76,879	83,920	89,903
Shares redeemed	(2,106,976)	(1,700,424)	(2,482,456)
Net increase (decrease)	(1,113,702)	(905,226)	(1,400,655)
Class C
Shares sold	2,247,485	3,061,743	3,789,292
Reinvestment of distributions	326,579	299,595	341,788
Shares redeemed	(5,263,789)	(7,473,257)	(11,828,809)
Net increase (decrease)	(2,689,725)	(4,111,919)	(7,697,729)
Institutional Class
Shares sold	21,192,347	11,831,199	9,882,466
Reinvestment of distributions	1,130,797	578,334	310,507
Shares redeemed	(7,160,362)	(4,575,139)	(4,357,149)
Net increase (decrease)	15,162,782	7,834,394	5,835,824

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12. Share Transactions - continued

	Dollars
	Year ended August 31, 2007	Ten months ended August 31, 2006	Year ended October 31, 2005
Class A
Shares sold	$ 156,014,787	$ 129,044,621	$ 150,493,785
Reinvestment of distributions	14,900,027	10,907,076	9,698,542
Shares redeemed	(129,393,235)	(132,254,551)	(140,591,886)
Net increase (decrease)	$ 41,521,579	$ 7,697,146	$ 19,600,441
Class T
Shares sold	$ 181,733,172	$ 176,100,769	$ 242,408,838
Reinvestment of distributions	19,843,376	16,127,835	14,364,388
Shares redeemed	(192,353,864)	(221,798,081)	(218,160,605)
Net increase (decrease)	$ 9,222,684	$ (29,569,477)	$ 38,612,621
Class B
Shares sold	$ 8,591,803	$ 6,669,015	$ 9,428,825
Reinvestment of distributions	723,561	787,418	853,530
Shares redeemed	(19,833,218)	(15,948,229)	(23,589,493)
Net increase (decrease)	$ (10,517,854)	$ (8,491,796)	$ (13,307,138)
Class C
Shares sold	$ 21,090,690	$ 28,665,169	$ 35,934,636
Reinvestment of distributions	3,069,001	2,808,534	3,242,233
Shares redeemed	(49,508,922)	(70,075,282)	(112,353,549)
Net increase (decrease)	$ (25,349,231)	$ (38,601,579)	$ (73,176,680)
Institutional Class
Shares sold	$ 199,239,817	$ 110,869,017	$ 93,788,947
Reinvestment of distributions	10,613,254	5,418,576	2,942,021
Shares redeemed	(67,129,570)	(42,864,688)	(41,379,214)
Net increase (decrease)	$ 142,723,501	$ 73,422,905	$ 55,351,754

13. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 2007, the ten month period ended August 31, 2006 and the year ended October 31, 2005, and the financial highlights for the year ended August 31, 2007, the ten month period ended August 31, 2006 and for each of the four years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2007, the ten month period ended August 31, 2006 and the year ended October 31, 2005, and its financial highlights for the year ended August 31, 2007, the ten month period ended August 31, 2006 and for each of the four years in the period ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

Annual Report

October 30, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Advisor Short Fixed-Income. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Short Fixed-Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of 3.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,496,574 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed-Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Short Fixed-Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Short Fixed-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFII-UANN-1007
1.784770.104

Item 2. Code of Ethics

As of the end of the period, August 31, 2007, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Intermediate Bond Fund and Fidelity Advisor Mortgage Securities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A	2005A
Fidelity Advisor Intermediate Bond Fund	$77,000	$64,000B	$61,000
Fidelity Advisor Mortgage Securities Fund	$97,000	$111,000B	$103,000
All funds in the Fidelity Group of Funds audited by PwC	$14,300,000	$13,300,000C	$11,900,000

A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.
C	For the twelve month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Short Fixed-Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A	2005A
Fidelity Advisor Short Fixed-Income Fund	$113,000	$43,000B	$43,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,200,000	$6,100,000C	$5,400,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.
C	For the twelve month period ended August 31, 2006.

(b) Audit-Related Fees.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A,B	2005 A
Fidelity Advisor Intermediate Bond Fund	$0	$0	$0
Fidelity Advisor Mortgage Securities Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A,B	2005 A
Fidelity Advisor Short Fixed-Income Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006 A,B	2005A
PwC	$0	$0	$0
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A,B	2005A
Fidelity Advisor Intermediate Bond Fund	$2,900	$2,700	$2,500
Fidelity Advisor Mortgage Securities Fund	$2,900	$2,700	$2,500
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2006A,B	2005A
Fidelity Advisor Short Fixed-Income Fund	$5,200	$3,700	$3,600
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A,B	2005A
PwC	$0	$0	$0
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2006A,B	2005A
Fidelity Advisor Intermediate Bond Fund	$2,100	$2,000	$2,600
Fidelity Advisor Mortgage Securities Fund	$2,300	$2,400	$3,200
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A,B	2005A
Fidelity Advisor Short Fixed-Income Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A,B	2005A
PwC	$275,000	$18,000	$420,000
Deloitte Entities	$180,000	$255,000	$210,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006, and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006, and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006, and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006, and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006, and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate fees billed by PwC of $1,395,000A, $675,000A,B and $1,650,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A,B	2005A
Covered Services	$285,000	$25,000	$450,000
Non-Covered Services	$1,110,000	$650,000	$1,200,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the ten month period ended August 31, 2006 and the fiscal year ended October 31, 2005, the aggregate fees billed by Deloitte Entities of $400,000A, $790,000 A,B and $535,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2006A,B	2005A
Covered Services	$185,000	$260,000	$225,000
Non-Covered Services	$215,000	$530,000	$310,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 9, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	November 9, 2007